UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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LEAF GROUP LTD.

(Name of Registrant as Specified In Its Charter)

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Dear Stockholders:
You are cordially invited to attend a special meeting of stockholders of Leaf Group Ltd., a Delaware corporation (referred to as “Leaf Group” or the “Company”), which will be held virtually on June 10, 2021 at 9:00 AM, Pacific Time, at www.virtualshareholdermeeting.com/LEAF2021SM, referred to as the “special meeting.”
At the special meeting, you will be asked to consider and vote upon the adoption of the Agreement and Plan of Merger, dated as of April 3, 2021 (as it may be amended, supplemented or otherwise modified from time to time, referred to as the “merger agreement”), by and among Graham Holdings Company, a Delaware corporation, referred to as “Parent,” Pacifica Merger Sub, Inc. a Delaware corporation and wholly owned subsidiary of Parent, referred to as the “merger subsidiary,” and the Company, which provides for the merger of the merger subsidiary with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent, referred to as the “merger,” on the terms set forth in the merger agreement. If the merger is completed, you will be entitled to receive $8.50 in cash, without interest and less any applicable withholding taxes, for each share of common stock of the Company, par value $0.0001 per share (referred to as “common stock”), that you own as of immediately prior to the effective time of the merger, unless you seek and validly perfect your statutory appraisal rights under Delaware law.
After careful consideration, the Company’s board of directors (referred to as the “Board”) unanimously: (i) approved and declared advisable the merger agreement and the merger, (ii) determined that the merger is in the best interests of the Company and its stockholders, (iii) directed that the merger agreement be submitted to the stockholders of the Company for adoption and (iv) resolved to recommend that the Company’s stockholders vote in favor of the adoption of the merger agreement. Accordingly, the Board recommends a vote “FOR” the proposal to adopt the merger agreement and “FOR” each of the other proposals to be voted on at the special meeting.
The proxy statement accompanying this letter provides you with more specific information concerning the special meeting, the merger agreement, the merger and the other transactions contemplated by the merger agreement. A copy of the merger agreement is attached as Annex A to the proxy statement. We encourage you to read the proxy statement, the accompanying annexes and any documents incorporated by reference in the proxy statement carefully and in their entirety.
Your vote is important, regardless of the number of shares of common stock you own. The merger cannot be completed unless the merger agreement is adopted by stockholders holding a majority of the outstanding shares of common stock entitled to vote thereon at the special meeting. If you abstain from voting, fail to vote (via the Internet during the special meeting or by proxy) or fail to give voting instructions to your bank, broker or other nominee, it will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement. Whether or not you plan to attend the special meeting virtually, we urge you to submit your proxy as soon as possible, whether over the Internet, by telephone or by completing, signing and returning the enclosed proxy card by mail in the prepaid reply envelope. If you are a stockholder of record, you may also attend the special meeting and vote your shares virtually at the special meeting. If you are a beneficial owner of shares of common stock held in “street name,” you may instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. In order to attend the virtual special meeting and vote online, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The control number is designed to verify your identity and allow you to vote your shares of common stock at the special meeting or to vote by proxy prior to the special meeting. If you are a beneficial owner of shares of common stock held in “street name,” you may contact the bank, broker or other institution where you hold your account if you have questions about obtaining your control number and attending the special meeting. If you attend the special meeting and vote via the Internet, your vote will revoke any proxy that you have previously submitted.

If you have any questions or need assistance voting your shares, please contact the Company’s proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll free: (877) 717-3922
Banks and Brokers may call collect: (212) 750-5833
Thank you for your ongoing support and continued interest in the Company. We look forward to seeing you virtually at the special meeting.
Very truly yours,
Sean Moriarty
Chief Executive Officer
The merger has not been approved or disapproved by the Securities and Exchange Commission or any state securities commission. Neither the Securities and Exchange Commission nor any state securities commission has passed upon the merits or fairness of the merger or upon the adequacy or accuracy of the information contained in this document or the accompanying proxy statement. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated May 6, 2021 and is first being mailed to holders of common stock of the Company on or about May 6, 2021.

LEAF GROUP LTD.
1655 26th Street
Santa Monica, California 90404

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON June 10, 2021

Time and Date:	9:00 AM, Pacific Time, on June 10, 2021
Place:	Virtually via www.virtualshareholdermeeting.com/LEAF2021SM. If you plan to participate in the virtual meeting, please follow the instructions provided under “General Information” in the proxy statement accompanying this notice. Stockholders will be able to listen, vote, and submit questions from their home or from any remote location that has Internet connectivity. There will be no physical location for stockholders to attend.
Purpose:
1.
To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of April 3, 2021 as it may be amended, supplemented or otherwise modified from time to time (referred to as the “merger agreement”), by and among the Company, Graham Holdings Company, a Delaware corporation (referred to as “Parent”), and Pacifica Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (referred to as the “merger subsidiary”) (referred to as the “merger proposal”);

2.
To consider and vote on a non-binding, advisory proposal to approve the compensation that may be paid or may become payable to the Company’s named executive officers in connection with the merger (referred to as the “advisory, non-binding compensation proposal”); and

3.
To consider and vote on a proposal to adjourn or postpone the special meeting to a later date or time, if necessary or appropriate as determined by the Company, to solicit additional proxies if there are insufficient votes at the time of the special meeting or any adjournment or postponement thereof to approve the merger proposal (referred to as the “adjournment proposal”).

Record Date:	Only holders of shares of common stock of the Company, par value $0.0001 per share (referred to as “common stock”), as of the close of business on May 3, 2021, are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.
General:
The Company’s board of directors (referred to as the “Board”) unanimously: (i) approved and declared advisable the merger agreement and the merger, (ii) determined that the merger is in the best interests of the Company and its stockholders, (iii) directed that the merger agreement be submitted to the stockholders of the Company for adoption and (iv) resolved to recommend that the Company’s stockholders approve the adoption of the merger agreement. Accordingly, the Board unanimously recommends that the Company’s stockholders vote “FOR” the merger proposal, “FOR” the advisory, non-binding compensation proposal and “FOR” the adjournment proposal.
Assuming a quorum is present, the merger proposal requires the affirmative vote of holders of a majority of the outstanding shares of common stock entitled to vote on the merger proposal, and each of the advisory, and the non-binding compensation proposal and the adjournment proposal require the affirmative vote of the holders of a majority in voting power of the shares of common stock which are present in person virtually or by proxy and entitled to vote thereon.

Completion of the merger is conditioned on, among other things, approval of the merger proposal by the holders of common stock.
Under Delaware law, the Company’s stockholders who do not vote in favor of the adoption of the merger agreement will have the right to seek appraisal of the fair value of their shares of common stock as determined by the Delaware Court of Chancery if the merger is completed, but only if they submit a written demand for appraisal prior to the vote on the merger proposal and comply with the other Delaware law procedures for exercising statutory appraisal rights, which are summarized in the section titled “Appraisal Rights” in the accompanying proxy statement. The applicable Delaware appraisal statute is also reproduced in its entirety in Annex C to the accompanying proxy statement.
Your vote is important, regardless of the number of shares of common stock you own. Whether or not you plan to attend the special meeting virtually, we strongly urge you to submit your proxy as soon as possible, whether over the Internet, by telephone or by completing, signing and returning the enclosed proxy card by mail in the prepaid reply envelope. If you are a stockholder of record, you may also attend the special meeting and vote your shares virtually at the special meeting. If you are a beneficial owner of shares of common stock held in “street name,” you may instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. In order to attend the virtual special meeting and vote online, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The control number is designed to verify your identity and allow you to vote your shares of common stock at the special meeting or to vote by proxy prior to the special meeting. If you are a beneficial owner of shares of common stock held in “street name,” you may contact the bank, broker or other institution where you hold your account if you have questions about obtaining your control number and attending the special meeting. If you attend the special meeting and vote via the Internet, your vote will revoke any proxy that you have previously submitted.
A list of stockholders entitled to vote at the special meeting will be available for examination by any stockholder for any purpose germane to the special meeting beginning ten days prior to the special meeting, and ending on the date of the special meeting, upon request to the Company’s Investor Relations department at 415-264-3419, subject to the satisfactory verification of stockholder status. Such list will also be available at the special meeting during the duration of the meeting via the special meeting website at www.virtualshareholdermeeting.com/LEAF2021SM.
The foregoing matters are more fully described in the accompanying proxy statement, which forms a part of this notice and is incorporated herein by reference. A copy of the merger agreement is attached as Annex A to the proxy statement. We encourage you to read the proxy statement, the accompanying annexes and any documents incorporated by reference in the proxy statement carefully and in their entirety. If you have any questions concerning the merger agreement, the merger or the other transactions contemplated by the merger agreement, the special meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement, or need help submitting a proxy to have your shares of common stock voted, please contact the Company’s proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll free: (877) 717-3922
Banks and Brokers may call collect: (212) 750-5833
By order of the Board of Directors
Sean Moriarty
Chief Executive Officer
Santa Monica, California, May 6, 2021

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SUMMARY TERM SHEET
This summary term sheet highlights selected information in this proxy statement and may not contain all of the information about the merger agreement, the voting agreement or the merger and other transactions contemplated by the merger agreement and voting agreement that are important to you. You should carefully read this proxy statement in its entirety, including the annexes hereto and the other documents to which we have referred you, for a more complete understanding of the matters being considered at the special meeting. You may obtain, without charge, copies of any of the documents we file with the Securities and Exchange Commission (referred to as the “SEC”) by following the instructions under the section of this proxy statement titled “Where You Can Find Additional Information.”
In this proxy statement,(i) the terms “we,” “us,” “our,” the “Company” and “Leaf Group” refer to Leaf Group Ltd.; (ii) the term “Parent” refers to Graham Holdings Company; (iii) the term “merger subsidiary” refers to Pacifica Merger Sub, Inc.; (iv) the term “merger agreement” refers to the Agreement and Plan of Merger, dated as of April 3, 2021, by and among Parent, the merger subsidiary and the Company, as the same may be amended, supplemented or otherwise modified from time to time; (v) the term “common stock” refers to common stock of the Company, par value $0.0001 per share; and (vi) the term “voting agreement” refers to the Voting Agreement, dated as of April 3, 2021, by and among Parent and the holders of common stock party thereto.
The Parties
Leaf Group Ltd.   Leaf Group Ltd. is a diversified consumer internet company that builds enduring, creator-driven brands that reach passionate audiences in large and growing lifestyle categories, including fitness and wellness and home, art and design. Its business is comprised of three segments: Society6 Group, its made-to-order marketplace business; Saatchi Art Group, one of the world’s largest online art galleries with a focus on emerging artists; and Media Group, a diverse portfolio of media properties that educate and inform consumers on a broad range of topics.
We were incorporated in 2006 as Demand Media, Inc., a Delaware corporation. Later in 2016, we changed our name to Leaf Group Ltd. Our shares of common stock are quoted on the New York Stock Exchange (referred to as “NYSE”) under the symbol “LEAF.” Our principal executive office is located at:
Leaf Group Ltd.
1655 26th Street
Santa Monica, CA 90404
(310) 656-6253
Additional information about Leaf Group is contained in its public filings, certain of which are incorporated by reference herein. See the sections of this proxy statement titled “Where You Can Find Additional Information” and “The Parties — Leaf Group Ltd.”
Graham Holdings Company.   Graham Holdings Company (NYSE: GHC) is a diversified education and media company whose operations include educational services; television broadcasting; online, podcast, print and local TV news and other content; social-media advertising services; manufacturing; automotive dealerships; restaurants and entertainment venues; custom framing; and home health and hospice care. Parent’s Kaplan, Inc. subsidiary provides a wide variety of educational services, both domestically and outside the United States. Parent’s media operations comprise the ownership and operation of television broadcasting (through the ownership and operation of seven television broadcast stations) plus Slate and Foreign Policy magazines; and Pinna, an ad-free audio streaming service for children. Parent’s home health and hospice operations provide home health, hospice and palliative services. Parent’s manufacturing companies comprise the ownership of a supplier of pressure treated wood, an electrical solutions company, a manufacturer of lifting solutions, and a supplier of certain parts used in electric utilities and industrial systems. Parent also owns automotive dealerships, restaurants, a custom framing service company, a cybersecurity training company, a marketing solutions provider, and a customer data and analytics software company. Upon completion of the merger, Leaf Group will be a direct wholly owned subsidiary of Parent. See the section of this proxy statement titled “The Parties — Graham Holdings Company.”
Graham Holdings Company
1300 North 17th Street
Arlington, Virginia
(703) 345-6300
Pacifica Merger Sub, Inc.   The merger subsidiary is a wholly owned subsidiary of Parent and was formed by Parent solely for the purpose of engaging in the transactions contemplated by the merger agreement and has not engaged in any business activities other than in connection with the transactions contemplated by the merger agreement. Upon completion of the merger, the merger subsidiary will cease to exist. See the section of this proxy statement titled “The Parties — Pacifica Merger Sub, Inc.”
Pacifica Merger Sub, Inc.
c/o Graham Holdings Company
1300 North 17th Street
Arlington, Virginia
(703) 345-6300
The Merger
The Company, Parent and the merger subsidiary entered into the merger agreement on April 3, 2021. A copy of the merger agreement is included as Annex A to this proxy statement. On the terms and subject to the conditions set forth in the merger agreement and in accordance with the General Corporation Law of the State of Delaware (referred to as the “DGCL”), at the effective time of the merger (referred to as the “effective time”), the merger subsidiary will merge with and into the Company, the separate corporate existence of the merger subsidiary will thereupon cease, and the Company will continue as the surviving corporation of the merger as a wholly owned subsidiary of Parent. From time to time in this proxy statement, we refer to the Company as it will exist after the completion of the merger as the “surviving corporation.”
At the effective time of the merger, and without any action by any stockholder, each share of common stock that is outstanding immediately prior to the effective time of the merger (other than shares held by the Company as treasury stock, owned by Parent or the merger subsidiary or as to which holders thereof have properly and validly exercised their statutory rights of appraisal in accordance with Section 262 of the DGCL) will be automatically converted into the right to receive cash in an amount equal to $8.50, without interest and less any applicable withholding taxes, which is referred to as the “merger consideration.”
The Special Meeting
The special meeting will be held on June 10, 2021, at 9:00 AM Pacific Time, virtually via www.virtualshareholdermeeting.com/LEAF2021SM. At the special meeting, holders of common stock will be asked to, among other things, vote for the adoption of the merger agreement. Please see the section of this proxy statement titled “The Special Meeting” for additional information on the special meeting, including how to vote your shares of common stock.
Record Date and Stockholders Entitled to Vote; Vote Required
Only holders of common stock of record as of the close of business on May 3, 2021, the record date for the special meeting, are entitled to receive notice of and to vote the shares of common stock they held on the record date at the special meeting. As of the close of business on the record date, there were 36,032,095 shares of common stock outstanding and eligible to vote at the special meeting. On each of the proposals presented at the special meeting, each holder of common stock will be entitled to one vote for each share of common stock held by such stockholder on the record date. The adoption of the merger agreement by the holders of common stock requires the affirmative vote of stockholders holding a majority of the outstanding shares of common stock entitled to vote thereon as of the close of business on the record date. The approval of the advisory, non-binding compensation proposal and adjournment proposal each require the affirmative vote of the holders of a majority in voting power of the shares of common stock which are present in person virtually or by proxy and entitled to vote thereon.
Background of the Merger
A description of the process we undertook that led to the proposed merger, including our discussions with Parent, is included in this proxy statement under “The Merger — Background of the Merger.”
Reasons for the Merger; Recommendation of the Board
After careful consideration, the Board unanimously: (i) approved and declared advisable the merger agreement and the merger, (ii) determined that the merger is in the best interests of the Company and its stockholders, (iii) directed that the merger agreement be submitted to the stockholders of the Company for adoption and (iv) recommended that the Company’s stockholders vote in favor of the adoption of the merger agreement. Accordingly, the Board recommends a vote “FOR” the merger proposal. The Board also recommends a vote “FOR” the advisory, non-binding compensation proposal and “FOR” the adjournment proposal.
For a discussion of the material factors that the Board considered in determining to recommend the adoption of the merger agreement, please see the section of this proxy statement titled “The Merger — Reasons for the Merger; Recommendation of the Board.”
Opinion of Leaf Group’s Financial Advisor
Pursuant to an engagement letter, dated March 12, 2021, the Company retained Canaccord Genuity LLC (referred to as “Canaccord Genuity”) as a financial advisor in connection with a possible acquisition of the Company and to deliver a fairness opinion in connection with the proposed merger.
At the meeting of the Board held on April 3, 2021, Canaccord Genuity rendered its oral opinion to the Board that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the merger consideration to be paid to the holders of shares of common stock in the merger was fair, from a financial point of view, to such holders. Canaccord Genuity subsequently confirmed its oral opinion by delivering its written opinion to the Board, dated April 3, 2021, that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the merger consideration to be paid to the holders of shares of common stock in the merger was fair, from a financial point of view, to such holders.
The full text of the written opinion of Canaccord Genuity, dated April 3, 2021, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex B to this proxy statement and is incorporated herein by reference. The summary of the opinion of Canaccord Genuity set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The Company’s stockholders are urged to read the opinion in its entirety.
Canaccord Genuity’s written opinion was addressed to the Board (in its capacity as such) in connection with and for the purposes of its evaluation of the merger, was directed only to the merger consideration to be paid in the proposed merger and did not address any other aspect of the merger. Canaccord Genuity expressed no opinion as to the fairness of the consideration to the holders of any class of securities, creditors or other constituencies of the Company, other than the holders of common stock, or as to the underlying decision by the Company to engage in the merger. The issuance of Canaccord Genuity’s opinion was approved by a fairness committee of Canaccord Genuity. The opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the merger or any other matter.
For more information, see the section of this proxy statement titled “The Merger — Opinion of Leaf Group’s Financial Advisor.”
Certain Effects of the Merger
Upon the consummation of the merger, the merger subsidiary will be merged with and into the Company, the separate corporate existence of the merger subsidiary will thereupon cease, and the Company will continue to exist following the merger as a wholly owned subsidiary of Parent.

Following the consummation of the merger, shares of the Company’s common stock will be delisted from the NYSE, and the registration of shares of common stock under the Securities Exchange Act of 1934, as amended (referred to as the “Exchange Act”), will be terminated.
Effects on the Company if the Merger Is Not Completed
In the event that the merger proposal does not receive the required approval from the holders of common stock, or if the merger is not completed for any other reason, the holders of common stock will continue to own their shares and will not receive any payment for their shares of common stock in connection with the merger. Instead, the Company will remain an independent public company, with the common stock listed and traded on the NYSE. Under certain circumstances, if the merger agreement is terminated, the Company may be obligated to pay to Parent a termination fee. Please see the section of this proxy statement titled “The Merger Agreement — Termination Fee.”
Treatment of Equity and Equity-Based Awards
At the effective time, by virtue of the merger and without any action on the part of the holders, (i) each outstanding option to purchase shares of common stock (each referred to as a “Leaf Group Option”) issued under the Company’s Amended and Restated 2010 Incentive Award Plan (referred to as the “Incentive Plan”) will be cancelled and, in consideration thereof, the holder of such Leaf Group Option will receive an amount (such amount is referred to as the “Leaf Group Option Consideration”) in cash equal to, net of applicable tax withholding, the product of (x) the excess, if any, of the merger consideration over the exercise price per share of common stock underlying such Leaf Group Option, multiplied by (y) the total number of shares of common stock subject to such Leaf Group Option, (ii) each outstanding restricted stock unit of the Company (each, referred to as a “Leaf Group RSU”) issued under the Incentive Plan that is vested immediately prior to the effective time of the merger (or would become vested by the terms thereof as a result of the merger) will be cancelled and, in consideration thereof, the holder of such Leaf Group RSU will receive an amount (such amount is referred to as the “Leaf Group RSU Consideration”) in cash equal to, net of applicable tax withholding, the merger consideration in respect of each share of common stock subject to such Leaf Group RSU, and (iii) each outstanding Leaf Group RSU that is not vested immediately prior to the effective time of the merger (and would not become vested by the terms thereof as a result of the merger) will, as of the effective time, be cancelled and, in consideration thereof, the holder of such unvested Leaf Group RSU will receive the Leaf Group RSU Consideration, subject to and conditioned on the same terms and conditions (including any terms and conditions relating to vesting and acceleration thereof) as applicable to such unvested awards to which such Leaf Group RSU Consideration relates.
Prior to the execution of the merger agreement, all Leaf Group Options held by Company employees were vested according to their terms. Thus, the merger has no effect on the vesting of any outstanding Leaf Group Options held by employees. Leaf Group Options held by the Company’s non-employee directors that are not otherwise vested prior to the effective time of the merger will become automatically vested as of the effective time of the merger, pursuant to their terms.2 In addition, and for the avoidance of doubt, any Leaf Group Option with an exercise price equal to or greater than the merger consideration will be cancelled for no consideration.
Treatment of Employee Stock Purchase Plan
The Board (or, if appropriate, any committee administering the Company’s 2010 Employee Stock Purchase Plan (the “ESPP”)) will adopt resolutions or take other actions to provide that: (a) if the current offering period under the ESPP is scheduled to end after the closing date of the merger, (i) the final exercise date for such offering period will be no later than the date that is five days prior to the effective time of the merger, (ii) each ESPP participant’s accumulated contributions under the ESPP will be used to purchase shares of Company common stock in accordance with the terms of the ESPP as of the final exercise date and (iii) the ESPP will terminate on the date immediately prior to the date on which the effective time of the merger occurs and no further rights will be granted or exercised under the ESPP thereafter; (b) if the current offering period is scheduled to end prior to the closing date of the merger, such offering period and the ESPP will be operated in the ordinary course in accordance with the existing terms of the ESPP and such offering period (except as provided in the clause (c) below); and (c) from and after the date of the merger agreement, no new offering periods will commence under the ESPP, no new participants will be entitled to enroll in the ESPP, and no current ESPP participants will be permitted to increase their elections under the ESPP.
All shares of Company common stock purchased on the final exercise date will be cancelled at the effective time of the merger and converted into the right to receive the merger consideration. The current offering period is scheduled to end in September 2021, after the expected closing of the merger, so it is expected that the provisions summarized in clause (a) above will apply.
Interests of the Company’s Directors and Executive Officers in the Merger
For additional information regarding beneficial ownership of common stock by each of the Company’s directors and executive officers and beneficial ownership of common stock by all of such directors and executive officers as a group, please see the section titled “Security Ownership of Certain Beneficial Owners and Management.” Upon the closing of the merger, each of the Company’s directors and executive officers will be entitled to receive, for each share of common stock he or she holds as of the effective time of the merger, the same merger consideration in cash in the same manner as other holders of common stock.
The Company’s directors and executive officers have interests in the merger that may be different from, or in addition to, the interests of the Company’s stockholders generally. The members of the Board were aware of and considered these interests in reaching the determination to approve the merger agreement and deem the merger agreement, the merger and the other transactions and agreements contemplated by the merger agreement to be advisable, fair to and in the best interests of the Company and its stockholders, and in recommending that the stockholders vote for the adoption of the merger agreement. These interests include:
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the Company’s directors and executive officers hold Leaf Group RSUs and Leaf Group Options that will be afforded the treatment described immediately above under “Treatment of Equity and Equity-Based Awards”;

•
the Company’s executive officers are party to executive agreements with the Company that provide for severance in the case of a qualifying termination of employment within 12 months following a change in control, which will include completion of the merger;

•
the Company’s executive officers, other than Sean Moriarty, are entitled to a bonus pursuant to the Company’s Retention Program (as defined below); and

•
the Company’s directors and executive officers are entitled to continued indemnification and insurance coverage following the merger under the merger agreement. Please see the section below titled “The Merger — Director and Officer Indemnification” and the section of this proxy statement titled “— The Merger Agreement — Indemnification of Directors and Officers and Insurance.”

Please see the section titled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger” for additional information about these financial interests.
Voting Agreement
Concurrently with the execution of the merger agreement, Parent entered into the voting agreement, as further described in the section titled “Agreements Related to the Merger — The Voting Agreement,” with the Company’s directors and executive officers as of the date of the merger agreement. Under the voting agreement, such directors and executive officers have agreed to vote or cause to be voted all of the shares of common stock beneficially owned by them in favor of the stockholder proposals submitted at the special meeting. As of the record date, the directors and executive officers of the Company collectively held in the aggregate approximately 766,821 shares of common stock, or approximately 2.1% of the outstanding shares of common stock at such time.
Financing of the Merger
Parent will fund the merger consideration with its existing cash and available lines of credit without the need for external financing in connection with the merger. As of December 31, 2020, Parent had cash, cash equivalents, and investments in marketable securities of approximately $1.0 billion. The obligation of Parent and the merger subsidiary to consummate the merger is not subject to any financing condition.
For more information regarding the financing, see the section of this proxy statement titled “The Merger — Financing of the Merger.”
Conditions of the Merger
The obligations of the Company, Parent and the merger subsidiary to consummate the merger are subject to the satisfaction or waiver of various conditions on or prior to the effective time of the merger, including the following:
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adoption of the merger agreement by the Company’s stockholders;

•
expiration or early termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (referred to as the “HSR Act”) (see the section titled “The Merger — Regulatory Approvals Required for the Merger”);

•
the absence of any legal or regulatory restraints enjoining or otherwise preventing or making illegal the consummation of the merger;

•
each party’s obligation to consummate the merger is also subject to the satisfaction or waiver of certain additional conditions, including:

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subject to certain materiality and other qualifiers, the accuracy of the representations and warranties of the other party;

•
performance in all material respects by the other party of its obligations under the merger agreement; and

•
in the case of Parent’s and the merger subsidiary’s obligations, the absence of a Company material adverse effect (which term is described in the section titled “The Merger Agreement — Representations and Warranties”).

The consummation of the merger is not conditioned upon Parent’s receipt of financing.
Before the closing, each of the Company, Parent and the merger subsidiary may waive any of the conditions to its obligation to consummate the merger even though one or more of the conditions described above has not been met, except where waiver is not permissible under applicable law. Please see the section of this proxy statement titled “The Merger Agreement — Conditions of the Merger.”
Regulatory Approvals Required for the Merger
The consummation of the merger is subject to review under the HSR Act. As described above in the section titled “— Conditions of the Merger,” the obligations of Parent and the Company to consummate the merger are subject to expiration or early termination of any applicable waiting period under the HSR Act. Under the HSR Act and the rules and regulations promulgated thereunder, the merger may not be completed until notifications have been filed and certain information has been furnished to the Federal Trade Commission (referred to as the “FTC”) and the Antitrust Division of the Department of Justice (referred to as the “DOJ”) and the specified waiting period has expired or been terminated. The Company and Parent each filed or caused to be filed the requisite notification forms under the HSR Act with the DOJ and the FTC on April 16, 2021, and both requested “early termination” of the waiting period. The required waiting period is scheduled to expire at 11:59 p.m. Eastern time on May 17, 2021, unless earlier terminated or if the FTC or DOJ extends that period by issuing a request to the parties for additional information. Both before and after the expiration or termination of the applicable waiting period, the FTC and the DOJ retain the authority to challenge the merger on antitrust grounds.
The merger agreement includes covenants obligating each of the parties to use reasonable best efforts to cause the merger to be consummated and to take certain actions to resolve objections under any antitrust laws. Among other things, the Company and Parent have agreed to (i) use commercially reasonable efforts to obtain all consents and approvals required from third parties in connection with the transactions contemplated thereby; and (ii) use reasonable best efforts to cause to be taken, on a timely basis, all other actions necessary or appropriate for the purpose of consummating and effectuating the transactions contemplated thereby. The Company is not required to pay, prior to the effective time, any fee, penalty or other consideration to any person for any consent or approval required for the consummation of any of the transactions contemplated thereby. For more information regarding these covenants, see the section of this proxy statement titled “The Merger Agreement — Reasonable Best Efforts; Antitrust Filings.”
No-Shop; Board Recommendation Change
The merger agreement generally restricts, subject to certain limited exceptions, the Company’s ability to solicit, initiate or encourage the submission of acquisition proposals (as defined below in the section titled “The Merger Agreement — No- Shop; Board Recommendation Change”) from third parties (including by furnishing non-public information), to enter into, participate in or continue any discussions or negotiations with third parties regarding any acquisition proposals, to enter into any agreement with respect to an acquisition proposal or waive, terminate, modify, fail to enforce or release any person under any “standstill” or similar agreement.
Between the signing of the merger agreement and the adoption of the merger agreement by the Company’s stockholders, if the Board receives an unsolicited, written bona fide acquisition proposal that was not solicited in breach of the merger agreement, and the Board determines in good faith (after consultation with outside legal counsel and an independent financial advisor of nationally recognized reputation) constitutes or would reasonably be expected to lead to a superior proposal (as defined below in the section titled “The Merger Agreement — No-Shop; Board Recommendation Change — Board Recommendation Change”), then, subject to providing Parent with prior notice thereof, the Board may furnish non-public information to, and participate in discussions or negotiations with, the party that made the acquisition proposal.
The Board generally is not permitted under the merger agreement to change its recommendation in favor of the adoption of the merger agreement. However, in certain circumstances, the Board is permitted to withdraw, qualify or modify its recommendation in response to certain unforeseen, change in circumstances or to accept a superior proposal if, in either case, the Board determines in good faith, after consultation with outside legal counsel and consultation with a financial advisor of nationally recognized reputation, that the failure to do so would be inconsistent with its fiduciary duties under Delaware law, and subject to the procedures set forth in the merger agreement, the Company negotiates in good faith with Parent, if requested by Parent, for five business days (and for each subsequent modification to the financial terms of or material modification to a superior proposal, over a three business day period) to make adjustment to the terms of the merger agreement and other transactions referenced therein so that the Board’s fiduciary duties no longer require it to make a Board recommendation change in response to the change in circumstances or so that the acquisition proposal no longer constitutes a superior proposal. See the section of this proxy statement titled “The Merger Agreement — No-Shop; Board Recommendation Change — Board Recommendation Change.”
Termination
The merger agreement may be terminated at any time prior to the effective time of the merger in the following circumstances:
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by mutual written consent of Parent and the Company at any time prior to the effective time of the merger;

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by either Parent or the Company if:

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the merger is not consummated on or before August 31, 2021 (referred to as the “end date”), but no party will be permitted to terminate the merger agreement on this basis if such party’s breach of the merger agreement has been the primary cause of, or primarily resulted in, the closing to not have occurred on or before the end date (referred to as the “end date termination”);

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there is any law enacted after the date of the merger agreement and remaining in effect that makes the merger illegal or that prohibits the consummation of the merger, or any court of competent jurisdiction or other governmental entity issues a final and nonappealable order or takes any other action, in either case permanently restraining, enjoining, or otherwise prohibiting the merger. No party will be permitted to terminate the merger agreement on this basis if such party’s breach of the merger agreement has been the primary cause of, or primarily resulted in, any such order or action; or
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if, upon a vote at a duly held meeting to obtain the requisite approval of the Company’s stockholders, the Company’s stockholders fail to adopt the merger agreement (referred to as a “stockholder vote termination”);

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by Parent if:

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the Company breaches or fails to perform any of its representations, warranties or covenants contained in the merger agreement, which breach or failure to perform (i) would give rise to the failure of any of the closing conditions and (ii) cannot be or has not been cured within 20 business days (or, if earlier, the end date) after the giving of written notice to the Company of such breach (as long as Parent is not then in breach of any representation, warranty or covenant contained in the merger agreement that would give rise to a Parent breach termination, as defined below) (referred to as a “Company breach termination”); or

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(i) the Board changes its recommendation that the stockholders vote in favor of the adoption of the merger agreement (referred to as a “recommendation change termination”); or (ii) the Company breaches in any material respect the no-shop provisions in the merger agreement (referred to as a “no-shop breach termination”); and

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by the Company if:

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Parent breaches or fails to perform any of its representations, warranties or covenants contained in the merger agreement, which breach or failure to perform (i) would give rise to the failure of any of the closing conditions and (ii) cannot be or has not been cured within 20 business days (or, if earlier, the end date) after the giving of written notice to Parent of such breach (as long as the Company is not then in breach of any representation, warranty or covenant in the merger agreement that would give rise to a Company breach termination) (referred to as a “Parent breach termination”); or

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prior to the adoption of the merger agreement by the Company’s stockholders, the Company receives a superior proposal and determines to terminate the merger agreement in order to immediately enter into a binding and definitive agreement for such superior proposal, in which case the Company must prior to or concurrently with such termination pay to Parent the termination fee (as defined below) (referred to as a “superior proposal termination”).

Termination Fee
The Company will be required to pay Parent a termination fee (which is referred to as the “termination fee”) of $12,900,000 if (i) Parent terminates the merger agreement pursuant to the recommendation change termination; (ii) Parent terminates the merger agreement pursuant to the no-shop breach termination; (iii) the Company terminates the merger agreement pursuant to the superior proposal termination; (iv) either party terminates the merger agreement pursuant to the stockholder vote termination or the Company terminates the merger agreement pursuant to the end date termination, in each case if at the time of such termination Parent had the right to terminate the merger agreement pursuant to the recommendation change termination or the no-shop breach termination; or (v) an acquisition proposal has been made to the Company or to the Board or has otherwise been publicly announced (which proposal has not been withdrawn at the time of the event giving rise to the relevant termination right) and thereafter (A) the merger agreement is terminated pursuant to the end date termination, the stockholder vote termination or the Company breach termination and (B) within 12 months of such termination the Company or any of its subsidiaries enters into an acquisition agreement with respect to any acquisition proposal relating to 50% of the Company’s securities or assets, or any such acquisition proposal is consummated, subject to certain limitations. See “The Merger Agreement — Termination Fee.”

Appraisal Rights
Pursuant to Section 262 of the DGCL, Leaf Group stockholders who do not vote in favor of adoption of the merger agreement, who continuously hold their shares of common stock through the effective time of the merger and who otherwise comply with the applicable requirements of Section 262 of the DGCL have the right to seek appraisal of the fair value of their shares of common stock, as determined by the Delaware Court of Chancery, if the merger is completed. The “fair value” of shares of common stock as determined by the Delaware Court of Chancery could be greater than, the same as, or less than the per share merger consideration that stockholders would otherwise be entitled to receive under the terms of the merger agreement if they did not seek appraisal of their shares of common stock.
The right to seek appraisal will be lost if a Leaf Group stockholder votes “FOR” the merger proposal. However, abstaining or voting against adoption of the merger agreement is not in itself sufficient to perfect appraisal rights because additional actions must also be taken to perfect such rights. To exercise appraisal rights, Leaf Group stockholders who wish to exercise the right to seek an appraisal of their shares must so advise the Company by submitting a written demand for appraisal (or by electronic transmission directed to an information processing system, if any, expressly designated for that purpose in the notice of appraisal) to the Company prior to the taking of the vote on the merger proposal at the special meeting, and must otherwise follow the applicable procedures and requirements prescribed by Section 262 of the DGCL. A person having a beneficial interest in shares of common stock held of record in the name of another person, such as bank, broker or other nominee, must act promptly to cause the record holder to follow the steps required by Section 262 of the DGCL and in a timely manner to perfect appraisal rights. In view of the complexity of Section 262 of the DGCL, Leaf Group stockholders that may wish to pursue appraisal rights are urged to consult their legal and financial advisors. In addition, under Section 262 of the DGCL, the Delaware Court of Chancery will dismiss any appraisal proceedings as to all stockholders who have perfected their appraisal rights unless (i) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of common stock, (ii) the value of the per share merger consideration multiplied by the total number of shares of common stock entitled to appraisal exceeds $1 million or (iii) the merger was approved pursuant to Sections 253 or 267 of the DGCL. See the section of this proxy statement titled “Appraisal Rights.”
Material U.S. Federal Income Tax Considerations
The receipt of cash by a holder of common stock who is a U.S. holder (as defined below in the section of this proxy statement titled “The Merger — Material U.S. Federal Income Tax Considerations”) in exchange for shares of common stock pursuant to the merger will generally be a taxable transaction for U.S. federal income tax purposes and may also be a taxable transaction under applicable state, local or foreign income or other tax laws. Generally, for U.S. federal income tax purposes, if you are a U.S. holder, you will recognize gain or loss equal to the difference, if any, between the amount of cash you receive (or are deemed to receive) in the merger and your adjusted tax basis in the shares of common stock converted into cash in the merger. If you are a holder of common stock who is a non-U.S. holder (as defined below in the section of this proxy statement title “The Merger — Material U.S. Federal Income Tax Considerations”), the merger will generally not be a taxable transaction to you under U.S. federal income tax laws unless you have certain connections to the United States, or the Company is, or was during the relevant period, a U.S. real property holding corporation. Further, the merger may be a taxable transaction to you under non-U.S. tax laws, and you are encouraged to seek tax advice regarding such matters. Because individual circumstances may differ, we urge you to consult your own tax advisor to determine the particular tax effects to you. You are urged to read the section of this proxy statement titled “The Merger — Material U.S. Federal Income Tax Considerations” for a more complete discussion of the material U.S. federal income tax consequences of the merger.
Current Price of Common Stock
The closing sale price of common stock on the NYSE on May 5, 2021, the most recent practicable date before the filing of this proxy statement, was $8.72. You are encouraged to obtain current market quotations for common stock in connection with voting your shares of common stock.

Additional Information
You can find more information about the Company in the periodic reports and other information we file with the SEC. The information is available at the website maintained by the SEC at www.sec.gov. See the section of this proxy statement titled “Where You Can Find Additional Information.”
Additionally, if you have any questions concerning the merger, the special meeting or accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of common stock, please contact our proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll free: (877) 717-3922
Banks and Brokers may call collect: (212) 750-5833

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following questions and answers are intended to briefly address some commonly asked questions regarding the special meeting and the merger. These questions and answers may not address all questions that may be important to you as a holder of common stock. You should read the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement.
Why am I receiving this proxy statement?
On April 3, 2021, the Company entered into the merger agreement with Parent and the merger subsidiary. Pursuant to the merger agreement, the merger subsidiary will be merged with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent.
You are receiving this proxy statement in connection with the solicitation of proxies by the Board in favor of the proposal to adopt the merger agreement and the other matters to be voted on at the special meeting described below under “— What proposals will be considered at the special meeting?”
As a holder of Leaf Group common stock, what will I receive in the merger?
Each share of common stock that is outstanding immediately prior to the effective time of the merger (other than shares held by the Company as treasury stock, owned by Parent or the merger subsidiary or as to which the holders thereof have properly and validly exercised their statutory rights of appraisal in accordance with Section 262 of the DGCL) will be automatically converted into the right to receive the merger consideration.
The exchange of shares of common stock for cash pursuant to the merger will generally be a taxable transaction for U.S. federal income tax purposes. Please see the section of this proxy statement titled “The Merger — Material U.S. Federal Income Tax Considerations” for a more detailed description of the U.S. federal income tax consequences of the merger. You are urged to consult your own tax advisor for a full understanding of how the merger will affect you for federal, state, local and/or non-U.S. tax purposes.
How does the merger consideration compare to the recent trading price of Leaf Group common stock?
The merger consideration of $8.50 per share represents a premium of approximately 21% over the Company’s closing stock price on April 1, 2021 (the last full trading day before the announcement of the transactions contemplated by the merger agreement). On May 5, 2021, the most recent practicable date before the filing of this proxy statement, the closing price of the common stock was $8.72 per share.
What will happen to outstanding Company equity awards in the merger?
At the effective time, by virtue of the merger and without any action on the part of the holders, (i) each Leaf Group Option issued under the Incentive Plan will be cancelled and, in consideration thereof, the holder of such Leaf Group Option will receive the Leaf Group Option Consideration and (ii) each outstanding Leaf Group RSU issued under the Incentive Plan will be cancelled and, in consideration thereof, the holder of such Leaf Group RSU will receive the Leaf Group RSU Consideration. Notwithstanding the foregoing, each outstanding Leaf Group RSU that is not vested immediately prior to the effective time of the merger (or would not become vested by the terms thereof as a result of the merger) will, as of the effective time of the merger, be cancelled and, in consideration thereof, the holder of such unvested Leaf Group RSU will receive the Leaf Group RSU Consideration, subject to and conditioned on the same terms and conditions (including any terms and conditions relating to vesting and acceleration thereof) as applicable to such unvested awards to which such Leaf Group RSU Consideration relates. Leaf Group RSU Consideration with respect to a Leaf Group RSU that is not vested immediately prior to the effective time of the merger (and would not become vested by the terms thereof as a result of the merger) will be paid as soon as reasonably practicable after the final day of the calendar quarter in which the applicable vesting date occurs, but in any event no later than the earlier of (i) the first regular payroll date of the surviving corporation or Parent, or an affiliate thereof, as applicable, that is at least 10 business days following the end of such calendar quarter, and (ii) March 15 of the calendar year immediately after such applicable vesting date.

Prior to the execution of the merger agreement, all Leaf Group Options held by Company employees were vested according to their terms. Thus, the merger has no effect on the vesting of any outstanding Leaf Group Options held by employees. Leaf Group Options held by the Company’s non-employee directors that are not otherwise vested prior to the effective time of the merger will become automatically vested as of the effective time of the merger, pursuant to their terms. In addition, and for the avoidance of doubt, any Leaf Group Option with an exercise price equal to or greater than the merger consideration will be cancelled for no consideration at the effective time.
What will happen to the rights of participants under the Company’s employee stock purchase plan?
The Board (or, if appropriate, any committee administering the ESPP) will adopt resolutions or take other actions to provide that: (a) if the current offering period under the ESPP is scheduled to end after the closing date of the merger, (i) the final exercise date for such offering period will be no later than the date that is five days prior to the effective time of the merger, (ii) each ESPP participant’s accumulated contributions under the ESPP will be used to purchase shares of Company common stock in accordance with the terms of the ESPP as of the final exercise date and (iii) the ESPP will terminate on the date immediately prior to the date on which the effective time of the merger occurs and no further rights will be granted or exercised under the ESPP thereafter; (b) if the current offering period is scheduled to end prior to the closing date of the merger, such offering period and the ESPP will be operated in the ordinary course in accordance with the existing terms of the ESPP and such offering period (except as provided in the clause (c) below); and (c) from and after the date of the merger agreement, no new offering periods will commence under the ESPP, no new participants will be entitled to enroll in the ESPP, and no current ESPP participants will be permitted to increase their elections under the ESPP.
All shares of Company common stock purchased on the final exercise date will be cancelled at the effective time of the merger and converted into the right to receive the merger consideration. The current offering period is scheduled to end in September 2021, after the expected closing of the merger, so it is expected that the provisions summarized in clause (a) above will apply.
When and where is the special meeting of our stockholders?
The special meeting will be held on June 10, 2021, at 9:00 AM, Pacific Time, virtually via www.virtualshareholdermeeting.com/LEAF2021SM.
Who is entitled to vote at the special meeting?
Only holders of record of common stock as of the close of business on May 3, 2021, the record date for the special meeting (referred to as the “record date”), are entitled to vote the shares of common stock they held as of the record date at the special meeting. As of the close of business on the record date, there were 36,032,095 shares of common stock outstanding and entitled to vote. On each of the proposals presented at the special meeting, each holder of common stock is entitled to one vote for each share of common stock held by such stockholder on the record date.
May I attend the special meeting and vote in person?
Leaf Group is hosting the special meeting virtually via www.virtualshareholdermeeting.com/LEAF2021SM. There will be no physical location for stockholders to attend.
If you are a stockholder of record, you may attend the special meeting and vote your shares virtually at the special meeting.
In order to attend the virtual special meeting and vote online, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The control number is designed to verify your identity and allow you to vote your shares of common stock at the special meeting or to vote by proxy prior to the special meeting. If you are a beneficial owner of shares of common stock held in “street name,” you may contact the bank, broker or other institution where you hold your account if you have questions about obtaining your control number and attending the special meeting. If you attend the special meeting and vote via the Internet, your vote will revoke any proxy that you have previously submitted.

Please note that even if you plan to attend the special meeting, we recommend that you vote using the enclosed proxy card in advance, to ensure that your shares will be represented.
What proposals will be considered at the special meeting?
At the special meeting, holders of common stock will be asked to consider and vote on the following proposals:
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a proposal to adopt the merger agreement (referred to as the “merger proposal”);

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a proposal to approve, on an advisory, non-binding basis, the specified compensation that may become payable to Leaf Group’s named executive officers in connection with the merger (referred to as the “advisory, non-binding compensation proposal”); and

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a proposal to adjourn or postpone the special meeting (referred to as the “adjournment proposal”).

In accordance with the Leaf Group’s Amended and Restated Bylaws (referred to as the “bylaws”), the only business that will be transacted at the special meeting are the merger proposal, the advisory, non-binding compensation proposal and the adjournment proposal, as stated in the accompanying notice of the special meeting.
What constitutes a quorum for purposes of the special meeting?
The presence at the special meeting in person, by means of remote communication in a manner, if any, authorized by the Board in its sole discretion, or represented by proxy, of the holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote at the meeting will constitute a quorum for the transaction of business at the special meeting. The inspector of election appointed for the special meeting will determine whether a quorum is present. The inspector of election will treat abstentions as present for purposes of determining the presence of a quorum.
If a quorum is not present, the only business that can be transacted at the special meeting is the adjournment or postponement of the meeting to another date or time.
What vote of our stockholders is required to approve each of the proposals?
The approval of the merger proposal requires the affirmative vote of stockholders holding a majority of the outstanding shares of common stock entitled to vote thereon as of the close of business on the record date. Accordingly, shares deemed not in attendance at the special meeting, whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide voting instructions to such holder’s bank, broker or other nominee or failure to vote at the special meeting, abstentions and broker non-votes will have the same effect as a vote “AGAINST” the merger proposal.
The approval of the advisory, non-binding compensation proposal and the adjournment proposal each require the affirmative vote of the holders of a majority in voting power of the shares of common stock which are present in person virtually or by proxy and entitled to vote thereon. Accordingly, shares deemed not in attendance at the special meeting, whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee or failure to vote at the special meeting, and broker non-votes will have no effect on the outcome of the advisory, non-binding compensation proposal or the adjournment proposal. Abstentions will have the same effect as a vote “AGAINST” the advisory, non-binding compensation proposal and the adjournment proposal.
What is a “broker non-vote”?
If a beneficial owner of shares of common stock held in “street name” by a bank, broker or other nominee does not provide the organization that holds its shares with specific voting instructions, then, under applicable rules, the organization that holds its shares may generally vote on “discretionary” matters but cannot vote on “non-discretionary” matters. If the organization that holds the beneficial owner’s shares does not receive instructions from such stockholder on how to vote its shares on any proposal to be voted on at the special meeting, that bank, broker or other nominee will inform the inspector of election at the special meeting that it does not have authority to vote on any proposal at the special meeting with respect to such shares, and, furthermore, such shares will not be deemed to be in attendance at the meeting. This is generally referred to as a “broker non-vote.” However, if the bank, broker or other nominee receives instructions from such stockholder on how to vote its shares as to at least one proposal but not all of the proposals, the shares will be voted as instructed on the proposal as to which voting instructions have been given but will not be voted on the other, uninstructed proposal(s).
How does the Board recommend that I vote?
The Board recommends a vote “FOR” the merger proposal, “FOR” the advisory, non-binding compensation proposal and “FOR” the adjournment proposal.
For a discussion of the factors that the Board considered in determining to recommend that the Company’s stockholders adopt and approve of the merger agreement, please see the section of this proxy statement titled “The Merger — Reasons for the Merger; Recommendation of the Board.” In addition, in considering the recommendation of the Board with respect to the merger agreement, you should be aware that certain of the Company’s directors and executive officers have interests that may be different from, or in addition to, the interests of the Company’s stockholders generally. Please see the section of this proxy statement titled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger.”
How do the Company’s directors and executive officers intend to vote?
Concurrently with the execution of the merger agreement, Parent entered into the voting agreement, as further described in the section titled “Agreements Related to the Merger — The Voting Agreement,” with the Company’s directors and executive officers as of the date of the merger agreement. Under the voting agreement, such directors and executive officers have agreed to vote or cause to be voted, all of the shares of common stock beneficially owned by them in favor of the stockholder proposals submitted at the special meeting. As of the record date, the directors and executive officers of the Company collectively held in the aggregate approximately 766,821 shares of common stock, or approximately 2.1% of the outstanding shares of common stock at such time.
Why am I being asked to cast an advisory, non-binding vote to approve the compensation that may be paid or may become payable to the Company’s named executive officers in connection with the merger?
The SEC, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, adopted rules that require the Company to seek an advisory (non-binding) vote with respect to certain payments that may be made to the Company’s named executive officers in connection with the merger.
What will happen if the Company’s stockholders do not approve the advisory, non-binding compensation proposal?
The vote on the advisory, non-binding compensation proposal is a vote separate and apart from the vote to adopt the merger agreement. Because the vote on the advisory, non-binding compensation proposal is advisory only, it will not be binding on Leaf Group, the Board, Parent or the surviving corporation. Accordingly, because Leaf Group is contractually obligated to pay the compensation, if the merger agreement is adopted by the Leaf Group of common stock and the merger is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the advisory, non-binding vote.
What happens if I sell my shares of Leaf Group common stock before the special meeting?
The record date for the special meeting is earlier than the date of the special meeting. If you sell or transfer your shares of common stock after the record date, but before the special meeting, you will retain your right to vote such shares at the special meeting. However, the right to receive the merger consideration will pass to the person to whom you transferred your shares. In order to receive the merger consideration in connection with the merger, you must hold your shares of common stock through the effective time of the merger.

How do I cast my vote if I am a stockholder of record?
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company LLC, you are considered, with respect to those shares, to be the “stockholder of record.” In this case, this proxy statement and your proxy card have been sent directly to you by the Company. If you are a stockholder of record as of the record date, you may vote such shares via the Internet during the special meeting or by submitting your proxy via the Internet, by telephone or by completing, signing and returning the enclosed proxy card by mail in the prepaid reply envelope. For more detailed instructions on how to vote using one of these methods, please see the section of this proxy statement titled “The Special Meeting — Voting Procedures.”
If you are a holder of record of shares of common stock and you submit a proxy card or voting instructions but do not direct how to vote on each item, the persons named as proxies will vote your shares in favor of each of the merger proposal, the advisory, non-binding compensation proposal and the adjournment proposal.
How do I cast my vote if my shares of common stock are held in “street name” by my bank, broker or other nominee?
If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares of common stock held in “street name.” In that case, this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the stockholder of record.
If you are a beneficial owner of shares of common stock held in “street name,” you may follow the instructions from your bank, broker or other nominee in order to vote such shares. Your bank, broker or other nominee will vote your shares only if you provide instructions on how to vote by properly completing the voting instruction form sent to you by your bank, broker or other nominee with this proxy statement. Without providing those instructions, your shares will not be voted by your bank, broker or other nominee, which will have the same effect as a vote “AGAINST” the merger proposal.
If you are a beneficial owner of shares of common stock held in “street name,” you may also attend the special meeting and vote your shares virtually at the special meeting. For more detailed instructions on how to vote virtually at the special meeting, please see the section of this proxy statement titled “The Special Meeting — Voting Procedures.”
What will happen if I abstain from voting or fail to vote on any of the proposals?
If you abstain from voting, fail to cast your vote via the Internet during the special meeting or by proxy or fail to give voting instructions to your broker, it will have the same effect as a vote “AGAINST” the merger proposal, the advisory, non-binding compensation proposal, and the adjournment proposal.
Can I change my vote after I have delivered my proxy or my voting instructions?
Yes. If you are a stockholder with shares of common stock registered in your name, unless you have executed the voting agreement, you may revoke your proxy at any time prior to the time it is voted by filing with the Corporate Secretary of the Company an instrument revoking the proxy (by submitting a new proxy bearing a later date, by using the telephone or Internet proxy submission procedures described under “The Special Meeting — Voting Procedures”) or by virtually attending the special meeting and voting by ballot. Merely attending the special meeting will not, by itself, revoke a proxy. Please note, however, that only your last- dated proxy or your vote by ballot will count. If you want to revoke your proxy by sending a new proxy card or an instrument revoking the proxy to the Company, you should ensure that you send your new proxy card or instrument revoking the proxy in sufficient time for it to be received by the Company prior to the special meeting. If you are a beneficial owner of shares of common stock held in “street name,” you may contact your bank, broker or other nominee to change your vote, or by attending the virtual special meeting online and electronically voting your shares during the special meeting.

What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement or multiple proxy or voting instruction cards. For example, if you hold your shares of common stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares of common stock. If you are a holder of common stock of record and your shares of common stock are registered in more than one name, you will receive more than one proxy card. Please submit each proxy and voting instruction card that you receive to ensure that all your shares of common stock are voted.
If I hold my shares of common stock in certificated form, should I send in my stock certificates now?
No. Promptly after the effective time of the merger, each holder of a certificate representing shares of common stock that have been converted into the right to receive the merger consideration will be sent a letter of transmittal describing the procedure for surrendering his, her or its shares in exchange for the merger consideration. If you hold your shares in certificated form, you will receive your cash payment after the paying agent receives your stock certificates and any other documents requested in the instructions. You should not return your stock certificates with the enclosed proxy card, and you should not forward your stock certificates to the paying agent without a letter of transmittal. If you hold shares of common stock in uncertificated, book-entry form, you will not be required to deliver a stock certificate, and you will receive your cash payment after the payment agent receives an “agent’s message” and any other documents requested in the instructions.
Where can I find the voting results of the special meeting?
The Company intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the special meeting. All reports that the Company files with the SEC are publicly available when filed. For more information, please see the section of this proxy statement titled “Where You Can Find Additional Information.”
Am I entitled to rights of appraisal under the DGCL?
If the merger is completed, holders of common stock who do not vote in favor of the adoption of the merger agreement and who properly demand appraisal of their shares will be entitled to appraisal rights in connection with the merger under Section 262 of the DGCL. This means that holders of shares of common stock are entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of common stock, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with interest on the amount determined to be fair value, if any, as determined by the court (or, in certain circumstances described below, on the difference between the amount determined to be the fair value and the amount paid to each stockholder entitled to appraisal prior to the entry of judgment in the appraisal proceeding). Holders of common stock who wish to seek appraisal of their shares are in any case encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. The requirements under Section 262 of the DGCL for exercising appraisal rights are described in additional detail in this proxy statement, and Section 262 of the DGCL regarding appraisal rights is reproduced in Annex C to this proxy statement. Failure to comply with the provisions of Section 262 of the DGCL in a timely and proper manner may result in the loss of appraisal rights. See the section of this proxy statement titled “Appraisal Rights.”
When is the merger expected to be completed?
We are working toward completing the merger as promptly as possible, but as of the date of this proxy statement we cannot accurately estimate the closing date of the merger because the merger is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the conditions to Parent, the merger subsidiary and the Company’s respective obligations to consummate the merger, some of which are not within the parties’ control. However, we currently expect the merger to close in June or July of 2021.

What effect will the merger have on the Company?
If the merger is consummated, the merger subsidiary will be merged with and into the Company, the separate corporate existence of the merger subsidiary will thereupon cease, and the Company will continue to exist following the merger as a wholly owned subsidiary of Parent. Following such consummation of the merger, shares of common stock will be delisted from the NYSE, and the registration of shares of common stock under the Exchange Act will be terminated.
What happens if the merger is not completed?
If the merger proposal is not approved by the Company’s stockholders, or if the merger is not completed for any other reason, the holders of common stock will not receive any payment for their shares of common stock in connection with the merger. Instead, the Company will remain an independent public company and stockholders will continue to own their shares of common stock. The common stock will continue to be registered under the Exchange Act and listed and traded on the NYSE. Under certain circumstances, if the merger is not completed, the Company may be obligated to pay to Parent a termination fee. For more information, please see the section of this proxy statement titled “The Merger Agreement — Termination Fee.”
What is householding and how does it affect me?
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Who can help answer my questions?
If you need assistance in completing your proxy card or have questions regarding the special meeting, please contact Leaf Group’s proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll free: (877) 717-3922
Banks and Brokers may call collect: (212) 750-5833

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement, and the documents incorporated by reference in this proxy statement, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company generally identifies forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words.
These statements are only predictions. The Company has based these forward-looking statements largely on its then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to:
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the possibility that competing offers will be made;

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the fact that under the terms of the merger agreement, the Company is unable to solicit other acquisition proposals;

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the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including in circumstances which would require the Company to pay the termination fee or other expenses;

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the failure of the parties to satisfy conditions to completion of the merger, including the failure of our stockholders to adopt the merger agreement;

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the fact that receipt of the all-cash merger consideration would be taxable to stockholders that are treated as U.S. holders (as defined under the caption “The Merger — Material U.S. Federal Income Tax Considerations”) for U.S. federal income tax purposes;

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the risk that antitrust or other approvals are delayed or are subject to terms and conditions that are not anticipated;

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changes in the Company’s business or in the Company’s businesses’ operating prospects;

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the effect of the announcement or pendency of the transactions contemplated by the merger agreement on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally;

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risks related to diverting management’s attention from the Company’s ongoing business operations;

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the outcome of any legal proceedings that may be instituted against the Company, Parent or others following announcement of the merger agreement and transactions contemplated therein;

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changes in domestic and global economic, political and market conditions;

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risks that the Company’s stock price may decline significantly if the merger is not completed; and

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the response of Company stockholders to the proposed merger.

Other factors that may cause actual results to differ materially include those set forth in the Company’s most recent Annual Report on Form 10-K (as amended by the Amendment No. 1 to the Form 10-K filed with the SEC on April 30, 2021), and subsequent reports filed with the SEC, as well as other documents that may be filed by the Company from time to time with the SEC. See the section of this proxy statement titled “Where You Can Find Additional Information.” These forward-looking statements reflect Leaf Group’s expectations as of the date of this proxy statement. Leaf Group undertakes no obligation to update the information provided herein. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

THE PARTIES
Leaf Group Ltd.
Leaf Group is a diversified consumer internet company that builds enduring, creator-driven brands that reach passionate audiences in large and growing lifestyle categories, including fitness and wellness (Well+Good, Livestrong.com and MyPlate App), and home, art and design (Saatchi Art, Society6 and Hunker).
We were incorporated in 2006 as Demand Media, Inc., a Delaware corporation. Later in 2016, we changed our name to Leaf Group Ltd. Our shares of common stock are quoted on the NYSE under the symbol “LEAF.” Our principal executive office is located at:
Leaf Group Ltd.
1655 26th Street
Santa Monica, CA 90404
(310) 656-6253
Graham Holdings Company
Graham Holdings Company (NYSE: GHC) is a diversified education and media company whose operations include educational services; television broadcasting; online, podcast, print and local TV news and other content; social-media advertising services; manufacturing; automotive dealerships; restaurants and entertainment venues; custom framing; and home health and hospice care. Parent’s Kaplan, Inc. subsidiary provides a wide variety of educational services, both domestically and outside the United States. Parent’s media operations comprise the ownership and operation of television broadcasting (through the ownership and operation of seven television broadcast stations) plus Slate and Foreign Policy magazines; and Pinna, an ad-free audio streaming service for children. Parent’s home health and hospice operations provide home health, hospice and palliative services. Parent’s manufacturing companies comprise the ownership of a supplier of pressure treated wood, an electrical solutions company, a manufacturer of lifting solutions, and a supplier of certain parts used in electric utilities and industrial systems. Parent also owns automotive dealerships, restaurants, a custom framing service company, a cybersecurity training company, a marketing solutions provider, and a customer data and analytics software company.
Upon completion of the merger, Leaf Group will be a direct wholly owned subsidiary of Parent.
Graham Holdings Company
1300 North 17th Street
Arlington, Virginia
(703) 345-6300
Pacifica Merger Sub, Inc.
The merger subsidiary is a wholly owned subsidiary of Parent and was formed by Parent solely for the purpose of engaging in the transactions contemplated by the merger agreement and has not engaged in any business activities other than in connection with the transactions contemplated by the merger agreement. Upon completion of the merger, the merger subsidiary will cease to exist.
Pacifica Merger Sub, Inc.
c/o Graham Holdings Company
1300 North 17th Street
Arlington, Virginia
(703) 345-6300

THE SPECIAL MEETING
We are furnishing this proxy statement to the holders of common stock as part of the solicitation of proxies by the Board for use at the special meeting and at any adjournments or postponements thereof.
Date, Time and Place
The special meeting will be held on June 10, 2021, at 9:00 AM, Pacific Time, virtually via www.virtualshareholdermeeting.com/LEAF2021SM, where you, or your proxy, will be able to attend the special meeting and vote electronically. Please note that you will not be able to attend the special meeting in person. The special meeting will begin online promptly at 9:00 AM, Pacific Time.
Stockholders will be able to listen, vote, and submit questions from their home or from any remote location that has Internet connectivity.
A list of stockholders entitled to vote at the special meeting will be available for examination by any stockholder for any purpose germane to the special meeting beginning ten days prior to the special meeting, and ending on the date of the special meeting, upon request to the Company’s Investor Relations department at 415-264-3419, subject to the satisfactory verification of stockholder status. Such list will also be available at the special meeting during the duration of the meeting via the special meeting website at www.virtualshareholdermeeting.com/LEAF2021SM.
Purpose of the Special Meeting
At the special meeting, holders of common stock will be asked to consider and vote on the following proposals:
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the merger proposal (see the section of this proxy statement titled “The Merger Agreement”);

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the advisory, non-binding compensation proposal (see the section of this proxy statement titled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger”); and

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the adjournment proposal (see the section of this proxy statement titled “Proposal 3: Adjournment Proposal”).

A copy of the merger agreement is attached as Annex A to this proxy statement.
Recommendation of the Board
After careful consideration, the Board unanimously: (i) approved and declared advisable the merger agreement and the merger, (ii) determined that the merger is in the best interests of the Company and its stockholders, (iii) directed that the merger agreement be submitted to the stockholders of the Company for adoption and (iv) recommended that the Company’s stockholders vote in favor of the adoption of the merger agreement. Accordingly, the Board recommends a vote “FOR” the merger proposal. The Board also recommends a vote “FOR” the advisory, non-binding compensation proposal and “FOR” the adjournment proposal. For a discussion of the material factors that the Board considered in determining to recommend the adoption of the merger agreement, please see the section of this proxy statement titled “The Merger — Reasons for the Merger; Recommendation of the Board.”
Record Date and Stockholders Entitled to Vote
Only holders of common stock of record as of the close of business on May 3, 2021, the record date for the special meeting (referred to as the “record date”), are entitled receive notice of and to vote the shares of common stock they held on the record date at the special meeting. As of the close of business on the record date, 36,032,095 shares of common stock were eligible to vote at the special meeting. On each of the proposals presented at the special meeting, each holder of common stock is entitled to one vote for each share of common stock held by such stockholder on the record date. The adoption of the merger agreement by the holders of common stock requires the affirmative vote of stockholders holding a majority of the outstanding shares of common stock entitled to vote thereon as of the close of business on the record date.

Quorum
Under the bylaws, the holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote at the meeting, present virtually or represented by proxy, shall constitute a quorum at any meeting of stockholders. If less than a quorum is present at a meeting, then either (i) the chairperson of the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present virtually or represented by proxy, shall have power to adjourn the meeting from time to time. The inspector of election appointed for the special meeting will determine whether a quorum is present. The inspector of election will treat abstentions as present for purposes of determining the presence of a quorum.
If a beneficial owner of shares held in “street name” by a bank, broker or other nominee does not provide the organization that holds its shares with specific voting instructions, then, under applicable rules, the organization that holds its shares may generally vote on “discretionary” matters but cannot vote on “non-discretionary” matters. If the organization that holds the beneficial owner’s shares does not receive instructions from such stockholder on how to vote its shares on any proposal to be voted on at the special meeting, that bank, broker or other nominee will inform the inspector of election at the special meeting that it does not have authority to vote on any proposal at the special meeting with respect to such shares, and, furthermore, such shares will not be deemed to be in attendance at the meeting. This is generally referred to as a “broker non-vote.” However, if the bank, broker or other nominee receives instructions from such stockholder on how to vote its shares as to at least one proposal but not all of the proposals, the shares will be voted as instructed on any proposal which voting instructions have been given but will not be voted on the other, uninstructed proposal(s).
If a quorum is not present, the only business that can be transacted at the special meeting is the adjournment or postponement of the meeting to another date or time.
Vote Required
Adoption of the Merger Proposal
The approval of the merger proposal requires the affirmative vote of stockholders holding a majority of the outstanding shares of common stock entitled to vote thereon as of the close of business on the record date. Accordingly, shares deemed not in attendance at the special meeting, whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee or failure to vote at the special meeting, abstentions and broker non-votes will have the same effect as a vote “AGAINST” the merger proposal.
Under the merger agreement, stockholder approval of the merger proposal is a condition to the consummation of the merger.
Approval of the Advisory, Non-binding Compensation Proposal
The approval of the advisory, non-binding compensation proposal requires the affirmative vote of the holders of a majority in voting power of the shares of common stock which are present in person virtually or by proxy and entitled to vote thereon. Accordingly, shares deemed not in attendance at the special meeting, whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee or failure to vote at the special meeting, and broker non-votes will have no effect on the outcome of the advisory, non-binding compensation proposal. Abstentions will have the same effect as a vote “AGAINST” the advisory, non-binding compensation proposal.
The vote on the advisory, non-binding compensation proposal is a vote separate and apart from the vote to adopt the merger agreement. Because the vote on the advisory, non-binding compensation proposal is advisory only, it will not be binding on the Company, the Board, Parent or the surviving corporation. Accordingly, because the Company is contractually obligated to pay the compensation, if the merger agreement is adopted by the holders of common stock and the merger is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the advisory, non-binding vote.

Approval of the Adjournment Proposal
The approval of the adjournment proposal requires the affirmative vote of the holders of a majority in voting power of the shares of common stock which are present in person virtually or by proxy and entitled to vote thereon. Accordingly, shares deemed not in attendance at the special meeting, whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee or failure to vote at the special meeting, and broker non-votes will have no effect on the outcome of the adjournment proposal. Abstentions will have the same effect as a vote “AGAINST” the adjournment proposal.
The vote on the adjournment proposal is a vote separate and apart from the vote to adopt the merger agreement. The Company will not call a vote on this proposal if the merger proposal is approved at the special meeting.
Tabulation of Votes; Results
The Company will retain an independent party to receive and tabulate the proxies and ballots, and to serve as the inspector of election to certify the results of the special meeting.
Voting Procedures
Whether or not you plan to attend the special meeting virtually and regardless of the number of shares of common stock you own, your careful consideration of, and vote on, the merger agreement is important and we encourage you to vote promptly.
To ensure that your shares of common stock are voted at the special meeting, we recommend that you promptly submit your proxy, even if you plan to attend the special meeting virtually, using one of the following four methods:
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through the Internet by logging onto the website specified on your proxy card and following the prompts using the control number located on the proxy card;

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by calling using the toll-free telephone number listed on your proxy card;

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by completing, signing, dating and returning your proxy card in the postage-paid return envelope provided; or

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by attending the virtual special meeting and voting online at virtualshareholdermeeting.com/LEAF2021SM on June 10, 2021, at 9:00 AM, Pacific Time. We encourage you to allow reasonable time for online check-in, which begins at 8:45 AM, Pacific Time. In order to attend the virtual special meeting and vote online, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The control number is designed to verify your identity and allow you to vote your shares of common stock at the special meeting or to vote by proxy prior to the special meeting.

If you vote via the Internet or by telephone, please do not return a signed proxy card.
If you are a beneficial owner of shares of common stock held in “street name,” you may instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. If you are a beneficial owner of shares of common stock held in “street name,” you may contact the bank, broker or other institution where you hold your account if you have questions about obtaining your control number and attending the special meeting.
Please note that even if you plan to attend the special meeting online, the Company recommends that you vote using the enclosed proxy card in advance, to ensure that your shares will be represented. If you wish to vote at the special meeting, you can participate in the virtual special meeting and vote your shares using the on-screen instructions provided by the host.
Brokerage firms and other intermediaries holding shares of common stock in “street name” for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on “discretionary” matters. Your broker will not have discretion to vote on “non-discretionary” matters, absent direction from you.
Revocation of Proxies
You may revoke your proxy or change your vote at any time before the closing of the polls at the special meeting. If you are a stockholder of record at the record date (the close of business on May 3, 2021), you can revoke your proxy or change your vote by:
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filing a written notice of revocation bearing a later date than the proxy with the Company’s Corporate Secretary at the Company’s principal executive offices, located at 1655 26th Street, Santa Monica, California 90404. Your notice must be received by the Company’s Corporate Secretary before June 10, 2021;

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duly executing a later-dated proxy relating to the same shares and delivering it to the Company’s Corporate Secretary at the Company’s principal executive offices, located at 1655 26th Street, Santa Monica, California 90404. Your notice must be received by the Company’s Corporate Secretary before June 10, 2021;

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attending the special meeting (or, if the special meeting is adjourned or postponed, attending the adjourned or postponed meeting) virtually and voting online, which automatically will cancel any proxy previously given, although your attendance at the special meeting will not in and of itself constitute a revocation of a proxy; or

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if you voted by telephone or via the Internet, voting again by the same means prior to 11:59 PM, Eastern Time on June 9, 2021 (your latest telephone or internet vote, as applicable, will be counted and all earlier votes will be disregarded).

If you are a beneficial owner of shares of common stock held in “street name,” you may contact your bank, broker or other nominee to change your vote, or by attending the virtual special meeting online and electronically voting your shares during the special meeting.
Solicitation of Proxies
The Board is soliciting proxies for the special meeting from its stockholders. The Company will bear the cost of soliciting proxies, including the expense of preparing, printing and distributing this proxy statement. In addition to soliciting proxies by mail, telephone or electronic means, we may request banks, brokers and other nominees to solicit their customers who have common stock registered in their names and will, upon request, reimburse them for the reasonable, out-of-pocket costs of forwarding proxy materials in accordance with customary practice. We may also use the services of our directors, officers and other employees to solicit proxies, personally, by telephone or by electronic means, without additional compensation. In addition, the Company has retained Innisfree M&A Incorporated (referred to as “Innisfree”) to solicit stockholder proxies. As compensation for its services, we have agreed to pay Innisfree a cash fee equal to $50,000 plus an additional $200,000 contingent upon the approval of the merger proposal by the Company’s stockholders at the special meeting. We have also agreed to reimburse Innisfree for certain reasonable expenses and to indemnify Innisfree against certain losses, damages and expenses.
Householding
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the proxy materials, please notify your broker or direct a written request to the Corporate Secretary at 1655 26th Street, Santa Monica, California 90404. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.
Adjournments
The special meeting may be adjourned or postponed from time to time to another hour, date or place. Under the bylaws, notice need not be given of any such adjournment of less than 30 days if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned special meeting, the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present virtually and vote at such adjourned meeting will be given to each stockholder of record entitled to receive notice of or to vote at the meeting. All proxies will be voted in the same manner as they would have been voted at the original convening of the special meeting, except for any proxies that have been validly revoked or withdrawn prior to the time such proxies are voted at the reconvened meeting.
Voting by Company Directors and Executive Officers
Concurrently with the execution of the merger agreement, Parent entered into the voting agreement, as further described in the section titled “Agreements Related to the Merger — The Voting Agreement,” with the Company’s directors and executive officers as of the date of the merger agreement. Under the voting agreement, such directors and executive officers have agreed to vote or cause to be voted all of the shares of common stock beneficially owned by them in favor of the stockholder proposals submitted at the special meeting. As of the record date, the directors and executive officers of the Company collectively held in the aggregate approximately 766,821 shares of common stock, or approximately 2.1% of the outstanding shares of common stock at such time.
Certain of the Company’s directors and executive officers have interests in the merger that may be different from, or in addition to, those of the Company’s stockholders generally. For more information, please see the section of this proxy statement titled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger.”
What to Do if You Have Technical Difficulties or Trouble Accessing the Virtual Meeting Website
Technicians will be ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting website log-in page at www.virtualshareholdermeeting.com/LEAF2021SM.
Assistance; Proxy Solicitor
If you need assistance in completing your proxy card or have questions regarding the special meeting, please contact the Company’s proxy solicitor:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll free: (877) 717-3922
Banks and Brokers may call collect: (212) 750-5833

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT
As discussed elsewhere in this proxy statement, at the special meeting holders of common stock will consider and vote on the merger proposal. The merger cannot be completed without the adoption of the merger agreement by the Company’s stockholders. You are urged to carefully read this proxy statement in its entirety for more detailed information concerning the merger agreement and the merger, including the information set forth under the sections of this proxy statement titled “The Merger” and “The Merger Agreement.” A copy of the merger agreement is attached as Annex A to this proxy statement. You are urged to read the merger agreement carefully and in its entirety.
The approval of the merger proposal requires the affirmative vote of the holders of a majority of the outstanding shares common stock. Accordingly, shares deemed not in attendance at the special meeting, whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee or failure to vote at the special meeting, abstentions and broker non-votes will have the same effect as a vote “AGAINST” the merger proposal.
The Board recommends a vote “FOR” the approval of the merger proposal.

PROPOSAL 2: ADVISORY VOTE ON MERGER-RELATED COMPENSATION
In accordance with Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, the Company is providing holders of common stock with the opportunity to cast a vote on the advisory, non-binding compensation proposal. As required by those rules, the Company is asking holders of common stock to vote on the adoption of the following resolution:
“RESOLVED, that the compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger, as disclosed in the table titled “Potential Payments to Named Executive Officers,” including the associated narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable, is hereby APPROVED.”
The vote on executive compensation payable in connection with the merger is a vote separate and apart from the merger proposal. Because the vote is advisory in nature only, it will not be binding on the Company or the Board. Accordingly, because the Company is contractually obligated to pay the compensation, such compensation will be paid or become payable, subject only to the conditions applicable thereto, if the merger is consummated and regardless of the outcome of the advisory vote.
The approval of the advisory, non-binding compensation proposal requires the affirmative vote of the holders of a majority in voting power of the shares of common stock which are present in person virtually or by proxy and entitled to vote thereon. Broker non-votes will not count as votes cast on the advisory, non-binding compensation proposal. Accordingly, shares deemed not in attendance at the special meeting, whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee or failure to vote at the special meeting, and broker non-votes will have no effect on the outcome of the advisory, non-binding compensation proposal. Abstentions will have the same effect as a vote “AGAINST” the advisory, non-binding compensation proposal.
The Board recommends a vote “FOR” the approval of the advisory, non-binding compensation proposal.

PROPOSAL 3: ADJOURNMENT PROPOSAL
As discussed elsewhere in this proxy statement, at the special meeting holders of common stock will consider and vote, if necessary or appropriate as determined by the Company, on the adjournment proposal.
Leaf Group is asking you to authorize the holder of any proxy solicited by the Board to vote in favor of any adjournment or postponement of the special meeting, if necessary or appropriate as determined by the Company, to solicit additional proxies if there are not sufficient votes to approve the merger proposal at the time of the special meeting.
The approval of the adjournment proposal requires the affirmative vote of the holders of a majority in voting power of the shares of common stock which are present in person virtually or by proxy and entitled to vote thereon. Broker non-votes will not count as votes cast on the adjournment proposal. Accordingly, shares deemed not in attendance at the special meeting, whether due to a record holder’s failure to vote or a “street name” holder’s failure to provide any voting instructions to such holder’s bank, broker or other nominee or failure to vote at the special meeting, and broker non-votes will have no effect on the outcome of the adjournment proposal. Abstentions will have the same effect as a vote “AGAINST” the adjournment proposal.
The vote on the adjournment proposal is a vote separate and apart from the merger proposal. Leaf Group will not call a vote on this proposal if the merger proposal is approved at the special meeting.
The Board recommends a vote “FOR” the approval of the adjournment proposal.

THE MERGER
Background of the Merger
The following chronology summarizes the key meetings and events that led to the signing of the merger agreement. The following chronology does not purport to catalogue every conversation among the Board, members of Company management or the Company’s representatives and other parties.
The Company is a diversified consumer internet company that builds enduring, creator-driven brands that reach passionate audiences in large and growing lifestyle categories, including fitness and wellness and home, art and design. The Company’s business is comprised of three segments: Society6 Group, Saatchi Art Group, and Media Group.
The Board, together with Company management and with the assistance of the Company’s advisors, periodically reviews and considers various strategic and other opportunities available to the Company to enhance stockholder value, taking into consideration the Company’s performance, competitive dynamics, macroeconomic developments and industry trends. These reviews have included discussions as to whether the continued execution of the Company’s strategy as a standalone company (including possible operational and capital structure changes), the separation or divestiture of its business segments, possible acquisitions or the possible sale of the Company to, or combination of the Company with, a third party, offered the best avenue to enhance stockholder value, and the potential benefits and risks of any such course of action. For purposes of conducting these reviews, and in the ordinary course of business, Company management has maintained regular dialogue with representatives of other industry participants, including certain strategic and financial sponsor parties, regarding trends and developments in the industries in which the Company operates and potential strategic transactions.
On March 12, 2019, following various communication with the Company over several months, Osmium Partners, LLC, a stockholder of the Company, and certain of its affiliates (collectively referred to as “Osmium”) nominated three candidates to be elected at the Company’s 2019 annual meeting of stockholders in opposition to the Board’s nominees. On April 15, 2019, following a series of discussions with Osmium and other stockholders of the Company, the Board announced it would commence a comprehensive review of its strategic alternatives, including a potential sale of the Company. Also on April 15, 2019, the Company announced that Charles (Lanny) Baker had been appointed to the Board. The closing price for the Company’s common stock on April 15, 2019 was $8.76 per share. On April 16, 2019, Osmium announced the withdrawal of its director nominations for the Company’s 2019 annual meeting.
From April 15, 2019 through May 2020, the Board considered a broad range of alternatives to maximize stockholder value, including a sale of the Company, divestiture of certain assets and various financing alternatives. During this time, the Company and its advisors contacted over 160 potential acquirors regarding various types of transactions and entered into confidentiality agreements with 45 of those parties to facilitate discussions (this strategic review process is referred to as the “2019 – 20 Strategic Process”). While the Company received several indications of interest regarding certain assets, which the Board did not believe provided sufficient value, the 2019 – 20 Strategic Process did not yield a single offer to acquire the entire Company. Accordingly, on May 20, 2020, the Company announced that it was concluding the 2019 – 20 Strategic Process and was focusing on the execution of its existing business plan. The closing price for the Company’s common stock on May 20, 2020 was $1.70 per share.
As all of the members of the Company’s nominating and corporate governance committee were up for election at the Company’s 2020 annual meeting of stockholders, the Board formed an ad hoc committee consisting of all other independent directors for the purpose of nominating directors for election at the Company’s 2020 annual meeting of stockholders. The ad hoc committee of the Board nominated Mr. Baker and Jennifer Schulz for election as directors at the Company’s 2020 annual meeting of stockholders, and determined not to nominate two incumbent members of the Board, John Hawkins and Brian Regan, for reelection at the Company’s 2020 annual meeting of stockholders. Mr. Hawkins was affiliated with Generation Capital Partners II LP and Generation Partners II LLC (referred to as “Generation Partners”) and Mr. Regan was affiliated with Spectrum Equity Investors V, L.P. and Spectrum Equity Associates V, L.P. (referred to as “Spectrum Equity Management”). At the time of the Company’s 2020 annual meeting of stockholders, Generation Partners and Spectrum Equity Management beneficially owned approximately

3.0% and 10.4% of the Company’s outstanding shares of common stock, respectively. The terms of Mr. Hawkins’ and Mr. Regan’s directorships were scheduled to expire at the Company’s 2020 annual meeting of stockholders. Mr. Regan resigned as a director of the Company on April 17, 2020 and Mr. Hawkins resigned as a director of the Company on May 1, 2020. On May 18, 2020, at the Company’s 2020 annual meeting of stockholders, Mr. Baker and Ms. Schulz were elected as directors of the Company to serve until the Company’s 2023 annual meeting of stockholders.
On June 29, 2020, an investor group consisting of Osmium, PEAK6 Investments LLC, Boyle Capital Opportunity Fund, LP, Oak Management Corp. (referred to as “Oak Management”), Generation Partners and Spectrum Equity Management (collectively referred to as the “First Activist Group”), who collectively beneficially owned 40% of the Company’s outstanding shares of common stock, issued a public letter to the Board demanding that the Board, among other things, remove the Company’s Chief Executive Officer, Sean Moriarty, enhance corporate governance by refreshing and de-classifying the Board and sell both of the Company’s media and marketplace assets. The closing price for the Company’s common stock on June 29, 2020 was $3.59 per share.
Following the emergence of the First Activist Group, the Board appointed an independent committee of the Board to engage with this group, comprised of Beverly K. Carmichael and Deborah Benton (referred to as the “Independent Committee”), who were both independent directors under NYSE rules and did not have any business or other relationships with any member of the First Activist Group, nor were they investors in any funds affiliated with members of the First Activist Group. To the fullest extent permitted by Delaware law, the Independent Committee had sole decision-making power with respect to the issues raised by the First Activist Group, including full authority to accept or reject any of the actions proposed by the First Activist Group.
On July 30, 2020, the Company announced financial results for the quarter ended June 30, 2020, with revenue of $51 million representing a 42% year-over-year growth and its highest quarterly revenue since 2013. The closing price for the Company’s common stock on July 31, 2020 was $5.13 per share.
Between June 29 and September 25, 2020, the First Activist Group issued nine public press releases criticizing the Company and the Board regarding a broad range of topics in addition to those set forth in its June 29, 2020 letter. During this period, there were several discussions between the Independent Committee and various members of the First Activist Group relating to, among other things, the issues raised in the First Activist Group’s public statements. During this time, three members of the Board resigned: Mitchell Stern resigned as a director on July 10, 2020, Mr. Baker resigned as a director on August 11, 2020, and James Quandt resigned as a director on September 21, 2020.
Throughout the summer of 2020, the Board conducted a comprehensive search utilizing a search firm to identify directors who would be a right fit for the Company and with skill sets to complement those of the then-current Board and to contribute to creating value for the Company stockholders.
On October 22, 2020, representatives of Spectrum Equity Management and Oak Management sent a letter to the Board setting forth a proposal on behalf of the First Activist Group, consisting of the following terms:
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The Company’s commitment to starting a new strategic review process no later than March 31, 2021 unless the Company maintains an average stock price of $9.00 per share or more throughout the first quarter of 2021;

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Mr. Moriarty receiving a stock award package in connection with a sale of the Company which would result in him receiving at least $6 million if the Company is sold for at least $9.00 per share;

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The appointment to the Board of two new directors affiliated with the First Activist Group — Robert Majteles and Michael McConnell;

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The capping of the size of the Board at a total of seven directors;

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The establishment of a new strategic review committee composed of the First Activist Group’s two director nominees and one current outside director of the Board’s choosing, which would select new financial and legal advisors for the strategic review and oversee the process; and

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Mr. Moriarty remaining Chief Executive Officer of the Company.

On October 29, 2020, the Company announced financial results for the quarter ended September 30, 2020, with revenue of $63.3 million, representing a 58% year-over-year growth, its highest revenue since 2013 and its strongest year-over-year growth since its initial public offering in 2011. The closing price for the Company’s common stock on October 30, 2020 was $5.70 per share.
On November 9, 2020, the Company issued a letter rejecting the First Activist Group’s proposal and indicating the Board’s belief that it was in the Company stockholders’ best interest for the Company to continue to drive results to increase stockholder value. The closing price for the Company’s common stock on November 9, 2020 was $5.49 per share.
On November 6, 2020, John Pleasants resigned as a director and the Board appointed Suzanne Hopgood and Rob Krolik as directors, and on November 20, 2020, the Board appointed Harold Logan as a director. The Board determined that Mr. Krolik’s financial leadership experience in e-commerce and digital businesses, Ms. Hopgood’s perspective on leading global trends in corporate governance and Mr. Logan’s senior management experience and strong technology background, each would be beneficial to the Board and help drive Company growth.
On December 14, 2020, the Company announced that it closed an underwritten public offering of 8,216,750 shares of its common stock, at a public offering price of $4.20 per share, less underwriting discounts and commissions, resulting in net proceeds to the Company of approximately $32.0 million. Canaccord Genuity acted as sole book-running manager for the offering. The closing price for the Company’s common stock on December 11, 2020 (the trading day immediately prior to the announcement of the public offering) was $4.90 per share, and on December 15, 2020 (the trading day immediately following the announcement of the closing of the public offering) was $4.58 per share.
On December 29, 2020, VIEX Opportunities Fund, LP and certain of its affiliates (referred to as “Viex”) filed a Schedule 13D with the SEC reporting beneficial ownership of approximately 6.49% of the Company’s outstanding shares of common stock.
Also on December 29, 2020, Spectrum Equity Management filed an amendment to its Schedule 13D with the SEC reporting that it ceased to beneficially own any shares of the Company’s common stock.
On January 7, 2021, each member of the First Activist Group filed an amendment to its Schedule 13D with the SEC reporting that they had terminated their “group,” within the meaning of Section 13(d)(3) of the Exchange Act.
On January 15, 2021, Parent’s President and Chief Executive Officer, Timothy O’Shaughnessy, initiated a call with Mr. Moriarty. During the call, Mr. O’Shaughnessy indicated that Parent was interested in learning more about the Company and exploring a potential investment in the Company. During this call, there was no discussion of a possible acquisition of the Company by Parent.
On January 18, 2021, the Company and Parent entered into a confidentiality agreement to facilitate further discussions. The confidentiality agreement did not contain any standstill provision because at the time Parent indicated to the Company that it was interested in an investment in the Company, and not an acquisition of the Company.
On January 19, 2021, Mr. Moriarty and the Company’s Executive Vice President & General Counsel, Adam Wergeles, had an introductory call with Mr. O’Shaughnessy and Parent’s Senior Vice President — Planning and Development, Jacob Maas. During the call, Mr. O’Shaughnessy and Mr. Maas indicated that Parent might be interested in a range of potential transactions with the Company, from an investment to an acquisition of the entire Company.
On January 22, 2021, Mr. O’Shaughnessy called Mr. Moriarty and stated that while an investment in the Company was not of interest to Parent, an acquisition might be worth exploring. On a subsequent call later that day, Mr. Moriarty requested that Parent provide an indication of value prior to engaging in further acquisition conversations. Mr. O’Shaughnessy indicated that Parent would need to conduct more detailed analysis and review of the Company’s information before determining whether to make an offer for an acquisition of the entire Company, and requested that the Company make available to Parent certain preliminary business information about the Company and make management presentations to Parent so that Parent could have sufficient information to that end. Mr. O’Shaughnessy indicated that Parent would work in good faith to determine whether or not to submit a non-binding indication of interest for an acquisition of the Company within two weeks after such information was made available to Parent. Given Parent’s interest in a potential acquisition of the Company, Parent and the Company discussed amending the confidentiality agreement to incorporate a customary standstill provision. Following the call, Parent provided a business information request list to the Company.
On January 25, 2021, the Company and Parent entered into an amendment to their confidentiality agreement that included a customary standstill provision with a nine-month duration that allowed Parent to make confidential proposals to the Company at any time and that would automatically terminate upon the Company’s execution of a definitive agreement with a third party to effect a sale of the Company. Following execution of the amendment to the confidentiality agreement, Parent was provided with limited nonpublic information regarding the Company that was responsive to Parent’s business information request list.
From January 25 through February 8, 2021, at Parent’s request, calls and virtual meetings were held between members of Company management and representatives of Parent. These calls were focused on addressing Parent’s diligence questions regarding the Company’s businesses and financial outlook. No proposals were made during these calls. Also during this period, the Company provided to Parent certain nonpublic information regarding the Company that was responsive to Parent’s diligence requests.
On January 26, 2021, Company management discussed with representatives of Moorgate Securities LLC (referred to as “Moorgate”) Parent’s interest in a potential acquisition of the Company and the possibility of Moorgate acting as a financial advisor to assist the Company in its evaluation of the expected proposal from Parent and any other acquisition proposals that the Company may receive. The Company contacted Moorgate because (i) of its earlier engagement as a financial advisor in connection with the 2019 – 20 Strategic Process, (ii) of its substantial knowledge of and familiarity with the Company’s business and operations, competitors and the industries in which the Company operates and (iii) if the Company were sold by June 2021, Moorgate would be entitled to a transaction fee under its prior engagement letter with the Company.
On January 27, 2021, the Board held a meeting with members of Company management and representatives of Goodwin Procter LLP (referred to as “Goodwin”), the Company’s outside legal counsel, present. Mr. Moriarty discussed Parent’s interest in exploring a potential acquisition of the Company, the parties’ discussions to date, that the parties had entered into a confidentiality agreement and that the Company had provided preliminary and limited due diligence information to Parent. Representatives of Goodwin provided an overview of the fiduciary duties of the Company’s directors under Delaware law and the legal standards applicable to their decisions and actions in evaluating and responding to an offer to acquire the Company. Company management discussed the potential engagement of Moorgate to assist the Board with regard to the expected proposal from Parent and any other acquisition proposals that the Company may receive. In light of the factors described above, the Board approved the engagement of Moorgate as financial advisor, subject to the negotiation of a satisfactory engagement letter. Representatives of Goodwin also discussed that, because Moorgate does not provide fairness opinions, in the event of a sale of the Company the Company would have to engage an additional financial advisor to deliver a fairness opinion. The Board discussed that it would be appropriate to consider Canaccord Genuity to deliver such a fairness opinion, given that Canaccord Genuity was the sole book-running manager in the Company’s December 14, 2020 public offering and its substantial knowledge and familiarity with the Company and its industry. Company management also informed the Board that it was in the process of finalizing its 2021 financial plan and its five-year standalone plan, which upon completion would be presented to the Board. Following discussion, the Board authorized the Company and its advisors to continue discussions with Parent. Also at the meeting, Company management provided an update on the Company’s preliminary financial outlook for the then-current fiscal quarter.
On February 7, 2021, the Board held a meeting with members of Company management and representatives of Goodwin present. Company management presented its 2021 operating plan and its five-year standalone plan, which included management’s projections for the fiscal years ended December 31, 2021 through December 31, 2025 (which are summarized below under the section titled “— Certain Financial

Projections by the Management of Leaf Group,” and referred to as the “projections”), and the assumptions on which the projections were based. In the context of reviewing the projections, the Board discussed the risks, challenges, and strategic opportunities facing the Company, including those described below in greater detail under the heading “— Reasons for the Merger; Recommendation of the Board — Business Risks Facing the Company.” Following discussion and questions of management regarding various matters relating to the projections, including the assumptions on which the projections were based, the Board approved the projections for disclosure to prospective bidders and for use by the Company’s financial advisors in conducting their financial analyses of the Company.
On February 9, 2021, following the two-week period requested by Parent to more carefully review the nonpublic information made available by the Company to inform its decision whether to make a proposal, Parent delivered a written non-binding proposal to acquire the Company for $8.50 per share in cash that was subject to, among other conditions, satisfactory completion of remaining due diligence. The proposal indicated that the purchase price would be paid by Parent through its existing cash and available lines of credit, and that the proposal would not be subject to any financing condition. The proposal also stated that Parent would expect a 45-day exclusivity period within which to complete its due diligence and negotiate a definitive merger agreement with the Company. The proposal stated that it would expire on February 16, 2021. The closing price for the Company’s common stock on February 9, 2021 was $6.71 per share.
On February 11, 2021, the Board held a meeting with members of Company management and representatives of Moorgate and Goodwin present. The Board reviewed the terms and conditions of Parent’s proposal. Representatives of Goodwin provided an overview of the fiduciary duties of the Company’s directors and the legal standards applicable to their decisions and actions in evaluating and responding to the proposal and the Board’s consideration of any alternatives, including remaining as a standalone company. Representatives of Moorgate discussed certain financial aspects of Parent’s proposal based in part on preliminary valuation analyses, including a discounted cash flow analysis with respect to the Company based on the projections and Wall Street estimates of the Company’s financial prospects, as well as comparable public companies and comparable precedent transactions. Representatives of Moorgate also gave their preliminary views on the Company’s general strategic position, potential responses to Parent’s proposal, and the various strategies and methods by which the Board might seek to maximize stockholder value in the event the Board chose to explore a sale or other strategic transaction.
Following these discussions, the Board concluded that Parent’s proposal represented an attractive valuation of the Company for stockholders when considered in light of the Board’s knowledge and understanding of the business, operations, management, financial condition and prospects of the Company, including the various challenges presented if the Company were to continue as a standalone company, and that the Company and its advisors should continue discussions with Parent and seek to have Parent improve its offer price. The Board directed management, with the assistance of Moorgate and Goodwin, to continue to engage with Parent and encourage Parent to improve its proposed offer price.
Additionally, the Board determined that it was an appropriate time to pursue discussions with an additional number of third parties to determine their interest in acquiring the Company (referred to as the “2021 Strategic Process”). The Board discussed the parties identified by representatives of Moorgate at the meeting that were perceived as most likely to be interested in, and capable of, acquiring the Company, taking into account factors including such parties’ (i) interest in the Company and its businesses, (ii) perceived financial strength, (iii) resources to pursue a transaction in a timely manner, (iv) historical acquisition activity and (v) knowledge of the digital media and marketplace sectors. Representatives of Goodwin and Moorgate cautioned that the market check would have to be conducted in an expeditious manner in order to not risk losing Parent’s proposal. The Board discussed this issue noting that in order not to lose the “bird in hand” that was Parent’s proposal, the scope of the market check would have to be limited to a certain extent and focused on parties who understood the Company and the industries in which it operates and could move quickly. Representatives of Goodwin and Moorgate further noted that the Company had executed confidentiality agreements with many parties during the 2019 – 20 Strategic Process, which could be reused to expedite the 2021 Strategic Process. The risks associated with conducting a public consideration of strategic alternatives were discussed and it was noted that, during the 2019 – 2020 Strategic Process, the per share price of the Company’s common stock had declined from $8.76 to $1.70 and the 2019 – 2020 Strategic Process had significantly destabilized the Company, negatively impacting its performance. Representatives of

Moorgate reviewed with the Board a list of proposed parties to contact as part of the 2021 Strategic Process. As a result of this discussion, the Board directed Moorgate to contact ten potentially interested parties from among those parties discussed with Moorgate at the meeting, consisting of eight strategic parties and two financial sponsors (all of which participated in the 2019 – 20 Strategic Process), to determine whether they had an interest in exploring a potential strategic transaction with the Company, and authorized management and Moorgate to have discussions with any such parties that expressed interest in a strategic transaction. In light of the foregoing, representatives of Moorgate advised that it could conduct the market check within approximately two to three weeks.
From February 12 through March 1, 2021, at the direction of the Board, representatives of Moorgate had discussions with the ten parties selected at the February 11, 2021 Board meeting. Of those parties, six parties, consisting of four strategic parties and two financial sponsors, expressed initial interest and executed confidentiality agreements with the Company. Each confidentiality agreement was substantially identical to the confidentiality agreement respectively entered into by each such party with the Company during the 2019 – 20 Strategic Process. Four of these confidentiality agreements contained customary standstill provisions that automatically terminated upon the Company’s execution of a definitive agreement with a third party to effect a sale of the Company. Two of these confidentiality agreements did not contain any standstill provision.
The six parties that executed confidentiality agreements with the Company were provided access to an online data room containing nonpublic information regarding the Company and received a process letter that set a deadline of March 1, 2021 for the submission of a written, preliminary non-binding indication of interest for an acquisition of the Company.
On February 13, 2021, members of Company management and representatives of Moorgate and Goodwin had a call with representatives of Parent and representatives of Parent’s outside counsel, Covington & Burling LLP (referred to as “Covington”). During the call, Company management and representatives of Moorgate indicated that the Board did not view the $8.50 per share price in Parent’s proposal as sufficient and the Board wanted Parent to increase its offer price. Representatives of Goodwin indicated that the Company could not enter into an exclusivity agreement with Parent because the Board, in furtherance of its fiduciary obligations, had a duty to maximize stockholder value and thus needed to engage in a process to determine whether there was interest from other parties regarding a potential acquisition of the Company at a price greater than $8.50 per share. Representatives of Goodwin proposed that Parent conduct its due diligence and negotiate definitive transaction documents with the Company at the same time that the Company conduct its market check. Later that same day, a representative of Moorgate had additional discussions with Mr. Maas to advocate for an improved offer price.
On February 16, 2021, Mr. Maas and Mr. Wergeles spoke, and Mr. Maas indicated that, while Parent’s offer had expired by its terms, Parent did not object to the Company conducting a market check and would still work in good faith towards a potential acquisition after such market check had been completed. However, Mr. Maas indicated that Parent would not continue discussions with the Company regarding its acquisition proposal or engage in more extensive due diligence unless and until the Company and Parent entered into an agreement to negotiate exclusively for an acquisition of the Company at a price of $8.50 per share, and urged Mr. Wergeles that the Company’s market check should be completed within a reasonable period of time or Parent might choose to make other capital allocation decisions that could result in Parent’s withdrawal of its proposal. Mr. Wergeles indicated that he was disappointed with this response, but acknowledged Parent’s position. During this conversation, Mr. Maas confirmed to Mr. Wergeles that Parent’s $8.50 per share offer price was its best and final offer.
From February 16 through March 2, 2021, various discussions occurred between Mr. Moriarty and Mr. Wergeles, on the one hand, and Mr. O’Shaughnessy and Mr. Maas, on the other hand. During these discussions, Mr. Moriarty and Mr. Wergeles reiterated the Company’s interest in a potential transaction with Parent and confirmed their belief that the market check should be completed by early March. Mr. O’Shaughnessy and Mr. Maas reconfirmed that Parent’s $8.50 per share offer price was its best and final offer and that it would only further engage its resources on a potential transaction once the Company completed its market check and entered into exclusive negotiations with Parent.

Also on February 16, 2021, the Board held a meeting with members of Company management and representatives of Moorgate and Goodwin present. Management and representatives of Moorgate updated the Board on the status of the discussions with Parent, noting that there was risk that Parent could withdraw its proposal if the parties did not enter into an exclusivity agreement in the next several weeks. Representatives of Moorgate updated the Board on the status of discussions with the other potentially interested parties, including their stated level of interest in evaluating an acquisition of the Company. Representatives of Moorgate reviewed with the Board the proposed timeline for receiving indications of interest from the other potentially interested parties. Representatives of Goodwin reviewed with the Board its fiduciary duties in the context of evaluating the proposals and considering a potential sale of the Company. The Board discussed whether Parent’s proposal represented an attractive valuation of the Company for its stockholders when considered in light of the Board’s knowledge and understanding of the business, operations, management, financial condition and prospects of the Company, including the various challenges presented if the Company were to continue as a standalone company as described below in greater detail under the heading “— Reasons for the Merger; Recommendation of the Board — Business Risks Facing the Company.” The Board discussed the consequences of rejecting Parent’s proposal and request for exclusivity. Following this discussion, the Board directed Company management and the Company’s advisors to continue the discussions with Parent and continue efforts to improve Parent’s offer price. The Board also directed Company management and the Company’s advisors to continue discussions with the other interested parties and complete the market check expeditiously to avoid the potential loss of Parent’s proposal.
On February 17, 2021, Oak Management, Osmium and Viex (which are collectively referred to as the “Second Activist Group”) publicly announced that they had formed a “group,” within the meaning of Section 13(d)(3) of the Exchange Act and had delivered a notice to the Company nominating three candidates to be elected at the Company’s 2021 annual meeting of stockholders in opposition to the Board’s nominees. The Second Activist Group disclosed that it collectively beneficially owned 25.1% of the Company’s outstanding shares of common stock.
On February 23, 2021, the Board held a meeting with members of Company management present. Management updated the Board on the status of the discussions with Parent and the other potentially interested parties, including their stated level of interest in an acquisition of the Company. The Board also discussed the engagement of Moorgate to serve as a financial advisor to the Company in connection with the potential sale of the Company. Following this discussion, the Board authorized management to finalize the engagement of Moorgate as a financial advisor in connection with the potential transaction, and the Company executed a customary engagement letter with Moorgate.
On February 25, 2021, after the closing of trading on the NYSE, the Company announced financial results for the fourth quarter and fiscal year ended December 31, 2020. The closing price for the Company’s common stock on February 26, 2021 was $5.52 per share.
As of March 1, 2021, the deadline stated in the process letter, none of the six parties that received the process letter submitted an indication of interest for an acquisition of the Company. Two of the parties (one strategic party and one financial sponsor) expressed preliminary interest in select media assets of the Company; however, no written proposals were submitted.
On March 1, 2021, Mr. Moriarty received an unsolicited voicemail from an investment banker (referred to as the “Investment Banker”) indicating that a private company (referred to as “Company A”) had an interest in exploring a possible acquisition of Society6 Group. Company A was contacted in the 2019 – 20 Strategic Process and showed limited interest, and as a result, Company A was not contacted in the 2021 Strategic Process. Mr. Moriarty informed representatives of Moorgate and Goodwin regarding this inquiry. Later on March 1, 2021, representatives of Moorgate contacted the Investment Banker to discuss his inquiry and to request that Company A enter into a confidentiality agreement with the Company to facilitate discussions. On March 2, 2021, the Investment Banker requested that the Company provide a confidentiality agreement for Company A to review. On March 2, 2021, the Company provided to the Investment Banker to forward to Company A a confidentiality agreement that included a customary standstill provision that would automatically terminate upon the Company’s execution of a definitive agreement with a third party to effect a sale of the Company.

On March 2, 2021, the Board held a meeting with members of Company management and representatives of Moorgate and Goodwin present. Representatives of Moorgate discussed with the Board the 2021 Strategic Process and that while six parties entered into confidentiality agreements with the Company, none of them submitted an indication of interest for an acquisition of the Company. Representatives of Moorgate discussed with the Board that two parties had expressed preliminary interest in select media assets of the Company, noting that no definitive proposals were made. Representatives of Moorgate updated the Board on the Investment Banker’s inquiry on behalf of Company A and the Board discussed the credibility of Company A’s interest in a possible acquisition of Society6 Group. The Board noted that none of these three indications of interest regarding assets were actionable or provided the Board with any sense of the value the Company would receive for the assets or the timeframe on which they could be executed. Company management and representatives of Moorgate also updated the Board on the discussions with Parent and that Parent was firm in its $8.50 offer price and was not willing to increase it, and that Parent was firm in its requirement for an exclusivity period.
Representatives of Goodwin provided the Board with an overview of their fiduciary duties under Delaware law and the application of those principles to Parent’s proposed acquisition of the Company. The Board then discussed Parent’s proposal of $8.50 per share. The Board also discussed that Parent’s proposal was conditioned on the Company entering into exclusivity with Parent and that it seemed unlikely that Parent would improve its offer price. The Board discussed the advantages and risks of a proposed transaction with Parent, including, among other things, whether Parent’s proposal represented an attractive valuation of the Company for stockholders when considered in light of the Board’s knowledge and understanding of the business, operations, management, financial condition and prospects of the Company, including the various challenges presented if the Company were to continue as a standalone company. The Board also discussed that in both the 2019 – 20 Strategic Process and the 2021 Strategic Process no party had indicated interest in acquiring the Company. The Board noted that Parent’s proposal was the only offer to acquire the Company.
Based on the Board’s discussion at this meeting and previous meetings regarding the risks, challenges and strategic opportunities facing the Company, the Board concluded that Parent’s proposal would, if consummated, provide greater certainty of value and be in the best interests of the Company’s stockholders. The Board then further discussed how best to again encourage Parent to increase its offer price. Following these discussions, the Board directed management and representatives of Moorgate to again seek to have Parent improve its price, while preserving the opportunity to pursue Parent’s proposal at $8.50 per share. The Board also authorized management to enter into an exclusivity agreement with Parent based on an offer price of at least $8.50 per share and an exclusivity period of up to 45 days, with the understanding that management would seek to limit the exclusivity period to 30 days.
Later on March 2, 2021, at the direction of the Board, a representative of Moorgate contacted Mr. Maas to advocate for a higher offer price. Mr. Maas again indicated that Parent was not willing to improve its price and was not interested in acquiring the Company at a price higher than $8.50 per share.
Also on March 2, 2021, as directed by the Board, Mr. Moriarty contacted Mr. O’Shaughnessy to advocate for a higher offer price. Mr. O’Shaughnessy emphasized that Parent would not increase its offer price. In a subsequent call that same day, as authorized by the Board, Mr. Moriarty indicated to Mr. O’Shaughnessy that the Board was willing to move forward with negotiating and finalizing a definitive merger agreement with Parent at a price of $8.50 per share and to enter into a 30-day exclusive negotiating period with Parent.
Also on March 2, 2021, the Company provided a draft exclusivity agreement to Parent providing for a 30-day exclusive negotiating period that the Company could terminate if Parent reduced its proposed $8.50 per share cash offer price.
On March 3, 2021, representatives of Goodwin and Covington had a telephonic call where they discussed structuring the proposed acquisition as a merger requiring adoption by the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock. The representatives of Goodwin and Covington agreed that (i) Parent would not contact any of the Company’s stockholders prior to the execution of a definitive merger agreement between Parent and the Company, (ii) the Company would not be required to reimburse any of Parent’s expenses if, upon being put to a vote, the Company’s stockholders did not vote to adopt a definitive merger agreement, and (iii) the Company would agree to a package of “deal protection” terms favorable to Parent (including the terms of the “no-shop” covenant, the Company’s ability to enter into negotiations with competing bidders, the board’s right to withdraw the recommendation of the merger to Company stockholders, the terms of the Company’s ability to terminate the agreement to accept a superior proposal and the related matching right, the termination fee amount and triggers, among other matters).
Also on March 3, 2021, Goodwin provided an initial draft of the merger agreement to Covington.
On March 4, 2021, the Company and Parent entered into the exclusivity agreement providing for exclusivity through April 3, 2021. The closing price for the Company’s common stock on March 4, 2021 was $5.04 per share.
Also on March 4, 2021, Parent was provided access to an online data room containing nonpublic information regarding the Company.
From March 4 through April 2, 2021, representatives of the Company, Moorgate, Goodwin, Parent and Covington, had various telephonic and virtual meetings to facilitate Parent’s further due diligence.
On March 5, 2021, members of Company management discussed with representatives of Canaccord Genuity engaging Canaccord Genuity to provide a fairness opinion to the Board in connection with a potential acquisition of the Company, based on Canaccord Genuity’s role as sole book-running manager in the Company’s December 14, 2020 public offering and its substantial knowledge and familiarity with the Company and its industry.
On March 6, 2021, the Investment Banker informed the Company that Company A would execute the confidentiality agreement with the Company, as long as the term of the confidentiality agreement was limited to two years. As required under the terms of the exclusivity agreement entered into with Parent, Mr. Wergeles then informed Mr. Maas about the contact from the Investment Banker and Company A’s purported interest in Society6 Group. Mr. Wergeles and Mr. Maas agreed that the terms of the exclusivity agreement did not allow for the Company to engage with Company A regarding its purported interest in Society6 Group at that time. Later that day, Mr. Wergeles informed the Investment Banker that the Company would not be engaging with Company A regarding its interest in Society6 Group until the end of the month. On March 11, 2021, the Investment Banker indicated that he would follow-up with the Company at the end of the month, and also reiterated that Company A would accept the Company’s proposed confidentiality agreement so long as the term was limited to two years. The Company did not have any further contact with the Investment Banker or Company A, and a confidentiality agreement was not executed.
On March 12, 2021, Madison Avenue Partners, LP and certain of its affiliates filed a Schedule 13D with the SEC disclosing that it beneficially owned approximately 6.4% of the Company’s outstanding shares of common stock and announced that it intended to vote against the Company’s slate of nominees for election at the Company’s 2021 annual meeting. On March 12, 2021, the closing price of the Company common stock was $6.05 per share.
On March 12, 2021, the Board held a meeting with members of Company management and representatives of Goodwin present. Company management and representatives of Goodwin provided an update on the discussions with Parent and Parent’s due diligence efforts, noting that the exclusivity agreement had been entered into between the parties. Company management and representatives of Goodwin discussed with the Board the expected timetable for Parent completing its diligence and the parties entering into a definitive merger agreement, noting that representatives of Parent had indicated that they would use the full length of the exclusivity period (through April 3, 2021) to complete diligence and finalize the definitive merger agreement with the Company.
The Board also discussed and authorized management to engage Canaccord Genuity as a financial advisor to deliver a fairness opinion to the Board regarding the transaction with Parent. The Board considered Canaccord Genuity as a potential financial advisor to assist and advise the Board given, among other things, its relationship with the Company as sole book-running manager in the Company’s December 2020 public offering of Company common stock and its substantial knowledge of and familiarity with the Company and the industries in which it operates. Management noted that Canaccord Genuity had confirmed that during the past two years it did not have any relationships with, nor received any compensation from, Parent. Canaccord Genuity executed an engagement letter with the Company on March 12, 2021 and was paid a fee upon the delivery of its fairness opinion in connection with the transaction with Parent.
Also on March 12, 2021, Covington provided a revised draft of the merger agreement to Goodwin.
From March 12 through April 2, 2021, representatives of Goodwin, with input from the Board and Company management, and Parent’s representatives and Covington exchanged drafts and participated in discussions regarding the terms of the merger agreement and related documents. The items negotiated with respect to the merger agreement and related documents included, among other things: the representations and warranties to be made by the parties; the restrictions on the conduct of the Company’s businesses until completion of the transaction; the definition of Company material adverse effect; the “no-shop” provisions applicable to the Company; the conditions to completion of the merger; the provisions regarding the Company’s employee benefit plans and equity awards; the remedies available to each party under the merger agreement, including the triggers for the termination fee payable to Parent; the amount of the Company termination fee; and the terms of the voting agreement proposed to be executed by the Company’s officers and directors concurrently with the execution of the merger agreement.
On April 3, 2021, the Board held a meeting to discuss the final proposed terms of the merger. Members of Company management and representatives of Moorgate, Canaccord Genuity and Goodwin were present. Representatives of Goodwin reviewed the fiduciary duties of the Board in connection with a potential sale of the Company. Representatives of Goodwin provided an overview of the negotiation process to date with Parent’s representatives, as well as a presentation regarding the material terms of the draft merger agreement and the draft voting agreement. The Board also discussed that to date Parent had not had, and had not requested to have, discussions with Company management regarding their future roles, compensation, retention or investment arrangements in connection with the proposed transaction.
The Board then further discussed the advantages and risks of the merger that are described below in greater detail under the heading “— Reasons for the Merger; Recommendation of the Board.” In light of these discussions, the Board concluded that the merger, if consummated, would provide greater certainty of value (and less risk) to the Company’s stockholders relative to the potential trading price of the Company’s shares as a standalone business over a longer period after accounting for the long-term risks to the Company’s business resulting from operational execution risk and evolving industry dynamics. After considering the Company’s strategic alternatives to the transaction with Parent and the Company’s ability to continue as a standalone company, the Board concluded that the transaction with was the best alternative for the Company’s stockholders.
Also at this meeting, representatives of Canaccord Genuity presented Canaccord Genuity’s financial analyses and rendered to the Board the oral opinion of Canaccord Genuity, subsequently confirmed by the delivery of a written opinion of Canaccord Genuity, dated April 3, 2021, to the Board, that, as of such date and based upon and subject to the factors and assumptions set forth in its written opinion, the merger consideration to be paid to the holders of the Company’s common stock in the proposed merger was fair, from a financial point of view, to such holders, all as more fully described below under the heading “— Opinion of the Company’s Financial Advisor.”
After further discussions, and taking into account the factors described below in greater detail under the heading “— Reasons for the Merger; Recommendation of the Board,” including the Board’s belief that the merger is more favorable to the Company’s stockholders than other strategic alternatives available to the Company, including remaining as an independent public company, the Board unanimously adopted resolutions which, among other things, approved the merger agreement, the voting agreement, the merger and the other transactions contemplated by the merger agreement, and recommended that the Company’s stockholders vote in favor of the adoption of the merger agreement.
Later on April 3, 2021, following the Board meeting, the Company, Parent and the merger subsidiary executed the merger agreement and all signatories to the voting agreement executed the voting agreement.
On the morning of April 5, 2021, prior to the opening of trading on the NYSE, the Company issued a press release announcing its entry into the merger agreement.

Reasons for the Merger; Recommendation of the Board
Recommendation of the Board
In evaluating the merger agreement, the merger and the other transactions contemplated by the merger agreement, the Board consulted with Company management and its financial advisors, and with its outside legal counsel regarding its fiduciary duties, the terms and conditions of the merger agreement and other related matters.
The Board unanimously (i) approved and declared advisable the merger agreement and the merger, (ii) determined that the merger is in the best interests of the Company and its stockholders, (iii) directed that the merger agreement be submitted to the stockholders of the Company for adoption and (iv) recommended that the Company’s stockholders vote in favor of the adoption of the merger agreement.
The resolutions above were duly and unanimously adopted by the Board, at a meeting duly called and held at which all directors of the Company were present. At such meeting, the Board also duly and unanimously adopted resolutions rendering the limitations on business combinations contained in Section 203 of the DGCL inapplicable to the merger, the merger agreement, the other agreements contemplated by the merger agreement and the transactions contemplated thereby, and electing that the merger and the other transactions contemplated by the merger agreement not be subject to any “moratorium,” “control share,” “fair price” or other form of anti-takeover laws and regulations of any jurisdiction that may purport to be applicable to the merger and the other transactions contemplated by the merger agreement.
None of the foregoing resolutions by the Board has been rescinded, modified or withdrawn in any way.
Reasons for the Merger
In the course of reaching its recommendation described above, the Board considered a number of positive factors relating to the merger agreement and the merger, each of which the Board believed supported its decision, including the following:
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Business Risks Facing the Company.   If the Company remained an independent public company, it would be subject to significant strategic, financial and operational risks and uncertainties, including:

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The Company continuing to confront significant challenges in achieving growth in Adjusted EBITDA, despite the record revenue growth shown by the business in 2020. Driven by the low margins of the Company’s marketplace businesses and the decline in revenue from the Media Group, substantial risk exists that the Company would not meet Wall Street EBITDA expectations in 2021 and beyond. In order for the Company to continue to have material revenue growth in the future, it will need to make substantial investments in its business, which will negatively impact Adjusted EBITDA.

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Commencing in the second quarter of 2021, Society6 Group, the Company’s largest business, will confront difficult year-over-year comparisons given its performance in 2020 and, consequently, its performance could be below market expectations in the future. While the Company believes that the change in purchasing behavior occasioned by the COVID-19 pandemic will have an enduring positive impact on e-commerce, there is a material risk that the coming end of the pandemic and the termination of shelter-at-home regulations may cause a slowdown and even potentially a reversal of the Society6 Group business as consumers are able to return to work and are more comfortable shopping in physical stores.

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For the past three quarters, the Company’s Media Group has experienced double digit year-over-year revenue decline, with a revenue decline of 13% for fiscal year 2020; in the fourth quarter of 2020, the year-over-year revenue decline in the Media Group accelerated to a decline of 17% from 10% in the third quarter; site visits to Media Group properties declined by 26% in 2020 (14% excluding assets that were sold in 2020) and have declined every quarter since the third quarter of 2018, with the exception of the third and fourth quarters of 2019. In order to reverse these trends, the Company would need to deploy additional capital and there is risk that such investments will not reverse such trends.

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As with the Society6 Group, the Company believes that the Saatchi Art Group business has benefitted from work-from-home and shelter-at-home regulations, and there is material risk that the end of the pandemic will cause a slowdown and even potentially a reversal of the Saatchi Art Group business. Additionally, due to the COVID-19 pandemic, in 2020 the Company had to cancel all of the in-person art fairs run by its The Other Art Fair business, and there remains significant uncertainty as to when the Company will be able to consistently re-initiate and expand its art fair business.

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All of the Company’s segments are in highly competitive markets, with competitors with far greater resources. In order for the Company to grow and diversify its revenue base it may require substantial capital to support significant organic growth or the Company’s M&A strategy, and the Company has a history of generating negative cash flow from its operations.

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Best Alternative for Maximizing Stockholder Value.   The Board considered that the merger consideration was more favorable to the Company’s stockholders than the potential value that would reasonably be expected to result from other alternatives reasonably available to the Company, including the continued operation of the Company on a standalone basis taking into account its acquisition opportunities, strategic alternatives and financing plans on an ongoing basis. Additionally, the Board considered the anticipated future trading prices of the Company common stock on a standalone basis, as compared to the certainty of realizing a value for the shares of Company common stock in the merger, which was at a premium to its current market price. The Board also considered the uncertainty that trading prices would approach the per share merger consideration in the foreseeable future. In particular, the Board considered the general risks of market conditions that could reduce the Company’s share price, noting that the trading price of the Company’s common stock, which closed as low as $1.05 on April 24, 2020, has been and is likely to continue to be volatile.

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Costs, Distractions and Uncertainties Related to Stockholder Activism.   The Board considered that since January 2019 the Company has been the subject of several different stockholder activist campaigns relating to, among other things, the election of directors, public attacks on management and the Board of Directors and demands that the Company be sold, as described above in greater detail under the heading “— Background to the Merger.” In February 2021, the Second Activist Group nominated candidates for the election of directors at the Company’s 2021 annual meeting of stockholders. These stockholder activism campaigns have been time consuming, caused the Company to incur substantial costs and diverted the attention of management and the Board from executing on the Company’s business plan. The Board also considered the perceived uncertainties as to the Company’s future direction, strategy and leadership created as a consequence of this constant attack by activist stockholders and that this may result in the loss of business opportunities, harm the Company’s ability to attract new investors, customers and employees and materially increase the risk that the Company cannot execute its long term business plan.

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Merger Consideration.   The Board considered that the Company’s stockholders will be entitled to receive merger consideration of $8.50 per share in cash upon the closing of the merger. The Board considered the current and historical market prices of the Company common stock, including the fact that $8.50 per share in cash represented (i) a premium of approximately 21% over the closing price of the Company’s shares of common stock on April 1, 2021, the last trading day prior to execution of the merger agreement, (ii) premiums of approximately 20%, 27% and 35% to the volume-weighted average share prices of the Company’s common stock for the last 30, 60 and 90 trading days prior to the execution of the merger agreement, respectively, (iii) a premium of approximately 102% over the Company’s December 14, 2020 public offering price of $4.20 per share and (iv) a premium of approximately 559% over the closing price of the Company’s shares of common stock on April 3, 2020 of $1.29.

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Lack of Interest of Other Parties in Acquiring the Company.   The Board considered that from April 2019 through May 2020 it had conducted the publicly disclosed 2019 – 20 Strategic Process, and despite reaching out to 160 potential acquirors and entering into 45 confidentiality agreements, the Company did not receive a single offer to acquire the Company. Additionally, the Board considered that, after receiving Parent’s proposal, it contacted ten strategic parties and financial sponsors which the Company and Moorgate considered most likely to be interested in acquiring the Company and, despite the strong results of the business since the completion of the 2019 – 20 Strategic Process, no party was interested in acquiring the Company as a whole. The Board also considered the significant risk of conducting a “public” strategic alternatives review process, noting that during the 2019 – 2020 Strategic Process the price of the Company’s common stock had declined from $8.76 to $1.70.
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Greater Certainty of Value.   The Board considered that the merger consideration payable per share is a fixed all cash amount, thereby providing the Company’s stockholders with immediate certainty of value and liquidity for their shares upon the closing of the merger, while eliminating the uncertainty of long-term business and execution risk to stockholders, especially when viewed in light of a number of factors, including the recent increased volatility in equity markets, particularly with respect to comparable companies, and the even greater volatility in the Company’s stock.

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Receipt of Fairness Opinion from its Financial Advisor Regarding the Merger.   The Board considered the financial analyses presented by Canaccord Genuity to the Board and the oral opinion of Canaccord Genuity rendered to the Board, subsequently confirmed by the delivery of a written opinion of Canaccord Genuity, dated April 3, 2021, to the Board, that, as of such date and based upon and subject to the factors and assumptions set forth in its written opinion, the merger consideration to be paid to the holders of the Company’s common stock in the proposed merger was fair, from a financial point of view, to such holders, all as more fully described below in the section of this proxy statement under the heading “— Opinion of the Company’s Financial Advisor.” The full text of the written opinion of Canaccord Genuity, dated April 3, 2021, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex B to this proxy statement.

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Likelihood of Completion.   The Board considered the likelihood of completion of the merger to be significant, in light of, among other things:

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the commitment of Parent in the merger agreement to use its reasonable best efforts to take all actions necessary or appropriate for the purpose of consummating and effectuating the merger. Please see the section of this proxy statement titled “The Merger Agreement — Reasonable Best Efforts; Antitrust Filings”;

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the absence of a financing condition, that Parent will fund the merger consideration with its existing cash and available lines of credit without the need for external financing in connection with the merger, and that as of December 31, 2020, Parent had cash, cash equivalents, and investments in marketable securities of approximately $1.0 billion;

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the need to make antitrust filings, and obtain antitrust clearance, solely in the United States and not in any foreign jurisdictions;

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the limited conditions to closing contained in the merger agreement, which the Board believes are reasonable and customary in number and scope, and which, in the case of the condition related to the accuracy of the Company’s representations and warranties, are generally subject to a Company material adverse effect qualification. Please see the section of this proxy statement titled “The Merger Agreement — Conditions of the Merger”;

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the absence of any requirement for the Company to reimburse any of Parent’s expenses if, upon being put to a vote, the Company’s stockholders do not vote to adopt the merger agreement;

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the Company’s entitlement, under certain conditions, to seek specific performance of Parent’s obligations under the merger agreement, including Parent’s and the merger subsidiary’s obligation to close the merger when required; and

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the positive business reputation of Parent, its history of successful acquisitions, its substantial financial resources and its strong strategic interest in the Company and familiarity with the Company and the Company’s products.

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Opportunity to Receive Alternative Acquisition Proposals and to Terminate or Change Recommendation in Response to a Superior Proposal or Intervening Event.   The Board considered the terms of the merger agreement relating to the Company’s ability to respond to unsolicited acquisition proposals, and the other terms of the merger agreement, including:

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the Company’s right, subject to certain conditions, to provide information in response to, and to discuss and negotiate with, certain third parties regarding unsolicited acquisition proposals made before obtaining the vote of the Company’s stockholders approving the adoption of the merger agreement. Please see the section of this proxy statement titled “The Merger Agreement — No-Shop; Board Recommendation Change”;

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the provision of the merger agreement allowing the Company to terminate the merger agreement prior to obtaining the vote of the Company’s stockholders approving the adoption of the merger agreement in order to concurrently enter into an alternative acquisition agreement, subject to Parent’s right to receive payment of a termination fee equal to $12,900,000 (representing approximately 4.0% of the Company’s equity value, based on the aggregate merger consideration), which amount the Board believes to be reasonable under the circumstances given the size of the transaction and taking into account the range of such termination fees in similar transactions and believes not to preclude or substantially impede a possible competing proposal. Please see the sections of this proxy statement titled “The Merger Agreement — No-Shop; Board Recommendation Change — Termination Fees and Expenses”; and

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the provision of the merger agreement allowing the Board to make a change of recommendation with respect to the merger, prior to obtaining the vote of the Company’s stockholders approving the adoption of the merger agreement, in specified circumstances relating to a superior proposal or intervening event, subject to Parent’s right to terminate the merger agreement and receive payment of the termination fee discussed above equal to $12,900,000. Please see the sections of this proxy statement titled “The Merger Agreement — No-Shop; Board Recommendation Change — Termination Fees and Expenses.”

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Opportunity for the Company Stockholders to Vote.   The Board also considered the fact that the merger would be subject to the approval of the Company’s stockholders, and the Company’s stockholders would be free to evaluate the merger and vote for or against the adoption of the merger agreement at the special meeting.

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Opportunity for Appraisal of Shares.   The Board also considered the fact that the Company’s stockholders who do not vote in favor of the adoption of the merger and are entitled to demand and validly demand appraisal of the fair value of their shares will have the right to such appraisal under Delaware law. Please see the section of this proxy statement titled “Appraisal Rights.”

In the course of reaching its recommendation, the Board also considered certain risks and potentially adverse factors relating to the merger agreement and the merger, including:
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the risks related to the announcement and pendency of the merger, including the potential impact on the Company’s employees and its relationships with existing and prospective customers, vendors and business partners;

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the need to make antitrust filings, and obtain antitrust clearance, in the United States;

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that the Company stockholders will have no ongoing equity participation in the Company following the merger, and that such stockholders will therefore cease to participate in the Company’s future earnings or growth, if any, or to benefit from increases, if any, in the value of the Company common stock following the merger;

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the provisions of the merger agreement that restrict the Company’s ability to solicit or participate in discussions or negotiations regarding alternative acquisition proposals, subject to certain exceptions, and that restrict the Company from entering into alternative acquisition agreements;

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the possibility that the merger is not completed in a timely manner or at all for any reason, as well as the risks and costs to the Company if the merger is not completed or if there is uncertainty about the likelihood, timing or effects of completion of the merger, including uncertainty about the effect of the merger on the Company’s employees, existing and prospective customers, suppliers, partners and other third parties, which could impair the Company’s ability to attract, retain and motivate key personnel and could cause third parties to seek to terminate, change or not enter into business relationships with the Company, as well as the risk of diverting management and employee attention from ongoing business operations as a result of the merger, and the effect on the trading price of the Company common stock if the merger agreement is terminated or the merger is not completed for any reason;
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the merger agreement’s customary restrictions on the conduct of the Company’s business before completion of the merger, generally requiring the Company to use commercially reasonable efforts to conduct its business in the ordinary course of business and prohibiting the Company from taking specified actions, which could delay or prevent the Company from undertaking certain business opportunities that arise pending completion of the merger. Please see the section of this proxy statement titled “The Merger Agreement — Covenants Regarding Conduct of Business by the Company Pending the Effective Time”;

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the possibility that the Company could be required under the terms of the merger agreement to pay a termination fee equal to $12,900,000 under certain circumstances (see the section of this proxy statement titled “The Merger Agreement — Termination Fees and Expenses”), and that such termination fee could discourage other potential bidders from making a competing bid to acquire the Company;

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the potential risk of losing the opportunity to enter into the merger agreement with Parent in the event the Company continued trying to obtain any additional offers at higher prices;

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the significant costs involved in connection with entering into the merger agreement and completing the merger (some of which are payable whether or not the merger is consummated), including in connection with any litigation that may result from the announcement or pendency of the merger;

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that the receipt of cash by the Company stockholders in exchange for their shares of common stock pursuant to the merger will be a taxable transaction to the Company’s stockholders for U.S. federal income tax purposes. Please see the section of this proxy statement titled “The Merger — Material U.S. Federal Income Tax Considerations”; and

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that some of the Company’s directors and executive officers have interests that may be different from, or in addition to, the interests of the Company stockholders generally. Please see the section of this proxy statement titled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger.”

The foregoing discussion of the information and factors considered by the Board includes the material factors considered by the Board but is not intended to be exhaustive and does not necessarily include all of the factors considered by the Board. In view of the complexity and variety of factors considered in connection with its evaluation of the merger agreement and the merger, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. Rather, in considering the information and factors described above, individual members of the Board each applied his or her own business judgment to the process and may have given different weights to different factors. The above factors are not presented in any order of priority. The explanation of the factors and reasoning set forth above contain forward-looking statements that should be read in conjunction with the section of this proxy statement titled “Cautionary Statement Regarding Forward-Looking Statements.”
Opinion of Leaf Group’s Financial Advisor
Canaccord Genuity is acting as financial advisor to the Company in connection with the merger. At a meeting of the Board held on April 3, 2021 to evaluate the proposed merger, Canaccord Genuity delivered to the Board an oral opinion, which was confirmed by delivery of a written opinion, dated April 3, 2021, to the effect that, as of that date and based upon and subject to certain assumptions, factors and qualifications set forth in the written opinion, the consideration of $8.50 per share in cash to be received by holders of shares of Company common stock (other than Parent and Merger Sub and their respective affiliates) pursuant to the merger agreement was fair, from a financial point of view, to such holders.

The full text of Canaccord Genuity’s written opinion is attached to this proxy statement as Annex B and is incorporated into this proxy statement by reference. The description of Canaccord Genuity’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The Company’s stockholders are encouraged to read Canaccord Genuity’s opinion carefully and in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Canaccord Genuity in connection with its opinion. Canaccord Genuity’s opinion was addressed to the Board, was only one of many factors considered by the Board in its evaluation of the merger, and is limited to and addresses only the fairness, from a financial point of view and as of the date of the opinion, to the holders of shares of Company common stock (other than Parent and Merger Sub and their respective affiliates) of the $8.50 per share to be received by such holders pursuant to the merger agreement. Canaccord Genuity’s opinion was directed to and for the information of the Board only (in its capacity as such) in connection with its evaluation of the merger and did not constitute advice or a recommendation to the Board as to how the Board should vote with respect to the merger agreement and does not constitute advice or a recommendation to any stockholder of the Company as to whether such stockholder should vote in favor of the merger proposal, or how such person should otherwise act with respect to the merger or any other matter. Canaccord Genuity’s opinion was rendered on the basis of securities, economic, market and monetary conditions prevailing as of April 3, 2021, the date of its opinion, and on the prospects, financial and otherwise, of the Company known to Canaccord Genuity as of such date. Subsequent developments may affect the conclusions expressed in Canaccord Genuity’s opinion if such opinion were rendered as of a later date. Canaccord Genuity assumes no responsibility for updating, revising or reaffirming its opinion based on circumstances or events occurring after the date of the opinion.
In connection with Canaccord Genuity’s review of the merger and developing its opinion, Canaccord Genuity, among other things:
(i)   reviewed certain publicly available business and financial information relating to the Company;
(ii)   analyzed certain internal financial statements and other business and financial information, including certain historical and projected financial and operating data concerning the Company provided to Canaccord Genuity by senior management of the Company;
(iii)   conducted discussions with members of senior management of the Company regarding past and current operations and financial condition and the prospects of the Company;
(iv)   compared the projected results of operations of the Company with those of certain publicly traded companies Canaccord Genuity deemed to be relevant and comparable to the Company;
(v)   compared the financial terms of the merger with the financial terms of certain other acquisitions Canaccord Genuity deemed to be relevant and comparable to the merger;
(vi)   reviewed the terms of the merger agreement furnished to Canaccord Genuity by the Company; and
(vii)   reviewed such other financial studies and analyses, performed such other investigations, and took into account such other matters as Canaccord Genuity deemed necessary, including an assessment of general economic, market and monetary conditions.
In connection with Canaccord Genuity’s review and arriving at its opinion, Canaccord Genuity did not independently verify any of the foregoing information, relied on such information, assumed that all such information is complete and accurate in all material respects, and relied on assurances of the management of the Company that it is not aware of any facts that would make such information misleading. With respect to the internal financial forecasts and other forward-looking financial information provided to Canaccord Genuity by senior management of the Company, Canaccord Genuity assumed, with the Company’s consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management. Canaccord Genuity also assumed that the merger will be consummated upon the terms set forth in the merger agreement, without waiver, modification or amendment of any material term, condition or agreement therein which would be in any way meaningful to its analysis. Canaccord Genuity also assumed that, in the course of obtaining necessary regulatory and third party approvals and consents for the merger, no modification, delay, limitation, restriction or conditions will be imposed that will have an adverse effect on the Company, Parent or the contemplated benefits of the merger in any way meaningful to its analysis.
Canaccord Genuity’s opinion is limited to the fairness, from a financial point of view, to the holders of Company common stock (other than Parent and Merger Sub and their respective affiliates) of the merger consideration, and it expresses no opinion as to the fairness of the merger to the holders of any other class of securities, creditors or other constituencies of the Company. Canaccord Genuity’s opinion does not address the relative merits of the merger as compared to other business strategies or transactions that might be available to the Company, nor does it address the underlying business decision of the Company to proceed with the merger or any view on any other term or aspect of the merger agreement. Canaccord Genuity also notes that it is not a legal, accounting, regulatory or tax expert and that it relied on the assessments made by the Company and its advisors with respect to such matters. Canaccord Genuity did not consider, and it expressed no opinion as to, the fairness of the amount or nature of the compensation to be paid to any of the Company’s officers, directors or employees, or class of such persons, relative to the merger consideration to be paid to the stockholders of the Company in the merger.
Canaccord Genuity was not requested to conduct and did not conduct, nor did Canaccord Genuity rely upon, any independent valuation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance sheet or otherwise) of the Company. Canaccord Genuity also did not evaluate and did not express any opinion as to the solvency of any party to the merger agreement, or the ability of the Company to pay its obligations when they become due, or as to the impact of the merger on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters.
Summary of Financial Analyses
The following is a summary of the material financial analyses performed by Canaccord Genuity in connection with rendering its opinion dated April 3, 2021 described above. The following summary, however, does not purport to be a complete description of the factors considered or financial analyses performed by Canaccord Genuity, nor does the order of analyses described represent relative importance or weight given to those analyses by Canaccord Genuity. Some of these summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Canaccord Genuity’s financial analyses.
Selected Public Companies Analysis. Canaccord Genuity reviewed certain publicly available financial information for selected public companies in the digital media and e-commerce industries that, based on its experience and professional judgment, share similar financial, business or operating characteristics to the Company. No company utilized in the selected public companies analysis is directly comparable to the Company and certain of these companies may have financial, business or operating characteristics that are materially different from those of the Company. However, the companies were selected, among other reasons, because they are publicly-traded companies with businesses that, for purposes of Canaccord Genuity’s analysis, may be considered similar to that of the Company based on industry sector and financial profile.
Using publicly available information obtained from filings with the SEC, the Capital IQ database, and other public sources, Canaccord Genuity calculated for each selected public company the following multiples:
(i)   enterprise value (calculated as the market value of common equity determined using the treasury stock method, plus the book value of debt, less cash), as a multiple of calendar year 2020 revenue;
(ii)   enterprise value as a multiple of calendar year 2021 estimated revenue;
(iii)   enterprise value as a multiple of calendar year 2022 estimated revenue;
(iv)   enterprise value as a multiple of calendar year 2020 earnings before interest, taxes, depreciation and amortization and stock-based compensation (referred to as “Adjusted EBITDA”);
(v)   enterprise value as a multiple of calendar year 2021 estimated Adjusted EBITDA; and

(vi)   enterprise value as a multiple of calendar year 2022 estimated Adjusted EBITDA.
The selected public companies and their applicable multiples, as well as the corresponding multiples for the Company based on the closing price of Company common stock on April 1, 2021 and information provided by the Company management, were as follows:
Selected Companies	EV / CY2020A Revenue	EV / CY2021E Revenue	EV / CY2022E Revenue	EV / CY2020A Adjusted EBITDA	EV / CY2021E Adjusted EBITDA	EV / CY2022E Adjusted EBITDA
J2 Global, Inc.	4.5x	4.1x	3.8x	10.9x	10.2x	9.5x
Qurate Retail, Inc.	0.9x	0.9x	0.9x	5.6x	5.9x	5.8x
1-800-FLOWERS.COM, Inc.	0.9x	0.8x	0.8x	8.3x	8.4x	8.4x
Redbubble Limited	2.2x	2.2x	1.9x	22.2x	18.8x	15.9x
Perion Network Ltd.	1.6x	1.4x	1.3x	16.5x	14.4x	12.6x
Claranova SE	1.1x	0.9x	0.8x	19.1x	12.7x	10.1x
Turtle Beach Corporation	1.1x	1.1x	1.0x	6.4x	8.8x	7.4x
Digital Media Solutions, Inc.	1.7x	1.4x	1.1x	10.4x	8.0x	6.4x
Blue Apron Holdings, Inc.	0.3x	0.3x	0.3x	NM(1)	45.7x	8.6x
The Company: (2)
Stock Price as of April 1, 2020 ($7.03)	1.0x	0.9x	0.7x	NM(1)	NM(1)	15.2x
Merger Consideration ($8.50)	1.3x	1.1x	0.9x	NM(1)	NM(1)	19.1x

(1)
“NM” denotes Adjusted EBITDA multiples that are negative or greater than 50x.

(2)
For the Company, Adjusted EBITDA reflects net loss (income) excluding interest expense, income tax expense, depreciation and amortization, stock-based compensation, non-recurring expenses, activist-related expenses and strategic review expenses as provided by Company management (“Adjusted EBITDA (Excluding Non-Recurring Expenses)”).

Based on this analysis for the selected public companies, Canaccord Genuity selected the following representative multiple ranges based upon the first and third quartile data points and the application of its experience and professional judgment:
	Low	High
EV / CY2020A Revenue	0.9x	1.7x
EV / CY2021E Revenue	0.9x	1.4x
EV / CY2022E Revenue	0.8x	1.3x
EV / CY2020A Adjusted EBITDA	7.8x	17.1x
EV / CY2021E Adjusted EBITDA	8.4x	14.4x
EV / CY2022E Adjusted EBITDA	7.4x	10.1x
Based on its analysis and other considerations that Canaccord Genuity deemed relevant in its experience and professional judgment, Canaccord Genuity used these reference ranges of multiples, the revenue of the Company, and the Adjusted EBITDA (Excluding Non-Recurring Expenses) of the Company to derive (i) a range of implied enterprise values for the Company of $186.3 to $419.4 million for revenue and $18.9 to $146.6 million for Adjusted EBITDA (Excluding Non-Recurring Expenses); and (ii) a range of implied equity values for the Company (using estimated cash and debt balances as of February 28, 2021, in each case as provided by Company management) of $231.7 to $464.8 million for revenue and $64.3 to $192.0 million for Adjusted EBITDA (Excluding Non-Recurring Expenses). Canaccord Genuity also derived a range of implied per share equity values for the Company (using the fully-diluted shares of Company common stock determined using the treasury stock method, as provided by Company management) which are summarized below, in each case compared to the merger consideration of $8.50 per share:
Implied Price Per Share
EV / 2020A Revenue	$6.10 – 10.68
EV / 2021E Revenue	$7.09 – 10.94
EV / 2022E Revenue	$7.93 – 12.24
EV / 2020A Adjusted EBITDA (Excluding Non-Recurring Expenses)	$1.83 – 2.59
EV / 2021E Adjusted EBITDA (Excluding Non-Recurring Expenses)	$1.69 – 2.05
EV / 2022E Adjusted EBITDA (Excluding Non-Recurring Expenses)	$4.03 – 5.06
Selected Precedent Transaction Analysis.   Canaccord Genuity reviewed certain publicly available financial information for selected transactions that, based on its experience and professional judgment, involved companies in the digital media and e-commerce industries that share similar business characteristics to the Company. No company utilized in the selected transactions analysis is directly comparable to the Company and certain of these companies may have financial, business or operating characteristics that are materially different from those of the Company. However, the transactions were selected, among other reasons, because they involved publicly-traded companies with businesses that, for purposes of Canaccord Genuity’s analysis, may be considered similar to that of the Company based on industry sector and financial profile. Each of these transactions was publicly announced on or after April 10, 2017.
Using publicly available information obtained from filings with the SEC, the Capital IQ database, and other public sources, Canaccord Genuity calculated for each selected transaction the following multiples: (i) enterprise value as a multiple of latest twelve months, or “LTM,” revenue; and (ii) enterprise value as a multiple of LTM Adjusted EBITDA. The selected transactions and their applicable multiples were as follows:
Announcement Date	Acquiror	Target	EV / LTM Revenue	EV / LTM Adjusted EBITDA
03/22/2021	Digital Turbine, Inc.	Fyber N.V.	2.9x	NM(2)
02/26/2021	Digital Turbine, Inc.	AdColony Holding AS	1.0x	47.6x
02/11/2021	Centre Lane Partners, LLC	Synacor, Inc.	1.1x	16.5x
11/19/2020	Experian plc	Tapad Inc.	5.1x	NA
09/29/2020	J2 Global, Inc.	RetailMeNot, Inc.	2.3x	NA
09/14/2020	Red Ventures, LLC	CNET Media Group	NA(1)	NA
08/27/2020	Delivery Hero SE	InstaShop Ltd	NA	NA
08/24/2020	Mohawk Group Holdings, Inc.	Truweo	1.2x	NA
02/18/2020	1-800-FLOWERS.COM, Inc.	PersonalizationMall.com, LLC	NA	NA
02/10/2020	Digital Turbine, Inc.	Mobile Posse, Inc.	1.1x	5.2x
12/20/2019	IAC/InterActiveCorp	Care.com, Inc.	2.4x	17.9x
06/10/2019	Apollo Global Management, LLC	Shutterfly, Inc.	1.3x	7.9x
03/21/2019	Spark Networks SE	Zoosk, Inc.	NA	NA
10/24/2018	Redbubble Limited	TP Apparel LLC / TP Apparel Europe Ltd (TeePublic)	1.6x	12.4x
08/28/2017	Harland Clarke Holdings Corp.	MaxPoint Interactive, Inc.	0.7x	NM
07/18/2017	Sizmek Inc.	Rocket Fuel Inc.	0.4x	18.3x
04/10/2017	Harland Clarke Holdings Corp.	RetailMeNot, Inc. Proposed Transaction:(3)	1.6x 1.3x	7.3x NM

(1)
”NA” denotes LTM revenue and LTM Adjusted EBITDA statistics not available.

(2)
”NM” denotes Adjusted EBITDA multiples that are negative or greater than 50x.

(3)
Calculated based on calendar year 2020 revenue and Adjusted EBITDA (Excluding Non-Recurring Expenses) as provided by management of the Company.

The first and third quartile data points for the precedent transactions were 1.1x to 2.3x for the multiples of implied enterprise value to LTM revenue and 7.8x to 18.0x for the multiples of implied enterprise value to LTM Adjusted EBITDA. Based on its analysis and other considerations that Canaccord Genuity deemed relevant in its experience and professional judgment, Canaccord Genuity used this reference range of multiples, the LTM revenue, and the LTM Adjusted EBITDA (Excluding Non-Recurring Expenses) of the Company (assumed for purposes of this analysis to be the LTM ended December 31, 2020 as provided by Company management) to derive (i) a range of implied enterprise values for the Company of $229.0 to $488.2 million based on LTM revenue and $24.0 to $55.4 million based on LTM Adjusted EBITDA (Excluding Non-Recurring Expenses); and (ii) a range of implied equity values for the Company (using estimated cash and debt balances as of February 28, 2021, in each case as provided by Company management) of $274.4 to $533.6 million based on LTM revenue and $69.3 to $100.8 million based on LTM Adjusted EBITDA (Excluding Non-Recurring Expenses). Canaccord Genuity also derived a range of implied per share equity values for the Company (using the fully-diluted shares of Company common stock determined using the treasury stock method as provided by Company management) of $7.23 to $14.06 based on LTM revenue and $1.83 to $2.66 based on LTM Adjusted EBITDA (Excluding Non-Recurring Expenses), in each case compared to the merger consideration of $8.50 per share.
Discounted Cash Flow Analysis.   Canaccord Genuity conducted a discounted cash flow analysis for the Company for the purpose of calculating a range of equity values per share of Company common stock. A discounted cash flow analysis is a method of evaluating an asset using estimates of the future unlevered free cash flows generated by the asset and taking into consideration the time value of money with respect to those future cash flows by calculating their net present value. For purposes of this analysis, Canaccord Genuity utilized the projections to determine the unlevered free cash flows of the Company for calendar years 2021 through 2025. See the section of this proxy statement captioned “Certain Financial Projections by the Management of Leaf Group” for further information regarding the financial projections provided to Canaccord Genuity by Company management. Unlevered free cash flows were calculated by taking operating income / (loss) after tax, adding back depreciation and amortization, adjusting for changes in working capital and subtracting capital expenditures in each case using information provided by Leaf Group.
Canaccord Genuity calculated the net present value of the unlevered free cash flows for the Company for calendar years 2021 through 2025 and calculated terminal values in the year 2025 based on a terminal perpetual growth rate ranging from 2.0% to 3.5%. Canaccord Genuity selected these terminal perpetual growth rates based on the application of its experience and professional judgment. These values were discounted to net present values at a discount rate ranging from 12.5% to 14.0%, which range of discount rates was selected, upon the application of Canaccord Genuity’s experience and professional judgment, to reflect the Company’s estimated range of weighted average cost of capital. Based on this analysis, Canaccord Genuity derived a range of implied enterprise values for the Company of $196.4 to $276.3 million and a range of implied equity values for the Company of $241.8 to $321.7 million. Canaccord Genuity also derived a range of implied per share equity values for the Company (using the fully-diluted shares of Company common stock determined using the treasury stock method as provided by Company management) of $6.37 to $8.47, compared to the merger consideration of $8.50 per share.
Other Information
Canaccord Genuity observed certain additional factors that were not considered part of its financial analyses for purposes of its opinion but were noted to the Board for reference purposes only, including the following:
•
Historical trading prices of shares of Company common stock during the 52-week period ended April 1, 2021, which reflected low to high prices of the shares during such period of $1.03 per share on April 24, 2020 to $8.85 per share on March 24, 2021.

•
The consideration of $8.50 per share of Company common stock represented a premium of:

•
21% to the closing price of $7.03 per share on April 1, 2021;

•
20% to the volume weighted average trading price (referred to as “VWAP”) per share of $7.07 for the 30 trading days ended on April 1, 2021;

•
27% to the VWAP per share of $6.69 for the 60 trading days ended on April 1, 2021;

•
35% to the VWAP per share of $6.30 for the 90 trading days ended on April 1, 2021;

•
36% to the VWAP per share of $6.26 for the six months ended on April 1, 2021; and

•
59% to the VWAP per share of $5.33 for the twelve months ended on April 1, 2021.

•
Premiums paid in 105 selected transactions with U.S. targets since 2018 with transaction values between $150 million and $500 million, for which premium data was available. The premiums in this analysis were calculated by comparing the per share acquisition price in each transaction to the closing price of the target company’s common stock for the date one day prior to announcement and the VWAP per share of the target’s common stock for the 30, 60 and 90 trading days prior to announcement. This data is set forth below as compared to the implied premium to Company common stock based on the merger consideration of $8.50 per share:

	Premiums to Target Stock Price
	1-Day Prior	30-Day VWAP	60-Day VWAP	90-Day VWAP
Third Quartile	44.4%	49.4%	48.9%	50.7%
Median	27.9%	30.0%	30.6%	32.0%
Mean	37.9%	40.5%	41.2%	41.6%
First Quartile	13.8%	14.9%	15.1%	14.3%
Company Stock Price(1)	$7.03	$7.07	$6.69	$6.30
Implied Merger Consideration Premium	20.9%	20.2%	27.1%	34.9%

(1)
Stock price and volume weighted average trading prices as of April 1, 2021.

General
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Canaccord Genuity’s opinion. In arriving at its fairness determination, Canaccord Genuity considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Canaccord Genuity made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses, taken as a whole. No company or transaction used in the above analyses as a comparison is directly comparable to the Company or the merger. The reasons for and the circumstances surrounding each of the selected companies and transactions analyzed were diverse and there are inherent differences in the business, operations, financial condition and prospects of the Company and the companies included in those analyses.
Canaccord Genuity prepared these analyses for purposes of providing its opinion to the Board as to the fairness, from a financial point of view and as of the date of the opinion, of the consideration of $8.50 per share in cash to be received by holders of shares of Company common stock (other than Parent and Merger Sub and their respective affiliates) pursuant to the merger agreement. These analyses do not purport to be appraisals, nor do they necessarily reflect the prices at which businesses or securities actually may be sold.
The merger consideration was determined through negotiations between the Company and Parent and was approved by the Board. Canaccord Genuity did not provide advice to the Board during these negotiations and did not recommend any specific amount of consideration to the Company or the Board or that any specific amount of consideration constituted the only appropriate consideration for the merger.
As described above, Canaccord Genuity’s opinion to the Board was one of many factors taken into consideration by the Board in making its determination to approve the merger agreement. The foregoing summary does not purport to be a complete description of the factors considered or financial analyses performed by Canaccord Genuity in connection with its opinion and is qualified in its entirety by reference to the full text of the written opinion of Canaccord Genuity attached to this proxy statement as Annex B. The issuance of Canaccord Genuity’s opinion was approved by a fairness committee of Canaccord Genuity.
Canaccord Genuity, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of business, Canaccord Genuity and its affiliates may acquire, hold or sell, for its and its affiliates’ own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company, Parent or their respective affiliates.
During the two years preceding the date of its opinion, Canaccord Genuity had not received any compensation from Parent or the Company, except that in December 2020, Canaccord Genuity acted as lead underwriter for the Company for a common stock offering for which Canaccord Genuity received compensation of approximately $1.3 million from the Company. Canaccord Genuity may provide investment banking and other services to or with respect to the Company, Parent or their respective affiliates in the future, for which Canaccord Genuity may receive compensation.
Canaccord Genuity acted as financial advisor to the Company in connection with the merger, and was selected as the Company’s financial advisor because of its familiarity with the Company and because it is a nationally recognized investment banking firm that has substantial experience in transactions similar to the merger. Pursuant to a letter agreement, dated as of March 12, 2021, the Company engaged Canaccord Genuity to act as its financial advisor in connection with the merger and the delivery of a fairness opinion as described above. Pursuant to the terms of such letter agreement, the Company agreed to pay Canaccord Genuity a fee of $650,000 for its services, payable upon delivery by Canaccord Genuity of its opinion and regardless of whether the merger was ultimately approved by the Board or is ultimately consummated. In addition, the Company has agreed to reimburse Canaccord Genuity for certain expenses and to indemnify Canaccord Genuity and related persons for liabilities relating to or arising out of its engagement.
Moorgate Securities LLC
The Company also engaged Moorgate as a financial advisor in connection with the strategic process leading to the entry into the merger agreement. The Company engaged Moorgate because of its longstanding relationship with the Company and because Moorgate also has substantial knowledge of and familiarity with the Company’s business and operations, competitors and the industries in which the Company operates. Moorgate was not asked to, and did not, render to the Company or the Board any fairness opinion in connection with the merger. As compensation for its services in connection with a proposed transaction, the Company has agreed to pay Moorgate a cash fee equal to $5,579,070 contingent upon the consummation of the merger. In addition, the Company has agreed to reimburse Moorgate for certain out-of-pocket expenses and to indemnify Moorgate against certain liabilities arising out of its engagement. During the past two years Moorgate has received compensation of approximately $870,000 from the Company for investment banking and other services to or with respect to the Company. Moorgate has not in the past two years provided investment banking or financial advisory services to Parent or any of its affiliates or portfolio companies for which it has received compensation.
Certain Financial Projections by the Management of Leaf Group
Leaf Group does not, as a matter of course, make public projections as to future performance or earnings beyond the current fiscal year and generally does not make public projections for extended periods due to, among other things, the inherent difficulty of predicting financial performance for future periods and the likelihood that the underlying assumptions and estimates may not be realized. In connection with the evaluation of potential strategic alternatives by the Board, however, our management prepared certain prospective financial information for Leaf Group. The projections were not prepared with a view toward public disclosure and, accordingly, do not necessarily comply with published guidelines of the SEC or established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information or generally accepted accounting principles (referred to as “GAAP”). Our independent registered public accounting firm has not compiled, examined, audited or performed any procedures with respect to the projections, and has not expressed any opinion or any other form of assurance regarding this information or its achievability.
The table below under “Summary of Management Projections” presents a summary of the projections for Leaf Group for the period from calendar year 2021 through fiscal year 2025 as prepared by our management to assist the Board in evaluating potential strategic alternatives. The projections were provided to, and confirmed for use by, the Board on February 7, 2021. The projections were also provided to Canaccord Genuity, the Company’s financial advisor, and Leaf Group’s management directed Canaccord Genuity to use and rely upon the projections in connection with their financial analysis and opinion to the Board as described above in the section entitled “— Opinion of the Company’s Financial Advisor.” In addition, at the direction of management, Canaccord Genuity calculated, from the projections, unlevered free cash flow for Leaf Group as set forth below in the table under “Summary of Management Projections.” The projections for revenues and for Adjusted EBITDA (Excl. Non-Recurring Expenses), as defined in the table below, for the period from calendar year 2021 through fiscal year 2025 were also provided to Parent for the purposes of considering and evaluating the merger.
The projections summarized below are included solely to provide Leaf Group’s stockholders access to certain financial projections that were made available to the Board, Canaccord Genuity and Parent in connection with the merger, and are not included in this proxy statement to influence a Leaf Group stockholder’s decision whether to vote for the adoption of the merger agreement or for any other purpose. The projections were prepared solely for internal use and in connection with Leaf Group’s financial advisor’s work and are subjective in many respects.
The projections summarized below, while presented with numerical specificity, were based on numerous variables and assumptions that necessarily involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions, all of which are difficult or impossible to predict and many of which are beyond our control. The projections also reflect assumptions that are subject to change. The projections cover multiple years, and thus, by their nature, become subject to greater uncertainty with each successive year. Important factors that may affect actual results and the achievability of the projections include, but are not limited to, general economic conditions and disruptions in the financial, debt, capital, credit or securities markets, developing industry dynamics, acceptance of our products and services, competition, our ability to obtain financing, and those risks and uncertainties described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. See also the section entitled “Cautionary Statement Concerning Forward-Looking Statements” in this proxy statement.
In addition, the projections reflect assumptions that are subject to change and are susceptible to multiple interpretations and revision based on actual results, revised prospects for our business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated when the projections were prepared. In addition, the projections may be affected by our ability to achieve strategic goals, objectives and targets over the applicable period. Accordingly, actual results will differ, and may differ materially, from those contained in the projections. In addition, the projections do not take into account any circumstances, transactions or events occurring after the date on which the projections were prepared and do not give effect to any changes or expenses as a result of the merger or any effects of the merger. There can be no assurance that the financial results in the projections will be realized, or that future actual financial results will not materially vary from those estimated in the projections.
Leaf Group uses financial information that has not been prepared in accordance with GAAP, including Adjusted EBITDA, as defined in the table below, and Unlevered Free Cash Flow, as defined in the table below. We use non-GAAP financial measures in analyzing our financial results and believe that they enhance investors’ understanding of our financial performance and the comparability of our results to prior periods, as well as against the performance of other companies. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Leaf Group’s calculation of non-GAAP financial measures may differ from others in its industry and Adjusted EBITDA and Unlevered Free Cash Flow may not necessarily be comparable with similarly titled measures used by other companies.

Summary of Management Projections
The projections reflect management’s long-term projections for fiscal years 2021 through 2025. The projections were based upon certain financial, operating and commercial assumptions developed solely using the information available to Leaf Group’s management at the time the projections were prepared by Leaf Group’s management.
($ in millions)	2021E	2022E	2023E	2024E	2025E
Revenue	$255.6	$315.9	$381.8	$458.8	$550.3
Adjusted EBITDA(1)	0.1	14.5	28.2	45.2	65.4
Adjusted EBITDA (Excl. Non-Recurring Expenses)(2)	2.3	14.5	28.2	45.2	65.4
Operating Income / (Loss)	(18.7)	(4.5)	8.9	25.6	45.4
Less: Taxes	0.0	0.0	0.0	0.0	0.0
Operating Income / (Loss) After Tax	(18.7)	(4.5)	8.9	25.6	45.4
Plus: D&A	9.5	9.5	9.5	9.7	9.9
Less: Change in NWC	(0.3)	(0.4)	(0.4)	(0.4)	(0.4)
Less: Capital Expenditures	(8.3)	(9.4)	(11.2)	(13.5)	(16.2)
Unlevered Free Cash Flow(3)	(17.8)	(4.8)	6.8	21.4	38.8

(1)
Adjusted EBITDA reflects net loss (income) excluding interest expense, income tax expense, and certain other non-cash or non-recurring items impacting net loss from time to time, principally comprised of depreciation and amortization, stock-based compensation, contingent payments to certain key employees/equity holders of acquired businesses and other payments attributable to acquisition, disposition or corporate realignment activities.

(2)
Excludes non-recurring expenses, activist-related expenses and strategic review expenses for fiscal year 2021 in the amount of $2.2 million per Leaf Group’s management.

(3)
Canaccord Genuity calculated unlevered free cash flow by taking operating income / (loss) after tax, adding back depreciation and amortization, adjusting for changes in working capital and subtracting capital expenditures in each case using information provided by Leaf Group.

The inclusion of selected elements of the projections in the tables and accompanying narrative above should not be regarded as an indication that Leaf Group or any of its affiliates, officers, directors, advisors or other representatives consider the projections to be predictive of actual future events, and this information should not be relied upon as such. None of Leaf Group or its affiliates, officers, directors, advisors or other representatives gives any Leaf Group stockholder or any other person any assurance that actual results will not differ materially from the projections and, except as otherwise required by law, Leaf Group or its affiliates, officers, directors, advisors or other representatives undertake no obligation to update or otherwise revise or reconcile the projections to reflect circumstances existing after the date on which the projections were prepared or to reflect the occurrence of future events, even in the event that any or all of the assumptions and estimates underlying the projections are shown to be in error or to not be appropriate, or to reflect changes in general economic or industry conditions, and the projections have not been so updated, revised or reconciled. We have made no representation to Parent or Merger Sub concerning the projections, in the merger agreement or otherwise. We make no representation that the projections are current or that circumstances or assumptions underlying the projections have not changed since the date on which the projections were prepared. By including the projections in this proxy statement, neither Leaf Group nor any of its affiliates, advisors, officers, directors or representatives has made or makes any representation to any security holder regarding the information included in the projections or the ultimate performance of Leaf Group, Parent, the surviving corporation following the merger or any of their affiliates compared to the information contained in the projections. Furthermore, the projections do not take into account the effect of any failure of the merger to be consummated and should not be viewed as accurate or continuing in that context. The information set forth in the projections is not fact and should not be relied upon as being necessarily indicative of actual future results. Neither Leaf Group nor any of its affiliates assumes any responsibility to holders of Leaf Group common stock for the accuracy of this information.

In light of the foregoing factors and the uncertainties inherent in the forecast, Leaf Group stockholders are cautioned not to place undue reliance on such financial projections.
Certain Effects of the Merger
If the merger proposal is approved and the other conditions to the closing of the merger are either satisfied or waived, the merger subsidiary will be merged with and into the Company upon the terms set forth in the merger agreement. As the surviving corporation in the merger, the Company will continue to exist following the merger as a wholly owned subsidiary of Parent.
Following the merger, all of the common stock will be beneficially owned by Parent and none of the Company’s current stockholders will, by virtue of the merger, have any direct ownership interest in, or be a stockholder of, the Company, the surviving corporation or Parent. As a result, the Company’s current stockholders will no longer have the potential to benefit from any increase in the value, nor will they bear the risk of any decrease in the value, of common stock. Following the merger, Parent will have the potential to benefit from any increase in the Company’s value and also will bear the risk of any decrease in the Company’s value.
At the effective time of the merger, and without any action by any stockholder, each share of common stock that is outstanding immediately prior to the effective time of the merger (other than shares held by the Company as treasury stock, owned by Parent or the merger subsidiary or as to which the holders thereof have properly and validly exercised their statutory rights of appraisal in accordance with Section 262 of the DGCL) will be entitled to receive the merger consideration. Please see the section of this proxy statement titled “The Merger Agreement — Consideration to be Received in the Merger.”
At the effective time of the merger, by virtue of the merger and without any action on the part of the holders, (i) each Leaf Group Option issued under the Incentive Plan will be cancelled and, in consideration thereof, the holder of such Leaf Group Option will receive the Leaf Group Option Consideration and (ii) each outstanding Leaf Group RSU issued under the Incentive Plan will be cancelled and, in consideration thereof, the holder of such Leaf Group RSU will receive the Leaf Group RSU Consideration. Notwithstanding the foregoing, each outstanding Leaf Group RSU that is not vested immediately prior to the effective time of the merger (or would not become vested by the terms thereof as a result of the merger) will, as of the effective time of the merger, be cancelled and, in consideration thereof, the holder of such unvested Leaf Group RSU will receive the Leaf Group RSU Consideration, subject to and conditioned on the same terms and conditions (including any terms and conditions relating to vesting and acceleration thereof) as applicable to such unvested awards to which such Leaf Group RSU Consideration relates.
Prior to the execution of the merger agreement, all Leaf Group Options held by Company employees were vested according to their terms. Thus, the merger has no effect on the vesting of any outstanding Leaf Group Options held by employees. Leaf Group Options held by the Company’s non-employee directors that are not otherwise vested prior to the effective time of the merger will become automatically vested as of the effective time of the merger, pursuant to their terms. In addition, and for the avoidance of doubt, any Leaf Group Option with an exercise price equal to or greater than the merger consideration will be cancelled for no consideration.
The common stock is currently registered under the Exchange Act and trades on the NYSE under the ticker symbol “LEAF.” Following the consummation of the merger, shares of common stock will be delisted from the NYSE. In addition, the registration of shares of common stock under the Exchange Act will be terminated and the Company will no longer be required to file periodic and other reports with the SEC with respect to the common stock. Termination of registration of the common stock under the Exchange Act will reduce the information required to be furnished by the Company to the Company’s stockholders and the SEC, and will make provisions of the Exchange Act, such as the requirement to file annual and quarterly reports pursuant to Section 13(a) or 15(d) of the Exchange Act, the short-swing trading provisions of Section 16(b) of the Exchange Act and the requirement to furnish a proxy statement in connection with stockholders’ meetings pursuant to Section 14(a) of the Exchange Act, no longer applicable to the Company.
Effects on the Company if the Merger Is Not Completed
If the merger proposal is not approved by the Company’s stockholders, or if the merger is not completed for any other reason, the Company’s stockholders will not receive any payment for their shares of common stock in connection with the merger. Instead, the Company will remain an independent public company, the common stock will continue to be listed and traded on the NYSE, the common stock will continue to be registered under the Exchange Act and the Company’s stockholders will continue to own their shares of the common stock and will continue to be subject to the same general risks and opportunities as they currently are with respect to ownership of common stock. Under certain circumstances, if the merger agreement is terminated, the Company may be obligated to pay to Parent a termination fee. Please see the section of this proxy statement titled “The Merger Agreement — Termination Fee.”
If the merger is not completed, there is no assurance as to the effect of these risks and opportunities on the future value of your shares of common stock, including the risk that the market price of common stock may decline to the extent that the current market price of the Company’s stock reflects a market assumption that the merger will be completed. If the merger is not completed, there is no assurance that any other transaction acceptable to the Company will be offered or that the business, operations, financial condition, earnings or prospects of the Company will not be adversely affected. Pursuant to the merger agreement, under certain circumstances including payment of a termination fee to Parent, the Company is permitted to terminate the merger agreement in order to enter into an alternative transaction. Please see the section of this proxy statement titled “The Merger Agreement — Termination.”
Financing of the Merger
Parent will fund the merger consideration with its existing cash and available lines of credit without the need for external financing in connection with the merger. As of December 31, 2020, Parent had cash, cash equivalents, and investments in marketable securities of approximately $1.0 billion. The obligation of Parent and the merger subsidiary to consummate the merger is not subject to any financing condition.
Interests of the Company’s Directors and Executive Officers in the Merger
Details of the beneficial ownership of common stock by the Company’s directors and executive officers are set out in the section of this proxy statement titled “Security Ownership of Certain Beneficial Owners and Management.” In addition to their interests in the merger as stockholders, the Company’s directors and executive officers have interests in the merger that may be different from, or in addition to, the interests of the Company’s stockholders generally. In considering the proposals to be voted on at the special meeting, you should be aware of these interests. The members of the Board were aware of and considered these interests in making the determination to approve the merger agreement and deem the merger agreement, the merger and the other transactions contemplated by the merger agreement to be advisable, fair to and in the best interests of the Company and its stockholders, and in recommending that the holders of common stock vote for the adoption of the merger agreement. These interests include:
•
the Company’s directors and executive officers hold Leaf Group RSUs and Leaf Group Options that will be afforded the treatment described below in “— Treatment of Equity and Equity-Based Awards”;

•
the Company’s executive officers are party to executive agreements with the Company that provide for severance in the case of a qualifying termination of employment within 12 months following a change in control, which will include completion of the merger;

•
the Company’s executive officers, other than Sean Moriarty, are entitled to a bonus pursuant to the Company’s Retention Program (as defined below); and

•
the Company’s directors and executive officers are entitled to continued indemnification and insurance coverage following the merger under the merger agreement. Please see the section below titled “— Director and Officer Indemnification” and the section of this proxy statement titled “— The Merger Agreement — Indemnification of Directors and Officers and Insurance.”

Certain Assumptions
Except as otherwise specifically noted, for purposes of quantifying the potential payments and benefits described in this section, the following assumptions were used:
•
the relevant price per share of the common stock is $8.50;

•
each executive officer’s employment is terminated by the Company without “cause” or by the executive officer for “good reason” (as such terms are defined in such officer’s employment agreement), in each case, immediately following the effective time of the merger;

•
each executive officer holds the outstanding equity awards that were held by each executive officer as of April 16, 2021, the latest practicable date before the filing of this proxy statement; and

•
the amounts set forth in the tables below regarding executive officer compensation are based on compensation levels as of April 1, 2021.

The Company’s executive officers for purposes of the discussion below are: Sean Moriarty, Chief Executive Officer; Brian Gephart, Chief Financial Officer; Brian Pike, Chief Operating Officer; and Adam Wergeles, Executive Vice President and General Counsel.
Treatment of Equity and Equity-Based Awards
For additional information regarding beneficial ownership of common stock by each of the Company’s directors and executive officers and beneficial ownership of common stock by all of such directors and executive officers as a group, please see the section of this proxy statement titled “Security Ownership of Certain Beneficial Owners and Management.” Each of the Company’s directors and executive officers will be entitled to receive, for each share of common stock he or she holds as of immediately prior to the effective time of the merger, the same merger consideration in cash in the same manner as other holders of common stock.
At the effective time of the merger, by virtue of the merger and without any action on the part of the holders, (i) each Leaf Group Option issued under the Incentive Plan will be cancelled and, in consideration thereof, the holder of such Leaf Group Option will receive the Leaf Group Option Consideration, (ii) each outstanding Leaf Group RSU issued under the Incentive Plan that is vested immediately prior to the effective time of the merger (or would become vested by the terms thereof as a result of the merger) will be cancelled and, in consideration thereof, the holder of such Leaf Group RSU will receive the Leaf Group RSU Consideration, and (iii) each outstanding Leaf Group RSU that is not vested immediately prior to the effective time of the merger (and would not become vested by the terms thereof as a result of the merger) will, as of the effective time of the merger, be cancelled and, in consideration thereof, the holder of such unvested Leaf Group RSU will receive the Leaf Group RSU Consideration, subject to and conditioned on the same terms and conditions (including any terms and conditions relating to vesting and acceleration thereof) as applicable to such unvested awards to which such Leaf Group RSU Consideration relates.
Prior to the execution of the merger agreement, all Leaf Group Options held by Company employees were vested according to their terms. Thus, the merger has no effect on the vesting of any outstanding Leaf Group Options held by employees.
The terms of the Leaf Group Options and Leaf Group RSUs held by all non-employee members of the Board provide for their automatic vesting upon the consummation of a transaction such as the merger. As a result, all such Leaf Group Options and Leaf Group RSUs held by the non-employee members of the Board as of immediately prior to the effective time of the merger will be cancelled and converted into the right to receive an amount in cash equal to the Leaf Group Option Consideration or the Leaf Group RSU Consideration, as applicable.
In addition, and for the avoidance of doubt, any Leaf Group Option with an exercise price equal to or greater than the merger consideration will be cancelled for no consideration.
The tables below show the number of shares underlying outstanding unvested Leaf Group RSUs estimated to be held by the Company’s executive officers as of April 16, 2021, the latest practicable date before the filing of this proxy statement, and the consideration, in cash, they can expect to receive for the Leaf Group RSUs, assuming, for assumed Leaf Group RSUs, continued employment through both (1) the merger closing date and (2) the earliest of any remaining vesting dates or an earlier qualifying termination.

Cash Payments to Executive Officers and Directors in Respect of Leaf Group RSUs
Executive Officer	No. of Leaf Group RSUs	Consideration ($)(1)
Sean Moriarty	261,112	2,219,452
Brian Gephart	107,502	913,767
Brian Pike	95,668	813,178
Adam Wergeles	108,334	920,839
Deborah Benton	8,239	70,032
Beverly K. Carmichael	8,040	68,340
Suzanne Hopgood	25,000	212,500
Rob Krolik	18,750	159,375
Harold Logan	14,368	122,128
Jennifer Schulz	7,263	61,736

(1)
The value of Leaf Group RSUs shown in the table is based on the $8.50 per share merger consideration and the number of Leaf Group RSUs unvested as of April 16, 2021.

The tables below show the number of shares underlying outstanding Leaf Group Options estimated to be held by the Company’s executive officers as of April 16, 2021, the latest practicable date before the filing of this proxy statement, and the consideration, in cash, they can expect to receive for the Leaf Group Options, assuming continued employment through the merger closing date or an earlier qualifying termination.
Cash Payments to Executive Officers and Directors in Respect of Leaf Group Options
Executive Officer	No. of Leaf Group Options	Consideration ($)(1)
Sean Moriarty(2)	1,063,123	—
Brian Gephart	—	—
Brian Pike	205,000	572,250
Adam Wergeles	—	—
Deborah Benton	33,894	54,321
Beverly K. Carmichael	37,272	41,782
Suzanne Hopgood	—	—
Rob Krolik	11,063	27,658
Harold Logan	25,371	83,217
Jennifer Schulz	67,909	131,343

(1)
The value of Leaf Group Options shown in the table is based on the $8.50 per share merger consideration and the number of Leaf Group Options outstanding as of April 16, 2021, the latest practicable date before the filing of this proxy statement.

(2)
Sean Moriarty currently holds four outstanding option grants as follows, each with an exercise price that is in excess of the per share merger consideration: (i) an option to acquire 234,538 shares of common stock with an exercise price of $9.77, (ii) an option to acquire 460,325 shares of common stock with an exercise price of $9.77, (iii) an option to acquire 184,130 shares of common stock with an exercise price of $14.66 and (iv) an option to acquire 184,130 shares of common stock with an exercise price of $19.54. All of Mr. Moriarty’s options will be cancelled for no consideration in connection with the merger.

Severance Entitlements
Each of the Company’s executive officers is a party to an executive agreement effective prior to the execution of the merger agreement (each referred to as an “executive agreement”) that provides for certain severance payments to be payable in the event of a termination of the executive officer’s employment by the Company without “cause” (as defined below) or resignation by the executive officer for “good reason” (as defined below) (each referred to as a “qualifying termination”).
Sean Moriarty
Pursuant to his executive agreement, if Sean Moriarty experiences a qualifying termination, then, in addition to payments of accrued compensation and benefits through the date of termination, he would be entitled to receive the following benefits:
•
continuation payments totaling two times his annual base salary then in effect, payable over the two-year period following the termination of employment (or, in connection with a change in control, as a lump-sum payment);

•
a lump-sum payment in an amount equal to any earned but unpaid bonus for the fiscal year that ends on or before the date of termination, payable on the date on which annual bonuses are paid to the Company’s senior executives generally for such year but no later than March 15 of the calendar year following the calendar year that includes the date of termination;

•
a lump-sum payment in an amount equal to a pro-rata portion of his annual bonus with respect to the fiscal year in which the date of termination occurs (calculated based on the prior year bonus actually paid or, if he elects to forego a bonus in a given fiscal year, a pro-rata portion of the annual bonus amount the Company’s compensation committee determined he was eligible to receive for the prior year), payable on the first payroll date occurring on or after the 30th day following the termination date;

•
Company-paid healthcare continuation coverage for him and his dependents for up to eighteen months after the termination date or cash installments in lieu of such subsidized coverage if the subsidies cannot be provided without adverse legal or tax consequences; and

•
(i) upon a qualifying termination outside the change in control context, accelerated vesting of each then unvested equity award held by him on the termination date with respect to the number of shares underlying each such equity award that would have vested over the one-year period immediately following the termination date had such qualifying termination not occurred or (ii) upon a qualifying termination within 90 days before or 12 months after a change in control, full accelerated vesting of each then-outstanding and unvested equity award held by him on the later of the termination date and the date of such change in control.

All Other Executive Officers
Pursuant to all other executive officers’ executive agreement, if such executive officer experiences a qualifying termination, then, in addition to payments of accrued compensation and benefits through the date of termination, such executive officer would be entitled to receive the following benefits:
•
a lump-sum payment in an amount equal to 12 months of such executive officer’s then-current annual base salary;

•
a lump-sum payment in an amount equal to any earned but unpaid bonus for the fiscal year that ends on or before the date of termination, payable on the date on which annual bonuses are generally paid for such year, but no later than March 15 of the calendar year following the calendar year that includes the date of termination;

•
accelerated vesting of each then unvested outstanding equity award held by the executive officer on his termination date with respect to the number of shares underlying each such equity award that would have vested over the 12-month period immediately following the termination date had such qualifying termination not occurred; and

•
Company-paid healthcare continuation coverage for such executive and his dependents for up to 12 months after the termination date or cash installments in lieu of such subsidized coverage if the subsidies cannot be provided without adverse legal or tax consequences.

In the event that an executive officer’s employment is terminated by reason of a qualifying termination, in each case within 90 days before or 12 months after a “change in control,” each will also be entitled to:
•
a lump-sum payment equal to the amount of the annual bonus paid to the executive officer during the prior fiscal year pro-rated based upon the length of his employment during the year of termination; and

•
full accelerated vesting of all of the executive officer’s then unvested outstanding equity awards held by the executive officer on his termination date.

Each of the executive agreements also contains what is sometimes referred to as a “best-net” provision. If any amounts or benefits to be paid or provided under the executive agreements or otherwise would subject the executive officer to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”) (which generally would also cause payments or benefits (or other compensation) to not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Code), such payments and benefits (and other compensation) will be reduced to the extent necessary such that no portion of such payments or benefits (or other compensation) will be subject to the excise tax imposed by Section 4999 of the Code, except that such a reduction will be made only if, by reason of such reduction, the executive officer’s net after-tax benefit exceeds the net after-tax benefit such executive officer would realize of such reduction were not made. To the extent that an independent, nationally recognized accounting firm determines that any such payments or benefits are not parachute payments for purposes of Section 280G of the Code, those payments or benefits will not be reduced.
As a condition of receiving the severance benefits under the executive agreements, the executive officers must execute a release of claims.
We have also entered into confidential information and development agreements with each of our executive officers.
The table below sets forth estimated aggregate severance payments and benefits each executive officer would be entitled to receive assuming each executive officer experiences a qualifying termination as of immediately following the completion of the merger.
Executive Officer	Severance ($)(1)
Sean Moriarty	1,075,771
Brian Gephart	359,806
Brian Pike	419,116
Adam Wergeles	420,417

(1)
These amounts are based only on each executive officer’s base salary in effect as of April 1, 2021, annual bonuses paid for the 2020 fiscal year and monthly benefits continuation amounts. These amounts do not include the value of equity awards that would be accelerated in the event of a qualifying termination.

For purposes of Sean Moriarty’s executive agreement, “cause” means the occurrence of any one or more of the following events: (i) the executive’s unauthorized use or disclosure of confidential information or trade secrets of the Company or any subsidiary, in either case, that results in harm to the Company’s reputation or business, or any other material breach of a written agreement between the executive and the Company, including without limitation a material breach of the executive’s employment agreement or the confidentiality agreement; (ii) the executive’s indictment for, or the entry of a plea of guilty or nolo contendere by the executive to, a felony under the laws of the United States or any state thereof or other foreign jurisdiction or any crime involving material dishonesty or moral turpitude; (iii) the executive’s willful misconduct or the executive’s willful or repeated failure or refusal to substantially perform assigned duties;

or (iv) any act of fraud, embezzlement, or material misappropriation or material dishonesty committed by the executive against the Company or any subsidiary.
For purposes of all other executive agreements, “cause” means (i) the executive’s unauthorized use or disclosure of confidential information or trade secrets of the Company or any subsidiary or any other material breach of a written agreement between the executive and the Company, including without limitation a material breach of any employment or confidentiality agreement; (ii) the executive’s indictment for, or the entry of a plea of guilty or nolo contendere by the executive to, a felony under the laws of the United States or any state thereof or other foreign jurisdiction or any crime involving dishonesty or moral turpitude; (iii) the executive’s gross negligence or willful misconduct or the executive’s willful or repeated failure or refusal to substantially perform assigned duties; (iv) any act of fraud, embezzlement, material misappropriation or dishonesty committed by the executive against the Company or any subsidiary; or (v) any acts, omissions or statements by an executive which the Company reasonably determines to be materially detrimental or damaging to the reputation, operations, prospects or business relations of the Company or any subsidiary.
For purposes of Sean Moriarty’s executive agreement, “good reason” means the occurrence of any one or more of the following events, in any case, without the executive’s prior written consent, unless the Company fully corrects the circumstances constituting good reason (provided such circumstances are capable of correction) as provided below: (i) any action by the Company that results in a demotion or material diminution of the executive’s position, authority, duties or responsibilities (other than any insubstantial action not taken in bad faith and which is promptly remedied by the Company upon notice by the executive); provided that “good reason” does not include a change in title, authority, duties and/or responsibilities that occurs within ninety (90) days following a Change in Control (as defined in the Company’s 2010 Incentive Award Plan) if (A) the entity surviving such Change in Control (or, if applicable, its parent company if such entity has a parent company) continues to operate the Company’s principal businesses as a separate unit, division or subsidiary or combines the Company’s principal businesses with one of its existing units, divisions or subsidiaries and (B) the executive’s new title is that of the principal executive officer of such unit, division or subsidiary and the executive’s authority, duties and responsibilities are commensurate with such title and are similar in scope (with respect to such unit, division or subsidiary) to the authority, duties and responsibilities of the executive prior to the Change in Control; (ii) a requirement that the executive report to work more than twenty (20) miles from the Company’s Principal Location (as defined in Sean Moriarty’s executive agreement and not including normal business travel required of the executive’s position) or, to the extent such requirement would not constitute a material change in the geographic location at which the executive must perform services under the agreement within the meaning of Section 409A of the Code, such higher number of miles from the Company’s Principal Location (as defined in Sean Moriarty’s agreement) as would constitute a material change in the geographic location at which the executive must perform services under the agreement within the meaning of Section 409A of the Code; or (iii) a material breach by the Company of its obligations under Sean Moriarty’s executive agreement.
For purposes of all other executive agreements, “good reason” has substantially similar meaning, which includes occurrence of any one or more of the following events, in any case, without the executive’s prior written consent, unless the Company fully corrects the circumstances constituting good reason (provided such circumstances are capable of correction): (i) a demotion or material diminution of the executive’s position, authority, duties or responsibilities (other than any insubstantial action not taken in bad faith and which is promptly remedied by the Company upon notice by the executive and, in the case of Brian Pike, excluding a change in his title, authority, duties and/or responsibilities relating to his role as Chief Technology Officer); provided that “good reason” does not include a change in title, authority, duties and/or responsibilities following a Change in Control (as defined in the Company’s 2010 Incentive Award Plan) if (A) the executive’s new title is that of a senior officer of the entity surviving such Change in Control (or, if applicable, its parent company if such entity has a parent company) reporting directly to an executive officer of the entity surviving such Change in Control (or, if applicable, its parent company, if such entity has a parent company), and the executive’s authority, duties and responsibilities are commensurate with such title or (B) (1) the entity surviving such Change in Control (or, if applicable, its parent company if such entity has a parent company) continues to operate the Company’s principal businesses as a separate unit, division or subsidiary or combines the Company’s principal businesses with one of its existing units, divisions or subsidiaries and (2) the executive’s new title is that of a senior officer of such unit, division or subsidiary reporting directly to an executive officer of such unit, division or subsidiary (or to an executive officer of the entity surviving the Change in Control or parent company thereof) and (in either case), the executive’s authority, duties and responsibilities are commensurate with such title and similar in scope (with respect to such unit, division or subsidiary) to the authority, duties and responsibilities of the executive prior to the Change in Control; (ii) a requirement that the Executive report to work more than twenty (20) miles (thirty miles, in the case of Adam Wergeles) from the Company’s Principal Location (as defined in the agreement and not including normal business travel required of the executive’s position) or, to the extent such requirement would not constitute a material change in the geographic location at which the executive must perform services under the agreement within the meaning of Section 409A of the Code, such higher number of miles from the Company’s Principal Location as would constitute a material change in the geographic location at which the executive must perform services under the agreement within the meaning of Section 409A of the Code; (iii) a material reduction in the executive’s base salary; or (iv) a material breach by the Company of its material obligations under the relevant executive agreement.
New Management Arrangements
As of the date of this proxy statement, none of the Company, Parent or the merger subsidiary has entered into any employment agreements with the Company’s executive officers in connection with the merger. Following the closing of the merger, however, certain executive officers of the Company may have discussions, or may enter into agreements with, Parent or the merger subsidiary or their respective affiliates regarding employment with, or the right to purchase or participate in the equity of, the surviving corporation or one or more of its affiliates.
Continuing Employee Benefits
The merger agreement provides that, until December 31, 2021 (referred to as the “continuation period”), Parent will, or will cause the surviving corporation to, provide employees of the Company and the Company’s subsidiaries who continue employment with the surviving corporation or one of its affiliates following the closing (referred to as “continuing employees”) with (i) (A) base salary or base hourly wage rate (as applicable) and (B) cash incentive compensation opportunity (including bonuses and commissions), in each case in an amount at least equal to the level that was provided to each such continuing employee immediately prior to the closing of the merger (in each case, to the extent such compensation was disclosed in the disclosure schedules delivered by the Company to Parent concurrently with the entry into the merger agreement) and (ii) other employee benefits that are comparable in the aggregate to either, as determined by Parent in its sole discretion, (x) those provided to each such continuing employee immediately prior to the closing of the merger or (y) those provided to similarly situated employees of Parent or its affiliates.
The foregoing summary is qualified in its entirety by reference to the merger agreement, which is filed as Annex A to this proxy statement and is incorporated herein by reference.
Company Retention Plan
In connection with the execution of the merger agreement, the Company Board approved the Leaf Group Ltd. Retention Plan (the “Retention Program”). Under the Retention Program, the compensation committee of the Board has selected officers who will be eligible to receive certain retention bonuses and the amount of such bonuses and Sean Moriarty has selected other employees who will be eligible to receive certain retention bonuses and the amount of such bonuses. Mr. Moriarty is not eligible to receive any payments under the Retention Program. Brian Gephart and Brian Pike were each granted bonuses of $100,000 and Adam Wergeles was granted a bonus of $150,000 under the Retention Program.
Each Retention Program participant is entitled to a lump sum cash bonus upon the earlier of (i) a Change in Control (as defined in the Retention Program, which would include consummation of the merger) or termination of the merger agreement or (ii) a termination of employment without Cause (as defined in the Retention Program) prior to such Change in Control or termination of the merger agreement. Any bonus payable pursuant to the Retention Program is subject to reduction in the event such bonus, in addition to other payments, would be subject to the excise tax imposed by Section 4999 of the Code, such that the aggregate of all payments would not be subject to such excise tax, but only if, after such reduction, the value of the reduced payments exceeds the amount the participant would have received had such payments been subject to such excise tax and all applicable taxes, assuming the highest marginal rate of tax.
Director and Officer Indemnification
Pursuant to the terms of the merger agreement, members of the Board and executive officers of the Company will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies following the merger. For a more detailed description of the provisions of the merger agreement relating to director and officer indemnification, please see the section of this proxy statement titled “The Merger Agreement — Indemnification of Directors and Officers and Insurance.”
Quantification of Payments and Benefits
In accordance with Item 402(t) of Regulation S-K, the table below sets forth for each of the Company’s named executive officers the estimated amount of compensation based on or otherwise related to the merger and that will or may become payable to the named executive officer (i) solely as a result of the completion of the merger (i.e., on a “single-trigger” basis) or (ii) conditioned on a qualifying termination of employment following or in connection with the merger (i.e., on a “double-trigger” basis). The holders of common stock are being asked to approve, on a non-binding, advisory basis, such compensation for the named executive officers. Because the vote to approve such compensation is advisory only, it will not be binding on the Company, Parent or the merger subsidiary. Accordingly, if the proposal to adopt the merger agreement is approved by the holders of common stock and the merger is completed, the compensation will be payable regardless of the outcome of the vote to approve such compensation, subject only to the conditions applicable thereto, which are described in the footnotes to the table below and above under “— Interests of the Company’s Directors and Executive Officers in the Merger.”
The potential payments in the table below are based on the following assumptions:
•
the relevant price per share of common stock is $8.50;

•
the effective time of the merger is June 30, 2021, which is the assumed date of the effectiveness of the merger solely for purposes of this compensation disclosure;

•
each named executive officer’s employment is subject to a qualifying termination immediately following the effective time of the merger, which is assumed, for purposes of this compensation disclosure, to be June 30, 2021;

•
each named executive officer holds the outstanding equity awards that were held by each named executive officer as of April 16, 2021, the latest practicable date before the filing of this proxy statement;

•
the amounts set forth in the tables below regarding named executive officer compensation are based on compensation levels as of April 1, 2021; and

•
the “best-net” provision contained in the executive agreements, described above under “— Severance Entitlements,” will not apply.

The amounts shown are estimates of amounts that would be payable to the named executive officers based on multiple assumptions that may or may not actually occur, including the assumptions described above. Some of the assumptions are based on information not currently available and, as a result, the actual amounts received by a named executive officer may differ materially from the amounts shown in the following table.

The following table and footnotes describe the benefits each named executive officer is eligible to receive in connection with the completion of the merger.
Potential Payments to Named Executive Officers
Named Executive Officer (1)(2)	Cash ($)	Equity ($)(3)	Perquisites/ Benefits ($)(4)	Total ($)
Sean Moriarty
Single-Trigger	—	—	—	—
Double-Trigger	1,024,306	2,219,452	51,465	3,295,223
Brian Gephart
Single-Trigger	100,000	—	—	100,000
Double-Trigger	459,806	913,767	—	1,373,573
Brian Pike
Single-Trigger	100,000	572,250	—	672,250
Double-Trigger	484,806	1,385,428	34,310	1,904,544

(1)
Except for payments under the Company’s Retention Plan, the payments listed as “double-trigger” are payable in the event of a qualifying termination of employment during the period beginning 90 days before the effective time of the merger and ending 12 months after the effective time of the merger. All payments listed as “single-trigger” are payable in connection with the transaction regardless of whether any other event occurs. Payments under the Company's Retention Plan are also payable in the event of (A) a qualifying termination or (B) termination of the merger agreement, in each case, regardless of whether any other event occurs. Payments under the Company's Retention Plan are included in both the single-trigger and double-trigger rows for illustrative purposes even though only a single trigger is required for the payments.

(2)
Single-trigger payments that represent the amounts payable pursuant to the Company’s Retention Plan. In addition to such amounts, double-trigger payments include cash severance payable pursuant to each named executive officer’s executive agreement. For further information on each the Company’s retention plan or each named executive officer’s severance entitlements, see “— Retention Plan” or “— Severance Entitlements,” above.

The following table quantifies the base salary severance, bonus component of the severance and retention bonus reported in the “Cash” column above.

Name	Base Salary Severance ($)	Bonus Component of Severance ($)	Retention Bonus ($)
Sean Moriarty	900,000	124,306	0
Brian Gephart	325,000	34,806	100,000
Brian Pike	350,000	34,806	100,000

(3)
Single-trigger payments represent the amounts payable with respect to Leaf Group Options, which will be cancelled in exchange for lump sum cash payments in accordance with the terms of the merger agreement. For illustrative purposes, amounts payable with respect to Leaf Group Options are also included in the double-trigger payments. For further information on the treatment of options, see “— Treatment of Equity and Equity-Based Awards” above.

(4)
Consists of payment of Company-paid COBRA continuation coverage for each named executive officer following the date of a qualifying termination. The value is based upon the type of insurance coverage the Company carried for each named executive officer as of April 1, 2021 and is valued at the premiums in effect on such date.

Material U.S. Federal Income Tax Considerations
The following discussion summarizes certain material U.S. federal income tax considerations applicable to holders of common stock who receive cash in exchange for shares of common stock pursuant to the merger. This discussion is for general informational purposes only and does not purport to be a complete analysis of all potential tax consequences of the merger. This discussion is based upon the provisions of the Code, the U.S. Treasury Regulations promulgated thereunder and judicial decisions and administrative rulings, all as in effect as of the date of this proxy statement and all of which are subject to change or varying interpretation, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements set forth herein. The U.S. federal income tax laws are complex and subject to varying interpretation. We have not sought, and do not intend to seek, any ruling from the Internal Revenue Service (referred to as the “IRS”) regarding any of the tax issues discussed herein. There can be no assurance that the IRS will not challenge one or more of the tax consequences of the merger described herein.
This discussion assumes that holders of common stock hold their shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular holder of common stock in light of such holder’s individual circumstances, nor does it address U.S. state or local, non-U.S., or estate or gift taxes, the alternative minimum tax and the rules regarding qualified small business stock within the meaning of Section 1202 of the Code. This discussion also does not address tax considerations that may be relevant to holders of common stock subject to special treatment under the U.S. federal income tax laws, such as, for example, financial institutions, brokers or dealers in securities or currencies, real estate investment trusts, regulated investment companies, partnerships or other entities or arrangements classified as partnerships for U.S. federal income tax purposes or other pass-through entities and their partners or members, S corporations, tax-exempt organizations, governmental organizations, retirement or other tax-deferred accounts, insurance companies, traders in securities who elect mark-to-market method of accounting, controlled foreign corporations, passive foreign investment companies, corporations that accumulate earnings to avoid U.S. federal income tax, U.S. expatriates and former citizens or long-term residents of the United States, holders who acquired their common stock through the exercise of Leaf Group Options or otherwise as compensation, holders who hold their common stock as part of a hedge, straddle, constructive sale or conversion transaction, U.S. holders (as defined below) whose functional currency is not the U.S. dollar, except to the extent set forth below under “— Application of Section 304,” persons who own (directly, indirectly or constructively) an equity interest in Parent or the surviving corporation, holders who exercise appraisal rights in connection with the merger under the DGCL, and holders who own or have owned (directly, indirectly or constructively) 5% or more of the Company’s common stock (by vote or value).
If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds common stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and activities of the partner and the partnership. If you are a partnership holding common stock or a partner of a partnership holding common stock, you are urged to consult your own tax advisor regarding the U.S. federal income tax consequences of the merger relevant to you.
This discussion is for informational purposes only and is not tax advice. Holders of common stock are urged to consult their tax advisors with respect to the U.S. federal income tax consequences of the merger to them in light of their particular circumstances, as well as any tax consequences of the merger arising under the U.S. federal tax laws other than those pertaining to income tax, including estate or gift tax laws, or under any state, local or non-U.S. tax laws or under any applicable income tax treaty.
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of common stock that, for U.S. federal income tax purposes, is:
•
an individual who is a citizen or resident of the United States;

•
a domestic corporation;

•
a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons as described in Section 7701(a)(30) of the Code have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person (within the meaning of the Code); and

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source.

For purposes of this discussion, a “non-U.S. holder” means a beneficial owner of common stock that is, for U.S. federal income tax purposes, an individual, a corporation, a trust or an estate that is not a U.S. holder.
Application of Section 304
If one or more persons in the aggregate, control (as defined below) both the Company and Parent before the merger, then Section 304 of the Code may apply to treat the receipt of the merger consideration by a holder that owns (actually or constructively) Parent stock as a distribution by Parent in redemption of Parent stock deemed issued in exchange for such holder’s Company common stock. Such distribution will be treated as dividend income if none of the tests under Section 302(b) of the Code apply to such holder and only to the extent of Parent and the Company’s aggregate earnings and profits. “Control,” for this purpose, generally means actual and constructive ownership of more than 50% of the outstanding stock, by vote or by value, aggregating shares of stock held by all holders of shares of stock of the Company and of shares of stock of Parent, regardless of whether such holders are related.
To the knowledge of the Company and Parent, it is not the case that one or more persons control the Company and Parent for purposes of Section 304 of the Code. The discussion below accordingly assumes that Section 304 of the Code does not apply to the merger. Because the Company and Parent do not have sufficient information to definitely determine that Section 304 of the Code will not apply to the merger, however, and, if it applies, the U.S. federal income tax consequences will depend on each holder’s particular circumstances, holders of shares of Company common stock that are also holders of shares of stock of Parent are urged to consult their tax advisors regarding the application of Sections 304 and 302 of the Code, including whether it may be desirable to sell their shares of Company common stock before the merger.
U.S. Holders
The receipt of cash in exchange for shares of common stock pursuant to the merger will generally be a taxable transaction for U.S. federal income tax purposes.
Subject to the discussion above under “— Application of Section 304,” a U.S. holder generally will recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received pursuant to the merger (determined before the deduction of any applicable withholding taxes) and such U.S. holder’s adjusted tax basis in the shares exchanged for cash pursuant to the merger. A U.S. holder’s adjusted tax basis in a share of common stock will generally be equal to the amount the U.S. holder paid for such share. Such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if the U.S. holder’s holding period for such shares exceeds one year as of the date of the closing. Long-term capital gains for certain non-corporate U.S. holders, including individuals, are generally eligible for a reduced rate of federal income taxation. Short-term capital gains are taxed at ordinary income rates. The deductibility of capital losses is subject to limitations. Gain or loss must be calculated separately for each block of common stock (i.e., common stock acquired at the same time and at the same price in a single transaction). U.S. holders who own separate blocks of common stock should consult their own tax advisors with respect to these rules.
Non-corporate U.S. holders that are individuals, estates or trusts and whose income exceeds certain thresholds generally are subject to a Medicare tax at a rate of 3.8% on all or a portion of their “net investment income,” which may include net gain realized on the exchange of shares of common stock for cash pursuant to the merger. A U.S. holder that is an individual, estate or trust should consult its tax advisors regarding the applicability of this Medicare tax to any gain realized on the exchange of shares of common stock for cash pursuant to the merger.
A U.S. holder may, unless an exception applies, be subject to information reporting and backup withholding (currently at a rate of 24%) with respect to the cash received pursuant to the merger, unless such U.S. holder provides its correct taxpayer identification number (referred to as the “TIN”) on IRS Form W-9 (or if appropriate, a substitute or successor form) and certifies under penalties of perjury that such TIN is correct and that such U.S. holder is not subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld under the backup withholding rules may be refunded or credited against a U.S. holder’s U.S. federal income tax liability, if any; provided that such U.S. holder furnishes the required information to the IRS in a timely manner and other requirements are satisfied.
Non-U.S. Holders
Subject to the discussion above under “— Application of Section 304,” any gain recognized on the receipt of cash pursuant to the merger by a non-U.S. holder generally will not be subject to U.S. federal income tax unless:
•
the gain is effectively connected with the conduct of a U.S. trade or business of such non-U.S. holder (and, if required by an applicable income tax treaty, is also attributable to a permanent establishment or, in the case of an individual, a fixed base in the United States maintained by such non-U.S. holder), in which case the non-U.S. holder generally will be subject to tax on such gain in the same manner as a U.S. holder and, if the non-U.S. holder is a foreign corporation, such corporation may be subject to branch profits tax at the rate of 30% (or such lower rate as may be specified by an applicable income tax treaty) on after-tax profits effectively connected with a U.S. trade or business to the extent that such after-tax profits are not reinvested and maintained in the business;

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the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the merger and certain other conditions are met, in which case the non-U.S. holder generally will be subject to a 30% tax (or tax at such lower rate as may be specified under an applicable income tax treaty) on the non-U.S. holder’s net gain realized in the merger, which may be offset by certain U.S. source capital losses of the non-U.S. holder, if any (even though the individual is not considered a resident of the United States), provided that such non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses; or

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the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of (i) the five-year period ending on the date of the merger and (ii) the non-U.S. holder’s holding period in the common stock, and, at any time during such period, the non-U.S. holder owned (directly, indirectly or constructively) more than 5% of the outstanding common stock. Generally, a corporation is a U.S. real property holding corporation only if the fair market value of its U.S. real property interests equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. Although there can be no assurances in this regard, the Company does not believe that it is or was a “United States real property holding corporation” for U.S. federal income tax purposes during the applicable five-year period.

A non-U.S. holder will be subject to information reporting and, in certain circumstances, backup withholding (currently at a rate of 24%) with respect to the cash received by such non-U.S. holder pursuant to the merger, unless such non-U.S. holder provides the paying agent with an applicable and properly executed IRS Form W-8 certifying under penalties of perjury the holder’s non-U.S. status (and the payor or applicable withholding agent does not have actual knowledge or reason to know that the non-U.S. holder is a U.S. person as defined under the Code) or otherwise establishes an exemption. Copies of information returns that are filed with the IRS may be made available under an applicable tax treaty or information exchange agreement to the tax authorities of the country in which the non-U.S. holder resides or is established. Backup withholding is not an additional tax. Rather, any amounts withheld under the backup withholding rules may be refunded or credited against a non-U.S. holder’s U.S. federal income tax liability, if any, provided that the non-U.S. holder furnishes the required information to the IRS in a timely manner and other applicable requirements are satisfied. Non-U.S. holders should consult their tax advisors regarding the application of the information reporting and backup withholding rules to them.
Regulatory Approvals Required for the Merger
U.S. Antitrust
Under the HSR Act and the rules and regulations promulgated thereunder, the merger may not be completed until notifications have been filed and certain information has been furnished to FTC and DOJ and the specified waiting period has expired or have been terminated. The Company and Parent each filed or caused to be filed the requisite notification forms under the HSR Act with the DOJ and the FTC on April 16, 2021, and both requested “early termination” of the waiting period. The required waiting period is scheduled to expire at 11:59 p.m. Eastern time on May 17, 2021, unless earlier terminated or if the FTC or DOJ extends that period by issuing a request to the parties for additional information. Both before and after the expiration or termination of the applicable waiting period, the FTC and the DOJ retain the authority to challenge the merger on antitrust grounds.
In addition, the merger may be reviewed by the state attorneys general in the various states in which Parent and the Company operate. These authorities may claim that there is authority, under the applicable state and federal antitrust laws and regulations, to investigate and/or seek to prohibit the merger under the circumstances and based on the standards set forth in applicable state laws and regulations. There can be no assurance that one or more state attorneys general will not attempt to file an antitrust action to challenge the merger. As of the date of this document, neither Parent nor the Company has been notified by any state attorney general indicating any plan to review the merger.
Delisting and Deregistration of the Leaf Group Common Stock
If the merger is completed, the shares of common stock will be delisted from the NYSE and deregistered under the Exchange Act, and shares of common stock will no longer be publicly traded.
Litigation Related to the Merger
On April 26, 2021, purported stockholder Shiva Stein filed suit against the Company and each of its directors — Deborah Benton, Sean Moriarty, Jennifer Schultz, Beverly Carmichael, Rob Krolik, Suzanne Hopgood and Harold Logan — in the United States District Court for the Southern District of New York (Stein v. Leaf Group et al, Civil Action No. 1:21-cv-03693 (S.D.N.Y. 2021)). On May 4, 2021, purported stockholder Myrtle Sorenson filed suit against the Company and each of its directors in the United States District Court for the Southern District of New York (Sorenson v. Leaf Group et al, Civil Action No. 1:21-cv-03980 (S.D.N.Y. 2021)).
The complaints in each of the lawsuits allege violations of Sections 14(a) and 20 of the Exchange Act based on supposed material omissions from the preliminary version of this proxy statement filed by Leaf Group on April 23, 2021. Plaintiffs request, among other things, that the court enjoin or, to the extent implemented, rescind the merger or grant rescissory damages, along with other equitable relief; the plaintiffs have not filed a motion for preliminary injunction in either case. The Company believes each of the lawsuits lacks any merit and intends to vigorously defend against the claims made.

THE MERGER AGREEMENT
The following is a summary of the material provisions of the merger agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated into this proxy statement by reference. We urge you to carefully read this entire proxy statement, including the annexes and the other documents to which we have referred you. You should also review the section titled “Where You Can Find Additional Information.”
The merger agreement has been included for your convenience to provide you with information regarding its terms, and we recommend that you read it in its entirety. The merger agreement is a contractual document that establishes and governs the legal relations between the Company, Parent and the merger subsidiary, and allocates risks among the parties, with respect to the merger, the other agreements contemplated by the merger agreement, and the transactions contemplated by the merger agreement.
The representations and warranties of the Company, Parent and the merger subsidiary contained in the merger agreement have been made solely for the benefit of the parties to the merger agreement. In addition, such representations and warranties (a) have been made only for purposes of the merger agreement and have been qualified by certain documents filed with, or furnished to, the SEC by the Company prior to the date of the merger agreement, (b) are subject to important qualifications, limitations and supplemental information agreed to by the Company, Parent and the merger subsidiary in connection with negotiating the terms of the merger agreement, (c) are subject to materiality qualifications contained in the merger agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the merger agreement or such other date as is specified in the merger agreement and (e) have been included in the merger agreement for the purpose of allocating risk between the Company, on the one hand, and Parent and the merger subsidiary, on the other hand, rather than establishing matters as facts. Accordingly, the merger agreement is included with this proxy statement only to provide investors with information regarding the terms of the merger agreement and not to provide investors with any other factual information regarding the Company or Parent or their respective subsidiaries or businesses. Investors should not rely on the representations and warranties or any descriptions thereof as characterization of the actual state of facts or condition of the Company or Parent or their respective subsidiaries or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
The representations and warranties in the merger agreement and the description of them in this proxy statement should not be read alone but instead should be read in conjunction with the other information contained in the reports, statements and filings the Company publicly files with the SEC. Such information can be found elsewhere in this proxy statement and in the public filings the Company makes with the SEC, as described in the section titled “Where You Can Find Additional Information.”
The Merger
Upon the terms and subject to the conditions of the merger agreement and in accordance with the DGCL, at the effective time of the merger, the merger subsidiary will merge with and into the Company, the separate corporate existence of the merger subsidiary will thereupon cease and the Company will continue as the surviving corporation of the merger as a wholly owned subsidiary of Parent.
Closing and Effective Time of the Merger
The closing of the merger will take place at 8:00 a.m., local time, as soon as practicable, but no later than second business day, after the satisfaction or waiver (to the extent permitted by law) of all of the conditions described in the section below titled “— Conditions to the Merger,” or at such other place or time or on such other date as Parent and the Company may mutually agree in writing.
The merger will become effective at the time a certificate of merger is filed with the Secretary of State of the State of Delaware or at such later time stated in the certificate of merger and agreed to by the parties. The time that the merger becomes effective is referred to as the “effective time” of the merger.

Certificate of Incorporation and Bylaws; Directors and Officers
At the effective time of the merger, the Company’s certificate of incorporation will be amended and restated to be in the form of Exhibit A to the merger agreement and the Company’s bylaws will be amended and restated to be in the form of Exhibit B to the merger agreement.
Under the merger agreement, the directors of the merger subsidiary immediately prior to the effective time of the merger will be the directors of the surviving corporation immediately after the effective time of the merger. The officers of the Company immediately prior to the effective time of the merger become the officers of the surviving corporation immediately after the effective time of the merger.
Consideration to be Received in the Merger
At the effective time of the merger, each share of common stock that is outstanding immediately prior to the effective time of the merger (other than shares held by the Company as treasury stock, owned by Parent or the merger subsidiary or as to which the holders thereof have properly and validly exercised their statutory rights of appraisal in accordance with Section 262 of the DGCL) will be automatically converted into the right to receive the merger consideration.
Treatment of Company Stock Awards
At the effective time of the merger, by virtue of the merger and without any action on the part of the holders, (i) each Leaf Group Option issued under the Incentive Plan will be cancelled and, in consideration thereof, the holder of such Leaf Group Option will receive the Leaf Group Option Consideration, (ii) each outstanding Leaf Group RSU issued under the Incentive Plan that is vested immediately prior to the effective time of the merger (or would become vested by the terms thereof as a result of the merger) will be cancelled and, in consideration thereof, the holder of such Leaf Group RSU will receive the Leaf Group RSU Consideration, and (iii) each outstanding Leaf Group RSU that is not vested immediately prior to the effective time of the merger (and would not become vested by the terms thereof as a result of the merger) will, as of the effective time of the merger, be cancelled and, in consideration thereof, the holder of such unvested Leaf Group RSU will receive the Leaf Group RSU Consideration, subject to and conditioned on the same terms and conditions (including any terms and conditions relating to vesting and acceleration thereof) as applicable to such unvested awards to which such Leaf Group RSU Consideration relates.
Leaf Group RSU Consideration with respect to a Leaf Group RSU that is not vested immediately prior to the effective time of the merger (and would not become vested by the terms thereof as a result of the merger) will be paid as soon as reasonably practicable after the final day of the calendar quarter in which the applicable vesting date occurs, but in any event no later than the earlier of (i) the first regular payroll date of the surviving corporation or Parent, or an affiliate thereof, as applicable, that is at least 10 business days following the end of such calendar quarter, and (ii) March 15 of the calendar year immediately after such applicable vesting date.
Prior to the execution of the merger agreement, all Leaf Group Options held by Company employees were vested according to their terms. Thus, the merger has no effect on the vesting of any outstanding Leaf Group Options held by employees.
The terms of the Leaf Group Options and Leaf Group RSUs held by all non-employee members of the Board provide for their automatic vesting upon the consummation of a transaction such as the merger. As a result, all such Leaf Group Options and Leaf Group RSUs held by the non-employee members of the Board as of immediately prior to the effective time of the merger will be cancelled and converted into the right to receive an amount in cash equal to the Leaf Group Option Consideration or the Leaf Group RSU Consideration, as applicable.
In addition, and for the avoidance of doubt, any Leaf Group Option with an exercise price equal to or greater than the merger consideration will be cancelled for no consideration.
Treatment of Employee Stock Purchase Plan
As soon as practicable following the date of the merger agreement, the Board (or, if appropriate, any committee administering the ESPP) will adopt resolutions or take other actions to provide that: (a) if the current offering period under the ESPP is scheduled to end after the closing date of the merger, (i) the final exercise date for such offering period will be no later than the date that is five days prior to the effective time of the merger, (ii) each ESPP participant’s accumulated contributions under the ESPP will be used to purchase shares of Company common stock in accordance with the terms of the ESPP as of the final exercise date and (iii) the ESPP will terminate on the date immediately prior to the date on which the effective time of the merger occurs and no further rights will be granted or exercised under the ESPP thereafter; (b) if the current offering period is scheduled to end prior to the closing date of the merger, such offering period and the ESPP will be operated in the ordinary course in accordance with the existing terms of the ESPP and such offering period (except as provided in the clause (c) below); and (c) from and after the date of the merger agreement, no new offering periods will commence under the ESPP, no new participants will be entitled to enroll in the ESPP, and no current ESPP participants will be permitted to increase their elections under the ESPP.
All shares of Company common stock purchased on the final exercise date will be cancelled at the effective time of the merger and converted into the right to receive the merger consideration. The current offering period is scheduled to end in September 2021, after the expected closing of the merger, so it is expected that the provisions summarized in clause (a) above will apply.
Procedure for Receiving Merger Consideration
Prior to the effective time of the merger, Parent will appoint American Stock Transfer & Trust Company LLC, referred to as “paying agent” (or such other institution mutually acceptable to Parent and the Company) to act as paying agent for the payment of merger consideration upon surrender of certificated and uncertificated shares of common stock. Parent will, on the closing date of the merger, provide the paying agent all the cash necessary to pay for the shares of common stock converted into the right to receive cash pursuant to the merger agreement (which is referred to as the “exchange fund”).
Within two (2) business days after the effective time of the merger, Parent will cause the paying agent to mail to each holder of record of common stock a letter of transmittal, a notice advising such holder of the effectiveness of the merger, and instructions for use in effecting the surrender of holder’s certificates or book entry shares in exchange for payment of the merger consideration. Upon surrender to the paying agent of each such certificates or book entry shares, together with a properly executed letter of transmittal and such other documents as may reasonably be required by the paying agent or pursuant to such instructions, the holder will as promptly as practicable receive the amount of cash to which such holder is entitled. In the event of a transfer of ownership of common stock that is not registered in the transfer records of the Company, payment may be made to a person other than the person in whose name the certificate or book entry share so surrendered is registered, subject to endorsement of such certificate and the same being in proper form for transfer, and in which case the person requesting such payment is required to pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of such certificate or establish to the satisfaction of Parent that such tax has been paid or is not applicable. Until surrendered or transferred, each certificate shall be deemed at any time after the effective time of the merger to represent only the right to receive upon such surrender merger consideration. No interest will be paid or accrue on any cash payable upon surrender of any certificate or book entry. You should not send in your common stock certificates until you receive a letter of transmittal with instructions from the paying agent. Do not send common stock certificates with your proxy card.
Following the effective time of the merger, each holder of common stock will cease to have any rights with respect to such common stock, except for the right to receive the merger consideration or, in the case of stockholders who have properly and validly exercised their statutory rights of appraisal in accordance with Section 262 of the DGCL, such rights as are provided by Section 262 of the DGCL.
In the event any certificate representing common stock has been lost, stolen or destroyed, the person claiming such certificate to be lost, stolen or destroyed is required to make an affidavit of that fact and, if required by Parent or the paying agent, must post a bond in customary amount and upon such terms as may be required by Parent or the paying agent as indemnity against any claim that may be made against it or the surviving corporation with respect to such certificate. Upon satisfaction of the foregoing, the paying agent will issue in exchange for such lost, stolen or destroyed certificate the merger consideration, without any interest thereon.

Pursuant to the merger agreement, the paying agent, Parent, the surviving corporation and any other applicable withholding agent may deduct and withhold from any cash amounts payable under the merger agreement any amounts as are required to be deducted or withheld pursuant to applicable tax laws.
Representations and Warranties
In the merger agreement, the Company, Parent and the merger subsidiary made a number of representations and warranties to each other. The parties’ reciprocal representations and warranties relate to, among other things:
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due organization, valid existence, good standing, qualification to do business and power and authority to enter into the merger agreement and consummate the transactions contemplated thereby;

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required governmental filings, consent and approval of governmental entities in connection with the merger agreement and the merger;

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the absence of any violation of or conflict with such party’s organizational documents, applicable laws or material contracts as a result of entering into the merger agreement and consummating the merger;

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the accuracy of the information supplied by such party for inclusion or incorporation by reference into this proxy statement; and

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the absence of undisclosed broker’s, finder’s, financial advisor’s or other similar fees or commissions in connection with the transactions contemplated by the merger agreement.

In addition to the foregoing, the merger agreement contains representations and warranties made by the Company to Parent and the merger subsidiary, including regarding:
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the due incorporation or organization, good standing, power and authority and qualifications of the Company’s subsidiaries;

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the Company’s and its subsidiaries’ capitalization and capital structure;

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the authority of the Company to execute and deliver the agreements contemplated by the merger agreement, approval of the merger agreement by the Board and recommendation that the stockholders vote to adopt the merger agreement;

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internal controls over financial reporting;

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the accuracy and sufficiency of the reports and financial statements filed with the SEC;

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the absence of certain changes or events;

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the absence of a Company material adverse effect (as defined below)

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intellectual property matters;

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IT systems and data privacy;

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real property;

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material contracts;

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certain legal proceedings and government or court orders;

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compliance with applicable laws;

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compliance with trade control and anticorruption laws;

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the possession and validity of permits necessary for the conduct of the Company’s businesses;

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tax matters;

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employee compensation and benefits matters;

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labor and employment matters;

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environmental matters;

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insurance;

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the stockholder approvals required to consummate the merger;

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the receipt of Canaccord Genuity’s opinion;

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compliance with the terms of the Company’s PPP loan and other related matters; and

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the inapplicability of anti-takeover provisions to the merger agreement, the other agreements contemplated by the merger agreement and the transactions contemplated thereby.

In addition, the merger agreement contains representations and warranties made by Parent and the merger subsidiary to the Company, including regarding:
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sufficiency of funds held by Parent and the merger subsidiary to satisfy their obligations under the merger agreement;

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Parent not being an “interested stockholder” of the Company; and

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the merger subsidiary’s capitalization, capital structure and activities.

Significant portions of the representations and warranties of the Company are qualified as to “materiality,” a “Company material adverse effect” or the “knowledge” of the Company, and certain portions of the representations and warranties of Parent and the merger subsidiary are qualified as to “materiality,” a “Parent material adverse effect” or the “knowledge” of the Parent or the merger subsidiary, as applicable.
Under the merger agreement, a “Company material adverse effect” means any effect, change, event, occurrence, circumstance, condition, state of facts or development that, individually or when taken together with any other effect, change, event, occurrence, circumstance, condition, state of facts or development, (i) does or would reasonably be expected to prevent or materially impair or materially delay the consummation of the merger by the Company prior to the end date or (ii) is or would reasonably be expected to be materially adverse to the business, operations, assets, liabilities, financial condition or results of operations of the Company and its subsidiaries taken as a whole. For purposes of the foregoing clause (ii), the following events, to the extent arising after the date of the merger agreement, will be taken into account in determining whether there is a Company material adverse effect:
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changes in the Company’s stock price or trading volume, in and of themselves (but not, in each case, the underlying cause of such change, unless such underlying cause would otherwise be excepted from this definition);

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any failure by the Company to meet, or changes to, published revenue, earnings or other financial projections, or any failure by the Company to meet any internal budgets, plans or forecasts of revenue, earnings or other financial projections, in each case in and of itself (but not, in each case, the underlying cause of such failure, unless such underlying cause would otherwise be excepted from this definition);

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general business, economic or political conditions in the United States or any other country or region in the world, or changes therein*;

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conditions in the financial, credit, banking, capital or currency markets in the United States or any other country or region in the world, or changes therein, including (1) changes in interest rates in the United States or any other country and changes in exchange rates for the currencies of any countries and (2) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world*;

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changes in general conditions in an industry in which the Company and its subsidiaries operate*;

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acts of hostilities, war, sabotage or terrorism (including any outbreak, escalation or general worsening of any such acts of hostilities, war, sabotage or terrorism) in the United States or any other country or region in the world*;

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earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural or man-made disasters or acts of God or weather conditions in the United States or any other country or region in the world, or any escalation of the foregoing*;

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any epidemic, pandemic or other similar outbreak (including continuation or escalation of the COVID-19 pandemic) in the United States or any country or region in the world where the Company and its subsidiaries have material operations, or any escalation of the foregoing*;

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the execution or announcement of the merger agreement or the pendency or consummation of the merger, including their impact on the relationships, contractual or otherwise, of the Company and its subsidiaries with employees, customers, contractors, lenders, suppliers, vendors or partners, or the identity of Parent or any of its Affiliates as the acquirer of the Company (except that this clause does not apply with respect to any representation or warranty in the merger agreement which addresses the consequences of the execution and delivery of the merger agreement or the consummation of the merger, or the performance of obligations pursuant to the merger agreement);

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any action taken by the Company at the written request of Parent that is not expressly required to be taken by the terms of the merger agreement;

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any action expressly required to be taken by the Company by the terms of the merger agreement and that are necessary for purposes of consummating the merger;

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changes in Law*;

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changes or proposed changes in GAAP or other accounting standards (or the enforcement or interpretation thereof)*; and

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any legal proceeding involving the Company, the Board, any of its committees or any of the Company’s directors or officers, relating to the merger or the merger agreement, or disclosures of a party relating to such transactions (“transaction litigation”).

In the cases above that are marked with an asterisk, such effect, change, event, occurrence, circumstance, condition, state of facts or development may be taken into account in determining if there is a Company material adverse effect, to the extent that the Company and its subsidiaries are materially disproportionally affected relative to other similarly situated companies in the industry in which the Company and its subsidiaries operate, in each case only to the extent of any such incremental disproportionate impact.
Under the merger agreement, a “Parent material adverse effect” means any effect, change, event, occurrence, circumstance, condition, state of facts or development that, individually or when taken together with all other effect, change, event, occurrence, circumstance, condition, state of facts or development, does or would reasonably be expected to prevent or materially impair or materially delay the consummation of the merger by Parent prior to the end date.
The representations and warranties of the Company, Parent and the merger subsidiary will expire upon the effective time of the merger.
Covenants Regarding Interim Operations of the Company Pending the Effective Time
From the date of the merger agreement through the earlier of the effective time of the merger or the date of termination of the merger agreement, the Company and its subsidiaries are required to conduct their business in the ordinary course consistent with past practice and use commercially reasonable efforts to preserve intact their current business organization, keep available the services of their directors, officers, employees and consultants and maintain their existing business relationships and goodwill with those persons having significant business relationships with it.
In addition, during such period, the Company and its subsidiaries are not permitted to take a number of specified material actions, except for certain specified actions previously disclosed to Parent or except with the prior written consent of Parent, as expressly required by the merger agreement or in certain cases as required to comply with laws, orders or directives of governmental entities in connection with or in response to the COVID-19 pandemic. The material actions that the Company and its subsidiaries are not so permitted to take include the following:

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amend their organizational documents (whether by merger, consolidation or otherwise);

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declare, set aside or pay dividends on, or make any other distributions in respect of, or enter into any agreement with respect to the voting of securities, other than (i) dividends and distributions by a direct or indirect wholly owned subsidiary of the Company to its equity holders and (ii) distributions directly resulting from the vesting or exercise of Leaf Group Options or Leaf Group RSUs;

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split, combine or reclassify any capital stock;

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issue or authorize the issuance of any securities;

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purchase, redeem or otherwise acquire any securities of the Company or its subsidiaries, except for acquisitions of shares of common stock in satisfaction of the applicable exercise price or withholding taxes with respect to any Leaf Group Options or Leaf Group RSUs;

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issue, deliver, sell, grant, pledge, transfer, subject to any lien or obligation or dispose of any securities, other than the issuance of shares of common stock upon the exercise or settlement of any Leaf Group Options or Leaf Group RSUs;

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amend any term of any securities of the Company or its subsidiaries or of any award under any employee benefit plan;

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adopt a plan or agreement of, or resolutions providing for or authorizing, complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

•
except to the extent required by the terms of an existing employee benefit plan: (i) increase the salary, wages, benefits, bonuses or other compensation payable to any employee or non-employee service provider, except for increases in cash compensation in the ordinary course of business consistent with past practice; (ii) adopt, enter into, terminate or amend any collective bargaining agreement or benefit plan; (iii) pay to any employee or non-employee service provider any benefit or amount other than regular salary or wages or grant any such person any award under any benefit plan; (iv) take any action to fund or in any other way secure the payment of compensation or benefits under any employee plan or contract; (v) take any action to accelerate the vesting or payment of any compensation or benefit under any benefit plan; (vi) materially change any actuarial or other assumption used to calculate funding obligations with respect to any benefit plan or change the manner in which contributions to any benefit plan are made or the basis on which such contributions are determined; (vii) make any material determination under any benefit plan that is inconsistent with the ordinary course of business consistent with past practice; (viii) hire any employee at the level of senior vice president or above or terminate, other than for cause, the employment of any employee at the level of senior vice president or above; or (ix) induce, or attempt to induce, any employee or non-employee service provider to terminate his or her employment or engagement;

•
acquire any business, assets or capital stock of any person or division thereof, other than supplies or inventory in the ordinary course of business consistent with past practice;

•
sell, lease, license, pledge, transfer, assign, abandon, allow to lapse or expire, fail to maintain, covenant not to assert, subject to any lien or obligation or otherwise dispose of any patents, trademarks, copyrights, trade secrets, rights of publicity and privacy or other intellectual property rights, or other assets or properties except (i) in the ordinary course of business pursuant to existing contracts, (ii) non-exclusive licenses that are merely incidental to the transaction contemplated by a contract entered into in the ordinary course of business consistent with past practice, (iii) sales of inventory or used equipment in the ordinary course of business consistent with past practice, (iv) permitted liens incurred in the ordinary course of business consistent with past practice;

•
extend, amend, waive, cancel or modify any rights in intellectual property in a manner that is adverse to the Company or its subsidiaries;

•
fail to diligently prosecute any intellectual property application or registration or licensed rights to intellectual property for which the Company or its subsidiaries controls the prosecution thereof, subject to certain limited exceptions applicable to immaterial items;

•
divulge, furnish or make accessible any intellectual property that constitutes trade secrets, other than in the ordinary course of business consistent with past practice, to any third party that is subject to an enforceable written agreement to maintain the confidentiality of such trade secrets;

•
enter into, amend in any material respect or voluntarily terminate any material contract, except for renewals of existing contracts on substantially similar (or more favorable to the Company) terms made in the ordinary course of business consistent with past practice;

•
waive, release or assign any material rights, claims or benefits of the Company or its subsidiaries;

•
fail to keep in full force and effect all material insurance policies maintained by the Company or its subsidiaries, other than such policies that expire by their terms (in which event the Company or its subsidiary must use commercially reasonable efforts to renew, replace or extend such policies) or changes to such policies made in the ordinary course consistent with past practice;

•
change any of the accounting methods used by the Company, except for such changes that are required by GAAP or Regulation S-X promulgated under the Exchange Act, in each case as agreed to by its independent public accountants;

•
create, incur, assume, suffer to exist or otherwise become liable with respect to any indebtedness (as defined in the merger agreement) for borrowed money or guarantees thereof, or issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company or its subsidiaries, except in respect of indebtedness owing by any wholly owned subsidiary of the Company to the Company or another wholly owned subsidiary of the Company;

•
assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person (other than the Company or its subsidiaries);

•
enter into any amendment or other modification to the material terms of any material indebtedness for borrowed money of the Company or its subsidiaries;

•
incur any capital expenditures, other than capital expenditures on a quarterly basis for each fiscal quarter as set forth in a capital expenditure separately disclosed to Parent pursuant to the merger agreement;

•
settle, or offer or propose to settle, (i) any dispute, claim or legal proceeding (except with respect to immaterial routine matters in the ordinary course of business), (ii) any legal proceeding by any stockholder of the Company or other dispute against the Company or any of its officers or directors and its stockholders or (iii) any transaction litigation;

•
make, change or rescind any material tax election, change any annual tax accounting period, adopt or change any material method of tax accounting, amend any income or other material tax returns except to the extent otherwise required by law, extend the statute of limitations with respect to any income or other material tax return (other than pursuant to extensions of time to file such tax returns obtained in the ordinary course of business), enter into any closing agreement with respect to a material tax, settle or compromise any material tax claim, audit or assessment, surrender any right to claim a material tax refund, secure an extension or expansion of the Company’s PPP loan or incur any similar indebtedness, or claim any other tax relief or tax benefit under any law that grants to any person the ability to (i) defer any taxes or (ii) borrow or otherwise secure financing as a result of, or in connection with, the effects of the COVID-19 pandemic, including under the CARES Act, the Families First Coronavirus Response Act, the Consolidated Appropriations Act of 2021, and the American Rescue Plan Act of 2021; and

•
effect any extraordinary transactions that are inconsistent with past custom and practice or that could result in tax liability to Parent, the Company or any of its subsidiaries or any of their respective affiliates in a taxable period (or portion thereof) beginning after the consummation of the merger in excess of tax liability associated with the conduct of its business in the ordinary course consistent with past practice.

No-Shop; Board Recommendation Change
No-Shop
The Company will not, and is required to cause its subsidiaries and its and their officers, directors and employees, and other representatives and advisors not to, directly or indirectly:
•
solicit, initiate, propose, knowingly encourage or knowingly take any action designed to facilitate the submission or announcement of any acquisition proposal (as defined below) or inquiry, indication of interest or request for information thereof (referred to as an “acquisition inquiry”);

•
furnish any information regarding the Company and its subsidiaries or afford access to their business, properties, assets, books or records to any third party in connection with, for the purpose of encouraging, or in response to, an acquisition proposal or acquisition inquiry;

•
engage in, continue or otherwise participate in any discussions or negotiations with any person with respect to, or otherwise cooperate with, any acquisition proposal or acquisition inquiry; or

•
amend or grant any waiver or release under any standstill or similar agreement with respect to any class of securities of the Company or any of its subsidiaries or Company Subsidiary Securities, except that if the Board determines in good faith, after consultation with its outside legal counsel, that the failure to amend or grant any waiver or release under any such standstill or similar agreement would be inconsistent with the directors’ fiduciary duties under the DGCL, the Company may then take such action to the extent necessary to permit a third party to make, on a confidential basis to the Board, an acquisition proposal, conditioned upon such third party agreeing to disclosure of such acquisition proposal to Parent.

Additionally, the Company must, and is required to cause each of its subsidiaries and its and their directors, employees, investment bankers, attorneys, accountants, consultants, agents, and other advisors or representatives to, immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any third party relating to any acquisition proposal or acquisition inquiry, and use its commercially reasonable efforts to cause any such third party or its representatives in possession of confidential information furnished to such person by or on behalf of the Company to return or destroy all such information as promptly as practicable. The Company must also promptly terminate all physical and electronic “data room” or similar access previously granted to any such persons.
However, prior to the adoption of the merger agreement by the Company’s stockholders, the Company and its officers, directors, employees, investment bankers, attorneys, accountants, consultants, agents, and other advisors or representatives may engage in discussions or negotiations and provide information in response to an unsolicited bona fide written acquisition proposal received after the date of merger agreement that did not arise from or in connection with a breach of the Company’s non-solicitation covenants described above, if: (i) the Company and the relevant third party enter into a confidentiality agreement containing terms not less restrictive in the aggregate than the terms of the confidentiality agreement entered into with Parent and which does not include any exclusivity provisions and does not prohibit the Company from satisfying any of its obligations under the merger agreement and (ii) the Board (or a committee thereof) determines in good faith, after consultation with the Company’s outside legal counsel and an independent financial advisor of nationally recognized reputation, that such acquisition proposal either constitutes a superior proposal (as defined below) or would reasonably be expected to lead to a superior proposal. Substantially concurrently with providing any material non-public information to such third party, the Company must make the same information available to Parent (to the extent not previously provided to Parent).
As used in the merger agreement, the term “acquisition proposal” means any indication of interest, proposal or offer from any person or group contemplating or otherwise relating to:
•
the acquisition of 15% or more of any class of the equity interests in the Company (by vote or by value) by a third party;

•
any merger, consolidation, business combination, reorganization, share exchange, sale of assets, recapitalization, equity investment, joint venture, liquidation, dissolution or other transaction that would result in any third party acquiring assets (including capital stock of or interest in any subsidiary of the Company) representing, directly or indirectly, 15% or more of the net revenues, net income or assets of the Company and its subsidiaries taken as a whole;
•
the acquisition (whether by merger, consolidation, equity investment, share exchange, joint venture or otherwise) by any third party, directly or indirectly, of any class of equity interest in any entity that holds assets representing, directly or indirectly, 15% or more of the net revenues, net income or assets of the Company and its subsidiaries, taken as a whole;

•
any tender offer or exchange offer, as such terms are defined under the Exchange Act, that, if consummated, would result in any third party beneficially owning 15% or more of the outstanding shares of common stock and any other voting securities of the Company (or instruments convertible to or exchangeable for 15% or more of such outstanding shares or securities);

•
any merger, consolidation, share exchange, business combination, joint venture, recapitalization, reorganization or other similar transaction involving the Company pursuant to which the stockholders of the Company immediately preceding such transaction hold less than 85% of the equity interests in the surviving or resulting entity of such transaction; or

•
any combination of the foregoing.

Also used in the merger agreement, the term “superior proposal” means any bona fide, unsolicited written acquisition proposal (with all of the references to “15%” included in the definition of acquisition proposal being replaced with references to “50%”) made after the date of the merger agreement, that the Board (or a committee thereof) determines in good faith, after consultation with the an independent financial advisor of nationally recognized reputation and outside legal counsel, and taking into consideration all of the terms and conditions and all legal, financial, regulatory and other aspects of such acquisition proposal (including any break-up fees, expense reimbursement provisions, conditions to consummation and the time likely to be required to consummate such acquisition proposal), any financing, stockholder or regulatory approvals required in connection with such acquisition proposal, and the identity of the person or group making the acquisition proposal: (i) would result in a transaction that is more favorable from a financial point of view to the holders of common stock than the merger (taking into account any revisions to the merger agreement made in writing by Parent as permitted pursuant to certain renegotiation and matching rights provided in the merger agreement) and (ii) is reasonably likely to be consummated on the terms proposed without undue delay relative to the merger.
Board Recommendation Change
Except as provided below, neither the Board nor any committee thereof may (1) make a “change in recommendation” (as defined below) or (2) cause or permit the Company to enter into an alternative acquisition agreement, or otherwise resolve or agree to do so. The term “change in recommendation” means any of the following actions:
•
withholding, withdrawing, modifying, amending or qualifying, in a manner adverse to Parent and the merger subsidiary, the Board’s recommendation that the Company’s stockholders vote in favor of the adoption of the merger agreement;

•
approving, recommending or declaring advisable any acquisition proposal;

•
failing to include in this proxy statement the Board recommendation that the Company’s stockholders vote in favor of the adoption of the merger agreement;

•
if any acquisition proposal (other than an acquisition proposal in the circumstances described in the bullet point immediately below) has been made public, failing to reaffirm the Board recommendation that the Company’s stockholders vote in favor of the adoption of the merger agreement upon request of Parent within five business days or, if earlier, prior to the special meeting;

•
failing to recommend (including by taking no position or a neutral position) against any acquisition proposal that is a tender offer or exchange offer subject to Regulation 14D under the Exchange Act within ten (10) business days after the commencement of such tender or exchange offer or, if earlier, prior to the special meeting;

•
approving or recommending, or publicly declaring advisable or publicly proposing to approve or recommend, or publicly proposing to enter into any letter of intent, memorandum of understanding, agreement in principle or contract relating to an acquisition proposal (other than confidentiality agreements entered in compliance with the merger agreement);

•
publicly proposing or publicly announcing an intention to take any of the foregoing actions.

However, at any time before the Company’s stockholders adopt the merger agreement, the Board may make a change in recommendation in response to an unsolicited bona fide written acquisition proposal or cause the Company to enter into an alternative acquisition agreement concerning an acquisition proposal, but only if each of the following conditions is satisfied:
•
such acquisition proposal did not result from a breach of the Company’s non-solicitation covenants described above;

•
the Board, or a committee thereof, determines in good faith (i) after consultation with the Company’s outside legal counsel and an independent financial advisor of nationally recognized reputation, that such acquisition proposal constitutes a superior proposal and (ii) after consultation with the Company’s outside legal counsel, that in light of such acquisition proposal, a failure to make a change in recommendation or to cause the Company to enter into such alternative acquisition agreement would be inconsistent with the Board’s fiduciary obligations to the Company’s stockholders under the DGCL;

•
the Company delivers to Parent a written notice (referred to as the “superior proposal notice”) stating that the Board intends to take such action and including the identity of the person making the acquisition proposal and the material terms thereof (including copies of all material documents relating to the alternative acquisition agreement, including a copy of the proposed alternative acquisition agreement);

•
during the five business day periods following the date of Parent’s receipt of notice of such superior proposal (or in the case of a change to the financial terms or any other material terms of such proposal, within three business days), the Company makes its officers, directors, employees, investment bankers, attorneys, accountants, consultants, agents, and other advisors or representatives reasonably available for the purpose of engaging in negotiations with Parent, and the Company and such other persons must negotiate in good faith with Parent (to the extent Parent desires to negotiate) regarding a possible amendment of the merger agreement or a possible alternative transaction so that the acquisition proposal that is the subject of the superior proposal notice ceases to be a superior proposal;

•
at the end of the periods described in the bullet immediately above, the Board, or a committee thereof, determines in good faith, after taking into account any amendments to the merger agreement or a possible alternative transaction that Parent has proposed in writing, that (i) after consultation with the Company’s outside legal counsel and an independent financial advisor of nationally recognized reputation, such acquisition proposal continues to constitute a superior proposal and (ii) after consultation with the Company’s outside legal counsel, the failure to make a change in recommendation or enter into such alternative acquisition agreement would be inconsistent with the Board’s fiduciary obligations to the Company’s stockholders under the DGCL; and

•
if the Company enters into an alternative acquisition agreement concerning such superior proposal, the Company terminates the merger agreement and pays the termination fee described below.

Additionally, at any time before the Company’s stockholders adopt the merger agreement, the Board may make a change in recommendation if each of the following conditions is satisfied:
•
there occurs a “change in circumstances,” defined as any material change in circumstances occurring after the date of the merger agreement and affecting the Company that was not known to or reasonably foreseeable by the Board as of or prior to the date of the merger agreement and becomes known to the Board after the date of the merger agreement and prior to the date of the special meeting (as it may be adjourned or postponed in accordance with the merger agreement) and does not relate to, constitute or has been caused or resulted from (i) any acquisition inquiry or acquisition proposal, (ii) the Company and its subsidiaries meeting or exceeding any internal or published budgets, projections, forecasts or predictions of financial performance, (iii) changes in the price of the shares of common stock, (iv) any breach of the merger agreement by the Company, or (v) any action taken by any party pursuant to and in compliance with the covenants and agreements of the merger agreement;
•
the Board (or a committee thereof) determines in good faith, after consultation with its outside legal counsel and an independent financial advisor of nationally recognized reputation, that, in light of such change in circumstances, a failure to effect a change in recommendation would be inconsistent with the Board’s fiduciary obligations to the Company’s stockholders under the DGCL;

•
such change in recommendation is not effected prior to the fifth business day (such time period being referred to as “CIC notice period”) after Parent receives written notice from the Company with a reasonably detailed description of such change in circumstances and confirming that the Board intends to effect such change in recommendation;

•
during the CIC notice period, if requested by Parent, the Company makes its representatives reasonably available for the purpose of engaging in negotiations with Parent, and the Company and such representatives negotiate in good faith with Parent (to the extent Parent desires to negotiate) to amend the merger agreement or enter into an alternative transaction; and

•
at the end of the CIC notice period, the Board (or a committee thereof) determines in good faith, after consultation with its outside legal counsel and an independent financial advisor of nationally recognized reputation, after taking into account any amendments to the merger agreement that Parent proposes in writing to make as a result of the negotiations during the CIC notice period, that, in light of such change in circumstances, a failure to effect a change in recommendation would be inconsistent with the Board’s fiduciary obligations to the Company’s stockholders under the DGCL.

The merger agreement also requires that the Company, from the date of the merger agreement to the earlier to occur of the termination of the merger agreement and the effective time of the merger, promptly (within 24 hours) notify Parent in writing of any acquisition proposal or any acquisition inquiry, the identity of the person making the acquisition proposal or acquisition inquiry and the material terms of the acquisition proposal or acquisition inquiry. The Company also must keep Parent informed on a current basis (within 24 hours) of the status and material terms of any such proposals or offers (including any material change to the terms of such acquisition proposal or acquisition inquiry) and the status of any such discussions or negotiations, including any change in its intentions as previously notified.
Reasonable Best Efforts; Antitrust Filings
Parent, the merger subsidiary and the Company have each agreed to (i) use reasonable best efforts to make and effect all registrations, filings and submissions required to be made or effected by it or otherwise advisable pursuant to the HSR Act , other applicable antitrust laws, the Exchange Act and other applicable laws, with respect to the merger; (ii) use commercially reasonable efforts to obtain all consents and approvals required from third parties in connection with the transactions contemplated by the merger agreement; and (iii) use reasonable best efforts to cause to be taken, on a timely basis, all other actions necessary or appropriate for the purpose of consummating and effectuating the transactions contemplated by the merger agreement. The Company is not required to pay, prior to the effective time, any fee, penalty or other consideration to any person for any consent or approval required for the consummation of any of the transactions contemplated by the merger agreement.
In addition, Parent and Company have each agreed to (i) promptly provide all information requested by any governmental entity in connection with the merger or the transactions contemplated by the merger agreement and (ii) use reasonable best efforts to promptly take all actions and steps necessary to obtain and secure the expiration or termination of any applicable waiting periods under the HSR Act or other applicable antitrust laws and obtain any clearance or approval required to be obtained from the FTC, the DOJ, any state attorney general, any foreign competition authority or any other governmental entity in connection with the transactions contemplated by the merger agreement.
However, Parent is not required to take any of the following actions: (A) proposing, negotiating, committing to or effecting the sale, divesture, license, hold separate or other disposition of any asset or business; (B) permitting the Company and its subsidiaries to sell, divest, license, hold separate or otherwise dispose of any of its or their assets or businesses prior to the effective time; (C) terminating, relinquishing, modifying, transferring, assigning, restructuring, or waiving existing agreements, collaborations, relationships, ventures, contractual rights, obligations or other arrangements; (D) any other behavioral undertakings and commitments whatsoever, including creating or consenting to create any relationships, ventures, contractual rights, obligations, or other arrangements; (E) to enter, or offer to enter, into any settlement, undertaking, consent decree, stipulation or agreement with any governmental entity in connection with the transactions contemplated by the merger agreement; (F) initiating, litigating, challenging, defending or otherwise participating or taking any action with respect to any legal proceeding by, against or involving any third party or governmental entity with respect to the transactions contemplated by the merger agreement; or (G) taking any other steps or actions to defend against, vacate, modify or suspend any order of any governmental entity, including any order related to a private cause of action that would prevent the consummation of the transactions contemplated by the merger agreement. At the request of Parent, the Company will agree to, subject to and contingent upon the consummation of the merger, divest, hold separate or otherwise take or commit to take any action that limits its freedom of action with respect to, or its ability to retain, any of its businesses, services, or assets (but, absent such request, the Company will not take any such action).
Proxy Statement; Special Meeting
The Company has agreed to promptly after the later of (i) the 10-day waiting period under Rule 14a- 6(a) under the Exchange Act and (ii) the date on which the SEC confirms that it has no further comments on this proxy statement (such later date, referred to as the “clearance date”), cause the definitive version of this proxy statement to be mailed to the Company’s stockholders and, if necessary, after the definitive proxy statement is so mailed, promptly circulate amended or supplemental proxy materials and, if required in connection therewith, resolicit proxies in connection with the merger.
The Company must notify Parent promptly upon receipt of any comments from the SEC or its staff or any other governmental entities and of any request by the SEC or its staff or any other governmental entities for amendments or supplements to this proxy statement and is required to supply Parent with copies of all correspondence between it or any of its officers, directors, employees, investment bankers, attorneys, accountants, consultants, agents, and other advisors or representatives, and the SEC, or its staff or any other governmental entities with respect to this proxy statement.
The Company also agreed not to postpone or adjourn the special meeting except: (i) with the prior written consent of Parent; (ii) if at any time following the dissemination of this proxy statement, either the Company or Parent reasonably determines in good faith that the merger proposal is unlikely to be approved at the special meeting, including due to an absence of quorum, in which case each of the Company and Parent have the right to require an adjournment or postponement of the special meeting for the purpose of soliciting additional votes in favor of the merger agreement, which adjournment or postponement pursuant must not delay the special meeting by more than seven days from the prior-scheduled date or to a date on or after the fifth business day preceding the end date; or (iii) if the Board or any authorized committee thereof determines in good faith (after consultation with outside legal counsel) that the failure to adjourn, postpone or delay the special meeting would be reasonably likely not to allow sufficient time under applicable laws for the distribution of any required or appropriate supplement or amendment to this proxy statement, in which case the Company will be permitted to postpone or adjourn the special meeting by no more than two occasions and no such adjournment or postponement must delay the special meeting by more than seven days from the prior-scheduled date or to a date on or after the fifth business day preceding the end date.
Unless the Board or any committee thereof has effected a change in recommendation in compliance with the merger agreement as discussed above, the Board must recommend to holders of common stock that they vote in favor of the merger proposal so that the Company may obtain stockholder approval for the adoption of the merger agreement, and the Company is required to use commercially reasonable efforts to solicit and obtain the such stockholder approval (including by soliciting proxies from the Company’s stockholders) and to take all other action necessary or advisable to secure such stockholder approval.
The Company is required to (i) keep Parent reasonably informed with respect to proxy solicitation results and provide detailed periodic updates concerning proxy solicitation results on a timely basis and (ii) give written notice to Parent one day prior to the special meeting, and on the day of, but prior to the special meeting, indicating whether as of such date sufficient proxies have been obtained for approving the merger proposal.
Unless the merger agreement is terminated, (i) the Company is not permitted to submit to the vote of its stockholders any acquisition proposal and (ii) the obligation of the Company to duly call, give notice of, convene and hold the special meeting and mail this proxy statement (and any amendment or supplement thereto that may be required by law) to the Company’s stockholders will not be affected by any change in recommendation.
Indemnification of Directors and Officers and Insurance
Under the merger agreement, until the sixth anniversary of the effective time of the merger, Parent has agreed to cause the surviving corporation to indemnify and hold harmless each current or former director, officer or employee of the Company or its subsidiaries who has previously entered into an indemnification agreement with the Company (who are each referred to as an “indemnified party”) in respect of acts or omissions occurring at or prior to the effective time, to the fullest extent permitted by the DGCL or any other applicable law or as provided under the organizational documents of the Company and its subsidiaries in effect on the date of the merger agreement.
From the effective time of the merger until its sixth anniversary, Parent has also agreed to cause the surviving corporation to maintain officers’ and directors’ liability insurance (which is referred to as “D&O insurance”) with respect to claims arising from acts, errors or omissions that occurred at or prior to the effective time of the merger, including in respect of the transactions contemplated by the merger agreement, covering each such person currently covered by the Company’s D&O insurance policies on terms with respect to coverage and amount no less favorable in the aggregate than those of such policies in effect on the date of the merger agreement. Neither Parent nor the Company will be obligated to pay an aggregate amount for such insurance policies in excess of 300% of the amount per annum the Company paid in its last full fiscal year prior to the date of the merger agreement (referred to as the “current premium”) and if such aggregate amount for such insurance policies would at any time exceed 300% of the current premium, then the surviving corporation will cause to be maintained policies of insurance that, in the surviving corporation’s good faith judgment, provide the maximum coverage available at an aggregate amount for such insurance policies equal to 300% of the current premium. The requirement to obtain such D&O insurance will be satisfied if the Company obtains, and the Company is required to use commercially reasonable efforts to obtain, prior to the effective time, prepaid “tail” or “runoff” policies with coverage for an aggregate period of six years with respect to claims arising from acts, errors or omissions that occurred at or prior to the effective time, including in respect of the transactions contemplated by the merger agreement.
Employee Benefits Matters
The merger agreement provides that, from the effective time of the merger until December 31, 2021, Parent will, or will cause the surviving corporation to, provide to each employee of the Company and its subsidiaries who continues employment with the surviving corporation or one of its affiliates following the effective time (each, a “continuing employee”) with (i) (A) base salary or base hourly wage rate (as applicable) and (B) cash incentive compensation opportunity (including bonuses and commissions), in each case in an amount at least equal to the level that was provided to each such continuing employee prior to the closing date of the merger (in each case, to the extent such compensation was disclosed in the disclosure schedules delivered by the Company to Parent concurrently with the entry into the merger agreement), and (ii) other employee benefits that are comparable in the aggregate either, as determined by Parent in its sole discretion, (A) to those provided to each such continuing employee as of immediately prior to the effective time or (B) to those provided to similarly situated employees of Parent or its affiliates.
In addition, Parent must ensure that, as of the effective time, each continuing employee receives full credit for purposes of eligibility to participate, vesting, rate of and limits on vacation accrual, and severance benefits, for service with the Company or its subsidiaries (or predecessor employers to the extent the Company provides such past service credit) under the comparable employee benefit plans, programs and policies of Parent or the surviving corporation, as applicable, in which such continuing employees become participants (other than any retiree welfare benefit plans or defined benefit pension plans), except for benefit accrual (other than with respect to rate of and limits on vacation accrual and severance benefits) or to the extent that its application would result in a duplication of benefits. Parent is also required to credit to continuing employees the amount of vacation time that such employees had accrued under any applicable employee benefit plan as of the effective time.
For the calendar year in which the merger is consummated, Parent is required to use commercially reasonable efforts to cause each benefit plan maintained by Parent or the surviving corporation that is an “employee welfare benefit plan” as defined in Section 3(1) of ERISA (each, a “Parent welfare plan”) in which any continuing employee is or becomes eligible to participate to (i) waive all limitations as to pre-existing conditions, waiting periods, required physical examinations and exclusions with respect to participation and coverage requirements applicable under such Parent welfare plan for such continuing employees and their eligible dependents to the same extent that such pre-existing conditions, waiting periods, required physical examinations and exclusions would not have applied or would have been waived under the corresponding Company benefit plan in which such continuing employee was a participant immediately prior to his or her commencement of participation in such Parent welfare plan (except that eligibility conditions based on periods of employment will be governed by the immediately preceding paragraph); and (ii) provide each continuing employee and their eligible dependents with credit for any co-payments and deductibles paid in the calendar year that, and prior to the date that, such continuing employee commences participation in such Parent welfare plan in satisfying any applicable co-payment or deductible requirements under such Parent welfare plan for the applicable calendar year, to the extent that such expenses were recognized for such purposes under the comparable Company benefit plan.
Parent has agreed to cause the surviving corporation to assume and honor in accordance with their terms all obligations of the Company under all deferred compensation plans, agreements and arrangements, severance and separation pay plans, agreements and arrangements, and all written employment, severance, retention, incentive, change in control and termination agreements (including any change in control provisions therein) applicable to employees of the Company and its subsidiaries and in effect immediately prior to the effective time, in each case to the extent the same were listed in the disclosure schedules to the merger agreement delivered to Parent by the Company concurrently with the entry into the merger agreement.
Payment of Indebtedness and PPP Loan
Under the merger agreement, the Company is required to use commercially reasonable efforts to obtain forgiveness of the loan obtained from Silicon Valley Bank in April 2020 under the Paycheck Protection Program (the “PPP loan”) and to resolve any requests or concerns raised by governmental entities in connection with the PPP loan, and to keep Parent reasonably informed with respect to such matters. The Company is not permitted to take any actions that would reasonably be expected to render the PPP loan ineligible for forgiveness.
Prior to the consummation of the merger, if the PPP Loan is not forgiven or paid in full, the Company will deposit into an interest-bearing escrow account funds equal to the outstanding principal of the PPP loan and accrued interest, and enter into an escrow agreement with Silicon Valley Bank to govern the terms of such account.
The Company is required to provide Silicon Valley Bank with notice of the proposed merger, which notice was provided on April 16, 2021, and to use commercially reasonable efforts to obtain its consent in connection with the merger. If the PPP loan has not been forgiven or such consent is not obtained one business day prior to the anticipated date of consummation of the merger, Parent may require the Company to repay all amounts due and outstanding under the PPP loan.
The merger agreement also requires the Company to use commercially reasonable efforts to obtain payoff letters from each holder of any other indebtedness owing by the Company or any of its subsidiaries, for the settlement in full of any such indebtedness, effective no later than immediately prior to, and subject to the occurrence of, the effective time.
Other Agreements
The merger agreement contains additional agreements between the Company, on the one hand, and Parent and the merger subsidiary, on the other hand, relating to, among other things:
•
Parent and the merger subsidiary’s access to Company information;

•
notification of certain significant matters;

•
consultations regarding public statements and disclosure;

•
actions necessary to cause the merger subsidiary to perform its obligations under the merger agreement;

•
actions necessary to exempt the merger from reporting requirements under Rule 16b-3 of the Exchange Act;

•
the delisting of the shares of common stock from NYSE and the deregistration of the shares of common stock under the Exchange Act;

•
actions necessary to exempt the merger from antitakeover statutes that become applicable to the transaction contemplated by the merger agreement;

•
filing of tax returns and other tax matters; and

•
litigation relating to the transactions contemplated by the merger agreement.

Conditions of the Merger
The obligations of the Company, Parent and the merger subsidiary to consummate the merger are subject to the satisfaction or waiver (to the extent such waiver is permitted by applicable law) of various conditions on or prior to the effective time of the merger, including the following:
•
adoption of the merger agreement by the Company’s stockholders;

•
expiration or early termination of any applicable waiting period under the HSR Act; and

•
the absence of any legal or regulatory restraints enjoining or otherwise prohibiting or making illegal the consummation of the merger.

Parent and the merger subsidiary’s obligations to consummate the merger are subject to the satisfaction or waiver (to the extent such waiver is permitted by applicable law) of the following additional conditions:
•
the representations and warranties made by the Company relating to organization, good standing, corporate power, enforceability, the details of the equity awards granted by the Company, brokers’ fees, stockholder approval, the absence of certain filings or governmental consents being required, the receipt of the opinion of Canaccord Genuity, certain aspects pertaining to the Company’s PPP loan and antitakeover provisions being true and correct in all respects (if the same are qualified by materiality or Company material adverse effect) or in all material respects (if the same are not so qualified), in each case as of the date of the merger agreement and the date on which the closing occurs as if made on and as of such date;

•
the representations and warranties made by the Company relating to the absence of any Company material adverse effect being true and correct in all respects as of the date of the merger agreement and the date on which the closing occurs as if made on and as of such date;

•
the representations and warranties made by the Company relating to the Company’s and its subsidiaries’ capitalization and capital structure (other than with respect to the details of the equity awards granted by the Company) being true and correct in all but de minimis respects as of the date of the merger agreement and the date on which the closing occurs as if made on and as of such date;

•
all the other representations and warranties made by the Company in the merger agreement being true and correct as of the date of the merger agreement and the date on which the closing occurs as if made on and as of such date, except for such failures to be true and correct that would not have a Company material adverse effect;

•
the Company’s performance and compliance in all material respects with all covenants, obligations and agreements required to be performed or complied with by the Company in accordance with the merger agreement;

•
the absence of a Company material adverse effect having occurred after the date of the merger agreement that is continuing as of the time of such consummation; and

•
receipt by Parent and the merger subsidiary of a certificate signed by an executive officer of the Company certifying to the satisfaction of the six conditions mentioned immediately above.

The Company’s obligations to consummate the merger are subject to the satisfaction or waiver of the following additional conditions:
•
the representations and warranties made by Parent and the merger subsidiary relating to organization, good standing, corporate power, enforceability, brokers’ fees and the absence of certain filings or governmental consents being required being true and correct in all respects (if the same are qualified by materiality or Parent material adverse effect) or in all material respects (if the same are not so qualified), in each case as of the date of the merger agreement and the date on which the closing occurs as if made on and as of such date;

•
all the other representations and warranties made by Parent and the merger subsidiary in the merger agreement being true and correct as of the date of the merger agreement and the date on which the closing occurs as if made on and as of such date, except for such failures to be true and correct that would not have a Parent material adverse effect;

•
Parent’s and the merger subsidiary’s performance and compliance in all material respects with all covenants and obligations required to be performed or complied with by Parent and the merger subsidiary in accordance with the merger agreement; and

•
receipt by the Company of a certificate signed by a senior executive officer of Parent certifying to the satisfaction of the three conditions mentioned immediately above.

The merger agreement does not contain any financing-related closing condition.
The Company, Parent and the merger subsidiary can provide no assurance that all of the conditions precedent to the merger will be satisfied or waived by the party permitted to do so.
Termination
The merger agreement may be terminated at any time prior to the effective time of the merger in the following circumstances:
•
by mutual written consent of Parent and the Company;

•
by either Parent or the Company if:

•
the merger is not consummated on or before August 31, 2021 (the “end date”), but no party will be permitted to terminate the merger agreement on this basis if such party’s breach of the merger agreement has been the primary cause of, or primarily resulted in, the closing to not have occurred on or before the end date (referred to as the “end date termination”);

•
there is any law enacted after the date of the merger agreement and remaining in effect that makes the merger illegal or that prohibits the consummation of the merger, or any court of competent jurisdiction or other governmental entity issues a final and nonappealable order or takes any other action, in either case permanently restraining, enjoining, or otherwise prohibiting the merger. No party will be permitted to terminate the merger agreement on this basis if such party’s breach of the merger agreement has been the primary cause of, or primarily resulted in, any such order or action;

•
upon a vote at a duly held meeting to obtain the requisite approval of the Company’s stockholders, the Company’s stockholders fail to adopt the merger agreement, taking into account any adjournment or postponement thereof (referred to as a “stockholder vote termination”);

•
by Parent if:

•
at any time prior to the receipt of the requisite stockholder approval for the adoption of the merger agreement, the Board effects a change in recommendation (referred to as a “recommendation change termination”);

•
at any time prior to the receipt of the requisite stockholder approval for the adoption of the merger agreement, the Company materially breaches any of its covenants and agreements in the no-shop provisions in the merger agreement (referred to as a “no-shop breach termination”); or

•
the Company breaches or fails to perform any of its representations, warranties or covenants contained in the merger agreement, which breach or failure to perform (i) would give rise to the failure of any of the closing conditions and (ii) cannot be or has not been cured within 20 business days (or, if earlier, the end date) after the giving of written notice to the Company of such breach (as long as Parent is not then in breach of any representation, warranty or covenant contained in the merger agreement that would give rise to a Parent breach termination, as defined below) (referred to as a “Company breach termination”); and

•
by the Company if:

•
prior to the receipt of the requisite stockholder approval for the adoption of the merger agreement, the Company receives a superior proposal and determines to terminate the merger agreement in order to immediately enter into a binding and definitive agreement for such superior proposal, in which case the Company must prior to or concurrently with such termination pay to Parent the termination fee (as discussed below) (referred to as a “superior proposal termination”); or

•
Parent breaches or fails to perform any of its representations, warranties or covenants contained in the merger agreement, which breach or failure to perform (i) would give rise to the failure of any of the closing conditions and (ii) cannot be or has not been cured within 20 business days (or, if earlier, the end date) after the giving of written notice to Parent of such breach (as long as the Company is not then in breach of any representation, warranty or covenant in the merger agreement that would give rise to a Company breach termination) (referred to as a “Parent breach termination”);

Effect of Termination
If the merger agreement is terminated by Parent or the Company, the merger agreement will terminate, be of no further force or effect without liability or obligation of any party (or any officers, directors, employees, investment bankers, attorneys, accountants, consultants, agents, and other advisors or representatives of such party), except for the provisions relating to payment of the termination fee (as discussed below), Parent’s confidentiality obligations and certain other general or miscellaneous provisions of the merger agreement, each of which will survive such termination in accordance with their respective terms.
Termination of the merger agreement will not relieve any party from any liabilities or damages arising out of such party’s fraud or such party’s knowing and intentional material breach of the merger agreement, in each case which material breach is a proximate cause of, or is a consequence of, an act or failure to act by such party with the knowledge that the taking of such act or failure to take such act would, or would reasonably be expected to, proximately cause a breach of the merger agreement (referred to as a “willful breach”).
Termination Fee
The Company is required to pay to Parent the termination fee of $12,900,000 if the merger agreement is terminated in the following circumstances, at the times specified below:
•
If Parent terminates the merger agreement pursuant to the recommendation change termination, in which case the termination fee must be paid within two business days of such termination;

•
If Parent terminates the merger agreement pursuant to the no-shop breach termination, in which case the termination fee must be paid within two business days of such termination;

•
If the Company terminates the merger agreement pursuant to a superior proposal termination, in which case the termination fee must be paid concurrently with such termination, and as a condition to the effectiveness of such termination;

•
If either party terminates the merger agreement pursuant to the stockholder vote termination or the Company terminates the merger agreement pursuant to the end date termination, in each case if at the time of such termination Parent had the right to terminate the merger agreement pursuant to the recommendation change termination or the no-shop breach termination, in which case the termination fee must be paid concurrently with such termination; or

•
If an acquisition proposal has been made to the Company or to the Board or has otherwise been publicly announced (which proposal has not been withdrawn at the time of the event giving rise to the relevant termination right) and thereafter (i) the merger agreement is terminated pursuant to the end date termination, the stockholder vote termination or the Company breach termination and (ii) within 12 months of such termination the Company or any of its subsidiaries enters into an acquisition agreement with respect to any acquisition proposal (solely for purposes of this provision, all references to 15% in the definition of “acquisition proposal” are instead deemed references to 50%), subject to certain limitations. In this case, the termination fee must be paid immediately prior to or concurrently with the events described in clause (ii) in the immediately preceding sentence.

In the event that the Company fails to pay the termination fee when due, the Company is required to pay to Parent (or its designee) (i) interest on such unpaid termination fee, commencing on the date that the termination fee became due, at a rate equal to the “prime rate” as published in The Wall Street Journal, Eastern Edition, in effect on the date such payment was required to be made through the date of actual payment (calculated daily on the basis of a year of 365 days and the actual number of days elapsed, without compounding) and (ii) all of Parent’s costs and expenses (including reasonable attorneys’ fees, costs and expenses) in connection with any legal proceeding commenced by Parent to recover any portion of the amounts due relating to the payment of the termination fee and which legal proceeding results in a judgment against the Company.
The parties have agreed that, if the merger agreement is terminated in circumstances requiring the payment of the termination fee and if such fee is paid to Parent, then the receipt of such fee will be Parent’s sole and exclusive remedy and that none of Parent, the merger subsidiary or any of their respective affiliates or any other person will be entitled to bring or maintain any legal proceeding against the Company or any of its affiliates for damages or any equitable relief arising out of or in connection with the merger agreement or any transactions contemplated by the merger agreement or any matters forming the basis for such termination (except that payment of the termination fee will not relieve the Company of any liability or damages resulting from or arising out of its willful breach or any fraud, but in no event will Parent be entitled to receive both the termination fee and monetary damages as a result of the Company’s willful breach or any fraud).
Amendment; Waiver
The merger agreement may be amended, modified, supplemented or waived prior to the effective time by the parties at any time by an instrument in writing signed by the parties to the merger agreement, or in the case of a waiver, signed by each party against whom the waiver is to be effective except that, following the adoption of the merger agreement by the Company’s stockholders, the merger agreement may not be amended in any manner which by law requires further approval by the Company’s stockholders without further approval by such stockholders.
The failure of any party to the merger agreement to assert any of its rights under the merger agreement or otherwise will not constitute a waiver of such rights.
Specific Performance
The parties to the merger agreement agreed that they will be entitled to an injunction, specific performance and other equitable relief to prevent breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement, in addition to any other remedy to which they are entitled at law or in equity.
Governing Law
The merger agreement is governed by and construed in accordance with the laws of the State of Delaware.

AGREEMENTS RELATED TO THE MERGER
Voting Agreement
Concurrently with the execution of the merger agreement, Parent entered into the voting agreement with the Company’s directors and executive officers as of the date of the merger agreement, who are: Sean Moriarty, Brian Gephart, Brian Pike, Adam Wergeles, Deborah Benton, Jennifer Schulz, Beverly K. Carmichael, Rob Krolik, Suzanne Hopgood and Harold Logan. As of the record date, these directors and executive officers of the Company collectively held in the aggregate approximately 766,821 shares of common stock, or approximately 2.1% of the outstanding shares of common stock at such time.
The voting agreement provides that, among other things, each of the stockholders party thereto will appear or cause its shares of common stock to be counted as present at any meeting of the stockholders of the Company and to vote or cause to be voted, all of the shares of common stock beneficially owned by such stockholder (including by written consent if applicable): (i) in favor of the merger proposal (or in favor of the adjournment proposal if there are not sufficient votes for approval of the merger agreement); and (ii) against (A) any acquisition proposal or any agreement related thereto; (B) any election of new directors to the Board, other than nominees to the Board who are serving as directors of the Company on the date of the voting agreement or who are nominated for election by a majority of the Board, or as otherwise provided in the merger agreement; (C) any action, proposal, transaction or agreement that would reasonably be expected to result in a material breach of any covenant, representation or warranty of such stockholder under the voting agreement or of the Company under the merger agreement; (D) any of the following actions (other than the transactions contemplated by the merger agreement): (1) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any of its subsidiaries, (2) any sale, lease, license or other transfer of a material amount of the assets of the Company or any of its subsidiaries, taken as a whole, and (3) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its subsidiaries; and (E) any corporate action the consummation of which would reasonably be expected to prevent or materially impair or delay the consummation of the merger prior to the end date.
Each stockholder party to the voting agreement also agreed not to (i) directly or indirectly, take any action or omit to take any action that the Company is not permitted to take or omit to take pursuant to the Company’s no-shop covenants in the merger agreement; (ii) without the prior written consent of Parent, directly or indirectly, grant any proxies, consents, powers of attorney, rights of first offer or refusal or enter into any voting trust or voting agreement or arrangement with respect to the voting of common stock (other than as set forth in the voting agreement); (iii) sell (including short sell), assign, transfer, tender, pledge, encumber, grant a participation interest in, hypothecate, place in trust or otherwise dispose of (including by gift), whether voluntarily or by operation of law, or limit his or her right, title or interest or right to vote in any manner with respect to (except, in each case, by will or under the laws of intestacy) any common stock (collectively “transfer”), subject to certain limited exceptions; (iii) enter into any contract with respect to the direct or indirect transfer of any common stock; or (iv) otherwise permit any liens to be created on any common stock held by him or her.
Each of the stockholders party to the voting agreement also agreed not to (i) directly or indirectly, take any action or omit to take any action that the Company is not permitted to take or omit to take pursuant to the Company’s no-shop covenants in the merger agreement; (ii) without the prior written consent of Parent, directly or indirectly, grant any proxies, consents, powers of attorney, rights of first offer or refusal or enter into any voting trust or voting agreement or arrangement with respect to the voting of common stock (other than as set forth in the voting agreement); (iii) sell (including short sell), assign, transfer, tender, pledge, encumber, grant a participation interest in, hypothecate, place in trust or otherwise dispose of (including by gift), whether voluntarily or by operation of law, or limit his or her right, title or interest or right to vote in any manner with respect to (except, in each case, by will or under the laws of intestacy) any common stock (collectively “transfer”); (iii) enter into any contract with respect to the direct or indirect transfer of any common stock; or (iv) otherwise permit any liens to be created on any common stock.
The voting agreement will automatically terminate and become void and of no further force or effect on the earlier of upon the earlier of the consummation of the merger, the termination of the voting agreement by written notice by Parent and the termination of the merger agreement in accordance with its terms. A stockholder party to the voting agreement may also terminate the voting agreement with respect to himself or herself upon the entry by Parent without the prior written consent of such stockholder into any amendment, waiver or modification of the merger agreement that results in (i) a change in the form of consideration to be paid thereunder or (ii) a decrease in the merger consideration.
A copy of the form of voting agreement is attached as Annex D to the proxy statement. We encourage you to read the proxy statement, the accompanying annexes and any documents incorporated by reference in the proxy statement carefully and in their entirety.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2021 for:
•
each person, or group of affiliated persons, who we know beneficially owns more than 5% of our outstanding shares of common stock;

•
each of our directors;

•
each of our named executive officers; and

•
all of our current directors and executive officers as a group.

Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 35,848,024 shares of common stock outstanding as of March 31, 2021. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to (i) Leaf Group Options held by that person or entity that are currently exercisable or exercisable within 60 days of March 31, 2021 and/or (ii) Leaf Group RSUs held by that person or entity that are currently vested or will vest within 60 days of March 31, 2021. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Leaf Group Ltd., 1655 26th Street, Santa Monica, California 90404.
Name of Beneficial Owner	Shares of Common Stock Owned	Rights to Acquire Common Stock(1)	Total Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
5% Stockholders
Entities affiliated with Oak Investment Partners(2)(6)	3,717,674	—	3,717,674	10%
Entities affiliated with Osmium Partners(3)(6)	2,908,838	—	2,908,838	8%
Entities affiliated with Madison Avenue International LP(4)	2,289,999	—	2,289,999	6%
Entities affiliated with Viex Capital Advisors, LLC(5)(6)	2,282,045	—	2,282,045	6%
Directors and Named Executive Officers
Sean Moriarty(7)	427,033	1,074,234	1,501,267	4%
Brian Gephart(8)	10,511	12,498	23,009	*
Brian Pike(9)	205,460	209,667	415,127	1%
Deborah Benton(10)	8,293	22,553	30,846	*
Beverly K. Carmichael(11)	9,929	26,475	36,404	*
Suzanne Hopgood	—	—	—	—
Rob Krolik	—	—	—	—
Harold Logan	—	—	—	—
Jennifer Schulz(12)	31,423	57,143	88,566	*
All current executive officers and directors as a group (10 persons)	743,364	1,410,070	2,153,434	6%

*
Represents beneficial ownership of less than 1%.

(1)
Represents shares which the person or group has a right to acquire within sixty (60) days of March 31, 2021, upon the exercise of Leaf Group Options or the vesting of Leaf Group RSUs. Does not include Leaf Group RSUs that vest more than sixty (60) days after March 31, 2021.

(2)
Based upon Schedule 13D filed with the SEC on June 22, 2020 and Schedule 13D/A filed with the SEC on April 8, 2021, each by Oak Investment Partners XI, Limited Partnership (“Oak XI”), Oak Associates XI, LLC (“Oak XI LLC”), Oak Investment Partners XII, Limited Partnership (“Oak XII”), Oak Associates XII, LLC (“Oak XII LLC”), Oak Management Corporation (“Oak Management”), Bandel L. Carano, Edward F. Glassmeyer, Fredric W. Harman, Ann H. Lamont, and Grace A. Ames. Includes (i) 2,948,287 shares held by Oak XI and (ii) 769,387 shares held by Oak XII. Oak XI LLC is the general partner of Oak XI and may be deemed to share voting and dispositive power over the shares held by Oak XI. Oak XII LLC is the general partner of Oak XII and may be deemed to share voting and dispositive power over the shares held by Oak XII. Oak Management is the manager of Oak XI and Oak XII and may be deemed to share voting and dispositive power over the shares held by Oak XI and Oak XII. Bandel L. Carano, Edward F. Glassmeyer, Fredric W. Harman and Ann H. Lamont are the managing members of Oak XI LLC, and, as such, may be deemed to possess shared beneficial ownership of the shares held by Oak XI. Bandel L. Carano, Edward F. Glassmeyer, Fredric W. Harman, Ann H. Lamont, and Grace A. Ames (together, the “Oak Managing Members” and, together with Oak XI, Oak XI LLC, Oak XII, Oak XII LLC and Oak Management, “Oak”) are the managing members of Oak XII LLC and, as such, may be deemed to possess shared beneficial ownership of the shares held by Oak XII. The address of each of the entities and individuals listed is c/o Oak Management Corporation, 901 Main Avenue, Suite 600, Norwalk, CT 06851.

(3)
Based upon a Schedule 13D/A filed with the SEC on April 8, 2021 by John H. Lewis (“Mr. Lewis”), Osmium Partners, LLC (“Osmium Partners”), Osmium Capital, LP (“Osmium Capital”), Osmium Capital II, LP (“Osmium Capital II”), Osmium Spartan, LP (“Osmium Spartan”) and Osmium Diamond, LP (“Osmium Diamond” and together with Mr. Lewis, Osmium Partners, Osmium Capital, Osmium Capital II, LP and Osmium Spartan, “Osmium”). Osmium Partners and Mr. Lewis may be deemed to share with Osmium Capital, Osmium Capital II, Osmium Spartan and Osmium Diamond (and not with any third party) the power to vote or direct the vote of and to dispose or direct the disposition of the 1,059,336 shares of common stock, 433,574 shares of common stock, 438,954 shares of common stock and 882,626 shares of common stock reported on such Schedule 13D/A, respectively. The address of each of the entities listed and Mr. Lewis is 300 Drakes Landing Road, Suite 172, Greenbrae, CA 94904.

(4)
Based upon a Schedule 13D filed with the SEC on March 12, 2021 by Madison Avenue International LP (“Madison International”), Madison Avenue Partners, LP (“Madison Partners”), EMAI Management, LLC (“Madison Management”), Madison Avenue GP, LLC (“Madison GP”), Caraway Jackson Investments LLC (“Caraway”) and Eli Samaha (“Mr. Samaha”). Includes 2,289,999 shares held by Madison International. Madison Partners is the investment manager of Madison International; Madison GP is the general partner of Madison International; Madison Management is the general partner of Madison Partners; Caraway owns Madison GP; and Mr. Samaha is the non-member manager of Madison GP and the managing member of Madison Management. As a result, (i) each of Madison Partners and Madison GP may be deemed to beneficially own the shares held by Madison International, (ii) Madison Management may be deemed to beneficially own the shares held by Madison Partners, (iii) Caraway may be deemed to beneficially own the shares held by Madison GP and (iv) Mr. Samaha may be deemed to beneficially own the shares held by each of Madison Management, Madison GP and Caraway. The principal business address of the entities listed above and Mr. Samaha is 150 East 58th St, 14th Fl, New York, NY 10155.

(5)
Based upon a Schedule 13D/A filed with the SEC on April 7, 2021 by VIEX Opportunities Fund, LP — Series One (“Series One”), VIEX GP, LLC (“Viex GP”), VIEX Capital Advisors, LLC (“Viex Capital Advisors”) and Eric Singer (“Mr. Singer” and, together with Series One, Viex GP and Viex Capital Advisors, “Viex”). Includes 2,282,045 shares held by Series One. Viex GP is the general partner of Series One; Viex Capital Advisors is the investment manager of Series One; and Mr. Singer is the management member of Viex GP and Viex Capital Advisors. The principal business address of the entities listed above and Mr. Singer is 323 Sunny Isles Blvd, Suite 700, Sunny Isles Beach, Florida 33160.

(6)
Based upon the Schedule 13D/As filed with the SEC on February 17, 2021 by each of Oak, Osmium, Viex, Michael J. McConnell and John Mutch (together, the “Stockholder Group”), on February 12, 2021, the Stockholder Group formed a “group” within the meaning of Section 13(d)(3) of the Exchange Act. According to the information described in footnotes (2), (3) and (5) above, the Stockholder Group collectively owns 8,908,557 shares, constituting approximately 24.9% of our common stock as of March 31, 2021. Members of the Stockholder Group expressly disclaimed beneficial ownership of the securities owned by such other members. Michael J. McConnell and John Mutch are not beneficial owners of shares of the Company.

(7)
Shares of common stock owned consist of 427,033 shares held directly by Mr. Moriarty. The rights to acquire common stock includes 1,063,123 shares subject to Leaf Group Options that are exercisable or will become exercisable within 60 days of March 31, 2021 and 11,111 shares subject to Leaf Group RSUs that will vest within 60 days of March 31, 2021.

(8)
Shares of common stock owned consist of 10,511 shares held directly by Mr. Gephart. The rights to acquire common stock includes 12,498 shares subject to Leaf Group RSUs that will vest within 60 days of March 31, 2021.

(9)
Shares of common stock owned consist of 205,460 shares held directly by Mr. Pike. The rights to acquire common stock includes 205,000 shares subject to Leaf Group Options that are exercisable or will become exercisable within 60 days of March 31, 2021 and 4,667 shares subject to Leaf Group RSUs that will vest within 60 days of March 31, 2021.

(10)
Shares of common stock owned consist of 8,293 shares held directly by Ms. Benton. The rights to acquire common stock includes 21,176 shares subject to Leaf Group Options that are exercisable or will become exercisable within 60 days of March 31, 2020 and 1,377 shares subject to Leaf Group RSUs that will vest within 60 days of March 31, 2021.

(11)
Shares of common stock owned consist of 9,929 shares held directly by Ms. Carmichael. The rights to acquire common stock includes 24,977 shares subject to Leaf Group Options that are exercisable or will become exercisable within 60 days of March 31, 2020 and 1,498 shares subject to Leaf Group RSUs that will vest within 60 days of March 31, 2021.

(12)
Shares of common stock owned consist of 26,423 held directly by Ms. Schulz as a result of the vesting of previously granted Leaf Group RSUs, plus an additional 5,000 shares held by Ms. Schulz which were acquired via open market purchases prior to Ms. Schulz joining the Board. The rights to acquire common stock includes 56,189 shares subject to Leaf Group Options that are exercisable or will become exercisable within 60 days of March 31, 2021 and 954 shares subject to Leaf Group RSUs that will vest within 60 days of March 31, 2021.

APPRAISAL RIGHTS
General
Under the DGCL, you have the right to demand appraisal and to receive payment in cash for the fair value of your shares of common stock as determined by the Delaware Court of Chancery, together with interest, if any, as determined by the Court, in lieu of the consideration you would otherwise be entitled to pursuant to the merger agreement, subject to the requirements and limitations set forth in Section 262 of the DGCL described herein. These rights are known as appraisal rights. Stockholders electing to exercise appraisal rights must comply with the provisions of Section 262 of the DGCL in order to perfect such rights. Strict compliance with the statutory procedures is required to perfect appraisal rights under Delaware law.
This section is intended as a brief summary of the material provisions of Delaware law pertaining to appraisal rights. The following discussion, however, is not a complete summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL that is attached as Annex C to this proxy statement and incorporated by reference herein. All references in Section 262 of the DGCL to “stockholder” are to the record holder of the shares of common stock of the Company unless otherwise indicated. The following discussion does not constitute any legal or other advice, nor does it constitute a recommendation as to whether or not a Leaf Group stockholder should exercise its right to seek appraisal under Section 262 of the DGCL.
Subject to certain exceptions specified in Section 262 of the DGCL and summarized below, holders of shares of common stock who: (1) submit a written demand for appraisal of such stockholder’s shares to the Company prior to the vote on the adoption of the merger agreement; (2) do not vote in favor of the adoption of the merger agreement; (3) continuously are the record holders of such shares through the effective time; and (4) otherwise comply with the applicable procedures and requirements set forth in Section 262 of the DGCL will be entitled to have their shares appraised by the Delaware Court of Chancery and receive payment in cash of the “fair value” of such shares (as determined by the Delaware Court of Chancery, exclusive of any element of value arising from the accomplishment or expectation of the merger) as of the completion of the merger instead of the merger consideration. Any such Leaf Group stockholder awarded “fair value” for the holder’s shares by the court would receive payment of that fair value in cash, together with interest, if any, in lieu of the right to receive the merger consideration. It is possible that any such “fair value” as determined by the Delaware Court of Chancery may be more or less than, or the same as, that which Leaf Group stockholders will receive pursuant to the merger agreement.
Section 262 of the DGCL requires that stockholders as of the record date for notice of the special meeting to vote on the adoption of the merger agreement for whom appraisal rights are available be notified not less than 20 days before the special meeting. A copy of Section 262 of the DGCL must be included with such notice. This proxy statement constitutes our notice to the Company’s stockholders of the availability of appraisal rights in connection with the merger in compliance with the requirements of Section 262 of the DGCL and a copy of the applicable statutory provisions is attached as Annex C to this proxy statement.
Stockholders who wish to exercise appraisal rights or who wish to preserve the right to do so should review the following summary and Annex C carefully. Failure to comply with the procedures of Section 262 of the DGCL in a timely and proper manner will result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of Leaf Group unless certain stock ownership conditions are satisfied by the Leaf Group stockholders seeking appraisal. Because of the complexity of the procedures for exercising the right to seek appraisal, stockholders who wish to exercise appraisal rights are urged to consult with their own legal and financial advisors in connection with compliance under Section 262 of the DGCL. A Leaf Group stockholder who loses his, her or its appraisal rights will be entitled to receive the per share price pursuant to the merger agreement without interest.
How to Exercise and Perfect Your Appraisal Rights
If you are a Leaf Group stockholder and wish to exercise the right to seek an appraisal of your shares of common stock, you must satisfy each of the following conditions:
•
You must deliver to the Company a written demand for appraisal before the vote on the merger agreement at the special meeting. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the adoption and approval of the merger agreement and the merger. Voting against or failing to vote for the adoption and approval of the merger agreement and the merger by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL. The demand must reasonably inform us of the identity of the stockholder and the intention of the stockholder to demand appraisal of his, her or its shares. A stockholder’s failure to make a written demand for appraisal before the vote with respect to the merger is taken will constitute a waiver of appraisal rights;
•
You must not vote in favor of, or consent in writing to, the adoption of the merger agreement. A vote in favor of the adoption and approval of the merger agreement and merger, by proxy submitted by mail, over the Internet or by telephone, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A proxy which does not contain voting instructions will, unless revoked, be voted in favor of the adoption and approval of the merger agreement and the merger. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must instruct the proxy to vote against the adoption of the merger agreement and the merger or abstain from voting on the adoption of the merger agreement and the merger;

•
You must continuously hold your shares of common stock from the date of making the demand through the effective time of the merger. You will lose your appraisal rights if you transfer the shares before the effective time of the merger;

•
Any stockholder who has complied with the requirements of Section 262 of the DGCL (or any person who is the beneficial owner of shares of common stock held either in a voting trust or by a nominee on behalf of such person and for which such record holder has complied with such requirements) or the Company must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares within 120 days after the effective time of the merger. The Company is under no obligation to file any petition and has no present intention of doing so; and

•
You must otherwise comply with the applicable procedures and requirements set forth in Section 262 of the DGCL.

If you fail to comply with any of these conditions and the merger is completed, you will be entitled to receive the merger consideration, but you will have no appraisal rights with respect to your shares of common stock.
In addition, because Leaf Group’s common stock is listed on a national securities exchange and is expected to continue be listed on such exchange immediately prior to the consummation of the merger, the Delaware Court of Chancery will dismiss appraisal proceedings as to all shares of common stock, unless (i) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of common stock eligible for appraisal or (ii) the value of the consideration provided in the merger for such total number of shares entitled to appraisal exceeds $1 million. We refer to conditions (i) and (ii) as the “ownership thresholds.” At least one of the ownership thresholds must be met in order for Company stockholders to be entitled to seek appraisal with respect to such shares of common stock.
Voting, via the Internet during the special meeting or by proxy, against, abstaining from voting on or failing to vote on the adoption of the merger agreement will not constitute a written demand for appraisal as required by Section 262 of the DGCL. The written demand for appraisal is in addition to and separate from any proxy or vote. However, you must not vote your shares via the Internet during the special meeting or by proxy in favor of the adoption of the merger agreement in order to exercise your appraisal rights with respect to such shares.
Who May Exercise Appraisal Rights
Only a holder of record of shares of common stock issued and outstanding immediately prior to the effective time of the merger may assert appraisal rights for the shares of common stock registered in that holder’s name. A demand for appraisal must be executed by or on behalf of the stockholder of record. The demand should set forth, fully and correctly, the stockholder’s name as it appears on the stock certificates (or in the stock ledger). The demand must reasonably inform the Company of the identity of the stockholder and that the stockholder intends to demand appraisal of his, her or its common stock. Beneficial owners who do not also hold their shares of common stock of record may not directly make appraisal demands to the Company. The beneficial owner must, in such cases, have the holder of record, such as a bank, broker or other nominee, submit the required demand in respect of those shares of common stock of record. A holder of record, such as a bank, broker or other nominee, who holds shares of common stock as a nominee or intermediary for others, may exercise his, her or its right of appraisal with respect to the shares of common stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of common stock as to which appraisal is sought. Where no number of shares of common stock is expressly mentioned, the demand will be presumed to cover all shares of common stock held in the name of the holder of record.
If you hold your shares in bank or brokerage accounts or other nominee forms, and you wish to exercise appraisal rights, you are urged to consult with your bank, broker or nominee to determine the appropriate procedures for the bank, brokerage firm or other nominee to make a demand for appraisal of those shares. If you have a beneficial interest in shares held of record in the name of another person, such as a nominee or intermediary, you must act promptly to cause the holder of record to follow properly and in a timely manner the steps necessary to perfect your appraisal rights. If you hold your shares through a bank or brokerage who in turn holds the shares through a central securities depository nominee, such as the depository trust company, a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as the holder of record.
If you own shares of common stock jointly with one or more other persons, as in a joint tenancy or tenancy in common, demand for appraisal must be executed by or for you and all other joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the holder or holders of record and expressly disclose the fact that, in exercising the demand, such person is acting as agent for the holder or holders of record. If you hold shares of common stock through a nominee or intermediary who in turn holds the shares through a central securities depository nominee such as Cede & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as record holder.
If you elect to exercise appraisal rights under Section 262 of the DGCL, you should mail or deliver a written demand to:
Leaf Group Ltd.
1655 26th Street
Santa Monica, CA 90404
Attention: General Counsel
You can also deliver a written demand for appraisal by electronic transmission directed to an information processing system, if any, so long as such information processing system is expressly designated for that purpose in such notice.
Surviving Corporation’s Actions After Completion of the Merger
If the merger is consummated, the surviving corporation will give written notice of the effective time of the merger within ten days after the effective time of the merger to Leaf Group stockholders who did not vote in favor of the adoption of the merger agreement and who made a written demand for appraisal in accordance with Section 262 of the DGCL. At any time within 60 days after the effective time of the merger, any Company stockholder that made a demand for appraisal but did not commence an appraisal proceeding or join in such a proceeding as a named party will have the right to withdraw the demand and to accept the per share price in accordance with the merger agreement for his, her or its shares of common stock, but after such 60- day period a demand for appraisal may be withdrawn only with the written approval of the surviving corporation. In addition, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, which approval may be conditioned on the terms the Delaware Court of Chancery deems just. However, this provision will not affect the right of any Leaf Group stockholder that has made an appraisal demand but who has not commenced an appraisal proceeding or joined such proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms and the merger consideration offered in the merger within 60 days after the effective time of the merger. Within 120 days after the effective time of the merger, but not thereafter, either a record holder or a beneficial owner of common stock, provided such person has complied with the requirements of Section 262 of the DGCL and is otherwise entitled to appraisal rights, or the surviving corporation must commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the surviving corporation in the case of a petition filed by a stockholder or beneficial owner, demanding an appraisal of the value of the shares of common stock held by all stockholders who have properly demanded appraisal. The surviving corporation is under no obligation to file an appraisal petition and has no present intention of doing so. If you desire to have your shares appraised, you should initiate any petitions necessary for the perfection of your appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL.
Within 120 days after the effective time of the merger, any stockholder or beneficial owner who has complied with the provisions of Section 262 of the DGCL will be entitled to receive from the surviving corporation, upon written request (which can also be made by electronic transmission directed to an information processing system, if any, so long as such information processing system is expressly designated for that purpose in the notice of appraisal previously delivered by such stockholder or beneficial owner), a statement setting forth the aggregate number of shares of common stock not voted in favor of the adoption of the merger agreement and with respect to which Leaf Group has received demands for appraisal, and the aggregate number of holders of those shares. The surviving corporation must mail this statement to you within the later of (1) ten days after receipt by the surviving corporation of the request therefor or (2) ten days after expiration of the period for delivery of demands for appraisal. If you are the beneficial owner of shares of stock of common stock held in a voting trust or by a nominee or intermediary on your behalf you may, in your own name, file an appraisal petition or request from the surviving corporation the statement described in this paragraph.
If a petition for appraisal is duly filed by you or another holder of record or beneficial owner of common stock who has properly exercised his, her or its appraisal rights in accordance with the provisions of Section 262 of the DGCL, and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Delaware Court of Chancery with a duly verified list containing the names and addresses of all holders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached by the surviving corporation. The Delaware Court of Chancery will then determine which stockholders are entitled to appraisal rights and may require the stockholders demanding appraisal who hold certificated shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and the Delaware Court of Chancery may dismiss the proceedings as to any stockholder who fails to comply with this direction. The Delaware Court of Chancery will also dismiss proceedings as to all Leaf Group stockholders if neither of the ownership thresholds described above is met. Where proceedings are not dismissed or the demand for appraisal is not successfully withdrawn, the appraisal proceeding will be conducted as to the shares of common stock owned by such stockholders, in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. The Delaware Court of Chancery will thereafter determine the fair value of the shares of common stock at the effective time of the merger held by all Leaf Group stockholders who have properly perfected appraisal rights, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective time of the merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time of the merger and the date of payment of the judgment. However, the surviving corporation has the right, at any point prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each stockholder entitled to appraisal. If the surviving corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262 of the DGCL, interest will accrue thereafter only on the sum of (i) the difference, if any, between the amount paid by the surviving corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery and (ii) interest accrued on the amount of the voluntary cash payment before such payment was made, unless such interest was paid at the time the voluntary cash payment is made. When the value is determined, the Delaware Court of Chancery will direct the payment of such value, less any amounts already paid in a voluntary cash payment, with interest thereon, if any, to the stockholders of Leaf Group entitled to receive the same, forthwith in the case of uncertificated stockholders or upon surrender by certificated stockholders of their stock certificates.
In determining the fair value, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.”
The Delaware Supreme Court has stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other factors which were known, or which could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 of the DGCL to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
You should be aware that the fair value of your shares of common stock as determined under Section 262 of the DGCL could be more than, the same as, or less than the value that you are entitled to receive under the terms of the merger agreement and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262 of the DGCL.
Moreover, neither Leaf Group nor Parent anticipates offering more than the per share price to any stockholder exercising appraisal rights and reserves the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 of the DGCL and to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of a share of common stock is less than the per share price. No representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery.
If no party files a petition for appraisal within 120 days after the effective time or if neither of the ownership thresholds above has been satisfied in respect of such shares, then all Leaf Group stockholders will lose the right to an appraisal and will instead receive the per share price described in the merger agreement, without interest thereon, less any withholding taxes.
The Delaware Court of Chancery may determine the costs of the appraisal proceeding and may allocate those costs to the parties as the Delaware Court of Chancery determines to be equitable under the circumstances. Each Leaf Group stockholder party to the appraisal proceeding is responsible for its own attorneys’ fees and expert witnesses’ fees and expenses, although, upon application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares of common stock entitled to appraisal.
If you have duly demanded an appraisal in compliance with Section 262 of the DGCL you may not, on or after the effective time of the merger, vote the shares subject to the demand for any purpose or receive any dividends or other distributions on those shares, except dividends or other distributions payable to holders of record of common stock as of a record date prior to the effective time of the merger.
If you have not commenced an appraisal proceeding or joined such a proceeding as a named party you may withdraw a demand for appraisal and accept the per share merger consideration by delivering a written withdrawal of the demand for appraisal and an acceptance of the merger to the surviving corporation, except that any attempt to withdraw made more than 60 days after the effective time of the merger will require written approval of the surviving corporation, and no appraisal proceeding in the Delaware Court of

Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery. Such approval may be conditioned on the terms the Delaware Court of Chancery deems just. However, this provision will not affect the right of any Leaf Group stockholder that has made an appraisal demand but who has not commenced an appraisal proceeding or joined such proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms and the merger consideration offered in the merger within 60 days after the effective time of the merger. If you fail to perfect, successfully withdraw your demand for appraisal, or lose the appraisal right, your shares of common stock will be converted into the right to receive the per share price, without interest thereon, less any withholding taxes.
Failure to follow the steps required by Section 262 of the DGCL for perfecting appraisal rights may result in the loss of your appraisal rights. In that event, you will be entitled to receive the per share price for your shares of common stock in accordance with the merger agreement without interest. In view of the complexity of the provisions of Section 262 of the DGCL, if you are a Leaf Group stockholder and are considering exercising your appraisal rights under the DGCL, you are urged to consult your own legal and financial advisor.
The process of demanding and exercising appraisal rights requires compliance with the prerequisites of Section 262 of the DGCL. If you wish to exercise your appraisal rights, you are urged to consult with your own legal and financial advisors in connection with compliance under Section 262 of the DGCL. To the extent there are any inconsistencies between the foregoing summary and Section 262 of the DGCL, the DGCL will govern.

MARKET PRICE AND DIVIDEND INFORMATION
Under the terms of the merger agreement, the Company is prohibited from declaring, setting aside for payment or paying any dividends on, or making any other distributions in respect of, common stock. The Company has never declared or paid any cash dividends on common stock.
On April 1, 2021, the last trading day prior to the Board’s approval of the merger agreement, the reported closing price for the common stock was $7.03 per share. The $8.50 per share to be paid for each share of common stock in the merger represents a premium of approximately 21% over the closing price on April 1, 2021. On May 5, 2021, the latest practicable trading date before the filing of this proxy statement, the reported price for the common stock was $8.72. You are encouraged to obtain current market quotations for shares of common stock in connection with voting your shares of common stock.
As of the close of business on the record date, there were 36,032,095 shares of common stock outstanding and entitled to vote, held by 34 stockholders of record. The number of holders is based upon the actual number of holders registered in our records at such date and excludes holders of shares in “street name” or persons, partnerships, associations, corporations or other entities identified in security positions listings maintained by depository trust companies.

HOUSEHOLDING
As permitted under the Exchange Act, in those instances where we are mailing a printed copy of this proxy statement, only one copy of this proxy statement is being delivered to stockholders that reside at the same address and share the same last name, unless such stockholders have notified the Company of their desire to receive multiple copies of this proxy statement. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.
The Company will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be sent by written request to Leaf Group Ltd., 1655 26th Street, Santa Monica, California 90404, Attn: Secretary. Stockholders residing at the same address and currently receiving multiple copies of this proxy statement may send a written request to the address above to request that only a single copy of a proxy statement be mailed in the future.
STOCKHOLDER PROPOSALS
If a stockholder wishes to present a proposal pursuant to Rule 14a-8 promulgated under the Exchange Act for consideration at an annual meeting of stockholders, the proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting. However, if the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. While the Board will consider stockholder proposals, we reserve the right to omit from the proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.
If a stockholder wishes to propose a nomination of persons for election to the Board or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
The Company is subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the SEC. The SEC maintains an internet site that contains our reports, proxy and information statements and other information at www.sec.gov.
The Company will make available a copy of the documents we file with the SEC on the “Investors” section of our website at www.leafgroup.com as soon as reasonably practicable after filing these materials with the SEC. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference. Copies of any of these documents may be obtained free of charge either on our website, by contacting Leaf Group Ltd., 1655 26th Street, Santa Monica, California 90404, Attn: Investor Relations.
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. We also incorporate by reference into this proxy statement additional documents that Leaf Group may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, from the date of this proxy statement until the date of the special meeting; provided, however, that we are not incorporating by reference any additional documents or information furnished and not filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.
The following Leaf Group filings with the SEC are incorporated by reference (in each case excluding any information furnished and not filed):
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Leaf Group’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed on February 25, 2021 (as amended by the Amendment No. 1 to the Form 10-K filed with the SEC on April 30, 2021); and

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Leaf Group’s Current Reports on Form 8-K filed with the SEC on January 6, 2021, February 25, 2021 and April 5, 2021.

Statements contained in this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC.
The information contained in this proxy statement speaks only as of the date indicated on the cover of this proxy statement unless the information specifically indicates that another date applies.
We have not authorized anyone to give you any information or to make any representation about the proposed merger or the Company that is different from or adds to the information contained in this proxy statement or in the documents we have publicly filed with the SEC. Therefore, if anyone does give you any different or additional information, you should not rely on it.

Annex A
Execution Version
AGREEMENT AND PLAN OF MERGER
by and among
Graham Holdings Company,
Pacifica Merger Sub, Inc.
and
Leaf Group Ltd.
Dated as of April 3, 2021

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
This Agreement and Plan of Merger (this “Agreement”) is made and entered into as of April 3, 2021, by and among Graham Holdings Company, a Delaware corporation (“Parent”), Pacifica Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), and Leaf Group Ltd., a Delaware corporation (the “Company”).
RECITALS
A.   The Company’s outstanding capital stock consists of shares of common stock, par value $0.0001 per share (“Company Common Stock”).
B.   Upon the terms and conditions set forth herein and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), Merger Sub will be merged with and into the Company (the “Merger”) with the Company as the surviving corporation of the Merger (the “Surviving Corporation”), whereby each share (except as otherwise provided herein) of Company Common Stock not owned directly by Parent, Merger Sub or the Company will be converted into the right to receive the Merger Consideration (as defined below), net to the seller in cash, without interest, subject to any withholding of Taxes required by applicable Law (as defined below), upon the terms and subject to the conditions of this Agreement.
C.   The Board of Directors of the Company (the “Company Board”) has (i) approved and declared advisable this Agreement and the Merger, (ii) determined that the Merger is in the best interests of the Company and its stockholders, (iii) directed that this Agreement be submitted to the stockholders of the Company for adoption and (iv) recommended that the Company’s stockholders vote in favor of the adoption of this Agreement.
D.   The Board of Directors of Parent has, on the terms and subject to the conditions set forth herein, (i) determined that the Transactions (as defined below) are in the best interests of Parent, and (ii) authorized and approved the execution, delivery and performance of this Agreement by Parent.
E.   The Board of Directors of Merger Sub has (i) approved and declared advisable this Agreement and the Merger, (ii) determined that the Merger is in the best interests of Merger Sub and its stockholder, (iii) directed that this Agreement be submitted to the stockholder of Merger Sub for adoption and (iv) recommended that Merger Sub’s stockholder vote in favor of the adoption of this Agreement.
F.   Concurrently with the execution and delivery of this Agreement, as a condition and inducement to the willingness of Parent and Merger Sub to enter into this Agreement, certain of the Company’s stockholders are entering into a Voting and Support Agreement with Parent (the “Voting Agreement”), pursuant to which such stockholders will, among other things, vote their shares of Company Common Stock in favor of approval of this Agreement and take certain other actions in furtherance of the transactions contemplated hereby, in each case, subject to the terms and conditions thereof.
AGREEMENT
The parties to this Agreement, intending to be legally bound, agree as follows:
ARTICLE 1
DEFINITIONS
Section 1.1.   Definitions.
(a)   As used herein, the following terms have the following meanings:
“Acceptable Confidentiality Agreement” means a confidentiality agreement (i) containing terms not less restrictive in the aggregate to the counterparty thereto than the terms of the Confidentiality Agreement, (ii) does not include any provision calling for any exclusive right to negotiate with any Third Party and (iii) does not prohibit the Company from satisfying any of its obligations hereunder. Notwithstanding the foregoing, a Person who entered into a confidentiality agreement with the Company after January 1, 2021 relating to a purchase of, or business combination with, the Company shall not be required to enter into a new or revised confidentiality agreement, and such existing confidentiality agreement shall be deemed to be an Acceptable Confidentiality Agreement.
“Acquired Companies” means the Company and each of its Subsidiaries, collectively.
“Acquisition Inquiry” means an inquiry, indication of interest or request for information (other than an inquiry, indication of interest or request for information made or submitted by or on behalf of Parent or any of its Subsidiaries) that could reasonably be expected to lead to an Acquisition Proposal.
“Acquisition Proposal” means any indication of interest, proposal or offer from any Person or group contemplating or otherwise relating to (i) the acquisition of 15% or more of any class of the equity interests in the Company (by vote or by value) by any Third Party, (ii) any merger, consolidation, business combination, reorganization, share exchange, sale of assets, recapitalization, equity investment, joint venture, liquidation, dissolution or other transaction that would result in any Third Party acquiring assets (including capital stock of or interest in any Subsidiary of the Company) representing, directly or indirectly, 15% or more of the net revenues, net income or assets of the Acquired Companies, taken as a whole, (iii) the acquisition (whether by merger, consolidation, equity investment, share exchange, joint venture or otherwise) by any Third Party, directly or indirectly, of any class of equity interest in any Entity that holds assets representing, directly or indirectly, 15% or more of the net revenues, net income or assets of the Acquired Companies, taken as a whole, (iv) any tender offer or exchange offer, as such terms are defined under the Exchange Act, that, if consummated, would result in any Third Party beneficially owning 15% or more of the outstanding shares of Company Common Stock and any other voting securities of the Company (or instruments convertible to or exchangeable for 15% or more of such outstanding shares or securities), (v) any merger, consolidation, share exchange, business combination, joint venture, recapitalization, reorganization or other similar transaction involving the Company pursuant to which the stockholders of the Company immediately preceding such transaction hold less than 85% of the equity interests in the surviving or resulting Entity of such transaction or (vi) any combination of the foregoing.
“ADA” means the Americans with Disabilities Act.
“ADEA” means the Age Discrimination in Employment Act.
“Affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person. For purposes of the immediately preceding sentence, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”) as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by Contract or otherwise.
“Anti-Corruption Laws” means all applicable anti-bribery and anti-corruption Laws, including the Foreign Corrupt Practices Act of 1977 (15 U.S.C. §§ 78dd-1 et seq.), UK Bribery Act 2010, and Laws enacted by member states and signatories implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions.
“Antitrust Law” means any antitrust, unfair competition, merger or acquisition notification, or merger or acquisition control Law in any applicable jurisdictions, whether federal, state, local or foreign.
“Appraisal Shares” means any shares of Company Common Stock outstanding immediately prior to the Effective Time that are held by a holder who did not vote in favor of the adoption of this Agreement or the Merger (or consent thereto in writing) and is entitled to demand and properly demands appraisal of such shares pursuant to, and who complies in all respects with, Section 262 of the DGCL
“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York are authorized or obligated by Law or executive Order to be closed.
“Business Data” means data or information, and databases of data or information, in any format, in the possession, custody, or control of any Acquired Company or Processed in the conduct of the business of the Acquired Companies or necessary for the conduct of the business of any Acquired Company, including all financial data related to the business of the Acquired Companies, and Personal Data contained in any databases that are Processed in or necessary for the conduct of the business of any Acquired Company.
“Canaccord” means Canaccord Genuity LLC.
“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act of 2020 (Pub. L. No. 116-136, 131 Stat. 281), as in effect from time to time, together with all amendments thereto and all binding regulations and guidance issued by any Governmental Entity with respect thereto.
“Code” means the Internal Revenue Code of 1986.
“Company 10-K” means the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.
“Company Benefit Plan” means each “employee benefit plan,” as defined in Section 3(3) of ERISA, and each other stock bonus, stock purchase, stock option, restricted stock, stock appreciation right or other equity or equity-based, deferred-compensation, employment, consulting, retirement, welfare-benefit, bonus, incentive, commission, change in control, retention, separation, severance, paid time off, or fringe benefit or other benefit or compensation plan, policy, program, Contract, arrangement or agreement which, in each case, either (i) is sponsored, maintained or contributed by the Acquired Companies or with respect to which any Acquired Company has or would reasonably be expected to have any Liability, or (ii) is sponsored by a professional employer organization or similar organization and in which any individual participates in connection with his or her employment with or service to an Acquired Company.
“Company Bylaws” means the Amended and Restated Bylaws of the Company, as in effect as of the date hereof, including any amendments.
“Company Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, as in effect as of the date hereof, including any amendments.
“Company Compensatory Award” means each Company Option and Company RSU Award.
“Company Disclosure Schedule” means the Company Disclosure Schedule dated the date hereof and delivered by the Company to Parent prior to or simultaneously with the execution of this Agreement.
“Company Equity Incentive Plan” means the Amended and Restated Leaf Group Ltd. 2010 Incentive Award Plan, adopted June 2015.
“Company Intellectual Property” means all Intellectual Property owned or purported to be owned by any of the Acquired Companies (including any Company Patents, Company Marks and Company Copyrights).
“Company Material Adverse Effect” means, with respect to the Acquired Companies, any Effect that, individually or when taken together with all other Effects, (i) does, or would reasonably be expected to, prevent or materially impair or materially delay the consummation of the Merger by the Company prior to the End Date or (ii) is, or would reasonably be expected to be, materially adverse to the business, operations, assets, liabilities, financial condition or results of operations of the Acquired Companies taken as a whole; provided that, for purposes of the foregoing clause (ii), in no event shall any of the following arising after the date of this Agreement, alone or in combination, or any Effect to the extent any of the foregoing results from any of the following arising after the date of this Agreement, be taken into account in determining whether there shall have occurred a Company Material Adverse Effect: (A) changes in the Company’s stock price or trading volume, in and of themselves (but not, in each case, the underlying cause of such change, unless such underlying cause would otherwise be excepted from this definition); (B) any failure by the Company to meet, or changes to, published revenue, earnings or other financial projections, or any failure by the Company to meet any internal budgets, plans or forecasts of revenue, earnings or other financial projections, in each case in and of itself (but not, in each case, the underlying cause of such failure, unless such underlying cause would otherwise be excepted from this definition); (C) general business, economic or political conditions in the United States or any other country or region in the world, or changes therein; (D) conditions in the financial, credit, banking, capital or currency markets in the United States or any other country or region in the world, or changes therein, including (1) changes in interest rates in the United States or any other country and changes in exchange rates for the currencies of any countries and (2) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world; (E) changes in general conditions in an industry in which the Acquired Companies operate; (F) acts of hostilities, war, sabotage or terrorism (including any outbreak, escalation or general worsening of any such acts of hostilities, war, sabotage or terrorism) in the United States or any other country or region in the world; (G) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural or man-made disasters or acts of God or weather conditions in the United States or any other country or region in the world, or any escalation of the foregoing; (H) any epidemic, pandemic or other similar outbreak (including continuation or escalation of the COVID-19 pandemic) in the United States or any country or region in the world where the Acquired Companies have material operations, or any escalation of the foregoing; (I) the execution or announcement of this Agreement or the pendency or consummation of the Transactions, including the impact thereof on the relationships, contractual or otherwise, of the Acquired Companies with employees, customers, contractors, lenders, suppliers, vendors or partners, or the identity of Parent or any of its Affiliates as the acquirer of the Company (it being understood and agreed that this clause (I) shall not apply with respect to any representation or warranty the purpose of which is to address the consequences of the execution and delivery of this Agreement or the consummation of the Transactions, or the performance of obligations hereunder or thereunder); (J) (1) any action taken by the Company at the written request of Parent that is not expressly required to be taken by the terms of this Agreement or (2) any action expressly required to be taken by the Company by the terms of this Agreement and that are necessary for purposes of consummating the Merger; (K) changes in Law; (L) changes or proposed changes in GAAP or other accounting standards (or the enforcement or interpretation thereof); and (M) any Transaction Litigation; provided that, in each of the foregoing clauses (C), (D), (E), (F), (G), (H), (K) and (L), such Effects referred to therein may be taken into account to the extent that the Acquired Companies are disproportionally affected relative to other similarly situated companies in the industry in which the Acquired Companies operate, in each case only to the extent of any such incremental disproportionate impact or impacts.
“Company Option” means each outstanding option to purchase shares of Company Common Stock under the Company Equity Incentive Plan.
“Company RSU Awards” means the outstanding restricted stock units of the Company issued under the Company Equity Incentive Plan.
“Company Software” means all Software owned or purported to be owned by any of the Acquired Companies.
“Confidentiality Agreement” means that certain Mutual Confidentiality Agreement, made and entered into as of January 18, 2021, by and between Parent and the Company, as amended by that certain Amendment to Mutual Confidentiality Agreement made and entered into as of January 25, 2021.
“Contract” means any written, oral or other agreement, contract, subcontract, lease, understanding, instrument, bond, mortgage, indenture, debenture, note, option, warrant, warranty, purchase order, license, permit, franchise, sublicense, insurance policy, benefit plan or legally binding commitment or undertaking of any nature.
“Copyrights” means, collectively, copyrights in both published and unpublished works (including without limitation all compilations, databases and computer programs, Software, manuals and other documentation and all derivatives, translations, adaptations and combinations of the above) and registrations, applications for registration, and renewals of any of the foregoing.
“Credit Facility” means the credit facility established under that certain Loan and Security Agreement, dated as of November 7, 2019, by and among the Company, certain of the Company’s

Subsidiaries and Silicon Valley Bank, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Effect” means any effect, change, event, occurrence, circumstance, condition, state of facts or development.
“Entity” means any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association or organization or entity (including any Governmental Entity).
“Environmental Claims” means any and all Legal Proceedings, Orders or Liens by any Governmental Entity or other Person alleging potential responsibility or Liability arising out of, based on or related to (i) the presence, release or threatened release of, or exposure to, any Hazardous Materials at any location or (ii) circumstances forming the basis of any violation or alleged violation of, or Liability under, any Environmental Law.
“Environmental Law” means all Law concerning pollution or protection of the environment or health and safety, including any such Law relating to the manufacture, handling, transport, use, treatment, storage, disposal or release of or exposure of any Person to any Hazardous Materials.
“Environmental Permits” means all permits required to be obtained by the Company in connection with its business under applicable Environmental Law.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
“ERISA Affiliate” means any Entity, trade or business that is, or at any applicable time was, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the Company or any other Acquired Company.
“ESPP” means the Leaf Group Ltd. 2010 Employee Stock Purchase Plan, dated September 27, 2010, as amended.
“Exchange Act” means the Securities Exchange Act of 1934.
“FLSA” means the Fair Labor Standards Act.
“FMLA” means the Family and Medical Leave Act.
“GAAP” means United States generally accepted accounting principles.
“Governmental Entity” means any international, supranational, or any domestic or foreign federal, territorial, state or local governmental authority of any nature (including any government and any governmental agency, instrumentality, tribunal or commission, or any subdivision, department or branch of any of the foregoing) or body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature.
“Hazardous Materials” means all hazardous, toxic, explosive or radioactive chemicals, substances, wastes, contaminants or pollutants, including petroleum or petroleum distillates, asbestos, polychlorinated biphenyls, radon gas, per- and polyfluoroalkyl substances, and all other chemicals, substances, wastes, contaminants or pollutants of any nature regulated, listed, defined or for which Liability or standards of conduct (including remediation) may be imposed pursuant to any Environmental Law.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the rules and regulations promulgated thereunder.
“Indebtedness” means, as of any time, without duplication, (i) indebtedness for borrowed money or indebtedness issued in substitution or exchange for borrowed money (including in respect of outstanding principal, accrued and unpaid interest, reimbursement, indemnities, prepayment premiums, breakage costs, expense reimbursements, penalties and other fees, charges, payments and expenses related to such obligations), (ii) indebtedness evidenced by any note, bond, debenture or other debt security, (iii) any capitalized lease obligations, (iv) any obligations under interest rate swap, currency swap, forward currency or interest rate Contracts or other interest rate or currency hedging arrangements, (v) all outstanding reimbursement obligations in respect of drawn letters of credit (but for the avoidance of doubt excluding any obligations in respect of undrawn letters of credit), (vi) all obligations owed for all or any part of the deferred purchase price of property, including any earn-out obligations, purchase price adjustments and profit sharing arrangements from purchase and sale agreements, (vii) obligations under any settlement, compromise or other stipulation with respect to any claim, dispute or Legal Proceeding, and (viii) all obligations of the type referred to in the clauses (i) through (vii) of this definition of “Indebtedness” of any Person (other than any Acquired Company) the payment of which any Acquired Company is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, including any guarantee of such obligations. For the avoidance of doubt, “Indebtedness” shall not include any item that would otherwise constitute “Indebtedness” that is (A) an obligation between an Acquired Company and any other Acquired Company, (B) an operating lease obligation, (C) a performance bond, banker acceptances or similar obligations, (D) an undrawn letter of credit or (E) any deferred revenue.
“Independent Financial Advisor” means an independent financial advisor of nationally recognized reputation (it being understood that, for purposes of this definition, Canaccord shall be deemed to be an independent financial advisor of nationally recognized reputation).
“Intellectual Property” means any and all of the following, and all rights in same, as they exist in any jurisdiction throughout the world: (i) Patents; (ii) Marks; (iii) Copyrights; (iv) Trade Secrets; (v) rights of publicity and privacy; and (vi) any and all other intellectual property rights or proprietary rights recognized by applicable Law.
“IRS” means the United States Internal Revenue Service.
“Knowledge”, whether or not capitalized, or any similar expression: (i) with respect to the Company, means the actual knowledge of the individuals named on Section 1.1(a) of the Company Disclosure Schedule, in each case, after reasonable inquiry of those employees directly reporting to such Person; and (ii) with respect to Parent, means the actual knowledge of the individuals named on Section 1.1(a) of the Parent Disclosure Schedule.
“Law” means any federal, state, local, international, supranational or foreign statute, law, regulation, requirement, interpretation, permit, license, approval, authorization, decision, directive, decree, rule, ruling, Order, ordinance, code, policy or rule of common law of any Governmental Entity, including any judicial or administrative interpretation thereof.
“Legal Proceeding” means any lawsuit, court action, other court proceeding, action, claim, demand, litigation, grievance, citation, summons, subpoena, inquiry, hearing, originating application to a tribunal, arbitration or other similar proceeding of any nature, civil, criminal, regulatory, administrative or otherwise, whether in equity or at law, in contract, in tort or otherwise.
“Liabilities” means any and all debts, liabilities and obligations of any nature whatsoever, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including those arising under any Law, those arising under any Contract or undertaking and those arising as a result of any act or omission.
“Lien” means any mortgage, pledge, deed of trust, security interest, encumbrance, option, pre-emption right, lien, right of way, easement, encroachment, servitude, buy/sell agreement, charge or other similar restriction (other than, in the case of a security, any restriction on the transfer of such security arising solely under applicable securities Laws).
“made available to Parent” means, when used with respect to any information, document or material, that the same was: (i) publicly available on the SEC EDGAR database; (ii) delivered to Parent or Parent’s Representatives via electronic mail or in hard copy form; or (iii) made available for review by Parent or Parent’s Representatives prior to the execution of this Agreement in the “Project Pacifica”

virtual data room hosted by Datasite LLC and maintained by the Company in connection with the Merger; in each of the foregoing clauses (i) through (iii) at least two (2) Business Days prior to the date hereof.
“Marks” means, collectively, registered and unregistered trademarks, service marks, trade names, trade dress, corporate names, logos, packaging design, slogans, Internet domain names, URLs, rights to social media accounts, rights to social media handles and tags (to the extent proprietary), and other indicia of source, origin or quality, together with all goodwill associated with any of the foregoing, and registrations and applications for registration of any of the foregoing.
“Most Recent Balance Sheet” means the balance sheet of the Company as of December 31, 2020 and the footnotes thereto set forth in the Company 10-K.
“NYSE” means The New York Stock Exchange, or any successor thereto.
“Open Source Software” means any Software that is subject to any license that is approved by the Open Source Initiative and listed at http://www.opensource.org/licenses, the GNU General Public License (GPL), the Lesser GNU Public License (LGPL), or any “copyleft” license or any other license that requires as a condition of use, modification or distribution of such Software that such Software or other Software, combined or distributed with it, be: (i) disclosed or distributed in source code form; (ii) licensed for the purpose of making derivative works; (iii) redistributable at no charge; or (iv) licensed subject to a patent non-assert or royalty-free patent license.
“Order” means any writ, judgment, injunction, consent, order, decree, stipulation, award or executive order of or by any Governmental Entity.
“Organizational Documents” means, with respect to any Entity, (i) if such Entity is a corporation, such Entity’s certificate or articles of incorporation, by-laws and similar organizational documents (including any certificate of designation), as amended and in effect on the date hereof, (ii) if such Entity is a limited liability company, such Entity’s certificate or articles of formation and operating agreement, and (iii) if such Entity is another type of business organization, such Entity’s similar organizational and governing documents.
“Patents” means, collectively, patents, patent applications of any kind, patent rights, reissuances, continuations, continuations-in-part, revisions, divisions, extensions, and reexaminations thereof.
“Parent Disclosure Schedule” means the Parent Disclosure Schedule dated the date hereof and delivered by Parent to the Company prior to or simultaneously with the execution of this Agreement.
“Parent Material Adverse Effect” means, with respect to Parent, any Effect that, individually or when taken together with all other Effects, does, or would reasonably be expected to, prevent or materially impair or materially delay the consummation of the Merger by Parent prior to the End Date.
“Permit” means each grant, license, franchise, permit, easement, variance, exception, exemption, waiver, consent, certificate, registration, accreditation, approval, authorization, concession, decree, confirmation, qualification or other similar authorization of any Governmental Entity.
“Permitted Liens” means (i) mechanic’s, materialmen’s, carriers’, repairers’, bankers’ and other similar Liens arising or incurred in the ordinary course of business securing obligations as to which there is no default and which are not yet due and payable or for amounts that are being contested in good faith and for which appropriate reserves have been established in accordance with GAAP, (ii) Liens for Taxes, assessments or other governmental charges not yet due and payable as of the Closing Date or which are being contested in good faith and for which appropriate reserves have been established in accordance with GAAP, (iii) encumbrances and restrictions on real property (including easements, covenants, rights of way and similar restrictions of record) that do not materially interfere with the Acquired Companies’ present uses or occupancy of such real property and are not incurred in connection with the borrowing of money, (iv) Liens permitted to exist under the Credit Facility to the extent the same shall be released no later than immediately prior to Closing (at which point such Liens shall cease to be Permitted Liens), (v) zoning, building codes and other land use Laws regulating the use or occupancy of real property or the activities conducted thereon which are imposed by any Governmental

Entity having jurisdiction over such real property and which are not violated by the current use or occupancy of such real property or the operation of the businesses of the Acquired Companies, (vi) matters that would be disclosed by an accurate survey or inspection of the real property that do not materially interfere with the Acquired Companies’ present uses or occupancy of such real property, and (vii) any Liens arising out of retention of title provisions in a supplier’s or vendor’s standard conditions of supply in respect of goods acquired in the ordinary course of business or other unpaid vendor’s or supplier’s Liens arising in the ordinary course of business.
“Person” means any individual, corporation, partnership (general or limited), limited liability company, limited liability partnership, trust, joint venture, joint stock company, syndicate, association, Entity, unincorporated organization or government, or any political subdivision, agency or instrumentality thereof.
“Personal Data” means data or information that alone or in combination with other data or information allows the identification of a natural Person, including name, address, telephone number, electronic mail address or other contact information, financial or credit information, social security number, IP address, device identifier, bank account number and credit card number.
“PPP Lender” means the lender of the PPP Loan.
“PPP Loan” means the loan made under that certain Promissory Note, dated as of April 20, 2020, between the Company, as borrower, and Silicon Valley Bank, as lender.
“Privacy and Information Security Requirements” means all (i) applicable Laws relating to information privacy and security, (ii) all applicable and binding Laws, rules, guidelines and regulations concerning the security of any Acquired Company’s products, services and Systems, (iii) all Contracts to which any Acquired Company is a party or is otherwise bound that relate to Personal Data or protecting the security or privacy of information or Systems, (iv) posted policies of any Acquired Company relating to Personal Data or the privacy and the security of any Acquired Company’s products, services, Systems and Business Data, and (v) to the extent applicable, the Payment Card Information Data Security Standards and any binding industry self-regulatory principles regarding direct marketing, telemarketing, and online behavioral advertising.
“Process”, “Processed” or “Processing” means any operation or set of operations that is performed upon Personal Data or other Business Data, whether or not by automatic means and whether electronically or in any other form or medium, such as collection, recording, organization, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, blocking, erasure or destruction.
“Representatives” means, with respect to a Person, such Person’s officers, directors, employees, investment bankers, attorneys, accountants, consultants, agents, and other advisors or representatives.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933.
“Security Incident” means any (i) unauthorized access, acquisition, interruption, alteration or modification, loss, theft, corruption or other unauthorized Processing of Personal Data or other Business Data, (ii) inadvertent, unauthorized or unlawful sale, or rental of Personal Data or other Business Data or (iii) any breach of the security of or other unauthorized access to or use of or other compromise to the integrity or availability of the Systems.
“Software” means any computer program, operating system, application, mobile device application, firmware or software code of any nature, including all executable or object code, tools, and source code, application programming interfaces and libraries and any derivations, updates, enhancements and customization of any of the foregoing, whether in machine-readable form, programming language and whether stored, encoded, recorded or written on disk, tape, film, memory device, paper or other media of any nature.

“Specified Open Source Software” means any Open Source Software that is subject to any license that requires that, if any Software or related product that incorporates or embeds such licensed Software is licensed, conveyed, distributed or made available to Third Parties, the proprietary source code of such Software or related product must be licensed or made available to Third Parties at no charge.
“Subsidiary” of any Person means any corporation, partnership, limited liability company, joint venture or other legal Entity of which such Person (either directly or through or together with another Subsidiary of such Person) owns more than 50% of the voting stock or value.
“Superior Proposal” means a bona fide, unsolicited written Acquisition Proposal (with all of the references to “15%” included in the definition of Acquisition Proposal being replaced with references to “50%”) made after the date hereof, that the Company Board (or a committee thereof) determines in good faith, after consultation with the Company’s Independent Financial Advisor and outside legal counsel, and taking into consideration all of the terms and conditions and all legal, financial, regulatory and other aspects of such Acquisition Proposal (including any break-up fees, expense reimbursement provisions, conditions to consummation and the time likely to be required to consummate such Acquisition Proposal), any financing, stockholder or regulatory approvals required in connection with such Acquisition Proposal, and the identity of the Person or group making the Acquisition Proposal: (i) would result in a transaction that is more favorable from a financial point of view to the holders of Company Common Stock than the Transactions (taking into account any revisions to this Agreement made in writing by Parent prior to the time of determination pursuant to Section 5.2(c)) and (ii) is reasonably likely to be consummated on the terms proposed without undue delay relative to the Transactions.
“Systems” means those information technology assets, computer systems, devices, mobile devices, equipment, hardware, servers, Software, networks, telecommunications systems and related infrastructure and facilities, used or held for use by any Acquired Company.
“Tax” means any and all federal, state, local or foreign taxes, levies, imposts, duties or other like assessments, charges or fees (including estimated taxes, charges and fees), including income, franchise, profits, gross receipts, minimum, base-erosion anti-abuse, digital services, diverted profits, transfer, excise, property, escheat, unclaimed property, sales, use, value-added, goods and services, ad valorem, premium, license, capital, wage, employment, payroll, withholding, social security, severance, occupation, import, custom, stamp, alternative, add-on minimum, environmental and other governmental taxes and charges, including any interest, penalties and additions to tax with respect thereto, and any penalties imposed for any failure to timely, correctly or completely file any Tax Return.
“Tax Return” means any return, report or similar written statement required to be filed with a taxing authority with respect to any Tax (including any attached schedules), including any information return, claim for refund, amended return or declaration of estimated Taxes.
“Tax Sharing Agreement” means any Tax allocation, apportionment, sharing, or indemnification agreement or arrangement, other than any agreement that is pursuant to an ordinary-course commercial Contract the primary purpose of which does not relate to Taxes.
“Taxing Authority” means any Governmental Entity responsible for the collection, administration, assessment or regulation of Taxes.
“Third Party” means any Person or group (as defined in Section 13(d)(3) of the Exchange Act) other than the Company, Parent, Merger Sub or any Affiliates thereof.
“Third Party Service Provider” means a Third Party that provides outsourcing or other data or IT-related services for any Acquired Company, including any Third Party that any Acquired Company engages to Process Personal Data on its behalf or to develop Software on its behalf.
“Trade Secrets” means, collectively, trade secrets, confidential information, proprietary information and other information (including customer and supplier lists, customer and supplier records, pricing and cost information, reports, software development methodologies, technical information, proprietary business information, process technology, plans, drawings, blueprints, know-how, inventions and invention disclosures (whether or not patented or patentable and whether or not reduced to practice), ideas, research in progress, algorithms, data, databases, data collections, designs, processes, formulae, drawings, schematics, blueprints, flow charts, models, strategies, prototypes, techniques, source code, source code documentation, testing procedures, testing results and business, financial, sales and marketing plans) and rights under applicable trade secret Law in the foregoing.
“Transaction Litigation” means any Legal Proceeding (including any class action or derivative litigation) asserted, threatened in writing or commenced by, on behalf of or in the name of, against or otherwise involving the Company, the Company Board, any committee thereof or any of the Company’s directors or officers, in each case to the extent relating directly or indirectly to this Agreement, the Merger or any of the Transactions or disclosures of a party relating to the Transactions (including any such Legal Proceeding based on allegations that the Company’s entry into this Agreement or the terms and conditions of this Agreement or any of the Transactions constituted a breach of the fiduciary duties of any member of the Company Board or any officer of the Company).
“Transactions” means the transactions contemplated by this Agreement and the Voting Agreement, including the Merger.
“WARN Act” means the United States Worker Adjustment and Retraining Notification Act of 1988, or any analogous applicable foreign, state or local Laws.
“Willful Breach” means a party’s knowing and intentional material breach of any of its representations or warranties as set forth in this Agreement, or such party’s knowing and intentional material breach of any of its covenants or other agreements set forth in this Agreement, in each case which material breach is a proximate cause of, or is a consequence of, an act or failure to act by such party with the knowledge that the taking of such act or failure to take such act would, or would reasonably be expected to, proximately cause a breach of this Agreement.
(b)
Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Agreement	Preamble
Alternative Acquisition Agreement	5.2(b)
Applicable PPP Laws	3.21
Bankruptcy and Equity Exception	3.8(b)
Book Entry Share	2.5(a)(i)
Cancelled Shares	2.5(a)(ii)
Capitalization Date	3.3(a)
Change in Circumstances	5.2(d)(i)
Change in Recommendation	5.2(b)
CIC Notice Period	5.2(d)(iii)
Clearance Date	5.3(a)
Closing	2.3
Closing Date	2.3
Company	Preamble
Company Board	Recitals
Company Board Recommendation	3.16
Company Confidential Information	3.6(n)
Company Common Stock	Recitals
Company Copyrights	3.6(a)
Company Marks	3.6(a)
Company Option Consideration	2.7(a)

Term	Section
Company Patents	3.6(a)
Company RSU Award Consideration	2.7(b)
Company SEC Documents	3.4(a)
Company Securities	3.3(d)
Company Stock Certificate	2.5(a)(i)
Company Stockholder Approval	3.16
Company Subsidiary Securities	3.3(d)
Continuing Employee	5.7(a)
Current Premium	5.8(a)
Delaware Courts	8.5
DGCL	Recitals
Effective Time	2.3
End Date	7.1(b)
Exchange Fund	2.6(a)
Final Exercise Date	2.8
Indemnified Party	3.8(a)(xxiii)
Lease	3.7(b)
Leased Real Property	3.7(b)
Material Contract	3.8(b)
Merger	Recitals
Merger Consideration	2.5(a)(i)
Merger Sub	Preamble
Misuse	3.6(t)
Notice Period	5.2(c)(iv)
Parent	Preamble
Parent Welfare Plan	5.7(c)
Paying Agent	2.6(a)
Payoff Letters	5.13
Proxy Statement	5.3(a)
Sanctioned Countries	3.9(c)
Stockholders Meeting	5.3(c)
Superior Proposal Notice	5.2(c)(iii)
Surviving Corporation	Recitals
Termination Fee	7.3(b)
Unvested Company Option	2.7(a)
Unvested Company RSU Award	2.7(b)
Vested Company Option	2.7(a)
Vested Company RSU Award	2.7(b)
Voting Agreement	Recitals
Section 1.2.   Other Definitional and Interpretative Provisions.   The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Parts, Exhibits and Schedules are to Articles, Sections, Parts, Exhibits and Schedules of this

Agreement unless otherwise specified. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. The word “or” is not exclusive. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References to any statute are to that statute and to the rules and regulations promulgated thereunder, in each case as amended from time to time. References to “$” and “dollars” are to the currency of the United States. Accounting terms used, but not specifically defined, in this Agreement shall be construed in accordance with GAAP as applied by the Company. References from or through any date shall mean, unless otherwise specified, from and including or through and including, respectively. All references to “days” shall be to calendar days unless otherwise indicated as a “Business Day.” Except as otherwise specifically indicated, for purposes of measuring the beginning and ending of time periods in this Agreement (including for purposes of “Business Day” and for hours in a day or Business Day), the time at which a thing, occurrence or event shall begin or end shall be deemed to occur in the time zone where such thing, occurrence or event shall take place.
ARTICLE 2
THE MERGER; EFFECTIVE TIME
Section 2.1.   The Merger.   Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company, and the separate existence of Merger Sub shall cease. The Company will survive the Merger as the Surviving Corporation.
Section    2.2. Effect of the Merger.   The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the DGCL.
Section 2.3.   Closing; Effective Time.   The consummation of the Merger (the “Closing”) shall take place remotely via the electronic exchange of documents at 8:00 a.m. local time as soon as practicable following the satisfaction or, to the extent permitted by applicable Law, the waiver of the conditions set forth in Article 6 by the parties entitled thereto, but in any event no later than the second (2nd) Business Day after the satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in Article 6 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), or at such other place or time or on such other date as Parent and the Company may mutually agree in writing (the date on which the Closing occurs, the “Closing Date”). Subject to the provisions of this Agreement, a certificate of merger satisfying the applicable requirements of the DGCL shall be duly executed by the Company and, as soon as practicable on the Closing Date, delivered to the Secretary of State of the State of Delaware by the Company and Merger Sub for filing. The Merger shall become effective upon the date and time of the filing of such certificate of merger with the Secretary of State of the State of Delaware or such later date and time as is agreed upon in writing by the parties hereto and specified in the certificate of merger (such date and time, the “Effective Time”). From and after the Effective Time, the Surviving Corporation shall possess all the properties, rights, powers, privileges, immunities, licenses, franchises and authority and be subject to all of the obligations, liabilities, restrictions and disabilities of the Company and the Merger Sub, all as provided in the DGCL and subject to the terms of this Agreement.
Section 2.4.   Certificate of Incorporation and Bylaws; Directors and Officers.   At the Effective Time, unless otherwise jointly determined by Parent and the Company prior to the Effective Time:
(a)   the Certificate of Incorporation of the Surviving Corporation shall be amended and restated in its entirety as of the Effective Time to read as set forth on Exhibit A hereto, and, as so amended and restated, shall be the Certificate of Incorporation of the Surviving Corporation, until thereafter amended in accordance with its terms and as provided in the DGCL;

(b)   the Bylaws of the Surviving Corporation shall be amended and restated as of the Effective Time to read as set forth on Exhibit B hereto, and, as so amended and restated shall be the Bylaws of the Surviving Corporation, until thereafter amended in accordance with its terms and as provided in the DGCL; and
(c)   the parties hereto shall take all requisite action such that, from and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable Law, (i) the directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation and (ii) the officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation.
Section 2.5.   Conversion of Company Common Stock.
(a)   Subject to Section 2.10, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or any holder of Company Common Stock:
(i)   Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares and Appraisal Shares) shall be automatically cancelled and converted into the right to receive an amount in cash equal to $8.50 per share of Company Common Stock without interest thereon (the “Merger Consideration”). At the Effective Time, all of the shares of Company Common Stock shall cease to be outstanding, shall automatically be cancelled and shall cease to exist, and each certificate formerly representing any of such shares (a “Company Stock Certificate”) and each non-certificated share represented by book entry (a “Book Entry Share”), as the case may be, shall thereafter represent only the right to receive the Merger Consideration, net of applicable withholding Taxes and without interest, to be paid upon surrender of such Company Stock Certificate or Book Entry Share in accordance with Section 2.6.
(ii)   Each share of Company Common Stock that is owned by the Company as treasury stock or otherwise and each share of Company Common Stock owned by Parent or Merger Sub shall be cancelled and retired and cease to exist, and no payment or distribution shall be made with respect thereto (such shares, the “Cancelled Shares”).
(iii)   At the Effective Time, each share of common stock, par value $0.0001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall automatically be converted into one share of common stock, par value $0.0001 per share, of the Surviving Corporation.
(b)   Without duplication of the effects of Section 2.5(a), if, between the date hereof and the Effective Time, the outstanding shares of Company Common Stock are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction, then the amount of cash into which each share of Company Common Stock is converted in the Merger shall be adjusted to the extent appropriate.
Section 2.6.   Payment for Company Common Stock.
(a)   Prior to the Effective Time, Parent shall appoint American Stock Transfer & Trust Company LLC (or such other institution mutually acceptable to Parent and the Company) to act as paying agent for payment of the Merger Consideration in exchange for the Company Stock Certificates and Book Entry Shares in connection with the Merger (the “Paying Agent”). On the Closing Date, Parent shall deposit, or shall cause to be deposited, with the Paying Agent, cash amounts sufficient to enable the Paying Agent to make payment of the Merger Consideration pursuant to Section 2.5 to holders of Company Common Stock outstanding immediately prior to the Effective Time (such cash being hereinafter referred to as the “Exchange Fund”).
(b)   Within two (2) Business Days after the Effective Time, Parent shall cause the Paying Agent to mail to each Person who was, immediately prior to the Effective Time, a holder of record of Company Common Stock (other than Cancelled Shares) described in Section 2.5 a form of letter of transmittal

(mutually approved by Parent and the Company), a notice advising such holder of the effectiveness of the Merger, and instructions for use in effecting the surrender of Company Stock Certificates or Book Entry Shares previously representing such Company Common Stock in exchange for payment of the Merger Consideration therefor. Parent shall ensure that, upon surrender to the Paying Agent of each such Company Stock Certificate or Book Entry Share (or affidavits of loss in lieu of the Company Stock Certificate pursuant to Section 2.12), together with a properly executed letter of transmittal and such other documents as may reasonably be required by the Paying Agent or pursuant to such instructions, the holder of such Company Stock Certificate or Book Entry Share (or, under the circumstances described in Section 2.6(d), the transferee of the Company Common Stock previously represented by such Company Stock Certificate or Book Entry Share) shall as promptly as practicable receive in exchange therefor the amount of cash to which such holder (or transferee) is entitled pursuant to Section 2.5. Exchange of any Book Entry Shares shall be effected in accordance with the Paying Agent’s customary procedures with respect to securities represented by book entry. Any Company Stock Certificate or Book Entry Share that has been so surrendered shall be cancelled by the Paying Agent. Until so surrendered or transferred, as the case may be, and subject to the terms of Section 2.10, each such Company Stock Certificate or Book Entry Share shall represent after the Effective Time for all purposes only the right to receive the Merger Consideration payable in respect thereof. No interest shall be paid or shall accrue on the cash payable upon the surrender or transfer of any Company Stock Certificate or Book Entry Shares.
(c)   On or after the first anniversary of the Effective Time, Parent shall be entitled to cause the Paying Agent to deliver to Parent any portion of the Exchange Fund or other funds made available by Parent to the Paying Agent which have not been disbursed to holders of Company Stock Certificates or Book Entry Shares in accordance with this Section 2.6, and thereafter such holders shall be entitled to look solely to Parent with respect to the cash amounts payable upon surrender of their Company Stock Certificates or Book Entry Shares. None of the Paying Agent, Parent or the Surviving Corporation shall be liable to any holder of a Company Stock Certificate or Book Entry Share for any amount properly paid to a public official pursuant to any applicable abandoned property or escheat Law.
(d)   In the event of a transfer of ownership of Company Common Stock (other than Appraisal Shares) that is not registered in the transfer records of the Company, or otherwise with respect to any letter of transmittal submitted by a Person other than the Person in whose name the surrendered Company Stock Certificate or the transferred Book Entry Share is registered, payment may be made with respect to such Company Common Stock to a transferee of such Company Common Stock if (i) the Company Stock Certificate (if applicable) previously representing such Company Common Stock shall be properly endorsed or shall otherwise be in proper form for transfer or such Book Entry Share shall be properly transferred in accordance with the applicable procedures for such transfer and to the reasonable satisfaction of the Paying Agent, as the case may be, (ii) the applicable Company Stock Certificate or, if applicable, Book Entry Share, is presented to the Paying Agent, accompanied by all documents reasonably required by the Paying Agent to evidence and effect such transfer and (iii) the Person requesting such payment shall pay to the Paying Agent any transfer or other Taxes required as a result of such payment to a Person other than the registered holder of such Company Stock Certificate or Book Entry Share or establish to the satisfaction of the Paying Agent and Parent that such Tax has been paid or is not payable.
(e)   At the Effective Time, the stock transfer books of the Company shall be closed with respect to all shares of Company Common Stock outstanding immediately prior to the Effective Time. No further transfer of any such shares of Company Common Stock shall be made on such stock transfer books after the Effective Time. If, after the Effective Time, a valid Company Stock Certificate, which shares were outstanding immediately prior to the Effective Time and converted into the right to receive the Merger Consideration, in accordance with this Section 2.6, is presented to the Paying Agent or to the Surviving Corporation or Parent, such Company Stock Certificate shall be cancelled and shall be exchanged as provided in this Section 2.6.
(f)   Parent shall bear and pay all charges and expenses, including those of the Paying Agent, incurred in connection with the payment for Company Common Stock.

(g)   The Paying Agent shall invest any cash included in the Exchange Fund as directed by Parent at its sole discretion. Any interest and other income resulting from such investment shall be paid to Parent. In no event, however, shall such investment or any such payment of interest or income delay the receipt by former holders of Company Common Stock of the applicable Merger Consideration or otherwise impair such holders’ rights hereunder. To the extent that there are any losses with respect to any investments of the Exchange Fund, or the Exchange Fund diminishes for any reason to an aggregate amount that is insufficient to enable the Paying Agent to promptly pay the applicable Merger Consideration in full to all holders of Company Stock Certificates or Book Entry Shares (other than Cancelled Shares or Appraisal Shares), Parent shall, or shall cause the Surviving Corporation to, promptly replace or restore the cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times maintained at a level sufficient for the Paying Agent to make all such payments in full.
(h)   Any portion of the Merger Consideration made available to the Paying Agent pursuant to Section 2.6(a) to pay for Appraisal Shares shall be returned to Parent or one of its Affiliates upon written demand by Parent or any of its Affiliates.
Section 2.7.   Company Compensatory Awards.
(a)   Each Company Option or portion thereof that is vested and exercisable immediately prior to the Effective Time (or would become vested and exercisable by the terms of such Company Option as a result of the Transactions, including, for the avoidance of doubt, all Company Options held by members of the Company Board who are not also employees of the Company as of the date hereof) (each such Company Option, a “Vested Company Option”) shall, as of the Effective Time, be cancelled and, in consideration thereof, the holder of such Vested Company Option shall receive an amount (such amount, the “Company Option Consideration”) in cash equal to, subject to applicable Tax withholding, the product of (i) the excess, if any, of the Merger Consideration over the exercise price per share of Company Common Stock underlying such Company Option, multiplied by (ii) the total number of shares of Company Common Stock subject to such Company Option. Each outstanding Company Option that is not a Vested Company Option (each such Company Option, an “Unvested Company Option”) shall, as of the Effective Time, be cancelled and, in consideration thereof, the holder of such Unvested Company Option will receive the Company Option Consideration, subject to and conditioned on the same terms and conditions (including any terms and conditions relating to vesting and acceleration thereof, but excluding any terms and conditions related to exercise) as applicable to the Unvested Company Option to which such Company Option Consideration relates. Notwithstanding anything in this Section 2.7(a) to the contrary, any Company Option that has an exercise price per share of Company Common Stock that is greater than or equal to the Merger Consideration shall be cancelled at the Effective Time for no consideration.
(b)   Each Company RSU Award that is vested immediately prior to the Effective Time (or would become vested by the terms of such Company RSU Award as a result of the Transactions, including, for the avoidance of doubt, all Company RSU Awards held by members of the Company Board who are not also employees of the Company as of the date hereof) (each such Company RSU Award, a “Vested Company RSU Award”) shall, as of the Effective Time, be cancelled and, in consideration thereof, the holder of such Company RSU Award shall receive an amount (such amount, the “Company RSU Award Consideration”) in cash equal to, subject to applicable Tax withholding, the Merger Consideration in respect of each share of Company Common Stock subject to such Company RSU Award. Each outstanding Company RSU Award that is not a Vested Company RSU Award (each such Company RSU Award, an “Unvested Company RSU Award”) shall, as of the Effective Time, be cancelled and, in consideration thereof, the holder of such Unvested Company RSU Award will receive the Company RSU Award Consideration, subject to and conditioned on the same terms and conditions (including any terms and conditions relating to vesting and acceleration thereof) as applicable to the Unvested Company RSU Award to which such Company RSU Award Consideration relates.
(c)   The Surviving Corporation or Parent, or an Affiliate thereof, as applicable, shall pay the holders of Company Compensatory Awards the cash payments described in Section 2.7(a) and Section 2.7(b) as soon as reasonably practicable after the Closing Date, in the case of Vested Company Options and Vested Company RSU Awards, or the final day of the calendar quarter in which the applicable vesting date occurs, in the case of Unvested Company Options and Unvested Company

RSU Awards, but in any event no later than the earlier of (i) the first regular payroll date of the Surviving Corporation or Parent, or an Affiliate thereof, as applicable, that is at least 10 Business Days following the Closing Date or such calendar quarter, as the case may be, and (ii) March 15 of the calendar year immediately after the Closing Date or such applicable vesting date, as the case may be. Any payments made pursuant to this Section 2.7(c) shall be made by a payroll payment and subject to applicable withholding of Taxes, except that, if any such payment cannot be made through the payroll system or payroll provider of the Surviving Corporation or Parent, or an Affiliate thereof, as applicable, then the Surviving Corporation or Parent, or such Affiliate, as applicable, will issue a check for such payment to such holder (less applicable withholding Taxes). To receive a payment in accordance with this Section 2.7(c), the holder of any such unvested Company Compensatory Award shall be required to be employed or provide services through the applicable vesting date, but not, for the avoidance of doubt, through the applicable payment date.
(d)   Prior to the Effective Time, the Company Board or any authorized committee thereof shall adopt such resolutions as may reasonably be appropriate or required in its discretion to effectuate the actions contemplated by this Section 2.7.
Section 2.8.   Employee Stock Purchase Plan.   As soon as practicable following the date hereof, the Company Board (or, if appropriate, any committee administering the ESPP) shall adopt such resolutions or take such other actions as may be required to provide that, with respect to the ESPP: (a) if the current offering period is scheduled to end after the Closing Date, (i) the final exercise date for such offering period shall be no later than the date that is five (5) days prior to the Effective Time (the “Final Exercise Date”), (ii) each ESPP participant’s accumulated contributions under the ESPP shall be used to purchase shares of Company Common Stock in accordance with the terms of the ESPP as of the Final Exercise Date and (iii) the ESPP shall terminate on the date immediately prior to the date on which the Effective Time occurs and no further rights shall be granted or exercised under the ESPP thereafter; (b) if the current offering period is scheduled to end prior to the Closing Date, such offering period and the ESPP shall be operated in the ordinary course in accordance with the existing terms of the ESPP and such offering period (except as provided under clause (c)); and (c) from and after the date hereof, no new offering periods shall commence under the ESPP, no new participants shall be entitled to enroll in the ESPP, and no current ESPP participants shall be permitted to increase their elections under the ESPP. All shares of Company Common Stock purchased on the Final Exercise Date pursuant to clause (a) shall be cancelled at the Effective Time and converted into the right to receive the Merger Consideration in accordance with the terms and conditions of this Agreement.
Section 2.9.   Withholding Rights.   Notwithstanding anything in this Agreement to the contrary, each of Parent, Merger Sub, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from any payment to be made to any Person pursuant to this Agreement any amount that Parent, Merger Sub, the Surviving Corporation or the Paying Agent, as applicable, reasonably determines to be required to be deducted and withheld under any applicable Tax Law. Parent, Merger Sub, the Surviving Corporation, or the Paying Agent, as applicable, will remit any such withheld amounts to the applicable Taxing Authority. Any amount so deducted and withheld by Parent, Merger Sub, the Surviving Corporation or the Paying Agent, as the case may be, shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such amount was deducted and withheld.
Section 2.10.   Appraisal Rights.
(a)   Notwithstanding anything to the contrary contained in this Agreement, any shares of Company Common Stock that constitute Appraisal Shares shall not be converted into the right to receive the Merger Consideration and each holder of Appraisal Shares shall be entitled only to receive such consideration as is determined to be due with respect to such Appraisal Shares pursuant to Section 262 of the DGCL. From and after the Effective Time, a holder of Appraisal Shares shall not have and shall not be entitled to exercise any of the voting rights or other rights of a stockholder of the Surviving Corporation. If any holder of Appraisal Shares shall fail to perfect or shall otherwise waive, withdraw or lose such holder’s right to appraisal under Section 262 of the DGCL, then (i) the right of such holder to be paid such consideration as is determined to be due pursuant to Section 262 of the DGCL shall cease, and (ii) such Appraisal Shares shall be deemed to have been converted as of the Effective Time into and have become exchangeable only for the right to receive (upon the surrender of the Company Stock Certificates or Book Entry Shares previously representing such Appraisal Shares) the Merger Consideration, without interest and reduced by the amount of any withholding that is required under applicable Tax Law, in accordance with Section 2.5.
(b)   The Company shall give Parent (i) written notice within 24 hours of any demand by any stockholder of the Company for appraisal of such stockholder’s Company Common Stock pursuant to Section 262 of the DGCL, any written waiver or withdrawal of any such demand, and any other demand, notice or instrument delivered to the Company prior to the Effective Time that relates to such demand, and (ii) the opportunity to participate in, and direct all negotiations and proceedings with respect to any such demand. The Company shall not make any payment with respect to any demands for appraisal or settle any such demands for appraisal without the prior written consent of Parent.
Section 2.11.   Further Action.   If, at any time after the Effective Time, any further action is necessary to carry out the purposes of this Agreement, the officers and directors of the Surviving Corporation and Parent shall (in the name of Merger Sub, in the name of the Company or otherwise) take such action.
Section 2.12.   Lost Company Stock Certificates.   If any Company Stock Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Company Stock Certificate to be lost, stolen or destroyed and, if required by Parent or the Paying Agent, the posting by such Person of a bond, in such reasonable and customary amount as Parent or the Paying Agent may direct, as indemnity against any claim that may be made against it with respect to such lost, stolen or destroyed Company Stock Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Company Stock Certificate the Merger Consideration, without any interest thereon.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except (x) as disclosed in the Company Disclosure Schedule (it being acknowledged and agreed that disclosure of any item in any Section or subsection of the Company Disclosure Schedule shall be deemed disclosed with respect to any other Section or subsection of the Company Disclosure Schedule to the extent that the relevance of any disclosed event, item or occurrence in the Company Disclosure Schedule to such other Section or subsection is reasonably apparent on its face as to matters and items that are the subject of the corresponding representation or warranty in this Agreement), and (y) as set forth in the Company SEC Documents filed with or furnished to the SEC and publicly available after January 1, 2020 and prior to the date of this Agreement, and to the extent it is reasonably apparent on its face that any such disclosure set forth in such Company SEC Documents would qualify the representations and warranties contained herein, and excluding from the Company SEC Documents (i) any exhibits thereto and (ii) any risk factor disclosures, disclosures about market risk or other cautionary, predictive or forward-looking disclosures contained therein, other than those disclosures which relate to specific historical events or circumstances affecting the Company (provided that this clause (y) shall not apply to any of the representations and warranties set forth in Section 3.1, Section 3.2, Section 3.3, Section 3.4, Section 3.5, Section 3.9, Section 3.16, Section 3.17, Section 3.18, Section 3.19, Section 3.20, Section 3.22 or Section 3.23), the Company represents and warrants to each of Parent and Merger Sub as follows:
Section 3.1.   Due Organization and Good Standing; Subsidiaries.
(a)   Each of the Acquired Companies (i) is a corporation or other Entity that is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept) under the Law of its jurisdiction of incorporation or organization, as applicable, (ii) has full corporate (or, in the case of any Subsidiary that is not a corporation, other) power and authority to own, lease and operate its properties and assets and to conduct its business as presently conducted and (iii) is duly qualified or licensed to do business as a foreign corporation and is in good standing (with respect to jurisdictions that recognize such concept) in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except, with respect to clause (iii), where the failure to be so qualified or licensed would not, individually or in the aggregate, reasonably be expected to be material to the Acquired Companies, taken as a whole.

(b)   Section 3.1(b) of the Company Disclosure Schedule sets forth a true, accurate and complete list of each Subsidiary of the Company and indicates its jurisdiction of organization, registered address, mailing address and the name of its directors and officers. All Company Subsidiary Securities issued by each such Subsidiary that are outstanding are owned by the Company or one of the Company’s other Subsidiaries (and the name of such owner Entity is indicated in Section 3.1(b) of the Company Disclosure Schedule). None of the Acquired Companies owns any capital stock of, or any equity interest of, or any equity interest of any nature in, any other Entity, other than in the Acquired Companies.
(c)   Notwithstanding anything in this Agreement to the contrary and notwithstanding anything set forth in the Company Disclosure Schedule, no Acquired Company has filed for bankruptcy or filed for reorganization under U.S. federal bankruptcy Law or similar state or foreign Law, become insolvent or become subject to conservatorship or receivership.
Section 3.2.   Organizational Documents.   The Company has made available to Parent complete and correct copies of the certificate of incorporation and by-laws (or similar Organizational Documents) of each Acquired Company, each as amended to date, and each as so made available to Parent is in full force and effect. The Company is not in violation of any of the provisions of the Company Certificate of Incorporation or the Company Bylaws and will not be in violation of any of the provisions of the Company Certificate of Incorporation or Company Bylaws, as the Company Certificate of Incorporation and the Company Bylaws may be amended (subject to Section 5.1(a)) between the date hereof and the Closing Date.
Section 3.3.   Capitalization.
(a)   The authorized capital stock of the Company consists of 100,000,000 shares of Company Common Stock and 25,000,000 shares of preferred stock, par value $0.0001 per share. As of the close of business on April 1, 2021 (the “Capitalization Date”): (i) 35,996,684 shares of Company Common Stock were issued and outstanding; (ii) no shares of preferred stock of the Company were issued or outstanding; (iii) 1,599,488 shares of Company Common Stock were subject to issuance pursuant to outstanding Company Options (which have a weighted average exercise price of $10.22 per share and 1,520,643 of which are currently exercisable); (iv) 1,800,670 shares of Company Common Stock were subject to issuance pursuant to Company RSU Awards; (v) 1,655,186 shares of Company Common Stock were held by the Company as treasury shares; and (vi) an aggregate of 1,534,487 shares of Company Common Stock were available for issuance under the ESPP, of which, taking into account the requirements of Section 2.8, a maximum of 11,987 shares of Company Common Stock may become issuable pursuant to the offering period in effect as of the date hereof, assuming a per share purchase price based upon the closing price as of the first day of such offering period. All of the outstanding Company Common Stock have been, and all shares that may be issued pursuant to any Company Benefit Plan or Company Security will be, when issued in accordance with the respective terms thereof and in compliance with the terms of this Agreement, duly authorized and validly issued, fully paid and nonassessable and free of preemptive rights. There are no Company Securities owned or held by any Subsidiary of the Company.
(b)   Except as set forth in the Company’s Certificate of Incorporation: (i) none of the outstanding Company Common Stock is entitled to or subject to any preemptive right, right of repurchase, right of participation or any similar right; (ii) none of the outstanding Company Common Stock is subject to any right of first refusal in favor of any of the Acquired Companies; and (iii) there is no Contract to which any of the Acquired Companies is a party relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or from granting any option or similar right with respect to), any Company Security or any Company Subsidiary Security. None of the Acquired Companies is under any obligation, nor is any of the Acquired Companies bound by any contract pursuant to which it will become obligated, to repurchase, redeem or otherwise acquire any outstanding Company Securities or Company Subsidiary Securities.
(c)   There are no bonds, debentures, notes or other Indebtedness of the Acquired Companies issued and outstanding having the right to vote (or convertible or exercisable or exchangeable for securities having the right to vote) on any matters on which stockholders of the Company may vote.

(d)   Except as set forth in this Section 3.3, as of the Capitalization Date, there were no outstanding (i) shares of capital stock or other voting securities of, or ownership interests in, any Acquired Company, (ii) security, instrument, bond, debenture or note that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of any Acquired Company, (iii) subscription, option, call, warrant or other right (whether or not currently exercisable) to acquire from any Acquired Company, or other obligations of any Acquired Company to issue, any capital stock or other voting securities of, or ownership interests in, or any securities convertible into, or exchangeable or exercisable for, any capital stock or other voting securities of, or ownership interests in, any Acquired Company or (iv) restricted stock unit, restricted share, stock-based performance unit, shares of phantom stock, stock appreciation right, profit participation right, contingent value rights, “phantom” stock or similar securities or any other right that is linked to, or the value of which is based on or derived from, or provide economic benefits based on, directly or indirectly, the value or price of any shares of capital stock of any Acquired Company (the items in clauses (i) through (iv), (x) to the extent relating to the Company, collectively, the “Company Securities” and (y) to the extent relating to any Subsidiary of the Company, collectively, the “Company Subsidiary Securities”).
(e)   Section 3.3(e) of the Company Disclosure Schedule contains a true, complete and accurate list, as of the Capitalization Date, of each outstanding Company Compensatory Award, including (i) the name of the holder of such Company Compensatory Award, (ii) the state or country in which such holder resides, (iii) an indication of whether such holder is a current director, officer, employee or individual independent contractor of any Acquired Company, (iv) an indication of whether such holder is a consultant to any Acquired Company or former employee of any Acquired Company, (v) the date of grant of such Company Compensatory Award, (vi) the number of shares of Company Common Stock subject to such Company Compensatory Award, (vii) where applicable, the exercise price, (viii) the vesting schedule for such Company Compensatory Award, including the extent vested as of the date of this Agreement and whether vesting accelerates on specified “change in control” transactions, (ix) in the case of Company Options, whether it is or is not intended to be an incentive stock option as defined in Section 422 of the Code and (x) any special terms, such as early exercise. Each Company Compensatory Award was granted pursuant to the form of award agreement that has been made available to Parent, subject only to the variations described in the immediately preceding sentence. Each Company Compensatory Award has been granted in compliance in all material respects with all applicable securities Laws or exemptions therefrom and all requirements set forth in the applicable Company Benefit Plan and applicable award agreements. The exercise price of each Company Option is not less than the fair market value (within the meaning of Section 409A of the Code) of a share of Company Common Stock on the date of grant of such Company Option and all such Company Options are exempt from Section 409A of the Code. At all times, the ESPP has qualified as an “employee stock purchase plan” under Section 423 of the Code, and all options to purchase shares under the ESPP (now outstanding or previously exercised or forfeited) have satisfied applicable Law, including the requirements of Section 423 of the Code. The treatment of the Company Compensatory Awards under this Agreement does not violate the terms of the applicable Company Benefit Plans or any Contract governing the terms of such Company Compensatory Awards, and will not cause any adverse Tax consequences, including under Section 409A of the Code. From the close of business on the Capitalization Date to the date of this Agreement, the Company has not issued any Company Securities, except upon the exercise of the Company Options or vesting of Company RSU Awards, in each case outstanding as of the close of business on the Capitalization Date and as disclosed in Section 3.3(e) of the Company Disclosure Schedule. Each Company RSU Award is exempt from Section 409A of the Code as a short-term deferral within the meaning of Section 1.409A-1(b)(4) of the Treasury Regulations.
(f)   There is no stockholder rights plan (or similar plan commonly referred to as a “poison pill”) or Contract under which any Acquired Company is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities.
(g)   All dividends or distributions declared, made or paid by the Subsidiaries of the Company have been declared, made or paid in accordance with the applicable Subsidiary’s Organizational Documents, all applicable Law and any agreements or arrangements made with any Third Party regulating the payment of dividends and distributions. No Company Subsidiary Securities have been issued and no transfer of any such Company Subsidiary Securities has been registered (where applicable), except in accordance with all applicable Laws and the Organizational Documents of the relevant Subsidiary of the Company, and all such transfers have been duly stamped (where applicable).
Section 3.4.   SEC Filings; Financial Statements.
(a)   All reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated therein) required to be filed by the Company with, or that were otherwise furnished by the Company to, the SEC since January 1, 2018 (the “Company SEC Documents”) have been filed with or furnished to the SEC on a timely basis. As of the time it was filed with or furnished to the SEC (or, if amended or superseded by a filing prior to the date hereof, then on the date of such filing): (i) each of the Company SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act, the Sarbanes-Oxley Act and NYSE (as the case may be); and (ii) none of the Company SEC Documents contained when filed (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively) any untrue statement of a material fact or omitted, as the case may be, to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No Subsidiary of the Company is, or at any time has been, required to file any reports, schedules, forms, statements or other documents with the SEC or similar foreign Governmental Entity.
(b)   The financial statements (including any related notes) contained or incorporated by reference in the Company SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q, Form 8-K or any successor form under the Exchange Act, and except that unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments); and (iii) fairly present, in all material respects, the financial position of the Company as of the respective dates thereof and the results of operations of the Company for the periods covered thereby. No financial statements of any Person other than the Acquired Companies are required by GAAP to be included in the consolidated financial statements of the Company. The books and records of the Acquired Companies have been, and are being, maintained in all material respects in accordance with GAAP.
(c)   The Acquired Companies have established and maintain disclosure controls and procedures and internal control over financial reporting (as such terms are defined in Rule 13a-15 under the 1934 Act) as required by Rule 13a-15 under the 1934 Act. Such disclosure controls and procedures are designed to ensure that all material information relating to the Company, including its consolidated Subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared. Such disclosure controls and procedures are effective in timely alerting the Company’s principal executive officer and principal financial officer to material information required to be included in the Company’s periodic and current reports required under the Exchange Act. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.
(d)   The Acquired Companies have established and maintain a system of internal controls over financial reporting (as defined in Rule 13a-15 under the 1934 Act) sufficient to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of Company financial statements for external purposes in accordance with GAAP. The Company has disclosed, based on its most recent evaluation of internal controls prior to the date hereof, to the Company’s auditors and audit committee (i) any significant deficiencies and material weaknesses in the design or operation of internal controls that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a role in internal controls. The Company has made available to Parent a summary of any such disclosure made by management to the Company’s auditors and audit committee since January 1, 2018.

(e)   The Company is in compliance in all material respects with all current listing and corporate governance requirements of the NYSE.
(f)   None of the Acquired Companies has effected, entered into or created any securitization transaction or “off-balance sheet arrangement” (as defined in Item 303(c) of Regulation S-K under the Exchange Act) where the result, purpose or intended effect of such transaction or arrangement is to avoid disclosure of any material transaction involving, or material Liabilities of, the Acquired Companies in its published financial statements or other Company SEC Documents.
(g)   There are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Company SEC Documents. The Company has made available to Parent true and complete copies of all material correspondence between the SEC and any Acquired Company since January 1, 2018.
(h)   Except as permitted by the Exchange Act, including Sections 13(k)(2) and (3), since the enactment of the Sarbanes-Oxley Act, none of the Acquired Companies has made or permitted to remain outstanding any “extensions of credit” (within the meaning of Section 402 of the Sarbanes-Oxley Act) or prohibited loans to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company. There are no Contracts between any Acquired Company, on the one hand, and any other Person (other than an Acquired Company), on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K that are not appropriately disclosed in the Company SEC Documents. Each of the principal executive officer and principal financial officer of the Company (or each former principal executive officer and principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 and 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC and NYSE, and the statements contained in any such certifications are complete and correct as of their respective dates.
(i)   None of the Acquired Companies has any Liabilities except for: (i) Liabilities disclosed in the financial statements (including any related notes) contained in the Company SEC Documents; (ii) Liabilities to perform under Contracts entered into by the Acquired Companies and made available to Parent; (iii) Liabilities that are not and would not reasonably be expected to be, individually or in the aggregate, material to the Acquired Companies, taken as a whole; and (iv) Liabilities and obligations incurred in connection with the Transactions.
Section 3.5.   Absence of Certain Changes.
(a)   Since the date of the Most Recent Balance Sheet through the date hereof, (i) the Acquired Companies have conducted their businesses in all material respects in the ordinary course of consistent with past practice and (ii) there has not been any Effect that has had or would reasonably be expected to have, individually or in the aggregate with all other Effects, a Company Material Adverse Effect.
(b)   Since the date of the Most Recent Balance Sheet through the date hereof, there has not been any action taken by any Acquired Company that, if taken during the period from the date of this Agreement through the Effective Time without Parent’s consent, would constitute a breach of any of clauses (a), (c), (e), (g), (h), (i), (j), (k), (l), (m), (n), (p), (q) or (r) of Section 5.1 (or clause (s) of Section 5.1 in connection with any of such foregoing clauses).
Section 3.6.   Intellectual Property; IT Systems; Data Privacy.
(a)   Section 3.6(a) of the Company Disclosure Schedule contains a complete and accurate list of all Patents owned or purported to be owned by any Acquired Company (“Company Patents”), registered and applied-for Marks owned or purported to be owned by any Acquired Company (“Company Marks”) and registered Copyrights owned or purported to be owned by any Acquired Company (“Company Copyrights”), in each case including, to the extent applicable, the record owner, the date of filing, issuance or registration, the filing, issuance or registration number and the name of the body where the filing, issuance or registration was made.
(b)   The applicable Acquired Company exclusively owns such Acquired Company’s Company Intellectual Property, free and clear of all Liens (other than Permitted Liens).

(c)   Each Acquired Company exclusively owns, or has valid and enforceable rights to use pursuant to a written Contract, all Intellectual Property used or held for use by such Acquired Company, and all Intellectual Property necessary and sufficient to operate its respective business as currently conducted.
(d)   The Company Intellectual Property constitutes all Intellectual Property material to the businesses of the Acquired Companies as currently conducted.
(e)   All Company Patents, Company Marks and Company Copyrights that have been issued by, or registered or the subject of an application filed with, as applicable, the U.S. Patent and Trademark Office, the U.S. Copyright Office or any similar office or agency anywhere in the world, have been duly maintained (including the payment of maintenance fees) and are not expired, cancelled or abandoned and, except for such issuances, registrations or applications that the applicable Acquired Company has permitted to expire or has cancelled or abandoned in its reasonable business judgment and do not, or did not, constitute Intellectual Property material to the business of such Acquired Company, to the Knowledge of the Company, are valid and enforceable.
(f)   None of the Company Patents, Company Marks and Company Copyrights that have been issued by, or registered or the subject of an application filed with, as applicable, the U.S. Patent and Trademark Office, the U.S. Copyright Office or in any similar office or agency anywhere in the world is subject to any maintenance fees or Taxes or actions falling due within 90 days after the Closing Date.
(g)   No Company Patent has been or is now involved in any reissue, re-examination, inter-partes review, post-grant review, or opposition proceeding.
(h)   A valid and enforceable assignment to the applicable Acquired Company for each Company Patent has been duly recorded with the U.S. Patent and Trademark Office and all similar offices and agencies anywhere in the world in which foreign counterparts are registered or issued.
(i)   There are no pending or, to the Knowledge of the Company, threatened claims, Legal Proceedings or disputes before any Governmental Entity, or by any Third Party, against any Acquired Company alleging that any of the Acquired Companies is infringing, misappropriating, diluting, or otherwise violating any Intellectual Property of any Person, or challenging the ownership, validity, or enforceability of any Company Intellectual Property.
(j)   To the Company’s Knowledge, none of the Company Intellectual Property is being infringed, misappropriated, diluted, or otherwise violated by any Person. There are no pending claims before any Governmental Entity that have been brought by any Acquired Company against any Person alleging infringement of any such Intellectual Property of such Acquired Company.
(k)   The Company Intellectual Property, and exercise of rights therein, or the operation of the business of the Acquired Companies as currently conducted, and as proposed to be conducted, do not infringe, misappropriate, violate, or otherwise conflict with the rights of any Person in or to any Intellectual Property of any Person.
(l)   All employees and consultants who contributed to the development of any of the Company Intellectual Property did so either (A) within the scope of his or her employment such that, subject to and in accordance with applicable Law, all such Company Intellectual Property arising therefrom became the exclusive property of the applicable Acquired Company or (B) pursuant to written agreements assigning, subject to applicable Law, all such Company Intellectual Property rights arising from his or her employment or engagement to the applicable Acquired Company free and clear of all Liens (other than Permitted Liens) and, to the Knowledge of the Company, no breach of such agreements by any other party thereto has occurred or been threatened.
(m)   The execution, delivery and performance of this Agreement and the consummation of the Transactions (alone or in combination with any other event) do not and will not (i) conflict, alter, impair or adversely affect any of the rights of the Acquired Companies in or to any Company Intellectual Property or other Intellectual Property used or held for use in the business of the Acquired Companies, or the validity, enforceability, use, right to use, ownership, priority, duration, scope, or effectiveness of any Company Intellectual Property or other Intellectual Property used or held for use in the business of the Acquired Companies, (ii) trigger any additional payment obligations with respect to any Company Intellectual Property or other Intellectual Property used or held for use in the business of the Acquired Companies that would not have been due had the Transactions not been consummated, or (iii) result in or require the grant to any Person of any access or right to any Company Intellectual Property or other Intellectual Property used or held for use in the business of the Acquired Companies.
(n)   Each Acquired Company has taken commercially reasonable security measures and other commercially reasonable steps to protect the confidentiality and value of all Trade Secrets owned or purported to be owned by such Acquired Company and to otherwise maintain and to protect the confidentiality of its Business Data and all other confidential data and information and all other Company Intellectual Property and other Intellectual Property used or held for use in the business of such Acquired Company that is, or is intended to be, confidential (including any Third Party’s confidential information disclosed to an Acquired Company subject to written confidentiality obligations) (collectively, the “Company Confidential Information”). Without limiting the generality of the foregoing, the Acquired Companies have caused all employees and other Persons who currently have or have previously had access to any material Company Confidential Information to execute a written Contract that includes confidentiality and restriction on use terms that are consistent with commercially reasonable industry practices. To the Knowledge of the Company, (i) no employee or other Person has disclosed any material Company Confidential Information in violation of such confidentiality obligations to any Acquired Company, (ii) no inadvertent or unauthorized access to or use or disclosure of any material Company Confidential Information has occurred, and (iii) no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time, or both) will, or would reasonably be expected to, nor will this Agreement or the Transactions, result in the delivery, license, disclosure or release, or a requirement for the delivery, license, disclosure or release, of Company Confidential Information by any Acquired Company or any Person.
(o)   Each Acquired Company is in compliance in all material respects with the terms and conditions of all licenses for the Open Source Software used by such Acquired Company in any way (the term “use” with respect to Open Source Software includes modification or distribution by the Company). No Company Intellectual Property or Company Software is, or has become, subject, in whole or in part, to any terms of any Open Source Software license through use, combination, linking, or compilation with Open Source Software or otherwise. No Acquired Company has incorporated or embedded any Specified Open Source Software into any Company Software in a way that the proprietary source code of such Company Software must be licensed or made available to Third Parties at no charge.
(p)   Each Acquired Company exclusively owns, or has valid and enforceable rights to use pursuant to a written Contract, all Business Data Processed by such Acquired Company, and all Business Data necessary and sufficient to operate its respective business as currently conducted and as proposed to be conducted.
(q)   In all material respects, no facts or circumstances exist to suggest that the Acquired Companies do not have full right and authority to transfer to Parent all Business Data in the possession of the Acquired Companies or that the execution of this Agreement and the consummation of the Transactions requires any Acquired Company to seek any consent from any employee, customer, supplier, service provider or other Person in connection with the transfer of any Business Data. The execution of this Agreement and the consummation of the Transactions will not impose any restrictions upon the Acquired Companies’ or Parent’s ability to Process such Business Data in the manner that the Acquired Companies Processed such or similar Business Data prior to the Closing.
(r)   The Business Data and any databases, data packages and organized or structured collections of data that are in use for the Business Data are in good operating condition and are useable in the ordinary course of the business of the Acquired Companies as such business is currently conducted and as it is proposed to be conducted. Immediately following the consummation of the Transactions, such databases, data packages and organized or structured collections of data will have at least the same data, content, information and functionality as of the date hereof, subject to changes to the data, content or information made in the ordinary course of business consistent with past practice.

(s)   The Acquired Companies are, and since January 1, 2018 have been, in compliance in all material respects with the Privacy and Information Security Requirements, and the Acquired Companies have implemented and maintain documented policies and procedures to ensure compliance with the Privacy and Information Security Requirements. To the Knowledge of the Company, with respect solely to their provision of services to the Acquired Companies, the Acquired Companies’ Third Party Service Providers have, since January 1, 2018, complied in all material respects with applicable Laws relating to information privacy and security. To the Knowledge of the Company, each Acquired Company has contractually obligated any Persons that Process Business Data (including all Personal Data) on its behalf to (i) comply with all applicable Privacy and Information Security Requirements, (ii) take reasonable steps to protect and secure Business Data (including all Personal Data) from any unauthorized access, acquisition, modification, or disclosure, and (iii) restrict Processing of Business Data (including all Personal Data) to purposes authorized or required pursuant to the Contract with such Persons, and such Acquired Company has taken reasonable measures to ensure that all such Persons have complied with such contractual obligations.
(t)   The Acquired Companies maintain policies and procedures consistent with applicable standards for the industry in which the Acquired Companies operate to protect Personal Data and other Business Data against loss, damage or theft or other unauthorized access, use, modification or other misuse (“Misuse”) and to ensure the continued, uninterrupted and error-free operation of its products, services and Systems. Without limiting the generality of the foregoing, each Acquired Company’s information security program (i) identifies material internal and external risks to the security of the Personal Data, Business Data, products, services and Systems, and (ii) implements, monitors and improves adequate and effective safeguards to reasonably control those risks. The Acquired Companies have timely and reasonably remediated and addressed any material audit or security assessment findings relating to its implementation of administrative, technical, and physical security measures. Each employee of any Acquired Company has received training regarding information security that is relevant to each such employee’s role and responsibility within the business of the Acquired Companies and such employee’s access to Personal Data, Business Data and Systems.
(u)   Since January 1, 2018, there have been no Security Incidents, and, to the Knowledge of the Company, there are no facts or circumstances which could reasonably serve as the basis for any allegation or claim that a Security Incident has occurred. None of the Acquired Companies has received written notice of any investigations, claims, or Legal Proceedings related to the Acquired Companies’ use of any Personal Data and, to the Knowledge of the Company, no such investigations, claims or Legal Proceedings are pending. To the Knowledge of the Company, there are no material data security, information security, or other technological vulnerabilities with respect to the Acquired Companies’ products or services or with respect to the Systems that could adversely impact their operations or cause a Security Incident.
(v)   The Systems are adequate for, and operate and perform as required in connection with, the operation of the Acquired Companies’ businesses as currently conducted. Each Acquired Company has valid written Contracts in place with respect to the Systems it licenses, leases or otherwise uses or holds for use in its business. Each Acquired Company has taken commercially reasonable steps to provide for the back-up and recovery of data and commercially reasonable disaster recovery procedures and, as applicable, has taken commercially reasonable steps to implement such plans and procedures. Each Acquired Company has taken reasonable actions to protect the integrity and security of the Systems and the information stored thereon (including all Business Data) from Misuse by Persons and from viruses and contaminants and other Security Incidents. To the Company’s Knowledge, the IT Systems do not contain any “virus,” “spyware,” “malware,” “worm,” “Trojan horse” (as such terms are commonly understood in the software industry), disabling codes or instructions, or other similar code or Software routines or components that are designed or intended to (i) delete, disable, interfere with, perform unauthorized modifications to, or provide unauthorized access to any Software, system, network, or other device or (ii) damage or destroy data or files.
(w)   For the avoidance of doubt, no representation or warranty in this Section 3.6 is intended to limit, and will not limit, any other representation or warranty in this Section 3.6.

Section 3.7.   Title to Assets; Real Property.
(a)   The Acquired Companies have good title to, or in the case of assets purported to be leased by the Acquired Companies, lease and have good and valid leasehold interest in, each of the material tangible and real property assets reflected as owned or leased by the Acquired Companies on the Most Recent Balance Sheet (except for tangible assets sold or disposed of since the date of the Most Recent Balance Sheet and except for tangible assets being leased to the Acquired Companies with respect to which the lease has expired since such date) free of any Liens (other than Permitted Liens).
(b)   None of the Acquired Companies owns or has ever owned any real property. None of the Acquired Companies is party to any Contract to purchase any real property or interest therein. Section 3.7(b) of the Company Disclosure Schedule sets forth a true, complete and correct list (by address, date and parties thereto) of all leases, licenses and occupancy rights, including all amendments, modifications and agreements related thereto and an accurate description of each oral lease (each, a “Lease”) of real property (such real property, the “Leased Real Property”) pursuant to which any of the Acquired Companies is a tenant as of the date of this Agreement. The Company has made available a copy of each Lease to Parent. Each Lease is valid and binding and in full force and effect on the Acquired Company party thereto, enforceable in accordance with its terms, subject to the Bankruptcy and Equity Exception. Each of the Acquired Companies and, to the Company’s Knowledge, each of the other parties thereto, has performed in all material respects all obligations required to be performed by it under each Lease, and the Acquired Companies have no present expectation or intention of not fully performing on a timely basis all obligations required to be performed by such Acquired Company under such Lease, whether as a result of COVID-19 or otherwise, and none of the Acquired Companies nor, to the Knowledge of the Company, any other party to such Lease is in breach or default under such Lease, nor has any event occurred nor any circumstance exist, which, with the passage of time, delivery of notice or both, would constitute a breach or default or permit the termination, modification, or acceleration of rent under any Lease, by any of the Acquired Companies or, to the Knowledge of the Company, any other party to such Lease. There are no written or oral subleases, assignments, concessions or other Contracts granting to any Person other than the relevant Acquired Company the right to use or occupy any Leased Real Property, and there is no Person, other than the applicable Acquired Company, in possession of any of the Leased Real Property. No Acquired Company has received notice of, and the Company has no Knowledge that, any other party intends to cancel, terminate, breach, or attempt to alter the terms of any such Lease, or not to exercise any option to renew thereunder. No Acquired Company has received any written notice from any Governmental Entity alleging a violation of any Laws or restrictive covenants with respect to any of the Leased Real Property or the relevant Acquired Company’s use thereof. To the Company’s Knowledge, the current use of any Leased Real Property by the applicable Acquired Company is not in violation of any Laws or restrictive covenants.
(c)   There are no condemnation, expropriation or other proceedings in eminent domain or zoning, building code or other moratorium proceeding pending or, to the Company’s Knowledge, threatened, affecting all or any portion of the Leased Real Property. There have been no special assessments filed or, to the Knowledge of the Company, proposed against the Leased Real Property or any portion thereof. The Transactions and the documents to be delivered at or before Closing do not require the consent of any other party relating to the Leased Real Property, including from landlords under a Lease, whether as a deemed “assignment” or otherwise, will not result in a breach of or default under any Lease, will not give rise to any termination or recapture rights, and will not otherwise cause such Lease to cease to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing. The applicable Acquired Company’s possession and quiet enjoyment of the Leased Real Property has not been disturbed and there are no disputes with respect to Leased Real Property or proceedings by the relevant Acquired Company against a lessor under a Lease alleging such lessor is in default or committed a breach under such Lease. No security deposit or portion thereof deposited with respect to any Leases has been applied which has not been re-deposited in full.
(d)   The Leased Real Property comprises all of the real property used in the business and operations of the Acquired Companies and all of the real property necessary and sufficient for the conduct of the Acquired Companies’ businesses as currently conducted. None of the Leased Real Property has been damaged or destroyed by fire or other casualty that has not been restored. All of the Leased Real Properties have legal access and are supplied with utilities necessary for the operation thereof as the same are currently operated or currently proposed to be operated, in each case, to the extent necessary for the conduct of the Acquired Companies’ business. The buildings and other improvements constituting the Leased Real Property are in good condition and repair (ordinary wear and tear excepted) and in compliance with applicable Laws in all material respects and are fit for use in the ordinary course of business as the same are currently operated.
Section 3.8.   Material Contracts.
(a)   Section 3.8(a) of the Company Disclosure Schedule sets forth a true, complete and accurate list, as of the date hereof, of each Contract to which any Acquired Company is a party or by which an Acquired Company is, or any of its properties or assets are, bound (except for this Agreement and the other agreements entered into in connection with the Transactions) and which:
(i)   materially restricts the ability of any Acquired Company to engage in any business or compete in any business or with any Person or operate in any geographic area;
(ii)   other than with respect to (A) any partnership that is wholly owned by any Acquired Company or (B) any ordinary-course reseller relationship, is a joint venture, partnership, limited liability company or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any partnership, joint venture or other similar arrangement;
(iii)   is an agreement or indenture relating to Indebtedness relating to any Acquired Company for an amount in excess of $250,000, any guarantees thereof or the granting of Liens over the property or assets of any Acquired Company;
(iv)   prohibits the payment of dividends or distributions in respect of the capital stock of any Acquired Company or prohibits the pledging of the capital stock of any Acquired Company;
(v)   any Contract relating to any loan or other extension of credit made by an Acquired Company;
(vi)   is with any of the ten largest vendors or ten largest customers of the Acquired Companies, taken together (as determined by total payments in the fiscal year ended December 31, 2020);
(vii)   is for the purchase by any Acquired Company of services, products, supplies, or other assets or services after the date hereof that is for annual consideration greater than $250,000 and cannot be cancelled by such Acquired Company without penalty with less than ninety (90) days’ notice;
(viii)   is for the sale by any Acquired Company of services, products, supplies, or other assets or services after the date hereof that is for annual consideration of greater than $500,000 and cannot be cancelled by such Acquired Company without penalty with less than ninety (90) days’ notice;
(ix)   provides for any acquisition or divestiture of assets or capital stock or other equity interests, in each case to the extent the same has not been consummate or pursuant to which any Acquired Company has continuing covenants, representations, indemnification, guarantee, “earn-out” or other contingent payment obligations;
(x)   requires any Acquired Company, directly or indirectly, to make any advance, loan, extension of credit or capital contribution to, or other investment in, any Person (other than any other Acquired Company) in any such case which is in excess of $250,000;
(xi)   contains “most favored nation” or similar preferential pricing provisions;
(xii)   grants exclusive rights, rights of first refusal, rights of first negotiation or offer or similar rights to any customer, vendor or supplier;

(xiii)   is a lease or Contract under which any Acquired Company is lessee of or holds or operates, in each case, any tangible property (other than real property), owned by any other Person, except for any lease or Contract under which the aggregate annual rental payments do not exceed $250,000;
(xiv)   is a lease or Contract under which any Acquired Company is lessor of or permits any Third Party to hold or operate, in each case, any tangible property (other than real property), owned or controlled by any Acquired Company, except for any lease or agreement under which the aggregate annual rental payments do not exceed $250,000;
(xv)   is a lease, sublease or license under which any Acquired Company is lessee or lessor of, or holds or operates, any real property;
(xvi)   contains a commitment by any Acquired Company to make any capital expenditure in excess of $250,000;
(xvii)   is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC);
(xviii)   is between any Acquired Company or any of its Affiliates, on the one hand, and any director or officer of any Acquired Company or their respective Affiliates or any Person beneficially owning 5% or more of the outstanding shares of Company Common Stock, on the other hand;
(xix)   provides for (A) the use by any Person of Company Intellectual Property, or (B) the use by an Acquired Company of any Intellectual Property owned by a Third Party to the business of such Acquired Company, but excluding in each case (1) customary confidentiality or non-disclosure agreements, and, with respect to the foregoing clause (A), for clarity, which do not contain any exclusive or perpetual grant, or transfer of ownership, of rights to any Company Intellectual Property, (2) agreements with employees or contractors entered into in the ordinary course of business, and customer agreements entered into in the ordinary course of business, in each case that are substantially consistent with the standard Acquired Company form(s) made available to Parent, (3) Contracts for commercial off-the-shelf Software that is entered into by any Acquired Company in the ordinary course of business on standard, non-negotiated terms and that is licensed for aggregate fee payments of less than $100,000 annually or (4) any non-exclusive license entered into by any Acquired Company in the ordinary course of business, substantially in the form of the applicable Acquired Company’s online terms of service, copies of which have been made available to Parent, by which any Acquired Company grants to, or receives from, a Third Party rights to any Intellectual Property;
(xx)   provides for continuing obligations or interests of an Acquired Company involving the payment of royalties or other amounts calculated based upon the revenues or income of an Acquired Company or any other material contingent payment obligations, in each case that is not terminable by such Acquired Company without penalty without more than ninety (90) days’ notice;
(xxi)   is with any Governmental Entity;
(xxii)   is a stockholders’, investor rights, registration rights, tax receivables or similar or related Contract or arrangement, or otherwise relates to the exercise of any voting rights in respect of any Company Securities or Company Subsidiary Securities;
(xxiii)   provides for indemnification of any current or former director, officer or employee of any Acquired Company (each such counterparty to such Contract, an “Indemnified Party”);
(xxiv)   is an employment, consulting, or other service agreement with a director, officer, employee or individual independent contractor of any Acquired Company, except for any at-will employment agreement or offer letter providing no severance or other post-termination benefits (other than continuation coverage required by Law); and

(xxv)   requires any Acquired Company, or any successor thereto or acquirer thereof, to make any payment, whether on the account of severance or otherwise, to another Person as a result of a change of control of the Company, or that gives a Third Party a right to receive or elect to receive any such payment.
(b)   Each Contract, arrangement, commitment or understanding of the type described in Section 3.8(a), whether or not set forth in Section 3.8(a) of the Company Disclosure Schedule, is referred to herein as a “Material Contract.” The Company has made available to Parent a true and complete copy of each Material Contract. Except for Material Contracts that have expired or terminated by their terms as of the date hereof and that do not otherwise provide for any continuing rights or obligations of the Company after the date hereof, all of the Material Contracts are (i) valid and binding on the applicable Acquired Company and, to the Knowledge of the Company, each other party thereto, as applicable, and (ii) in full force and effect, except as may be limited by bankruptcy, insolvency, moratorium and other similar applicable Law affecting creditors’ rights generally and by general principles of equity (the “Bankruptcy and Equity Exception”). No Acquired Company has, and to the Knowledge of the Company, none of the other parties thereto have, violated any material provision of, or committed or failed to perform any act in any material respect, and no event or condition exists, which with or without notice, lapse of time or both would constitute a default or a material breach under the provisions of any Material Contract, and no Acquired Company has received written notice of any of the foregoing. No Acquired Company has received notice of, and the Company has no Knowledge that, any other party intends to cancel, terminate, breach, attempt to alter or not renew the terms of any Material Contract.
Section 3.9.   Compliance.
(a)   Compliance with Law.   Except as set forth on Section 3.9(a) of the Company Disclosure Schedule, each of the Acquired Companies is, and since January 1, 2018 has been, in material compliance with all Laws applicable to its businesses. None of the Acquired Companies has, since January 1, 2018: (i) received any written notice or, to the Company’s Knowledge, other communication from any Governmental Entity regarding any violation by any of the Acquired Companies of any applicable Law; or (ii) provided any written notice or other communication to any Governmental Entity regarding any material violation by the Acquired Companies of any Law, which notice or communication in either case remains outstanding or unresolved. No representation or warranty is made in this Section 3.9 with respect to Tax matters or environmental matters.
(b)   Prohibited Payments.   None of the Acquired Companies, nor any director, officer, or employee of the Acquired Companies, nor, to the Knowledge of the Company, any agent or other Person acting for or on behalf or at the direction of the Acquired Companies has, in the course of its actions for, or on behalf of, any of the Acquired Companies, (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity or established or maintained, or is maintaining, any unlawful fund of corporate monies or property, (ii) made any inaccurate, false or fictitious entries in the books or records of any Acquired Company in violation of any Anti-Corruption Laws, (iii) directly or indirectly offered, paid, given, promised to pay or give, facilitated or authorized any unlawful bribe, rebate, payoff, influence payment, kickback, advantage or other unlawful payment of anything else of value, regardless of form or amount, to any Person, (iv) is, or has been, under administrative, civil or criminal investigation, indictment, suspension, debarment or audit (other than a routine contract audit) by any party, in connection with alleged or possible violations of any Anti-Corruption Laws, or (v) otherwise violated any provision of any Anti-Corruption Laws. Since January 1, 2018, none of the Acquired Companies has received any written or, to the Company’s Knowledge, oral communication that alleges that any Acquired Company, or any representative or other Person acting for or on behalf or at the direction thereof is, or may be, in violation of, or has, or may have, any Liability under, any Anti-Corruption Laws. Each Acquired Company makes and keeps books, records and accounts that accurately and fairly reflect transactions and the distribution of the assets of such Acquired Company, and maintains a system of internal accounting controls sufficient to provide reasonable assurances that actions are taken in accordance with management’s directives and are properly recorded, in each case in accordance with all Anti-Corruption Laws. The Acquired Companies have implemented controls and procedures that are designed to prevent, detect and deter violations of Anti-Corruption Laws.

(c)   Trade Controls.   None of the Acquired Companies or any of their respective directors, officers, consultants, agents or other Persons acting therefor or on their behalf, is a Person that is, or is owned or controlled by Persons that are (i) the subject of any economic sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the U.S. Department of State, Her Majesty’s Treasury or any applicable prohibited party list maintained by any U.S. Governmental Entity, the European Union or Her Majesty’s Treasury or (ii) located, organized or resident in a country or region that is the subject of comprehensive economic sanctions measures administered by any of the aforementioned Governmental Entities (including, currently, Cuba, Iran, Syria, North Korea, or the Crimea region of Ukraine, collectively “Sanctioned Countries”). The Acquired Companies, their directors, officers, consultants, agents or other Persons acting for or on their behalf, are and since January 1, 2018 have been, in compliance in all material respects with all applicable Laws concerning (A) the exportation, re-exportation, importation, transfer, and retransfer of any commodities (including products), software, and technology, and customs or import, (B) economic sanctions measures, (C) U.S. anti-boycott measures administered by the U.S. Departments of Commerce and Treasury, and (D) trade controls of other jurisdictions in which the Acquired Companies have conducted or are conducting business. Without limiting the foregoing, the Acquired Companies have not engaged in business, or unlawful transactions or dealings since January 1, 2018 with any Sanctioned Countries or individuals or entities that are subject to comprehensive, asset-blocking sanctions imposed pursuant to applicable trade control Laws or Persons located, ordinarily resident in, part of the government of, or organized under the Laws of a Sanctioned Country.
(d)   Permits.   The Acquired Companies hold all material Permits necessary to conduct their respective businesses in the places and in such manner in which such businesses are currently being conducted, and: (i) such Permits are valid and in full force and effect and are not subject to any pending or, to the Knowledge of the Company, threatened action by any Governmental Entity to suspend, cancel, modify, terminate or revoke any such Permit; (ii) the Acquired Companies are in compliance with the terms and requirements of such Permits; (iii) the Acquired Companies are not in material default under, and no condition exists that with notice or lapse of time or both would constitute a material default under or would reasonably be expected to result in any suspension, cancellation, modification, termination or revocation of, any such Permit; and (iv) none of such Permits shall be terminated or impaired or become terminable, in whole or in part, as a result of the Transactions.
Section 3.10.   Legal Proceedings; Orders.
(a)   Except as set forth in Section 3.10 of the Company Disclosure Schedule, there is no Legal Proceeding pending (or, to the Knowledge of the Company, threatened) against any of the Acquired Companies.
(b)   There is no Order applicable to any Acquired Company under which any Acquired Company is subject to ongoing material obligations.
(c)   There is no pending or, to the Knowledge of the Company, threatened investigation by any Governmental Entity with respect to any Acquired Company.
Section 3.11.   Tax Matters.
(a)   All material Tax Returns that are required to be filed by the Acquired Companies have been timely filed with the appropriate Taxing Authority and are true, correct and complete in all material respects. All Taxes due and owing by the Acquired Companies have been timely paid in full to the appropriate Taxing Authority, and the Acquired Companies have made adequate provision in accordance with GAAP for all accrued material Taxes not yet due. None of the Acquired Companies currently is the beneficiary of any extension of time within which to file any Tax Return other than customary extensions for which no approval is required. There are no Liens on any of the assets of the Acquired Companies that arose in connection with any failure (or alleged failure) to pay any Tax, other than Liens arising by operation of Law with respect to Taxes not yet due and payable.
(b)   The Acquired Companies have timely withheld and paid to the appropriate Governmental Entity all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other Third Party.

(c)   There is no dispute, audit, examination or other proceeding concerning any material Tax Liability of the Acquired Companies (including any refund litigation, deficiency, proposed adjustment or other matter in controversy) now pending or threatened by any Taxing Authority in writing to any Acquired Company. None of the Acquired Companies has received written notice of any threatened audits or investigations relating to any Taxes.
(d)   None of the Acquired Companies has waived any statute of limitations in respect of Taxes or agreed to, or requested, any extension of time with respect to a Tax assessment or deficiency, in each case that is currently in effect.
(e)   No claim has been made in writing, or otherwise to the Company’s Knowledge, by any Taxing Authority with respect to any Acquired Company in a jurisdiction in which such Acquired Company does not file a Tax Return to the effect that such Acquired Company is or may be subject to Taxation by, or required to file any Tax Return in, such jurisdiction.
(f)   Other than the Tax Matters Agreement between the Company and Rightside Group, Ltd., dated as of August 1, 2014, and any Tax Sharing Agreement to which only the Acquired Companies are party, there are no Tax Sharing Agreements binding upon any Acquired Company currently in effect.
(g)   None of the Acquired Companies (i) has been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code or within the meaning of any similar provision of Law to which the Acquired Companies may be subject, other than the affiliated group of which the Company is the common parent or (ii) has any Liability for the Taxes of any Person (other than any Acquired Company) under Treasury Regulations Section 1.1502-6 (or any similar provision of Law) as a transferee or successor, by contract or otherwise.
(h)   No Acquired Company has been a party to a “reportable transaction” within the meaning of Section 1.6011-4(b)(2) of the Treasury Regulations or any similar transaction under any corresponding provision of state, local or foreign Law.
(i)   No Acquired Company has ever entered into any joint venture, partnership or other arrangement that could reasonably be treated as a partnership for United States federal, state, local, or foreign Tax purposes.
(j)   No Acquired Company will be required to include any material item of income in, or to exclude any material item of deductions from, Taxable income from any Tax period (or portion thereof) ending after the Closing as a result of any (i) change in method of accounting for a Tax period (or portion thereof) ending prior to the Closing, (ii) closing agreement as described in Section 7121 of the Code executed prior to the Closing, (iii) change in method of accounting adopted prior to the Closing, (iv) open transaction disposition entered into prior to Closing, (v) prepaid amount received prior to Closing or (vi) application of Sections 951, 951A, 956, 965 of the Code or any related provisions applicable to controlled foreign corporations under federal, state, local or any foreign Tax Law. No Acquired Company has made an election under Section 965(h) of the Code.
(k)   Each Acquired Company has (i) to the extent deferred, properly complied in all material respects with all applicable Laws in order to defer the amount of the employer’s share of any “applicable employment taxes” under Section 2302 of the CARES Act, (ii) to the extent applicable, eligible, and claimed, or intended to be claimed, properly complied in all material respects with all Laws and duly accounted for any available Tax credits under Sections 7001 through 7004 of the Families First Coronavirus Response Act and Section 2301 of the CARES Act, (iii) not deferred any payroll Tax obligations (including those imposed by Sections 3101(a) and 3201 of the Code) (for example, by a failure to timely withhold, deposit or remit such amounts in accordance with the applicable provisions of the Code and the Treasury Regulations promulgated thereunder) pursuant to or in connection with any U.S. presidential memorandum or executive order, and (iv) other than the PPP Loan, not incurred, extended or expanded any Indebtedness under any Applicable PPP Laws or similar state, local or foreign Laws.
(l)   The income Tax Returns of the Acquired Companies for all taxable periods ending on or before December 31, 2017 have been examined and settled by the IRS or the appropriate state, local or foreign Taxing Authority, or the period for assessment of the Taxes in respect of which such Tax Returns were required to be filed has expired. All deficiencies asserted and assessments made as a result of any examination of the income Tax Returns of the Acquired Companies have been paid in full. No issues that have been raised in writing by the relevant Taxing Authority in connection with the examination of any such Tax Return are currently pending.
(m)   No Acquired Company has entered into a closing agreement pursuant to Section 7121 of the Code or any material closing agreement under any similar provision of state, local or foreign applicable Law. There is no request for a private letter ruling, technical advice memorandum or similar document with respect to any Acquired Company now pending with the IRS or any other Taxing Authority. The Company has made available to Parent accurate and complete copies of all private letter rulings, technical advice memoranda and similar documents received by any Acquired Company from the IRS since its formation.
(n)   Section 3.11(n) of the Company Disclosure Schedule contains a true, complete and accurate list, for each of the Company’s Subsidiaries, of (i) its classification for U.S. federal income Tax purposes, and (ii) in the case of any Entity organized under non-U.S. Law, its classification under the Tax Laws of each jurisdiction where it is Tax resident.
(o)   No Acquired Company has a branch or permanent establishment outside of the country of its incorporation or organization.
(p)   No Acquired Company has ever (i) constituted a “distributing corporation” or a “controlled corporation” in a distribution of stock purported to or intended to be governed by Section 355 or 361 of the Code within the past three years or (ii) been a United States real property holding corporation (as defined in Section 897(c)(2) of the Code).
Section 3.12.   Employee Benefit Plans.
(a)   Section 3.12(a) of the Company Disclosure Schedule sets forth a true and complete list of each material Company Benefit Plan, other than any at-will employment agreement or offer letter providing no severance or other post-termination benefits (other than continuation coverage required by Law).
(b)   With respect to each Company Benefit Plan, a complete and correct copy of each of the following documents (if applicable) has been made available to Parent: (i) the most recent plan documents and all amendments thereto and all related trust agreements or documentation pertaining to other funding vehicles, (ii) the most recent summary plan description, and all related summaries of material modifications thereto, (iii) the most recently filed IRS Form 5500 (including schedules and attachments) and financial statements, (iv) all material or non-routine correspondence regarding any Company Benefit Plan with any Governmental Entity in the last three years, (v) the most recent IRS determination or opinion letter issued with respect to each Company Benefit Plan intended to be qualified under Section 401(a) of the Code, (vi) all administrative services agreements and other Contracts with service providers relating to any Company Benefit Plan. No Acquired Company has any plan, commitment, or proposal, whether legally binding or not, or has made any commitment to employees to create any additional Company Benefit Plan or modify or change any existing Company Benefit Plan. No events have occurred or are expected to occur with respect to any Company Benefit Plan that would cause a material change in the cost of providing the benefits under such Company Benefit Plan or would cause a material change in the cost of providing for other Liabilities of such Company Benefit Plan. Either the Company or the sponsoring Acquired Company may terminate or amend any Company Benefit Plan, at any time in its sole discretion, without incurring any Liability other than with respect to benefits that have already accrued under a retirement plan. Except as set forth on Section 3.12(b) of the Company Disclosure Schedule, no Company Benefit Plan is subject to the laws of any jurisdiction outside the United States.
(c)   None of the Acquired Companies nor any ERISA Affiliate thereof maintains, sponsors, contributes to or is required to contribute to or has ever sponsored, maintained or contributed or been obligated to contribute to, or had any Liability with respect to any (i) “multiemployer plan” as defined in Section 3(37) of ERISA, (ii) “employee pension benefit plan” (as such term is defined in

Section 3(2) of ERISA) subject to the funding requirements of Section 412 of the Code or Title IV of ERISA, (iii) “multiple employer plan” within the meaning of 29 C.F.R. § 4001.2 or a plan subject to Section 413(c) of the Code, (iv) “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA, (v) “voluntary employees’ beneficiary association” within the meaning of Section 501(c)(9) of the Code or other funding arrangement for the provision of welfare benefits, or (vi) plan that provides health, life, or other welfare benefits on a less-than-fully insured basis (except for flexible spending accounts). No Company Benefit Plan provides for post-retirement or post-termination health, life insurance or other welfare benefits except as required under Part 6 of Subtitle B of Title I of ERISA or Section 4980B of the Code or similar state Law and for which the employee pays the full cost of coverage. All assets of any Company Benefit Plan consist only of cash or actively traded securities, and except for the Company Equity Incentive Plan and the ESPP, no Company Benefit Plan invests in or provides any awards based on stock or other equity of any Acquired Company or ERISA Affiliate.
(d)   Each Company Benefit Plan that is intended to qualify under Section 401 of the Code has either received a favorable determination or opinion letter from the IRS as to its qualified status or has applied (or has time remaining in which to apply) to the IRS for such a determination letter prior to the expiration of the requisite period under applicable Treasury Regulations or IRS pronouncements and, to the Knowledge of the Company, nothing has occurred that has adversely affected or would reasonably be expected to adversely affect the qualification of such Company Benefit Plan.
(e)   The Company Benefit Plans have been maintained, funded and administered in all material respects in accordance with their terms and applicable Law. All payments and contributions required to have been made with respect to all Company Benefit Plans either have been made or have been accrued in accordance with the terms of the applicable Company Benefit Plan and applicable Law. Neither any Acquired Company nor, to the Knowledge of the Company, any Person, in each case, to the extent such Person acts or has acted as a fiduciary (within the meaning of Section 3(21) of ERISA) with respect to any Company Benefit Plan, has breached his or her fiduciary duty with respect to a Company Benefit Plan or otherwise has any Liability in connection with any acts taken (or failed to be taken) with respect to the administration or investment of the assets of any Company Benefit Plan. No Acquired Company has engaged in a non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code, and to the Knowledge of the Company, no “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any Company Benefit Plan that could result in a material Liability to an Acquired Company under Section 406 of ERISA or Section 4975 of the Code.
(f)   There are no pending or, to the Knowledge of the Company, threatened Legal Proceedings (other than routine claims for benefits), audits or investigations, relating to any Company Benefit Plan, and, to the Knowledge of the Company, there are no existing facts that would reasonably be expected to give rise to any such Legal Proceedings (other than routine claims for benefits), audits or investigations.
(g)   Except as set forth on Section 3.12(g) of the Company Disclosure Schedule or as contemplated by Section 2.7, neither the execution and delivery of this Agreement nor the consummation of the Transactions (either alone or in connection with any other event) will result in, or cause the accelerated vesting payment, funding or delivery of, or increase the amount or value of, any payment or benefit to any employee, officer, director or other service provider of any Acquired Company; provided that this Section 3.12(g) shall be interpreted without regard to the effect any arrangement of Parent.
(h)   Except as set forth on Section 3.12(g), neither the execution and delivery of this Agreement nor the consummation of the Transactions (either alone or in connection with any other event) will result in (i) the payment of any amount that could, individually or in combination with any other such payment, constitute an “excess parachute payment,” as defined in Section 280G(b)(1) of the Code (without regard to Section 280G(b)(4) of the Code), (ii) a requirement to pay any Tax “gross-up” or similar “make-whole” payments to any employee, director or consultant of any Acquired Company, or (iii) the triggering or imposition of any restrictions or limitations on the right of any Acquired Company to amend or terminate any Company Benefit Plan.

(i)   No Person excluded from participation in any Company Benefit Plan due to classification by any Acquired Company as a non-employee service provider, temporary employee, leased employee, or other type of ineligible service provider has any valid claim for benefits under any such Company Benefit Plan.
Section 3.13.   Labor and Employment Matters.
(a)   The Acquired Companies are, and since January 1, 2018 have been, in compliance in all material respects with all applicable Law and Orders governing labor or employment or the retention of non-employee service providers. To the Knowledge of the Company, each employee of the Acquired Companies working in the United States is (i) a United States citizen or lawful permanent resident of the United States or (ii) an alien authorized to work in the United States either specifically for the Acquired Company employing such individual or for any United States employer. The Acquired Companies have completed a Form I-9 (Employment Eligibility Verification) for each employee of the Acquired Companies working in the United States, and each such Form I-9 has since been updated as required by applicable Law and is correct and complete in all material respects as of the date hereof. The Acquired Companies have, or will have no later than the Closing Date, paid all accrued salaries, bonuses, commissions, wages, severance and accrued vacation pay, and other compensation of the employees and independent contractors of the Acquired Companies due to be paid through the Closing Date. None of the Acquired Companies is or in the last three years has been a government contractor. The Company is in compliance in all material respects with all Laws respecting classification of workers as employees and of employees as exempt from overtime.
(b)   The employees of the Acquired Companies currently are not and have never been represented by a labor union or works council and there is not, to the Knowledge of the Company, any attempt to organize any employees of the Acquired Companies. None of the Acquired Companies has at any time experienced nor, to the Knowledge of the Company, is there now threatened any strike, slowdown, picketing, work stoppage or other material labor dispute by the employees of the Acquired Companies.
(c)   There are no pending or, to the Knowledge of the Company, threatened Legal Proceedings, claims, audits, investigations or other proceedings relating to any Acquired Company’s employment of any individual or retention of any non-employee service provider, including (i) any Legal Proceeding by any Acquired Company employee for unpaid wages, bonuses, commissions, employment withholding Taxes, penalties, unpaid overtime, child labor or record keeping violations under the FLSA, the Davis Bacon Act, the Walsh Healey Act or the Service Contract Act, or any other Law, (ii) any discrimination, illegal harassment or retaliation Legal Proceeding by any Acquired Company employee against the Acquired Companies or, to the Knowledge of the Company, any employee, officer or director of any Acquired Company under the 1964 Civil Rights Acts, the Equal Pay Act, the ADEA, the ADA, the FMLA, the FLSA, ERISA or any other federal labor or employment Law or comparable state or local fair employment practices act or international Law, or (iii) any wrongful discharge, retaliation, libel, slander or other Legal Proceeding by any Acquired Company employee that arises out of the employment relationship between the Acquired Companies and their respective employees under any applicable Law. To the Knowledge of the Company, there are no existing facts that would reasonably be expected to give rise to any such Legal Proceedings, audits, investigations or other proceedings.
(d)   Within the past three (3) years, none of the Acquired Companies has implemented any plant closing or layoff of employees that (in either case) implicated the WARN Act.
(e)   Section 3.13(e) of the Company Disclosure Schedule separately sets forth all of the Acquired Companies’ employees and independent contractors as of the date hereof, including for each such Person (as applicable): name, job title, status as employee or independent contractor, the Acquired Company employing or retaining such person, FLSA and state wage and hour Law exempt or non-exempt designation, work location, current base salary or hourly wage rate, as applicable, fringe benefits (other than employee benefits applicable to all employees, which benefits are set forth on a separate list on Section 3.12(a) of the Company Disclosure Schedule), bonus opportunity for the current fiscal year, actual bonuses paid or payable for the most recently completed fiscal year, and visa and green card application status. To the Knowledge of the Company, no employee or independent contractor of any Acquired Company is a party to, or is otherwise bound by, any Contract or arrangement, including any confidentiality or non-competition agreement, that in any way adversely affects or materially restricts the performance of such Person’s duties to any Acquired Company. To the Knowledge of the Company, no employee or independent contractor intends to terminate his or her employment or engagement with any Acquired Company. No Acquired Company (i) employs or engages, directly or indirectly, any temporary employee or leased employee (including a leased employee within the meaning of Section 414(n) of the Code) or (ii) uses the services of any staffing or professional employer organization.
(f)   Since January 1, 2016, to the Knowledge of the Company, no allegations of sexual or other misconduct, harassment or discrimination have been made against any employee of any Acquired Company. Since January 1, 2016, none of the Acquired Companies has entered into any settlement agreements related to allegations of sexual or other misconduct, harassment or discrimination by any employee of any Acquired Company.
Section 3.14.   Environmental Matters.   Each of the Acquired Companies is and has been in compliance in all material respects with all applicable Environmental Law and possesses and is and has been in compliance with all required Environmental Permits. There are no Environmental Claims pending or threatened in writing (or to the Company’s Knowledge, otherwise) against the Acquired Companies. None of the Acquired Companies or any of their predecessors has owned, leased, or operated any property or facility that is or has been contaminated by any Hazardous Materials, or is liable for or caused any releases or threatened release of Hazardous Materials at any property currently or formerly owned, leased, or operated by the Acquired Companies or any of their predecessors, or at any offsite disposal location in connection with the current or past operations of the Acquired Companies or their predecessors, which in each case might result in an Environmental Claim or contravene applicable Environmental Law. There has been no exposure of any Person to any Hazardous Material, pollutant or contaminant in connection with the current or former properties (whether owned, leased or otherwise operated), operations or activities of the Acquired Companies. None of the Acquired Companies has received any written claim or, to the Company’s Knowledge, other notice of violation from any Governmental Entity alleging that the Acquired Companies is in violation of, or liable under, any Environmental Law, or regarding any Hazardous Materials. None of the Acquired Companies has assumed, undertaken, provided an indemnity with respect to, or otherwise become subject to, any Liability of any other Person relating to Environmental Law or Hazardous Materials. The Company has made available to Parent all material environmental or health and safety reports, audits, regulatory filings, and similar documents, in each case with respect to any property owned, leased, or operated by any Acquired Company or otherwise in respect of any operations or activities of any Acquired Company.
Section 3.15.   Insurance.   The Company has delivered or otherwise made available to Parent a copy of all material insurance policies and all material self-insurance programs and arrangements relating to the business, assets and operations of the Acquired Companies. All such insurance policies are in full force and effect, all premiums thereon have been timely paid or, if not yet due, accrued. From January 1, 2019 through the date hereof, none of the Acquired Companies has received any written communication with respect to any (a) premature cancellation or invalidation of any such insurance policy (except with respect to policies that have been replaced with similar policies), (b) written refusal of any coverage or rejection of any material claim under any such policy or (c) material adjustment in the amount of the premiums payable with respect to any such policy. There is no pending material claim by any Acquired Company against any insurance carrier under any insurance policy held by any Acquired Company. The Company has no Knowledge as of the date of this Agreement of any threatened termination of, or material premium increase with respect to, any of such policies.
Section 3.16.   Authority; Binding Nature of Agreement.   The Company has the requisite corporate power and authority to enter into and to perform its obligations under this Agreement and, subject to the adoption of this Agreement by the holders of at least a majority in combined voting power of the outstanding shares of Company Common Stock (the “Company Stockholder Approval”), to consummate the Transactions. The Company Board has (a) approved and declared advisable this Agreement and the Merger, (b) determined that the Merger is in the best interests of the Company and its stockholders, (c) directed that this Agreement be submitted to the stockholders of the Company for adoption and (d) recommended that the Company’s stockholders vote in favor of the adoption of this Agreement (the “Company Board Recommendation”). As of the date of this Agreement, the Company Board Recommendation has not been rescinded, modified or withdrawn. The execution and delivery of this Agreement by the Company and the consummation by the Company of the Merger have been duly authorized by all necessary corporate action on the part of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement other than, with respect to consummation of the Merger, obtaining the Company Stockholder Approval and the filing of a certificate of merger with respect to the Merger with the Secretary of State of the State of Delaware. This Agreement has been duly executed and delivered on behalf of the Company and, assuming the due authorization, execution and delivery of this Agreement on behalf of Parent and Merger Sub, constitutes the valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Bankruptcy and Equity Exception.
Section 3.17.   No Vote Required.   The Company Stockholder Approval is the only vote or consent of the holders of any class or series of Company Securities necessary to approve this Agreement, the Merger or any of the Transactions.
Section 3.18.   Non-Contravention; Consents.
(a)   The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Transactions will not: (i) contravene, conflict with or result in any violation or breach of any provision of the Organizational Documents of any Acquired Company; (ii) contravene, conflict with or result in a violation or breach of any provision of any Law applicable to any Acquired Company; (iii) require any consent or other action by any Person under, constitute a breach or default, or an event that, with or without notice or lapse of time or both, would constitute a breach or default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which any Acquired Company is entitled under any provision of any Contract binding on any Acquired Company or any Permit affecting, or relating to, the assets or business of any Acquired Company; or (iv) result in the creation or imposition of any Lien on any asset of any Acquired Company; with only such exceptions, in the case of each of clauses (iii) and (iv), as have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)   Except as may be required by the Exchange Act, the listing requirements of the NYSE, the HSR Act or other applicable Antitrust Laws, and except for the filing of a certificate of merger with respect to the Merger with the Secretary of State of the State of Delaware, none of the Acquired Companies is required to make any filing with or to obtain any consent from any Governmental Entity at or prior to the Effective Time in connection with the execution, delivery or performance of this Agreement by the Company or the consummation by the Company of the Transactions, except where the failure to make any such filing or obtain any such consent would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 3.19.   Opinion of Financial Advisor.   The Company Board has received the opinion of Canaccord to the effect that, as of the date of such opinion and based on and subject to the matters set forth therein, the Merger Consideration to be received by the holders of Company Common Stock (other than Parent, Merger Sub and their respective Affiliates) pursuant to this Agreement is fair, from a financial point of view, to such holders, and such opinion has not been withdrawn, rescinded or modified. A copy of such written opinion shall be provided to Parent solely for informational purposes after receipt thereof by the Company. The Company has been authorized by Canaccord to permit the inclusion of such opinion in its entirety or references thereto in the Proxy Statement.
Section 3.20.   Brokers.   Section 3.20 of the Company Disclosure Schedule sets forth a true, complete and correct list of all brokers, finders, investment bankers or other intermediaries that are entitled to any brokerage, finder’s or other similar fee or commission in connection with this Agreement, the Merger or any of the Transactions, based upon arrangements made by or on behalf of any Acquired Company or any Affiliate thereof, including a list of each such Contract or arrangement (including any Contract or arrangement under which each such Person is entitled to any other fees, expenses or indemnification in connection with the Transactions), and a complete and accurate copy of each such Contract, or otherwise a summary of each such arrangement, was made available to Parent.

Section 3.21.   PPP Loan.
(a)   The Company and each of its Subsidiaries have complied in all material respects with all applicable requirements under the CARES Act and all applicable requirements under the Small Business Act, including the legal requirements and regulations thereunder applicable to the PPP Loan (the “Applicable PPP Laws”), in applying for, calculating the permitted amount of, receiving, using and seeking forgiveness of the funds borrowed under the PPP Loan. All funds borrowed under the PPP Loan have been used by the Company alone solely for approved purposes in accordance with the Applicable PPP Laws.
(b)   The Company accurately certified, at the time of applying for the PPP Loan, that current economic uncertainty made the PPP Loan necessary to support ongoing operations of the Company.
(c)   The Company has submitted a single forgiveness application for the PPP Loan, which calculates the Company’s eligible forgiveness amount as equal to the full PPP Loan amount. To the Knowledge of the Company, the Company was, at the time such application was submitted, eligible to apply for, and as of the date hereof remains eligible to, receive forgiveness of the PPP Loan in full based on the information that the Company included in the forgiveness application submitted by it. All certifications and representations and warranties made by the Company in such forgiveness application or otherwise required in connection therewith were true, correct and complete as of the date they were made. The Company has not used any portion of the PPP Loan for any purpose that would render any portion of its PPP Loan ineligible for forgiveness under Applicable PPP Laws.
(d)   Other than the PPP Loan, the Company and its Subsidiaries have not incurred any Indebtedness or otherwise applied for or sought any grants or other sources of funding pursuant to any Applicable PPP Laws.
Section 3.22.   Anti-Takeover Provisions.   Assuming the accuracy of the representations and warranties of Parent and Merger Sub set forth herein, none of the restrictions on “business combinations” set forth in Section 203 of the DGCL, any rights agreement or “poison pill” arrangement or any other takeover, anti-takeover, moratorium, “fair price,” “control share,” or similar Law applicable to the Company apply to this Agreement, the Voting Agreement, the Merger or the other Transactions. The Company has taken all action necessary to exempt the Merger, the execution, delivery and performance of this Agreement and the Voting Agreement, and the consummation of the Transactions from Section 203 of the DGCL and, accordingly, neither such Section 203 nor any other antitakeover or similar statute or regulation applies or purports to apply to any such transactions.
Section 3.23.   Information in the Proxy Statement.   The information to be contained in, or incorporated by reference in, the Proxy Statement (or any amendment or supplement thereto) will not, on the date the Proxy Statement (or any amendment or supplement thereto) is first mailed to the Company’s stockholders or at the time the Proxy Statement (or any amendment or supplement thereto) is filed with the SEC or on the date of the Stockholders Meeting (as it may be adjourned or postponed in accordance with this Agreement), contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. The Proxy Statement will comply in all material respects as to form with the requirements of the Exchange Act and the rules and regulations promulgated thereunder, and any other applicable Law. Notwithstanding the foregoing, the Company makes no representation with respect to statements made or incorporated by reference in the Proxy Statement (or any amendment or supplement thereto) based on information supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference therein.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Parent and Merger Sub hereby jointly and severally represent and warrant to the Company that:
Section 4.1.   Due Organization and Good Standing.   Each of Parent and Merger Sub is an Entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept) under the Law of the jurisdiction of its organization, has full corporate or limited liability company power and authority to own, lease and operate its properties and assets and to conduct its business as presently conducted and is duly qualified or licensed to do business as a foreign corporation or company and is in good standing (with respect to jurisdictions that recognize such concept) in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except in each case as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 4.2.   Legal Proceedings; Orders.
(a)   There is no Legal Proceeding pending (or, to the Knowledge of Parent, threatened) against Parent or Merger Sub that would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(b)   There is no Order to which Parent or Merger Sub is subject that would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 4.3.   Authority; Binding Nature of Agreement.
(a)   Parent has the requisite power and authority to enter into and to perform its obligations under this Agreement and to consummate the Transactions. The Board of Directors of Parent has (i) determined that the Transactions are in the best interests of Parent, and (ii) authorized and approved the execution, delivery and performance of this Agreement by Parent. The execution and delivery of this Agreement by Parent and performance of its obligations hereunder and the consummation by Parent of the Transactions have been duly authorized by all necessary limited liability company action on the part of Parent, and no other limited liability company proceedings on the part of Parent are necessary to authorize the execution, delivery and performance of this Agreement by Parent. This Agreement has been duly executed and delivered on behalf of Parent and, assuming the due authorization, execution and delivery of this Agreement on behalf of the Company, constitutes the valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to the Bankruptcy and Equity Exception. No vote of Parent’s equityholders is necessary to adopt this Agreement or to approve any of the Transactions.
(b)   Merger Sub is a wholly owned Subsidiary of Parent and has the requisite corporate power and authority to enter into and to perform its obligations under this Agreement. The board of directors of Merger Sub has (i) approved and declared advisable this Agreement and the Merger, (ii) determined that the Merger is in the best interests of Merger Sub and its stockholder, (iii) directed that this Agreement be submitted to the stockholder of Merger Sub for adoption and (iv) recommended that Merger Sub’s stockholder vote in favor of the adoption of this Agreement. The execution and delivery of this Agreement by Merger Sub and the performance of its obligations hereunder and the consummation by Merger Sub of the Transactions have been duly authorized by all necessary corporate action on the part of Merger Sub, and no other corporate proceedings on the part of Merger Sub are necessary to authorize the execution, delivery and performance of this Agreement other than the approval and adoption of this Agreement by the sole stockholder of Merger Sub, following the execution and delivery of this Agreement, and the filing of a certificate of merger with respect to the Merger with the Secretary of State of the State of Delaware. This Agreement has been duly executed and delivered on behalf of Merger Sub and, assuming the due authorization, execution and delivery of this Agreement on behalf of the Company, constitutes the valid and binding obligation of Merger Sub, enforceable against Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception.
Section 4.4.   Non-Contravention; Consents.
(a)   The execution, delivery and performance of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the Transactions respectively contemplated to be consummated by each of them will not: (i) contravene, conflict with or result in any violation or breach of any provision of the Organizational Documents of Parent or Merger Sub; (ii) contravene, conflict with or result in a violation or breach of any provision of any Law applicable to Parent or Merger Sub; (iii) require any consent or other action by any Person under, constitute a breach or default, or an event that, with or without notice or lapse of time or both, would constitute a breach or default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Parent or Merger Sub is entitled under any provision of any Contract binding on Parent or Merger Sub, or any Permit affecting, or relating to, the assets or business of Parent or Merger Sub; or (iv) result in the creation or imposition of any Lien on any asset of Parent or Merger Sub; with only such exceptions, in the case of each of clauses (iii) and (iv), as have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(b)   Except as may be required by the Exchange Act, the listing requirements of the NYSE, the HSR Act or other applicable Antitrust Laws, and except for the filing of a certificate of merger with respect to the Merger with the Secretary of State of the State of Delaware, none of Parent and Merger Sub is required to make any filing with or to obtain any consent from any Governmental Entity at or prior to the Effective Time in connection with the execution, delivery or performance of this Agreement by Parent or Merger Sub, or the consummation by Parent or Merger Sub of the Transactions respectively contemplated to be consummated by each of them, except where the failure to make any such filing or obtain any such consent would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 4.5.   Not an Interested Stockholder.   Neither Parent nor any of its “affiliates” or “associates” is, or has been within the last three years, an “interested stockholder” (in each case as such terms are defined in Section 203 of the DGCL) of the Company. Except as set forth on Section 4.5 of the Parent Disclosure Schedule, neither Parent nor any of Parent’s Subsidiaries directly or indirectly owns, and at all times within the last three years, neither Parent nor any of Parent’s Subsidiaries has directly or indirectly owned, beneficially or otherwise, any Company Common Stock or any Company Securities.
Section 4.6.   Financing.   Parent has and will have, and will cause Merger Sub to have, at the Effective Time, the funds necessary to consummate the Merger and the other Transactions and satisfy all of its obligations under this Agreement, including the payment in cash of the aggregate Merger Consideration and the consideration in respect of Company Compensatory Awards and any fees and expenses of or payable by Parent, Merger Sub or the Surviving Corporation required to be paid in connection with the Merger and the other Transactions.
Section 4.7.   Brokers.   No broker, finder, investment banker or other intermediary is entitled to any brokerage, finder’s or other similar fee or commission in connection with this Agreement, the Merger or any of the Transactions, based upon arrangements made by or on behalf of Parent or Merger Sub for which the Company may become liable.
Section 4.8.   Merger Sub.   As of the date hereof, the authorized capital stock of Merger Sub consists of 100,000 shares of common stock, par value $0.0001 per share, of which 100 shares are issued and outstanding, and such issued and outstanding shares were all validly issued. Merger Sub was formed solely for the purpose of engaging in the Transactions, and, prior to the Effective Time, Merger Sub will have engaged in no business and have no Liabilities or obligations other than in connection with the Transactions.
Section 4.9.   Information Supplied.   The information with respect to Parent or any of its Subsidiaries that Parent supplies to the Company specifically for inclusion or incorporation by reference in the Proxy Statement (or any amendment or supplement thereto), on the date the Proxy Statement (or any amendment or supplement thereto) is first mailed to the Company’s stockholders or at the time the Proxy Statement (or any amendment or supplement thereto) is filed with the SEC or on the date of the Stockholders Meeting (as it may be adjourned or postponed in accordance with this Agreement), will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, Parent makes no representation with respect to statements included or incorporated by reference in the Proxy Statement (or any amendment or supplement thereto) based upon information supplied by or on behalf of the Company for inclusion or incorporation by reference therein.
ARTICLE 5
COVENANTS
Section 5.1.   Interim Operations of the Company.   During the period from the date hereof through the earlier of the Effective Time and the date of termination of this Agreement in accordance with its terms, the Company shall, and shall cause each of its Subsidiaries to, conduct its business in the ordinary course consistent with past practice. Without limiting the generality of the foregoing, during the period from the date hereof through the earlier of the Effective Time and the date of termination of this Agreement in accordance with its terms, the Company shall, and shall cause its Subsidiaries to, use its commercially reasonable efforts to (i) preserve intact its present business organization, (ii) keep available the services of its directors, officers, employees and consultants and (iii) maintain its existing business relationships and goodwill with those Persons having significant business relationships with it. Without limiting the generality of the foregoing, except (A) with Parent’s prior written consent (which consent shall not, in the case of clauses (f), (h), (j), (k), (n) or (o) below, be unreasonably withheld, conditioned or delayed), (B) as set forth in Section 5.1 of the Company Disclosure Schedule, (C) as expressly permitted or expressly required by this Agreement, or (D) as required to comply with any quarantine, “shelter in place,” “stay at home,” social distancing, shut down, closure, sequester or any other Law, Order or directive issued by any Governmental Entity in connection with or in response to the COVID-19 pandemic (provided that any such actions that cause deviations from the business of any Acquired Company being conducted in the ordinary course consistent with past practice shall be terminated, and such ordinary course conduct shall be resumed, as soon as reasonably practicable after compliance with such Law, Order or directive is no longer required), the Company shall not, nor shall it permit any of its Subsidiaries to, do any of the following:
(a)   amend the Company Certificate of Incorporation, the Company Bylaws or other comparable charter or Organizational Documents of the Company’s Subsidiaries (whether by merger, consolidation or otherwise);
(b)   take any actions set forth on Section 5.1(b) of the Company Disclosure Schedule, in each case subject to the limitations, exceptions and other obligations of the Company as set forth therein;
(c)   (i) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock, property or otherwise) in respect of, or enter into any agreement with respect to the voting of, any Company Securities or Company Subsidiary Securities, other than (A) dividends and distributions by a direct or indirect wholly owned Subsidiary of the Company to its equity holders and (B) distributions directly resulting from the vesting or exercise of Company Compensatory Awards that are outstanding on the date hereof, in accordance with the terms of the Company Compensatory Award as in effect on the date hereof and as set forth on Section 3.3(e) of the Company Disclosure Schedule; (ii) split, combine or reclassify any capital stock of the Acquired Companies; (iii) other than as permitted pursuant to Section 5.1(d), issue or authorize the issuance of any Company Securities or Company Subsidiary Securities; or (iv) purchase, redeem or otherwise acquire any Company Securities or Company Subsidiary Securities, except for acquisitions of shares of Company Common Stock by the Company in satisfaction of the applicable exercise price or withholding Taxes with respect to any Company Compensatory Awards;
(d)   (i) issue, deliver, sell, grant, pledge, transfer, subject to any Lien or dispose of any Company Securities or Company Subsidiary Securities, other than the issuance of shares of Company Common Stock upon the exercise or settlement of Company Compensatory Awards that are outstanding on the date hereof, in accordance with the terms of the Company Compensatory Award as in effect on the date hereof and as set forth on Section 3.3(e) of the Company Disclosure Schedule; or (ii) amend any term of any Company Securities or Company Subsidiary Securities (in each case, whether by merger, consolidation or otherwise) or of any award under any Company Benefit Plan based on any Company Securities or Company Subsidiary Securities;
(e)   adopt a plan or agreement of, or resolutions providing for or authorizing, complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization, each with respect to the Acquired Companies;
(f)   except to the extent required by the terms of any Company Benefit Plan as in effect on the date hereof and made available to Parent: (i) increase the salary, wages, benefits, bonuses or other compensation payable or to become payable to any employee or non-employee service provider of any Acquired Company, except for increases in annual base cash compensation made in the ordinary course of business consistent with past practice; (ii) adopt, enter into, terminate or amend any collective bargaining agreement or Company Benefit Plan or any arrangement that would be a Company Benefit

Plan if it were in existence on the date of this Agreement; (iii) pay to any employee or non-employee service provider of any Acquired Company any benefit or amount other than regular salary or wages or grant any such person any award under any Company Benefit Plan; (iv) take any action to fund or in any other way secure the payment of compensation or benefits under any employee plan, Contract or arrangement or Company Benefit Plan; (v) take any action to accelerate the vesting or payment of any compensation or benefit under any Company Benefit Plan; (vi) materially change any actuarial or other assumption used to calculate funding obligations with respect to any Company Benefit Plan or change the manner in which contributions to any Company Benefit Plan are made or the basis on which such contributions are determined; (vii) make any material determination under any Company Benefit Plan that is inconsistent with the ordinary course of business consistent with past practice; (viii) hire any employee at the level of Senior Vice President or above or terminate, other than for cause, the employment of any employee at the level of Senior Vice President or above; or (ix) induce, or attempt to induce, any employee or non-employee service provider to terminate his or her employment or engagement with any Acquired Company;
(g)   acquire any business, assets or capital stock of any Person or division thereof, whether in whole or in part (and whether by purchase of stock, purchase of assets, merger, consolidation, or otherwise), other than supplies or inventory in the ordinary course of business consistent with past practice;
(h)   sell, lease, license, pledge, transfer, assign, abandon, allow to lapse or expire, fail to maintain, covenant not to assert, subject to any Lien or otherwise dispose of any Company Intellectual Property, assets or properties except (i) in the ordinary course of business pursuant to Contracts existing as of the date hereof and made available to Parent, (ii) non-exclusive licenses that are merely incidental to the transaction contemplated by a Contract entered into in the ordinary course of business consistent with past practice and to the extent permitted by this Section 5.1, the commercial purpose of which is primarily for something other than such license, (iii) sales of inventory or used equipment in the ordinary course of business consistent with past practice, (iv) Permitted Liens incurred in the ordinary course of business consistent with past practice;
(i)   (i) extend, amend, waive, cancel or modify any rights in or to the Company Intellectual Property in a manner that is adverse to any Acquired Company, (ii) fail to diligently prosecute any Intellectual Property application or registration or licensed rights to Intellectual Property for which an Acquired Company controls the prosecution thereof as of the date of this Agreement, except for such issuances, registrations or applications that the applicable Acquired Company permits to expire or cancel or abandon in its reasonable business judgment, and do not constitute, or have not constituted, Intellectual Property material to the business of such Acquired Company or (iii) divulge, furnish or make accessible any Company Intellectual Property that constitute Trade Secrets, other than in the ordinary course of business consistent with past practice to any Third Party that is subject to an enforceable written agreement to maintain the confidentiality of such Trade Secrets;
(j)   amend in any material respect or voluntarily terminate any Material Contract, or enter into any new Contract that would have been a Material Contract had it been in effect as of the date hereof; provided that the foregoing shall not include renewals of existing Contracts (to the extent shall have been made available to Parent) on substantially similar (or more favorable to the Company) terms made in the ordinary course of business consistent with past practice;
(k)   waive, release or assign any material rights, claims or benefits of any Acquired Company;
(l)   fail to keep in full force and effect all material insurance policies maintained by the Acquired Companies, other than such policies that expire by their terms (in which event the applicable Acquired Company shall use commercially reasonable efforts to renew, replace or extend such policies) or changes to such policies made in the ordinary course consistent with past practice;
(m)   change any of the accounting methods used by the Company, except for such changes that are required by GAAP or Regulation S-X promulgated under the Exchange Act, in each case as agreed to by its independent public accountants;

(n)   (i) create, incur, assume, suffer to exist or otherwise become liable with respect to any Indebtedness for borrowed money or guarantees thereof, or issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of any Acquired Company, except in respect of Indebtedness owing by any wholly owned Subsidiary of the Company to the Company or another wholly owned Subsidiary of the Company; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person (other than any Acquired Company); or (iii) enter into any amendment or other modification to the material terms of any material Indebtedness for borrowed money of the Acquired Companies;
(o)   incur any capital expenditures (or any obligations or liabilities in respect thereof), other than capital expenditures on a quarterly basis for each fiscal quarter as set forth in the capital expenditure plan included in Section 5.1(o) of the Company Disclosure Schedule;
(p)   settle, or offer or propose to settle, (i) any dispute, claim or Legal Proceeding (except with respect to immaterial routine matters in the ordinary course of business), (ii) any Legal Proceeding by any stockholder of the Company or other dispute against the Company or any of its officers or directors and its stockholders or (iii) any Transaction Litigation, other than in accordance with Section 5.12;
(q)   make, change or rescind any material Tax election, change any annual Tax accounting period, adopt or change any material method of Tax accounting, amend any income or other material Tax Returns except to the extent otherwise required by Law, extend the statute of limitations with respect to any income or other material Tax Return (other than pursuant to extensions of time to file such Tax Returns obtained in the ordinary course of business), enter into any closing agreement with respect to a material Tax, settle or compromise any material Tax claim, audit or assessment, surrender any right to claim a material Tax refund, secure an extension or expansion of the PPP Loan or incur any similar Indebtedness, or claim any other Tax relief or Tax benefit under any Law that grants to any Person the ability to (i) defer any Taxes or (ii) borrow or otherwise secure financing (including any loans under Applicable PPP Laws), in each case as a result of, or in connection with, the effects of the COVID-19 pandemic, including under the CARES Act, the Families First Coronavirus Response Act, the Consolidated Appropriations Act of 2021, and the American Rescue Plan Act of 2021;
(r)   effect any extraordinary transactions that are inconsistent with past custom and practice or that could result in Tax liability to Parent, the Company, any Acquired Company or any of their respective Affiliates in a Taxable period (or portion thereof) beginning after the Closing Date in excess of Tax liability associated with the conduct of its business in the ordinary course consistent with past practice; or
(s)   authorize, commit or agree to take any of the foregoing actions.
Notwithstanding the foregoing, nothing contained in this Agreement shall give to Parent or Merger Sub, directly or indirectly, rights to control or direct the operations of the Acquired Companies prior to the Effective Time.
Section 5.2.   No Solicitation.
(a)   The Company will not, and shall cause each of its Subsidiaries not to, and will not authorize the Representatives of any Acquired Company to, in each case, directly or indirectly:
(i)   solicit, initiate, propose, knowingly encourage or knowingly take any action designed to facilitate the submission or announcement of any Acquisition Proposal or Acquisition Inquiry (including by approving any transaction, or approving any Person becoming an “interested stockholder,” for purposes of Section 203 of the DGCL);
(ii)   furnish any information regarding the Acquired Companies or afford access to the business, properties, assets, books or records of any Acquired Company to any Third Party in connection with, for the purpose of encouraging, or in response to, an Acquisition Proposal or Acquisition Inquiry;
(iii)   engage in, continue or otherwise participate in any discussions or negotiations with any Person with respect to, or otherwise cooperate with, any Acquisition Proposal or Acquisition Inquiry; or

(iv)   amend or grant any waiver or release under any standstill or similar agreement with respect to any class of Company Securities or Company Subsidiary Securities; provided, however, that if, and only if, the Company Board determines in good faith, after consultation with its outside legal counsel, that the failure to amend or grant any waiver or release under any such standstill or similar agreement would be inconsistent with the directors’ fiduciary duties under the DGCL, the Company may then amend or grant a waiver or release under such standstill or similar agreement, to the extent necessary to permit a Third Party to make, on a confidential basis to the Company Board, an Acquisition Proposal, conditioned upon such Third Party agreeing to disclosure of such Acquisition Proposal to Parent as contemplated by this Section 5.2;
provided, however, that, notwithstanding anything to the contrary contained in this Agreement, prior to the adoption of this Agreement by the Company Stockholder Approval, the Company and its Representatives may engage in any such discussions or negotiations and provide any such information in response to an unsolicited bona fide written Acquisition Proposal received after the date of this Agreement that did not arise from or in connection with a breach of the obligations set forth in this Section 5.2 if: (A) prior to providing any material non-public information regarding any Acquired Company to any Third Party in response to an Acquisition Proposal, the Company receives from such Third Party (or there is then in effect with such party) an executed Acceptable Confidentiality Agreement; and (B) the Company Board (or a committee thereof) determines in good faith, after consultation with the Company’s outside legal counsel and Independent Financial Advisor, that such Acquisition Proposal either constitutes a Superior Proposal or would reasonably be expected to lead to a Superior Proposal. Substantially concurrently with providing any material non-public information to such Third Party, the Company shall make such material non-public information available to Parent (to the extent such material non-public information has not been previously made available by the Company to Parent or Parent’s Representatives).
(b)   Neither the Company Board nor any committee thereof shall, except as permitted by this Section 5.2: (i) withhold, withdraw, modify, amend or qualify, in a manner adverse to Parent and Merger Sub, the Company Board Recommendation; (ii) approve, recommend or declare advisable any Acquisition Proposal; (iii) fail to include the Company Board Recommendation in the Proxy Statement; (iv) if any Acquisition Proposal (other than an Acquisition Proposal in the circumstances described in clause “(v)” below) has been made public, fail to reaffirm the Company Board Recommendation upon request of Parent within five (5) Business Days upon receipt of a request from Parent to do so or, if earlier, prior to the Stockholders Meeting; (v) fail to recommend against any Acquisition Proposal that is a tender offer or exchange offer subject to Regulation 14D under the Exchange Act within ten (10) Business Days after the commencement of such tender or exchange offer or, if earlier, prior to the Stockholders Meeting (provided that the taking of no position or a neutral position by the Company Board in respect of the acceptance of any such tender offer or exchange offer as of the end of such period shall constitute a failure to recommend against acceptance of any such offer); (vi) approve or recommend, or publicly declare advisable or publicly propose to approve or recommend, or publicly propose to enter into any letter of intent, memorandum of understanding, agreement in principle or Contract (other than an Acceptable Confidentiality Agreement in compliance with Section 5.2(a)) relating to an Acquisition Proposal (any such Contract, an “Alternative Acquisition Agreement”); (vii) publicly propose or publicly announce an intention to take any of the foregoing actions (any action described in clause “(i)” through clause “(vii)” being referred to as a “Change in Recommendation”); or (viii) cause or permit the Company to enter into an Alternative Acquisition Agreement, or otherwise resolve or agree to do so.
(c)   Notwithstanding anything to the contrary contained in this Agreement, at any time prior to obtaining the Company Stockholder Approval, the Company Board may make a Change in Recommendation in response to an unsolicited bona fide written Acquisition Proposal or cause the Company to enter into an Alternative Acquisition Agreement concerning an Acquisition Proposal, in each case only if:
(i)   such Acquisition Proposal or Superior Proposal did not result from a breach of Section 5.2(a);

(ii)   the Company Board (or a committee thereof) determines in good faith (A) after consultation with the Company’s outside legal counsel and Independent Financial Advisor, that such Acquisition Proposal constitutes a Superior Proposal and (B) after consultation with the Company’s outside legal counsel, that in light of such Acquisition Proposal, a failure to make a Change in Recommendation or to cause the Company to enter into such Alternative Acquisition Agreement would be inconsistent with the Company Board’s fiduciary obligations to the Company’s stockholders under the DGCL;
(iii)   the Company delivers to Parent a written notice (the “Superior Proposal Notice”) stating that the Company Board intends to take such action and including the identity of the Person making the Acquisition Proposal and the material terms thereof (including copies of all material documents relating to the Alternative Acquisition Agreement, including a copy of the proposed Alternative Acquisition Agreement) and otherwise in compliance with the terms of Section 5.2(e);
(iv)   during the five (5) Business Day period following the date of Parent’s receipt of such Superior Proposal Notice (such time period, the “Notice Period”), the Company makes its Representatives reasonably available for the purpose of engaging in negotiations with Parent, and the Company and its Representatives shall negotiate in good faith with Parent (to the extent Parent desires to negotiate) regarding a possible amendment of this Agreement or a possible alternative transaction so that the Acquisition Proposal that is the subject of the Superior Proposal Notice ceases to be a Superior Proposal;
(v)   at the end of the Notice Period, the Company Board (or a committee thereof) determines in good faith, after taking into account any amendments to this Agreement or a possible alternative transaction that Parent and Merger Sub have proposed in writing to make as a result of the negotiations during the Notice Period, that (1) after consultation with the Company’s outside legal counsel and Independent Financial Advisor, such Acquisition Proposal continues to constitute a Superior Proposal and (2) after consultation with the Company’s outside legal counsel, the failure to make a Change in Recommendation or enter into such Alternative Acquisition Agreement would be inconsistent with the Company Board’s fiduciary obligations to the Company’s stockholders under the DGCL, in each case ((1) and (2)), if such changes proposed in writing by Parent were to be given effect; and
(vi)   if the Company enters into an Alternative Acquisition Agreement concerning such Superior Proposal, the Company terminates this Agreement in accordance with Section 7.1(g).
For purposes of this Section 5.2(c), in the event of any change to any of the financial terms (including the form, amount and timing of payment of consideration) or any other material terms of such Acquisition Proposal, the Company shall, in each case, deliver to Parent an additional Superior Proposal Notice and a new Notice Period shall commence, except that the five (5) Business Day notice period referred to in Section 5.2(c)(iv) above shall instead be a period of three (3) Business Days (it being understood and agreed that in no event shall any such additional three (3) Business Day period be deemed to shorten the initial five (5) Business Day period), during which time the Company shall be required to comply with the requirements of this Section 5.2(c) anew with respect to such additional notice.
(d)   Notwithstanding anything to the contrary contained in this Agreement, at any time prior to obtaining the Company Stockholder Approval, the Company Board may make a Change in Recommendation not related to an Acquisition Proposal if:
(i)   any material change in circumstances occurring after the date hereof arises affecting the Company that was not known to or reasonably foreseeable by the Company Board as of or prior to the date of this Agreement and becomes known to the Company Board after the date hereof and prior to the date of the Stockholders Meeting (as it may be adjourned or postponed in accordance with this Agreement) and does not relate to, constitute or has been caused or resulted from (A) any Acquisition Inquiry or Acquisition Proposal, or any communications or matters related thereto, (B) the Acquired Companies’ meeting or exceeding any internal or published budgets, projections, forecasts or predictions of financial performance for any period, (C) changes in the price of the shares of Company Common Stock, (D) any breach of this Agreement by the Company, or (E) any action taken by any party pursuant to and in compliance with the covenants and agreements set forth in this Agreement, and any consequences of such actions, or any communications or matters related to this Agreement or the Transactions (any such change in circumstances described in this Section 5.2(d)(i) being referred to as a “Change in Circumstances”);
(ii)   the Company Board (or a committee thereof) determines in good faith, after consultation with its outside legal counsel and Independent Financial Advisor, that, in light of such Change in Circumstances, a failure to effect a Change in Recommendation would be inconsistent with the Company Board’s fiduciary obligations to the Company’s stockholders under the DGCL;
(iii)   such Change in Recommendation is not effected prior to the fifth (5th) Business Day after Parent receives written notice from the Company confirming that the Company Board intends to effect such Change in Recommendation and which notice shall set forth a reasonably detailed description of such Change in Circumstances (such time period, the “CIC Notice Period”);
(iv)   during the CIC Notice Period, if requested by Parent, the Company makes its representatives reasonably available for the purpose of engaging in negotiations with Parent, and the Company and its Representatives shall negotiate in good faith with Parent (to the extent Parent desires to negotiate), to amend this Agreement or enter into an alternative transaction; and
(v)   at the end of the CIC Notice Period, the Company Board (or a committee thereof) determines in good faith, after consultation with its outside legal counsel and Independent Financial Advisor, after taking into account any amendments to this Agreement that Parent and Merger Sub have proposed in writing to make as a result of the negotiations during the CIC Notice Period, that, in light of such Change in Circumstances, a failure to effect a Change in Recommendation would be inconsistent with the Company Board’s fiduciary obligations to the Company’s stockholders under the DGCL.
(e)   If the Company receives an Acquisition Proposal or Acquisition Inquiry, then the Company shall promptly (and in no event later than 24 hours after receipt of such Acquisition Proposal or Acquisition Inquiry) notify Parent in writing of such Acquisition Proposal or Acquisition Inquiry, which notice shall set forth the name of the Person making such Acquisition Proposal or Acquisition Inquiry, and the material terms and conditions of any proposals or offers (including, if applicable, copies of any material written requests, proposals or offers, including proposed agreements), and shall thereafter keep Parent informed on a current basis (and, in any event, within 24 hours) of the status and material terms of any such proposals or offers (including any material change to the terms of such Acquisition Proposal or Acquisition Inquiry) and the status of any such discussions or negotiations, including any change in its intentions as previously notified (which notification shall include the material terms and conditions thereof).
(f)   The Company shall, and shall cause each of its Subsidiaries and the Representatives of each of the Acquired Companies to, immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any Third Party relating to any Acquisition Proposal or Acquisition Inquiry, and shall use its commercially reasonable efforts to cause any such Third Party, its Representatives and its financing sources in possession of confidential information heretofore furnished to such Person by or on behalf of the Company (and all analyses and other materials prepared by or on behalf of such Person that contains, reflects or analyzes that information) to return or destroy all such information as promptly as practicable. If received by the Company, the Company shall provide to Parent all certifications of such return or destruction from such other Persons as promptly as practicable after receipt thereof. The Company will promptly terminate all physical and electronic “data room” or similar access previously granted to any such Persons. None of the foregoing shall in any way limit or modify any of the Company’s rights under the other provisions of this Section 5.2.
(g)   Nothing contained in this Section 5.2 or elsewhere in this Agreement shall prohibit the Company, the Company Board or their representatives from: (i) taking and disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or making a statement contemplated by Item 1012(a) of Regulation M-A or Rule 14d-9(f) promulgated under the Exchange Act; provided that such disclosure does not contain or amount to a Change in Recommendation; or (ii) issuing a “stop, look and listen” statement (pending disclosure of its position) and making any legally required disclosure to the stockholders of the Company in connection therewith; provided, however, that the Company Board shall not make any Change in Recommendation except in accordance with Section 5.2(c).
(h)   The Company agrees that any breach of any of the provisions set forth in this Section 5.2 by any Representative of any Acquired Company shall be deemed for all purposes of this Agreement to be a breach of the provisions set forth in this Section 5.2 by the Company.
Section 5.3.   Preparation of Proxy Statement; Stockholders Meeting.
(a)   As promptly as reasonably practicable after the execution of this Agreement, the Company shall prepare a proxy statement in preliminary form for the Stockholders Meeting (together with any amendments thereof or supplements thereto and any other required proxy materials, the “Proxy Statement”) and, after consultation with, and approval by, Parent (which shall not be unreasonably withheld or delayed), file, in no event later than thirty (30) days after the date hereof, the preliminary Proxy Statement with the SEC. The Company shall use commercially reasonable efforts to (i) obtain and furnish the information required to be included by the SEC in the Proxy Statement, and respond promptly to any comments made by the SEC with respect to the Proxy Statement and (ii) promptly upon the later of (A) the 10-day waiting period under Rule 14a-6(a) under the Exchange Act and (B) the date on which the SEC confirms that it has no further comments on the Proxy Statement (such later date, the “Clearance Date”), cause the definitive Proxy Statement to be mailed to the Company’s stockholders and, if necessary, after the definitive Proxy Statement shall have been so mailed, promptly circulate amended or supplemental proxy materials and, if required in connection therewith, resolicit proxies. The Company shall notify Parent and Merger Sub promptly upon the receipt of any comments from the SEC or its staff or any other Governmental Entities and of any request by the SEC or its staff or any other Governmental Entities for amendments or supplements to the Proxy Statement and shall supply Parent with copies of all correspondence between it or any of its Representatives, on the one hand, and the SEC, or its staff or any other Governmental Entities, on the other hand, with respect to the Proxy Statement. Without limiting the generality of the foregoing, each of Parent and Merger Sub shall cooperate with the Company in connection with the preparation and filing of the Proxy Statement, including promptly furnishing to the Company in writing upon request any and all information relating to Parent, Merger Sub and their respective Affiliates as may be reasonably required to be set forth in the Proxy Statement under applicable Law. The Proxy Statement shall contain the Company Board Recommendation, except to the extent that the Company Board shall have effected a Change in Recommendation, as permitted by and determined in accordance with Section 5.2. Parent shall ensure that such information supplied by it in writing for inclusion in the Proxy Statement will not, on the date it is first mailed to stockholders of the Company and at the time of the Stockholders Meeting or filed with the SEC (as applicable), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding anything to the contrary stated above, prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto), or responding to any comments of the SEC with respect thereto, the Company shall provide Parent with a reasonable opportunity to review and comment on such document or response and shall consider Parent’s comments in good faith. The Company shall ensure that the Proxy Statement (x) will not on the date it is first mailed to stockholders of the Company and at the time of the Stockholders Meeting contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading and (y) will comply as to form and substance in all material respects with the applicable requirements of the Exchange Act. Notwithstanding the foregoing, the Company assumes no responsibility with respect to information supplied in writing by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement.
(b)   If at any time prior to the Stockholders Meeting any event or circumstance relating to the Company or Parent or any of their respective Subsidiaries, or their respective officers or directors,

should be discovered by the Company or Parent, as the case may be, which, pursuant to the Exchange Act, should be set forth in an amendment or a supplement to the Proxy Statement, so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company or Parent, as the case may be, shall promptly inform the other party hereto, and an appropriate amendment or supplement describing such information shall be filed with the SEC and, to the extent required by applicable Law, disseminated to the Company’s stockholders. All documents that the Company is responsible for filing with the SEC in connection with the Merger will comply as to form and substance in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder.
(c)   As promptly as reasonably practicable following the Clearance Date, the Company shall, in accordance with applicable Law and the Company’s Organizational Documents, duly call, give notice of, convene and hold a special meeting of the Company’s stockholders for the purpose of obtaining the Company Stockholder Approval (including any adjournments and postponements thereof, the “Stockholders Meeting”), with a record date and meeting date to be selected after reasonable consultation with Parent, which meeting date shall be no later than 30 Business Days after the Clearance Date. Within three (3) Business Days after the date of this Agreement (and thereafter, upon the reasonable request of Parent), the Company shall conduct a “broker search” in accordance with Rule 14a-13 of the 1934 Act. Notwithstanding anything to the contrary contained herein, the Company shall not postpone or adjourn the Stockholders Meeting except: (i) with the prior written consent of Parent; (ii) if at any time following the dissemination of the Proxy Statement, either the Company or Parent reasonably determines in good faith that the Company Stockholder Approval is unlikely to be obtained at the Stockholders Meeting, including due to an absence of quorum, then each of the Company and Parent shall have the right to require an adjournment or postponement of the Stockholders Meeting for the purpose of soliciting additional votes in favor of this Agreement; provided that no such single adjournment or postponement pursuant to this clause (ii) shall delay the Stockholders Meeting by more than seven (7) calendar days from the prior-scheduled date or to a date on or after the fifth (5th) Business Day preceding the End Date; or (iii) if the Company Board or any authorized committee thereof shall have determined in good faith (after consultation with outside legal counsel) that the failure to adjourn, postpone or delay the Stockholders Meeting would be reasonably likely not to allow sufficient time under applicable Laws for the distribution of any required or appropriate supplement or amendment to the Proxy Statement; provided that the Company shall be permitted to postpone or adjourn the Stockholders Meeting pursuant to this clause (iii) on no more than two (2) occasions and no such adjournment or postponement shall delay the Stockholders Meeting by more than seven (7) calendar days from the prior-scheduled date or to a date on or after the fifth (5th) Business Day preceding the End Date. Unless the Company Board or any committee thereof has withdrawn the Company Board Recommendation in compliance with Section 5.2, the Company Board shall recommend to holders of the Company Common Stock that they vote in favor of the Merger so that the Company may obtain the Company Stockholder Approval and the Company shall use its commercially reasonable efforts to solicit and obtain the Company Stockholder Approval (including by soliciting proxies from the Company’s stockholders) and shall take all other action necessary or advisable to secure the Company Stockholder Approval. The Company shall (A) keep Parent reasonably informed with respect to proxy solicitation results and provide detailed periodic updates concerning proxy solicitation results on a timely basis and (B) give written notice to Parent one (1) day prior to the Stockholders Meeting, and on the day of, but prior to the Stockholders Meeting, indicating whether as of such date sufficient proxies representing the Company Stockholder Approval have been obtained. Unless this Agreement is terminated in accordance with Article 7, (x) the Company shall not submit to the vote of its stockholders any Acquisition Proposal and (y) the obligation of the Company to duly call, give notice of, convene and hold the Stockholders Meeting and mail the Proxy Statement (and any amendment or supplement thereto that may be required by Law) to the Company’s stockholders shall not be affected by any Change in Recommendation.
(d)   Parent shall vote all Company Common Stock beneficially owned by it or any of its Subsidiaries as of the record date for the Stockholders Meeting in favor of the adoption of this Agreement.

Section 5.4.   Filings; Other Action.
(a)   Each of the Company, Parent and Merger Sub shall: (i) use reasonable best efforts to make and effect all registrations, filings and submissions required to be made or effected by it or otherwise advisable pursuant to the HSR Act (provided that the pre-merger notification under the HSR Act shall be filed no later than the date that is ten (10) Business Days after the date of this Agreement), other applicable Antitrust Laws, the Exchange Act and other applicable Laws, with respect to the Merger; (ii) use commercially reasonable efforts to obtain all consents and approvals required from Third Parties in connection with the Transactions; and (iii) use reasonable best efforts to cause to be taken, on a timely basis, all other actions necessary or appropriate for the purpose of consummating and effectuating the Transactions; provided, however, that in no event shall the Company be required to pay, prior to the Effective Time, any fee, penalty or other consideration to any Person for any consent or approval required for the consummation of any of the Transactions.
(b)   Without limiting the generality of Section 5.4(a), each of Parent and the Company (i) shall promptly provide all information requested by any Governmental Entity in connection with the Merger or any of the other Transactions and (ii) shall use its reasonable best efforts to promptly take, and cause its Affiliates to take, all actions and steps necessary to obtain and secure the expiration or termination of any applicable waiting periods under the HSR Act or other applicable Antitrust Laws and obtain any clearance or approval required to be obtained from the U.S. Federal Trade Commission, the U.S. Department of Justice, any state attorney general, any foreign competition authority or any other Governmental Entity in connection with the Transactions; provided that in no event shall Parent be required to take any of the following actions, and “reasonable best efforts” will in no event require, or be construed to require, Parent or any of its Affiliates to take any of the following actions: (A) proposing, negotiating, committing to and effecting, by consent decree, hold separate order or otherwise the sale, divesture, license, hold separate or other disposition of any asset or business of Parent, Merger Sub or any of their Affiliates or, contemporaneously with or subsequent to the Effective Time, of any asset or business of the Company or its Subsidiaries; (B) permitting the Acquired Companies to sell, divest, license, hold separate or otherwise dispose any of its or their assets or businesses prior to the Effective Time; (C) terminating, relinquishing, modifying, transferring, assigning, restructuring, or waiving existing agreements, collaborations, relationships, ventures, contractual rights, obligations or other arrangements of Parent, Merger Sub, the Company or their respective Subsidiaries; (D) any other behavioral undertakings and commitments whatsoever, including creating or consenting to create any relationships, ventures, contractual rights, obligations, or other arrangements of Parent, Merger Sub, the Company or their respective Subsidiaries; (E) to enter, or offer to enter, into any settlement, undertaking, consent decree, stipulation or agreement, or stipulate to the entry of an Order or decree or file appropriate applications with any Governmental Entity in connection with the Transactions (including whether providing for any of the foregoing actions described in clauses (A) through (D)); (F) initiating, litigating, challenging, defending or otherwise participating or taking any action with respect to any Legal Proceeding by, against or involving any Third Party or Governmental Entity with respect to the Transactions; or (G) otherwise taking any other steps or actions to defend against, vacate, modify or suspend any Order of any Governmental Entity, including any Order related to a private cause of action that would prevent the consummation of the Transactions. At the request of Parent, the Company shall agree to, subject to and contingent upon the consummation of the Closing, divest, hold separate or otherwise take or commit to take any action that limits its freedom of action with respect to, or its ability to retain, any of the businesses, services, or assets of any Acquired Company (but, absent such request, the Company shall not take any such action).
(c)   Without limiting the generality of anything contained in Section 5.4(a) or Section 5.4(b), subject to applicable Laws, each party hereto shall: (i) give the other parties prompt written notice of the making or commencement of any request, inquiry, investigation or Legal Proceeding by or before any Governmental Entity with respect to the Merger or any of the other Transactions; (ii) keep the other parties informed as to the status of any such request, inquiry, investigation or Legal Proceeding; and (iii) promptly inform the other parties of any communication to or from the U.S. Federal Trade Commission, the U.S. Department of Justice or any other Governmental Entity regarding the Merger. Each party hereto will consult and cooperate with the other parties and will consider in good faith the views of, and reflect such reasonable comments from, the other parties in connection with any analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal made or submitted in connection with any such request, inquiry, investigation or Legal Proceeding. In addition, except as may be prohibited by any Governmental Entity or by any Law, in connection with any such request, inquiry, investigation or Legal Proceeding, each party hereto will permit authorized representatives of the other parties to be present at each meeting or conference relating to such request, inquiry, investigation or Legal Proceeding and to have access to and be consulted in connection with any document, opinion or proposal made or submitted to any Governmental Entity in connection with such request, inquiry, investigation or Legal Proceeding.
Section 5.5.   Access; Notices of Certain Events.
(a)   Upon reasonable advance written notice, the Company shall afford Parent and Parent’s Representatives reasonable access, during normal business hours throughout the period prior to the Effective Time, to the Acquired Companies’ books, records, offices, properties, facilities and assets and, during such period, the Company shall furnish promptly to Parent all readily available information concerning its business as Parent may reasonably request, and furnish to Parent or its Representatives such financial and operating data and other information (including the work papers of the Company’s independent accountants upon receipt of any required consents from such accountants and subject to the execution of customary access letters) as such Persons may reasonably request; provided, however, that the Acquired Companies shall not be required to permit any inspection or other access, or to disclose any information, that in the reasonable judgment of the Company could: (i) result in the disclosure of any Trade Secrets of Third Parties; (ii) violate any obligation of the Acquired Companies with respect to confidentiality, non-disclosure or privacy; (iii) jeopardize protections afforded the Company under the attorney-client privilege or the attorney work product doctrine; or (iv) violate any applicable Law. In the event that the Company objects to any request submitted pursuant to and in accordance with this Section 5.5(a) and withholds information on the basis of any of the foregoing clauses (i) through (iv), the Company shall inform Parent as to the general nature of what is being withheld and shall use commercially reasonable efforts to make appropriate substitute arrangements to permit reasonable disclosure that does not suffer from any of the foregoing impediments, including through the use of commercially reasonable efforts to implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the objection. Any investigation pursuant to this Section 5.5(a) shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Acquired Companies. No investigation pursuant to this Section 5.5(a) shall affect any representation or warranty in this Agreement of any party hereto or any condition to the obligations of the parties hereto. All requests for access pursuant to this Section 5.5(a) must be directed to the Chief Executive Officer of the Company or another Person designated in writing by the Company. All information obtained by Parent and its Representatives pursuant to this Section 5.5(a) shall be subject to the Confidentiality Agreement to the extent the same constitute “Confidential Information” as defined therein.
(b)   Each of the Company and Parent shall promptly notify the other of: (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with any of the Transactions; (ii) any notice or other communication from any Governmental Entity in connection with the Transactions; (iii) any Legal Proceedings commenced or, to such party’s knowledge, threatened against, relating to or involving or otherwise affecting, any Acquired Company or Parent and any of its Subsidiaries, as the case may be, that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to any Section of this Agreement or that relate to this Agreement or the consummation of the Transactions; (iv) any inaccuracy in any material respect of any representation or warranty contained in this Agreement at any time during the term hereof; (v) any failure of that party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; and (vi) any Effect that has a materially adverse impact on the likelihood that any of the conditions set forth in Article 6 will be satisfied prior to the End Date, or that causes or is reasonably likely to cause a Company Material Adverse Effect or the failure of any of the conditions set forth in Article 6 to be satisfied. In no event shall the delivery of any notice by a party pursuant to this Section 5.5(b) limit or otherwise affect the respective rights, remedies, obligations, representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

Section 5.6.   Publicity.   The Company and Parent shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or otherwise making any public statements with respect to this Agreement or any of the Transactions and shall not issue any such press release or make any such public statement without the prior consent of the other parties hereto (which consent shall not be unreasonably withheld, conditioned or delayed), except as may be required by applicable Law, court process or the rules and regulations of the NYSE, as the case may be; provided, however, that the foregoing shall not apply with respect to any communication that is (a) so long as such communications are consistent with previous releases, public disclosures or public statements made jointly by the parties (or individually, if approved by the other party), (b) made or proposed to be made by the Company in compliance with Section 5.2 with respect to the matters contemplated thereby (or by Parent in response thereto) or (c) in connection with any dispute between the parties regarding this Agreement, the Merger or the other Transactions. The Company shall keep Parent informed, on a reasonably current basis, of any communications generally disseminated to its employees, lenders, suppliers, customers or other Persons having material business relationships with any Acquired Company relating to the Transactions, which communications shall not, without the prior written consent of Parent, be inconsistent with any public statements made jointly by the parties or made by one party in accordance with this Section 5.6.
Section 5.7.   Other Employee Benefits.
(a)   From and after the Closing and until December 31, 2021, Parent shall, or shall cause the Surviving Corporation to, provide to each employee of the Acquired Companies who continues employment with the Surviving Corporation or one of its Affiliates following the Effective Time (each, a “Continuing Employee”) with (i) (A) base salary or base hourly wage rate (as applicable) and (B) cash incentive compensation opportunity (including bonuses and commissions), in each case in an amount at least equal to the level that was provided to each such Continuing Employee prior to the Closing Date (to the extent disclosed in Section 3.13(e) of the Company Disclosure Schedules) and (ii) other employee benefits that are comparable in the aggregate either, as determined by Parent in its sole discretion, (A) to those provided to each such Continuing Employee as of immediately prior to the Effective Time or (B) to those provided to similarly situated employees of Parent or its Affiliates.
(b)   Parent shall, or shall cause the Surviving Corporation to, ensure that, as of the Effective Time, each Continuing Employee receives full credit for purposes of eligibility to participate, vesting, rate of and limits on vacation accrual, and severance benefits, for service with the Acquired Companies (or predecessor employers to the extent the Company provides such past service credit) under the comparable employee benefit plans, programs and policies of Parent or the Surviving Corporation, as applicable, in which such Continuing Employees become participants (other than any retiree welfare benefit plans or defined benefit pension plans); provided, however, that the foregoing shall not apply with respect to benefit accrual (other than with respect to rate of and limits on vacation accrual and severance benefits) or to the extent that its application would result in a duplication of benefits. As of the Effective Time, Parent shall, or shall cause the Surviving Corporation to, credit to Continuing Employees the amount of vacation time that such employees had accrued under any applicable Company Benefit Plan as of the Effective Time.
(c)   For the calendar year in which the Closing occurs, Parent shall use commercially reasonable efforts to cause each benefit plan maintained by Parent or the Surviving Corporation that is an “employee welfare benefit plan” as defined in Section 3(1) of ERISA (each, a “Parent Welfare Plan”) in which any Continuing Employee is or becomes eligible to participate to (i) waive all limitations as to pre-existing conditions, waiting periods, required physical examinations and exclusions with respect to participation and coverage requirements applicable under such Parent Welfare Plan for such Continuing Employees and their eligible dependents to the same extent that such pre-existing conditions, waiting periods, required physical examinations and exclusions would not have applied or would have been waived under the corresponding Company Benefit Plan in which such Continuing Employee was a participant immediately prior to his or her commencement of participation in such Parent Welfare Plan; provided, however, that to the extent such benefit coverage includes eligibility conditions based on periods of employment, Section 5.7(b) shall control; and (ii) provide each Continuing Employee and their eligible dependents with credit for any co-payments and deductibles paid in the calendar year that, and prior to the date that, such Continuing Employee commences participation in such Parent Welfare Plan in satisfying any applicable co-payment or deductible requirements under such Parent Welfare Plan for the applicable calendar year, to the extent that such expenses were recognized for such purposes under the comparable Company Benefit Plan.
(d)   Parent shall cause the Surviving Corporation to assume and honor in accordance with their terms all obligations of the Company under all deferred compensation plans, agreements and arrangements, severance and separation pay plans, agreements and arrangements, and all written employment, severance, retention, incentive, change in control and termination agreements (including any change in control provisions therein) applicable to employees of the Acquired Companies and in effect immediately prior to the Effective Time, in each case that are set forth on Section 5.7(d) of the Company Disclosure Schedule.
(e)   Nothing in this Section 5.7 or elsewhere in this Agreement shall, or shall be construed to, (i) be treated as an amendment to any Company Benefit Plan or employee benefit plan of Parent or any of Parent’s Affiliates, (ii) prevent Parent or the Surviving Corporation, or any of their Affiliates, from amending or terminating any of their respective benefit plans or (iii) prevent the Surviving Corporation, Parent or any of their respective Affiliates from terminating the employment of any director, officer, employee or independent contractor of any Acquired Company (including any Continuing Employee) following the Effective Time. This Section 5.7 shall be binding upon and inure solely to the benefit of each of the parties to this Agreement, and nothing in this Section 5.7, express or implied, shall confer upon any current or former director, officer, employee or independent contractor of any Acquired Company (including any beneficiary or dependent thereof), or any other Person any rights or remedies of any nature whatsoever under or by reason of this Section 5.7, and no such other Person shall be a third party beneficiary of this Section 5.7.
Section 5.8.   Indemnification; Directors’ and Officers’ Insurance.
(a)   For six (6) years after the Effective Time, Parent shall cause the Surviving Corporation to, maintain officers’ and directors’ liability insurance with respect to claims arising from acts, errors or omissions that occurred at or prior to the Effective Time, including in respect of the Transactions, covering each such Person currently covered by the Company’s officers’ and directors’ liability insurance policies on terms with respect to coverage and amount substantially equivalent to and in any event no less favorable in the aggregate than those of such policies in effect on the date hereof; provided, however, that in satisfying its obligation under this Section 5.8(a), the Surviving Corporation shall not be obligated to pay an aggregate amount for such insurance policies in excess of 300 % of the amount per annum the Company paid in its last full fiscal year prior to the date hereof (the “Current Premium”) and if such aggregate amount for such insurance policies would at any time exceed 300% of the Current Premium, then the Surviving Corporation shall cause to be maintained policies of insurance that, in the Surviving Corporation’s good faith judgment, provide the maximum coverage available at an aggregate amount for such insurance policies equal to 300% of the Current Premium. The provisions of the immediately preceding sentence shall be deemed to have been satisfied if the Company obtains, and the Company shall use commercially reasonable efforts to obtain, prior to the Effective Time, prepaid “tail” or “runoff” policies (and Parent hereby consents to the Company obtaining such policies), which policies provide such Persons currently covered by such policies with coverage for an aggregate period of six (6) years with respect to claims arising from acts, errors or omissions that occurred at or prior to the Effective Time, including in respect of the Transactions; provided, however, that the amount paid for such prepaid policies does not exceed 300% of the Current Premium. If such prepaid policies have been obtained prior to the Effective Time, the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) maintain such policies in full force and effect for their full term, and continue to honor the obligations thereunder.
(b)   For six (6) years after the Effective Time, Parent shall cause the Surviving Corporation and its Subsidiaries as of the Effective Time, as the case may be, to: (i) honor and fulfill in all respects the obligations of the Acquired Companies under the (A) Contracts listed on Section 3.8(a)(xxiii) of the Company Disclosure Schedule and (B) indemnification, expense advancement and exculpation provisions in the Company Certificate of Incorporation, Company Bylaws or comparable Organizational Documents of the Company’s Subsidiaries, in each case in effect on the date of this Agreement; and

(ii) indemnify and hold harmless each Indemnified Party in respect of acts or omissions occurring at or prior to the Effective Time to the fullest extent permitted by the DGCL or any other applicable Law or provided under the Company Certificate of Incorporation, Company Bylaws or comparable Organizational Documents of the Company’s Subsidiaries in effect on the date hereof; provided that such indemnification shall be subject to any limitation imposed from time to time under applicable Law.
(c)   If the Surviving Corporation or any of its successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or Entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, or if the Surviving Corporation, then, in each such case proper provision shall be made so that the successors and assigns of the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 5.8.
(d)   The provisions of this Section 5.8 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification, advancement or contribution that any such individual may have under any Organizational Documents, by Contract or otherwise. The obligations of Parent and the Surviving Corporation under this Section 5.8 shall not be terminated or modified in such a manner as to adversely affect in any material respect the rights of any Indemnified Party unless (A) such termination or modification is required by applicable Law or (B) the affected Indemnified Party shall have consented in writing to such termination or modification (it being expressly agreed that the Indemnified Parties shall be third party beneficiaries of this Section 5.8). Nothing in this Agreement, including this Section 5.8, is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company, any Subsidiaries or the Indemnified Parties, it being understood and agreed that the indemnity rights and other rights provided for in this Section 5.8 is not prior to, or in substitution for, any such claims under any such policies.
Section 5.9.   Section 16 Matters.   Prior to the Effective Time, the Company shall, and shall be permitted to, take all such steps as may reasonably be necessary to cause the Transactions, including any dispositions of shares of Company Common Stock (including any Company Compensatory Awards) by each Person who is or will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, to be exempt under Rule 16b-3 under the Exchange Act.
Section 5.10.   Stock Exchange Delisting; Deregistration.   Prior to the Effective Time, the Company shall cooperate with Parent and use its commercially reasonable efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Law and rules and policies of NYSE to enable the delisting by the Surviving Corporation of the shares of Company Common Stock from NYSE and the deregistration of such shares under the Exchange Act as promptly as practicable after the Effective Time, and in any event no more than ten (10) days after the Closing Date.
Section 5.11.   Takeover Statutes.   In the event that any “control share acquisition,” “fair price,” “moratorium” or other antitakeover or similar statute or regulation becomes applicable to any of the Transactions, the Company and the Company Board shall grant such approvals and take all actions necessary so that the Transactions may be consummated as promptly as practicable on the terms contemplated herein and otherwise to take all such other actions as are reasonably necessary to eliminate or minimize the effects of any such statute or regulation on the Transactions.
Section 5.12.   Transaction Litigation.   The Company shall as promptly as reasonably practicable notify Parent in writing of, shall keep Parent informed on a reasonably prompt basis regarding any such Transaction Litigation, and shall give Parent the opportunity to participate in the defense and settlement of, any Transaction Litigation (including by allowing Parent to offer comments or suggestions with respect to such Transaction Litigation, which the Company shall consider in good faith). The Company shall give Parent the opportunity to consult with counsel to the Company regarding the defense and settlement of any such Transaction Litigation, and in any event the Company shall not settle or compromise or agree to settle or compromise any Transaction Litigation without Parent’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed). Without otherwise limiting the Indemnified Parties’

rights with regard to the right to counsel, and notwithstanding anything to the contrary in any Contract listed on Section 3.8(a)(xxiii) of the Company Disclosure Schedule, following the Effective Time, the Indemnified Parties shall be entitled to continue to retain Goodwin Procter LLP or such other counsel selected by such Indemnified Parties prior to the Effective Time to defend any Transaction Litigation on behalf of, and to the extent such Transaction Litigation is against, the Indemnified Parties.
Section 5.13.   Payoff Letters(a).   The Company shall, and shall cause each other Acquired Company to, use commercially reasonable efforts to (a) obtain from each holder of any Indebtedness, including Indebtedness with respect to the Credit Facility, relating to any Acquired Company an executed payoff letter in a customary form and providing for the settlement in full of any such Indebtedness, effective no later than immediately prior to, and subject to the occurrence of, the Closing (collectively, the “Payoff Letters”) and (b) provide Parent with a copy of such Payoff Letters at least one (1) Business Day prior to the Closing Date.
Section 5.14.   Tax Matters(a).
(a)   Other than the Tax Sharing Agreement set forth on Section 5.14(a) of the Company Disclosure Schedule, the Company shall cause any material Tax Sharing Agreement to which any Acquired Company is party (other than any Tax Sharing Agreement to which only Acquired Companies are party) to be terminated with respect to the applicable Acquired Companies on or prior to the Closing Date.
(b)   The Acquired Companies shall (i) timely file all Tax Returns required to be filed on or prior to the Closing Date (taking into account any valid extensions of time to file such Tax Returns obtained in the ordinary course of business) in a manner consistent with past practice (expect to the extent otherwise required by applicable Law or as otherwise required pursuant to this Agreement) and shall pay any Tax shown due thereon, and (ii) shall maintain their respective books and records in a manner consistent with past practice and in accordance with applicable Tax Law.
Section 5.15.   PPP Loan Actions.
(a)   During the period from the date hereof through the earlier of the Effective Time and the date of termination of this Agreement in accordance with its terms, (i) the Company shall use commercially reasonable efforts to obtain forgiveness of the PPP Loan and to resolve any requests or concerns raised by any Governmental Entities in connection with any audit regarding the PPP Loan, the application submitted by the Company to receive the PPP Loan, and forgiveness documentation submitted or maintained by the Company in respect of the PPP Loan, and shall, upon request, keep Parent reasonably informed with respect thereto, and (ii) the Company shall not, and shall cause its Subsidiaries not to, knowingly take any actions that would or would reasonably be expected to render the PPP Loan ineligible for forgiveness under applicable Laws. Prior to the Closing, the Company shall use commercially reasonable efforts to provide Parent with all information reasonably requested by Parent in connection with seeking forgiveness of the PPP Loan.
(b)   Prior to or upon the Closing Date, to the extent the PPP Loan shall not have been forgiven or paid in full, the Company shall (i) establish an interest-bearing escrow account controlled by the PPP Lender, (ii) deposit into such account funds equal to the outstanding aggregate principal of the PPP Loan and accrued interest thereon, in each case as of such time, and (iii) enter into an escrow agreement with the PPP Lender to govern the terms of such account and any payments made from the funds deposited therein, in terms and conditions that are reasonably satisfactory to Parent (it being understood that the PPP Lender’s standard terms and conditions for such escrow accounts are reasonably satisfactory to Parent).
(c)   Promptly following the date hereof (but in any event prior to the Closing), the Company shall provide the PPP Lender with notice of the Merger, and shall use its commercially reasonable efforts to obtain the consent of the PPP Lender in connection with the Merger. The Company and Parent shall coordinate and cooperate with each other in connection with any actions taken in connection with such consent. In the event that, as of the date that is one (1) Business Day prior to the anticipated Closing Date, the PPP Loan has not been forgiven or consent of the PPP Lender in connection with the Merger has not been obtained, Parent may require the Company to repay all amounts due and outstanding under the PPP Loan.
Section 5.16.   Interim Operations of Merger Sub.   During the period from the date hereof through the earlier of the Effective Time or the date of termination of this Agreement, Merger Sub shall not engage in any activities of any nature except as provided in or contemplated by this Agreement.
ARTICLE 6
CONDITIONS TO EACH PARTY’S OBLIGATION TO EFFECT THE MERGER
Section 6.1.   Conditions to the Obligations of Each Party.   The obligation of each party hereto to consummate the Merger is subject to the satisfaction or, to the extent permitted by applicable Law, waiver, on or prior to the Closing, of the following conditions:
(a)   the Company Stockholder Approval shall have been obtained in accordance with applicable Law, the Company Certificate of Incorporation and the Company Bylaws;
(b)   no temporary restraining Order, preliminary or permanent injunction or other Order preventing the consummation of the Merger shall have been issued by any Governmental Entity of competent jurisdiction and remain in effect, and there shall not be any Law enacted or deemed applicable to the Merger that makes consummation of the Merger illegal; and
(c)   any applicable waiting period applicable to the Merger under the HSR Act shall have expired or been terminated and there shall not be in effect any voluntary agreement among Parent, Merger Sub, the Company or any of their respective Affiliates (including the Company and any of the Company Subsidiaries) and any applicable Governmental Entity pursuant to which Parent, Merger Sub, the Company or any of their Affiliates, as applicable, has agreed not to consummate the Transactions for any period of time.
Section 6.2.   Conditions to the Obligations of Parent and Merger Sub.   The obligation of Parent and Merger Sub to consummate the Merger is subject to the satisfaction or, to the extent permitted by applicable Law, waiver, on or prior to the Closing, of the following conditions:
(a)   the representations and warranties of the Company set forth in (i) Section 3.5(a)(ii) shall be true and correct as of the date of this Agreement and as of the Closing as though made as of the Closing, (ii) Section 3.3 (other than Section 3.3(e)) shall be true and correct as of the date of this Agreement and as of the Closing as though made as of the Closing (except that representations and warranties that expressly speak specifically as of the date of this Agreement or another date shall be true and correct as of such date), except for de minimis inaccuracies, (iii) Section 3.1, Section 3.2, Section 3.3(e), Section 3.16, Section 3.17, Section 3.18(b), Section 3.19, Section 3.20, Section 3.21(b) and Section 3.22 that are (A) qualified as to materiality or Company Material Adverse Effect and other qualifications based upon the concept of materiality or similar phrases contained therein shall be true and correct in all respects and (B) not qualified as to materiality or Company Material Adverse Effect and other qualifications based upon the concept of materiality or similar phrases contained therein shall be true and correct in all material respects, in each case ((A) and (B)) as of the date of this Agreement and as of the Closing as though made as of the Closing (except that representations and warranties that expressly speak specifically as of the date of this Agreement or another date shall be so true and correct as of such date), and (iv) the other provisions of Article 3 shall be true and correct (without giving effect to any qualification as to materiality or Company Material Adverse Effect contained therein) as of the date of this Agreement and as of the Closing as though made as of the Closing (except that representations and warranties that expressly speak specifically as of the date of this Agreement or another date shall be true and correct as of such date), except where any failures of any such representations and warranties to be true and correct has not had or would not reasonably be expected to have, individually or in the aggregate with all other Effects, a Company Material Adverse Effect;
(b)   the Company shall have performed and complied in all material respects with all obligations and covenants required to be performed or complied with by it at or prior to the Closing under this Agreement;

(c)   since the date of this Agreement, there shall not have occurred and not be continuing any Effect that, individually or in the aggregate, has had or would reasonably be expected to have, a Company Material Adverse Effect; and
(d)   Parent shall have received at the Closing a certificate signed on behalf of the Company by the Chief Executive Officer or the Chief Financial Officer of the Company certifying that the conditions set forth in Section 6.2(a), Section 6.2(b) and Section 6.2(c) have been satisfied.
Section 6.3.   Conditions to the Obligations of the Company.   The obligation of the Company to consummate the Merger is subject to the satisfaction or, to the extent permitted by applicable Law, waiver, on or prior to the Closing, of the following conditions:
(a)   the representations and warranties of Parent set forth in (i) Section 4.1, Section 4.3, Section 4.4(b) and Section 4.7 that are (A) qualified as to materiality or Parent Material Adverse Effect and other qualifications based upon the concept of materiality or similar phrases contained therein shall be true and correct in all respects and (B) not qualified as to materiality or Parent Material Adverse Effect and other qualifications based upon the concept of materiality or similar phrases contained therein shall be true and correct in all material respects, in each case ((A) and (B)) as of the date of this Agreement and as of the Closing as though made as of the Closing (except that representations and warranties that expressly speak specifically as of the date of this Agreement or another date shall be so true and correct as of such date), and (ii) the other provisions of Article 4 shall be true and correct (without giving effect to any qualification as to materiality or Parent Material Adverse Effect contained therein) as of the date of this Agreement and as of the Closing as though made as of the Closing (except that representations and warranties that expressly speak specifically as of the date of this Agreement or another date shall be true and correct as of such date), except where any failures of any such representations and warranties to be true and correct would not reasonably be expected to have, individually or in the aggregate with all other Effects, a Parent Material Adverse Effect;
(b)   Parent and Merger Sub shall each have performed and complied in all material respects with all obligations and covenants required to be performed and complied with by them at or prior to the Closing under this Agreement; and
(c)   the Company shall have received at the Closing a certificate signed on behalf of Parent by a senior executive officer of Parent certifying that the conditions set forth in Section 6.3(a) and Section 6.3(b) have been satisfied.
Section 6.4.   Frustration of Closing Conditions.   Neither Parent nor Merger Sub, on the one hand, nor the Company, on the other hand, may rely on the failure of any condition set forth in Section 6.1, Section 6.2 or Section 6.3, as the case may be, to be satisfied (or to be able to be satisfied) to excuse it from its obligation to effect the Merger if such failure (or inability to be satisfied) was primarily caused by such party’s failure to comply with or perform its obligations under this Agreement.
ARTICLE 7
TERMINATION
Section 7.1.   Termination.   This Agreement may be terminated and the Merger and the other Transactions may be abandoned at any time prior to the Closing (notwithstanding any approval of this Agreement by the stockholders of the Company, except as otherwise provided below):
(a)   by mutual written consent of the Company and Parent;
(b)   by Parent or the Company upon prior written notice to the other party, if the Closing Date has not occurred on or before August 31, 2021 (the “End Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(b) shall not be available to any party whose breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the primary cause of, or primarily resulted in, the failure of the Effective Time to have occurred on or before the End Date;
(c)   by Parent or the Company upon prior written notice to the other party, if there shall be any Law enacted after the date hereof and remaining in effect that makes the Merger illegal or that prohibits the consummation of the Merger, or any court of competent jurisdiction or other Governmental Entity shall have issued a final and nonappealable Order or shall have taken any other action, in either case permanently restraining, enjoining, or otherwise prohibiting the Merger, and such Order or other action shall have become final and nonappealable; provided, however, that to the right to terminate this Agreement pursuant to this Section 7.1(c) shall not be available to any party whose breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the primary cause of, or primarily resulted in, the issuance, promulgation, enforcement or entry of any such Order;
(d)   by Parent or the Company upon prior written notice to the other party, if the Company Stockholder Approval has not been obtained by reason of the failure to obtain the required vote upon a final vote taken at the Stockholders Meeting after the same shall have concluded (taking into account any adjournment or postponement thereof in accordance with this Agreement);
(e)   by Parent, at any time prior to obtaining the Company Stockholder Approval, upon prior written notice to the Company, if the Company Board shall have effected a Change in Recommendation;
(f)   by Parent, at any time prior to obtaining the Company Stockholder Approval, upon prior written notice to the Company, if the Company shall have materially breached any of its covenants and agreements under Section 5.2;
(g)   by the Company, at any time prior to obtaining the Company Stockholder Approval, upon prior written notice to Parent, in order to accept a Superior Proposal and, immediately following such termination, enter into a binding and definitive written Alternative Acquisition Agreement with respect to such Superior Proposal; provided that the Company and the Company Board shall have complied in all material respects with the requirements set forth in Section 5.2 in connection with any actions leading to such Superior Proposal;
(h)   by Parent upon prior written notice to the Company, if a breach of any representation or warranty in Article 3 or failure to perform any covenant or obligation contained in this Agreement on the part of the Company shall have occurred such that a condition set forth in Section 6.2 would be incapable of being satisfied by the End Date; provided, however, that, for purposes of this Section 7.1(h), if such a breach is curable by the Company within twenty (20) Business Days of the date Parent gives the Company written notice of such breach and the Company is continuing to use commercially reasonable efforts to cure such breach, then Parent may not terminate this Agreement under this Section 7.1(h) on account of such breach unless such breach shall remain uncured upon the expiration of such twenty (20) Business Day period; provided, further, that Parent shall not be entitled to terminate this Agreement pursuant to this Section 7.1(h) if either Parent or Merger Sub is in breach of its obligations under this Agreement such that the Company would be entitled to terminate this Agreement pursuant to Section 7.1(i); or
(i)   by the Company upon prior written notice to Parent, if a breach of any representation or warranty in Article 4 or failure to perform any covenant or obligation contained in this Agreement on the part of the Parent or Merger Sub shall have occurred such that a condition set forth in Section 6.3 would be incapable of being satisfied by the End Date; provided, however, that, for purposes of this Section 7.1(i), if such a breach is curable by Parent or Merger Sub within twenty (20) Business Days of the date the Company gives Parent written notice of such breach and Parent or Merger Sub is continuing to use commercially reasonable efforts to cure such breach, then the Company may not terminate this Agreement under this Section 7.1(i) on account of such breach unless such breach shall remain uncured upon the expiration of such twenty (20) Business Day period; provided, further, that the Company shall not be entitled to terminate this Agreement pursuant to this Section 7.1(i) if the Company is in breach of its obligations under this Agreement such that Parent would be entitled to terminate this Agreement pursuant to Section 7.1(h).
Section 7.2.   Effect of Termination.   In the event of the termination of this Agreement as provided in Section 7.1, this Agreement shall be of no further force or effect without Liability of any party (or any Representative of such party) to each other party hereto; provided, however, that (a) this Section 7.2, Article 1 and the applicable definitions elsewhere in this Agreement, the last sentence of Section 5.5(a), Section 7.3 and Article 8 shall survive the termination of this Agreement and shall remain in full force and effect; and

(b) the termination of this Agreement shall not relieve any party from any Liabilities or damages arising out of its Willful Breach or any fraud. Notwithstanding anything to the contrary contained in this Agreement, the Confidentiality Agreement shall survive the termination of this Agreement and shall remain in full force and effect in accordance with its terms; provided, however that Merger Sub shall be treated as if it were a party thereto to the same extent as Parent.
Section 7.3.   Expenses; Termination Fee.
(a)   Except as set forth in this Section 7.3, all fees and expenses incurred in connection with this Agreement, the Merger and the other Transactions shall be paid by the party incurring such expenses, whether or not the Merger is consummated. For the avoidance of doubt, Parent shall pay all filing fees payable for filings required or otherwise made pursuant to the HSR Act or any other Antitrust Laws, and the Company shall not be required to pay any fees or other payments to any Governmental Entity in connection with any filings under the HSR Act or such other filings as may be required under applicable Antitrust Laws in connection with the Merger or the other Transactions.
(b)   If:
(i)   (A) this Agreement is terminated by Parent or the Company pursuant to Section 7.1(b) or Section 7.1(d), or by Parent pursuant to Section 7.1(h), (B) following the date hereof and prior to the time of the termination of this Agreement, an Acquisition Proposal shall have been publicly announced or, solely in the case of termination pursuant to Section 7.1(b) or Section 7.1(h), made to the Company or the Company Board (and, in each such case, such Acquisition Proposal shall not have been withdrawn prior to (x) the time of the termination of this Agreement pursuant to Section 7.1(b) or Section 7.1(h) or (y) the date of the Stockholders Meeting, in the case of a termination pursuant to Section 7.1(d)) and (C) within 12 months after such termination, the Company (1) consummates an Acquisition Proposal or (2) enters into a definitive agreement with respect to an Acquisition Proposal, whether or not such Acquisition Proposal is subsequently consummated (with all references to “15%” in the definition of Acquisition Proposal being treated as “50%” for purposes of this clause (C));
(ii)   this Agreement is terminated by Parent pursuant to Section 7.1(e) or Section 7.1(f);
(iii)   this Agreement is terminated by Parent or the Company pursuant to Section 7.1(d), or by the Company pursuant to Section 7.1(b), and, in each such case, at the time of such termination, Parent had the right to terminate this Agreement pursuant to Section 7.1(e) or Section 7.1(f); or
(iv)   this Agreement is terminated by the Company pursuant to Section 7.1(g), then, in the case of each of clauses (i) through (iv), the Company shall pay to Parent (or Parent’s designee), in cash at the time specified in the next sentence, a termination fee in the amount of $12,900,000 (the “Termination Fee”). Any Termination Fee shall be paid by the Company: (I) in the case of Section 7.3(b)(i), immediately prior to or concurrently with the occurrence of either of the applicable events described in clause (C) thereof; (II) in the case of Section 7.3(b)(ii) or in the case of a termination by Parent as provided in Section 7.3(b)(iii), no later than two (2) Business Days following termination of this Agreement; (III) in the case of a termination by the Company as provided in Section 7.3(b)(iii), concurrently with such termination; and (IV) in the case of Section 7.3(b)(iv), concurrently with, and as a condition to the effectiveness of, the termination of this Agreement pursuant to Section 7.1(g).
(c)   Any Termination Fee due under Section 7.3(b) shall be paid by wire transfer of immediately available funds to an account designated in writing by Parent. For the avoidance of doubt, the Termination Fee shall be payable only once and not in duplication even though the Termination Fee may be payable under one or more provisions hereof. In the event that Parent shall become entitled to payment of the Termination Fee, (i) the receipt of the Termination Fee shall be deemed to be liquidated damages for any and all losses or damages suffered or incurred by Parent, Merger Sub, any of their respective Affiliates or any other Person in connection with this Agreement (and the termination hereof), the Merger (and the abandonment thereof) or any matter forming the basis for such termination, and (ii) none of Parent, Merger Sub, any of their respective Affiliates or any other Person shall be entitled to bring or maintain any Legal Proceeding against the Company or any of its Affiliates for damages or any equitable relief arising out of or in connection with this Agreement, any of the Transactions or any matters forming the basis for such termination. Notwithstanding any of the foregoing, no payment of the Termination Fee shall relieve the Company of any liability or damages resulting from or arising out of its Willful Breach or any fraud; provided that in no event shall Parent be entitled to receive both the Termination Fee pursuant to this Section 7.3 and monetary damages as a result of the Company’s Willful Breach or fraud.
(d)   The Company and Parent acknowledge and agree that the agreements contained in this Section 7.3 are an integral part of the Transactions, and that, without these agreements, the Company and Parent would not enter into this Agreement. In the event that the Company shall fail to pay the Termination Fee when due, Parent shall be entitled to receive, and the Company shall pay to Parent (or its designee), (i) interest on such unpaid Termination Fee, commencing on the date that the Termination Fee became due, at a rate equal to the “prime rate” as published in The Wall Street Journal, Eastern Edition, in effect on the date such payment was required to be made through the date of actual payment (calculated daily on the basis of a year of 365 days and the actual number of days elapsed, without compounding) and (ii) all of Parent’s costs and expenses (including reasonable attorneys’ fees, costs and expenses) in connection with any Legal Proceeding commenced by Parent to recover any portion of the amounts due pursuant to this Section 7.3, and which Legal Proceeding results in a judgment against the Company.
ARTICLE 8
MISCELLANEOUS PROVISIONS
Section 8.1.   Amendment.   Any provision of this Agreement may be amended, modified, supplemented or waived prior to the Effective Time if, but only if, such amendment, modification, supplement or waiver is in writing and is signed, in the case of an amendment, modification or supplement, by each party to this Agreement (or their respective boards of directors or similar body, if required) or, in the case of a waiver, by each party against whom the waiver is to be effective (or its board of directors or similar body, if required); provided, however, that after the Company Stockholder Approval has been obtained, no amendment may be made that pursuant to applicable Law requires further approval or adoption by the stockholders of the Company without such further approval or adoption.
Section 8.2.   Waiver.   No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given; provided, however, that after the Company Stockholder Approval has been obtained, no waiver may be made that pursuant to applicable Law requires further approval or adoption by the stockholders of the Company without such further approval or adoption.
Section 8.3.   No Survival of Representations and Warranties.   None of the representations and warranties of the Company contained in this Agreement, or contained in any certificate, schedule or document delivered pursuant to this Agreement or in connection with any of the Transactions, shall survive the Effective Time, except that the foregoing shall not relieve any party hereto from any liability or damages resulting from or arising out of its fraud in connection with the making of any such representations and warranties.
Section 8.4.   Entire Agreement.   This Agreement, the other agreements referred to herein and the Confidentiality Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof. Without limiting the generality of the foregoing: (a) Parent and Merger Sub acknowledge and agree that the Company has not made and is not making any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except as provided in Article 3 (including the Company Disclosure Schedule), that they are not relying and have not relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except as provided in Article 3 (including the Company Disclosure Schedule), and that no employee, agent, advisor or other representative of the Company has made or is making any representations or warranties whatsoever regarding the subject matter of this Agreement; (b) without limiting the foregoing, Parent and Merger Sub acknowledge and agree that neither the Company nor any of its representatives has made any representation or warranty, whether express or implied, as to the accuracy or completeness of any information regarding the Company or its Affiliates furnished or made available to Parent or Merger Sub and its representatives except as expressly set forth in this Agreement, and neither the Company nor any other Person shall be subject to any Liability to Parent or Merger Sub or any other Person resulting from the Company’s making available to Parent or Merger Sub or Parent’s or Merger Sub’s use of such information, or any information, documents or material made available to Parent or Merger Sub in any due diligence materials provided to Parent or Merger Sub, including in any “data room,” management presentations (formal or informal) or in any other form in connection with the Transactions, in each case other than in the event of fraud by such Person; (c) without limiting the foregoing, Parent and Merger Sub acknowledge and agree that the Company has not made and is not making any representations or warranties whatsoever regarding any forecasts, projections, estimates or budgets discussed with, delivered to or made available to Parent, or otherwise regarding the future revenues, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof) of the Company or the future business and operations of the Company, except to the extent expressly provided in Article 3; and (d) the Company acknowledges and agrees that Parent and Merger Sub have not made and are not making any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except as provided in Article 4, that it is not relying and has not relied on any representations or warranties whatsoever regarding the subject matter of this Agreement, express or implied, except as provided in Article 4, and that no employee, agent, advisor or other representative of Parent or Merger Sub has made or is making any representations or warranties whatsoever regarding the subject matter of this Agreement.
Section 8.5.   Applicable Law; Jurisdiction.   This Agreement is made under, and shall be construed and enforced in accordance with, the Laws of the State of Delaware applicable to agreements made and to be performed solely therein, without giving effect to principles of conflicts of Law that would cause the application of Laws of any jurisdiction other than those of the State of Delaware. Each of the parties hereto (a) consents to and submits to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware (the “Delaware Courts”) in any action or proceeding arising out of or relating to this Agreement or any of the Transactions, including for enforcement of any judgment, (b) agrees that all claims in respect of such action or proceeding shall be heard and determined in any Delaware Court, (c) shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Delaware Court and (d) shall not bring any action or proceeding arising out of or relating to this Agreement or any of the Transactions in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other Person with respect thereto. Each of the parties hereto irrevocably agrees that, subject to any available appeal rights, any decision or Order issued by any Delaware Court shall be binding and enforceable, and irrevocably agrees to abide by any such decision or Order. Each of the parties hereto agrees that service of process in English upon such party in any such action or proceeding shall be effective if such process is given as a notice in accordance with Section 8.7.
Section 8.6.   Assignability; Parties in Interest.   This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective successors and assigns. This Agreement shall not be assignable by any party without the express written consent of the other parties hereto, and any attempt to make any such assignment without such consent shall be null and void, except that each of Parent or Merger Sub may transfer or assign its respective rights and obligations under this Agreement, in whole or from time to time in part, (a) to one or more of its Affiliates at any time or (b) in connection with a merger or consolidation involving Parent or Merger Sub or other disposition of all or substantially all of the assets of Parent relating to the lines of business of the Surviving Corporation, or of the assets of Merger Sub or the Surviving Corporation; provided that such transfer or assignment shall not relieve Parent or Merger Sub, as the case may be, of its respective obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to Parent or Merger Sub. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person, other than the parties hereto, any right, benefit or remedy of any nature, except for (i) solely if the Effective Time occurs, the right of the Company’s stockholders to receive the Merger Consideration following the Effective Time in accordance with the terms of this Agreement, and the right of the holders of Company Compensatory Awards and participants in the ESPP to receive the applicable treatment pursuant to Article 2 in accordance with the terms of this Agreement, and (ii) Section 5.8 (which, from and after the Effective Time shall be for the benefit of the Indemnified Parties); provided, however, that the Company shall be entitled and have the right to pursue and recover damages (including damages based on the consideration that would have otherwise been payable to holders of the Company Common Stock or based on the loss of market value or decline in stock price of the Company) in the name of and on behalf of its stockholders to the extent the same arise out or result from Parent’s Willful Breach or any fraud by Parent, which right is hereby acknowledged and agreed to by Parent and Merger Sub.
Section 8.7.   Notices.   Any notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a business day in the place of receipt or otherwise on the next succeeding business day in the place of receipt:
if to Parent, Merger Sub or the Surviving Corporation, to:
Graham Holdings Company
1300 North 17th Street
17th Floor
Arlington, VA 22209
Attention:
Senior Vice President and General Counsel

E-mail:
[omitted]

with a copy to (which shall not constitute notice) to:
Covington & Burling LLP
One CityCenter
850 Tenth Street, NW
Washington, DC 20001-4956
Attention:
Paul V. Rogers
Jack S. Bodner

E-mail:
progers@cov.com
jbodner@cov.com

if to the Company (prior to the Merger), to:
Leaf Group Ltd.
1655 26th Street
Santa Monica, CA 90404
Attention:
Executive Vice President and General Counsel

E-mail:
[omitted]

with a copy to (which shall not constitute notice):
Goodwin Procter LLP
100 Northern Avenue
Boston, MA 02210
Attention:
Joseph L. Johnson III
Andrew H. Goodman

E-mail:
jjohnson@goodwinlaw.com
agoodman@goodwinlaw.com

or to such other address as such party may hereafter specify for the purpose by notice to the other parties hereto pursuant to this Section 8.7.

Section 8.8.   Severability.   Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.
Section 8.9.   Obligation of Parent.   Parent shall cause Merger Sub to comply in all respects with each of the representations, warranties, covenants, obligations, agreements and undertakings made or required to be performed by Merger Sub in accordance with the terms of this Agreement, the Merger, and the other Transactions. As a material inducement to the Company’s willingness to enter into this Agreement and perform its obligations hereunder, Parent hereby unconditionally guarantees full performance and payment by Merger Sub of each of the covenants, obligations and undertakings required to be performed by Merger Sub under this Agreement and the Transactions, subject to all terms, conditions and limitations contained in this Agreement, and hereby represents, acknowledges and agrees that any such breach of any such representation and warranty or default in the performance of any such covenant, obligation, agreement or undertaking of Merger Sub shall also be deemed to be a breach or default of Parent, and the Company shall have the right, exercisable in its sole discretion, to pursue any and all available remedies it may have arising out of any such breach or nonperformance directly against either or both of Parent and Merger Sub in the first instance. As applicable, references in this Section 8.9 to “Merger Sub” shall also include the Surviving Corporation following the Effective Time.
Section 8.10.   Specific Performance.   The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at Law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, except as expressly provided in the following sentence. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Courts and, in any action for specific performance, each party waives the defense of adequacy of a remedy at Law and waives any requirement for the securing or posting of any bond in connection with such remedy, this being in addition to any other remedy to which they are entitled at Law or in equity (subject to the limitations set forth in this Agreement). The parties hereto further agree that (a) by seeking the remedies provided for in this Section 8.10, a party shall not in any respect waive its right to seek any other form of relief to the extent such other relief may be available to a party pursuant to this Agreement (including monetary damages) for breach of any of the provisions of this Agreement or in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 8.10 are not available or otherwise are not granted, and (b) nothing set forth in this Section 8.10 shall require any party hereto to institute any Legal Proceeding for (or limit any party’s right to institute any Legal Proceeding for) specific performance under this Section 8.10 prior or as a condition to exercising any termination right under Article 7 (and, to the extent permitted by this Agreement, pursuing damages after such termination), nor shall the commencement of any Legal Proceeding pursuant to this Section 8.10 or anything set forth in this Section 8.10 restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Article 7 or pursue any other remedies under this Agreement that may be available at any time.
Section 8.11.   WAIVER OF TRIAL BY JURY.   EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 8.12.   Counterparts.   This Agreement may be executed and delivered (including by electronic transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.
LEAF GROUP LTD.
a Delaware corporation
By:
/s/ Sean Moriarty

Name: Sean Moriarty
Title:   Chief Executive Officer
GRAHAM HOLDINGS COMPANY
a Delaware corporation
By:
/s/ Jacob Maas

Name: Jacob Maas
Title:   SVP, Planning and Development
PACIFICA MERGER SUB, INC.
a Delaware corporation
By:
/s/ Jacob Maas

Name: Jacob Maas
Title:   Vice President
[Signature Page to Agreement and Plan of Merger]

EXHIBIT A
CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
of
LEAF GROUP LTD.
ARTICLE I
NAME
The name of the Corporation is Leaf Group Ltd. (the “Corporation”).
ARTICLE II
REGISTERED OFFICE AND REGISTERED AGENT
The registered office of the Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801. The registered agent of the Corporation at such address is The Corporation Trust Company.
ARTICLE III
CORPORATE PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.
ARTICLE IV
CAPITAL STOCK
The total number of shares of capital stock that the Corporation shall have authority to issue is 100,000 shares, which shall be shares of common stock with the par value of $0.0001 each.
ARTICLE V
RESERVATION OF RIGHT TO AMEND BYLAWS
In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, amend or repeal the bylaws of the Corporation to the fullest extent permitted by the provisions of the DGCL.
ARTICLE VI
ELECTION OF DIRECTORS
The election of directors need not be conducted by written ballot except and to the extent provided in the bylaws of the Corporation.
ARTICLE VII
LIMITATION ON LIABILITY
To the fullest extent permitted by the DGCL as the same exists or may hereafter be amended, a director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal, modification or amendment of the provisions of this Article VII by the stockholders of the Corporation shall not adversely affect any right or protection

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of a director of this Corporation existing hereunder with respect to any act or omission occurring prior to the time of such repeal, modification or amendment.
ARTICLE VIII
RESERVATION OF RIGHT TO AMEND
CERTIFICATE OF INCORPORATION
The Corporation reserves the right to amend, alter, restate, change or repeal any provisions contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by law and all the provisions of this Certificate of Incorporation and all rights, preferences, privileges and powers conferred in this Certificate of Incorporation on stockholders, directors, officers or any other persons are subject to the rights reserved in this Article VIII.
ARTICLE IX
INDEMNIFICATION
A.   To the maximum extent permitted by the DGCL or any other law of the State of Delaware, as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended after approval by the stockholders of this Article IX to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.
B.   The Corporation may indemnify and advance expenses, to the fullest extent permitted by law, to any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that the person, the person’s testator or intestate is or was a director, officer, employee or agent of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation.
C.   Neither any amendment nor repeal of this Article IX, nor the adoption of any provision of the Corporation’s Certificate of Incorporation inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article IX, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

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EXHIBIT B
BYLAWS OF SURVIVING CORPORATION
SECOND AMENDED AND RESTATED
BYLAWS
OF
LEAF GROUP LTD. (the “Corporation”)
a Delaware Corporation

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SECOND AMENDED AND RESTATED
BYLAWS
OF
LEAF GROUP LTD.
a Delaware Corporation
ARTICLE I
OFFICES
Section 1.   Registered Office.   The registered office of the Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801. The registered agent of the Corporation at such address is The Corporation Trust Company.
Section 2.   Other Offices.   The Corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the Corporation may require.
ARTICLE II
MEETINGS OF STOCKHOLDERS
Section 1.   Place of Meeting.   All meetings of the stockholders of the Corporation shall be held at such place, either within or without the State of Delaware, as shall be designated from time to time by the board of directors or stated in the notice of the meeting or duly executed waivers thereof. The board of directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held by means of remote communication as authorized by Section 211 of the Delaware General Corporation Law, as amended (the “DGCL”).
Section 2.   Annual Meetings.   If required by applicable law, an annual meeting of stockholders for the election of directors and the transaction of other business specified in the notice of meeting shall be held once each year on any day, and such day shall be designated by the board of directors and stated in the notice of the meeting.
Section 3.   Notice of Meeting.   Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given that shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the certificate of incorporation or these bylaws, the notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.
Section 4.   Stockholder List.   The officer who has charge of the stock ledger shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten days prior to the meeting (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or (b) during ordinary business hours at the principal place of business of the Corporation. The list of stockholders shall also be open to examination at the meeting as required by applicable law. Except as otherwise provided by law, the stock ledger shall be the only evidence as to which stockholders are entitled to examine the list of stockholders required by this Section 4 or to vote in person or by proxy at any meeting of stockholders.
Section 5.   Special Meetings.   Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the President

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and shall be called by the President or Secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.
Section 6.   Notice of Special Meetings.   Written notice of a special meeting stating the place, if any, date and hour of the meeting, or the means of remote communications, if any, by which stockholders may be deemed to be present in person and vote at such meeting, and the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.
Section 7.   Special Meeting Business.   Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.
Section 8.   Quorum; Adjourned Meetings.   The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting, at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If the adjournment is for less than thirty days and if after the adjournment a new record date is not fixed for the adjourned meeting, a notice of the adjourned meeting shall not be given, except as required by resolution of the board of directors.
Section 9.   Required Vote.   When a quorum is present or represented by proxy at any meeting of stockholders, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question other than the election of directors brought before such meeting, unless the question is one upon which by express provision of statute or of the certificate of incorporation a different vote is required, in which case such express provision shall govern and control the decision of such question. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote at any meeting at which stockholders may vote for the election of directors.
Section 10.   Voting.   Each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.
Section 11.   Organization.   Meetings of stockholders shall be presided over by the Chairman of the board of directors, if any, or in his or her absence by the President, or in the absence of the foregoing persons by a chairman designated by the board of directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.
Section 12.   Conduct of Meetings.   The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The board of directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the board of directors, the person presiding over any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not

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properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the board of directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
Section 13.   Action Without Meeting.
(a)   Any action required by law or these bylaws to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.
(b)   An electronic transmission consenting to an action to be taken and transmitted by a stockholder, or by a person or persons authorized to act for a stockholder, shall be deemed to be written, signed and dated for purposes of this Section 13, provided that any such electronic transmission sets forth or is delivered with information from which the Corporation can determine (i) that the electronic transmission was transmitted by the stockholder, or by a person or persons authorized to act for the stockholder, and (ii) the date on which such stockholder or authorized person or persons transmitted such electronic transmission. The date on which such electronic transmission is transmitted shall be deemed to be the date on which such consent was signed.
(c)   Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.
ARTICLE III
DIRECTORS
Section 1.   General Authority.   The business and affairs of the Corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the Corporation and do such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders or other person or persons.
Section 2.   Number and Election.   The number of directors which shall constitute the initial board of directors shall be two (2). The number of directors which shall constitute all subsequent boards of directors shall be specified by resolution of the board of directors. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 3 of this Article III and except that the initial directors of the Corporation shall be elected by the Incorporator of the Corporation, as set forth in the Certificate of Incorporation, and each director shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Directors need not be stockholders.
Section 3.   Vacancies and Newly Created Directorships.   Vacancies, and newly created directorships resulting from any increase in the authorized number of directors, shall be filled by a majority vote of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

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Section 4.   Regular Meetings.   Regular meetings of the board of directors may be held at such places within or without the State of Delaware and at such times as the board of directors may from time to time determine.
Section 5.   Special Meetings.   Special meetings of the board of directors may be held at any time or place within or without the State of Delaware whenever called by the President, any Vice President, the Secretary, or by any member of the board of directors.
Section 6.   Notice of Meetings.   The Secretary or other person or persons calling a meeting shall give notice by mail or confirmed facsimile or electronic transmission at least three days before the meeting, or by telephone at least twenty-four hours before the meeting. Except as otherwise herein provided, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in this notice of such meeting. A written waiver of notice signed by the director entitled to notice, whether before or after the time stated therein, shall be equivalent to notice. Attendance of a director at the meeting shall constitute a waiver of notice of such meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
Section 7.   Quorum; Required Vote; Adjourned Meetings.   At all meetings of the board of directors or any committee thereof, a majority of directors or committee members shall constitute a quorum for the transaction of business. The act of a majority of the directors or committee members present at any meeting at which there is a quorum shall be the act of the board of directors or committee, as the case may be, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the board of directors or committee thereof, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. In the event that the board of directors or any committee thereof is composed of an even number of persons, a majority means one-half of the number of such persons plus one.
Section 8.   Action Without Meetings; Telephone Meeting.
(a)   Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting, if all members of the board of directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board of directors or committee, as applicable.
(b)   Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors or any committee thereof may participate in a meeting of the board of directors or such committee by means of conference telephone or other communications equipment by which all persons participating in the meeting can hear each other and participation in a meeting pursuant to this Section 8 shall constitute presence in person at such meeting.
Section 9.   Committees.   The board of directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Such committee or committees shall have such member or members as may be determined from time to time by resolution adopted by the board of directors. Any such committee, to the extent provided in the resolution of the board of directors and to the extent permitted under applicable statutory provisions, shall have and may exercise all the power and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

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Section 10.   Committee Minutes.   Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.
Section 11.   Compensation.   The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.
Section 12.   Resignation.   Any director of the Corporation may resign at any time by giving notice in writing or by electronic transmission to the President or to the Secretary of the Corporation. The resignation of any director shall take effect at the time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 13.   Removal.   Any director or the entire board of directors may be removed, at any time, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except as may be provided by statute or the certificate of incorporation.
ARTICLE IV
NOTICES
Section 1.   General; Electronic Transmission.
(a)   Whenever, under the provisions of statute or of the certificate of incorporation or of these bylaws, notice is required to be given to any director or stockholder, it shall be construed to mean written notice by (i) personal delivery or by mail, addressed to such director or stockholder, at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail, or (ii) by electronic transmission as set forth below. Notice to directors may also be given by telephone or electronic transmission.
(b)   Without limiting the manner by which notice otherwise may be given effectively to the stockholders, any notice given by the Corporation to the stockholders shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if (i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (ii) such inability becomes known to the Corporation’s Secretary, an Assistant Secretary, transfer agent or other person responsible for giving such notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given by electronic transmission shall be deemed given: (1) if by facsimile, when directed to a number at which the stockholder has consented to receive notice, (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (3) if by posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice, and (4) if by any other form of electronic transmission, when directed to the stockholder.
Section 2.   Waiver of Notice.   Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

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ARTICLE V
OFFICERS
Section 1.   Officers; Election; Resignation; Removal; Vacancies; Salaries.   The board of directors shall elect a President and Secretary, and it may, if it so determines, choose a Chairman of the board of directors and a Vice Chairman of the board of directors from among its members. The board of directors may also choose one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and such other officers as it shall from time to time deem necessary or desirable. Each such officer shall hold office until the first meeting of the board of directors after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. The board of directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the board of directors. The salaries of all officers and agents of the Corporation shall be fixed by or in the manner prescribed by the board of directors.
Section 2.   Execution of Documents.   All deeds, mortgages, bonds, contracts, and other instruments may be executed on behalf of the Corporation by the President or by any other person or persons designated from time to time by the board of directors or the President, unless such power is restricted by board resolution.
Section 3.   Powers and Duties of Officers.    The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the board of directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the board of directors. The board of directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.
ARTICLE VI
INDEMNIFICATION AND ADVANCEMENT OF EXPENSES
Section 1.   Indemnification of Directors and Officers.   The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, any director or officer of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such person in connection with any such Proceeding. Notwithstanding the preceding sentence, except as otherwise provided in Article VI, Section 4, the Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized in the specific case by the board of directors.
Section 2.   Indemnification of Others.   The Corporation shall have the power to indemnify and hold harmless, to the extent permitted by applicable law as it presently exists or may hereafter be amended, any employee or agent of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.

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Section 3.   Prepayment of Expenses.   The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by any officer or director of the Corporation, and may pay the expenses incurred by any employee or agent of the Corporation, in defending any Proceeding in advance of its final disposition; provided, however , that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under this Article VI or otherwise.
Section 4.   Determination; Claim.   If a claim for indemnification (following the final disposition of such Proceeding) or advancement of expenses under this Article VI is not paid in full within thirty (30) days after a written claim therefor has been received by the Corporation the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.
Section 5.   Indemnification Contracts.   The board of directors is authorized to enter into a contract with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the board of directors so determines, greater than, those provided for in this Article VI.
Section 6.   Non-Exclusivity of Rights.   The rights conferred on any person by this Article VI shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.
Section 7.   Insurance.   The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.
Section 8.   Other Indemnification.   The Corporation’s obligation, if any, to indemnify or advance expenses to any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.
Section 9.   Continuation of Indemnification.   The rights to indemnification and to prepayment of expenses provided by, or granted pursuant to, this Article VI shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributees of such person.
Section 10.   Amendment or Repeal.   The provisions of this Article VI shall constitute a contract between the Corporation, on the one hand, and, on the other hand, each individual who serves or has served as a director or officer of the Corporation (whether before or after the adoption of these bylaws), in consideration of such person’s performance of such services, and pursuant to this Article VI the Corporation intends to be legally bound to each such current or former director or officer of the Corporation. With respect to current and former directors and officers of the Corporation, the rights conferred under this Article VI are present contractual rights and such rights are fully vested, and shall be deemed to have vested fully, immediately upon adoption of theses bylaws. With respect to any directors or officers of the Corporation who commence service following adoption of these bylaws, the rights conferred under this provision shall be present contractual rights and such rights shall fully vest, and be deemed to have vested fully, immediately upon such director or officer commencing service as a director or officer of the Corporation. Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection (i) hereunder of any person in respect of any act or omission occurring prior to the time

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of such repeal or modification or (ii) under any agreement providing for indemnification or advancement of expenses to an officer or director of the Corporation in effect prior to the time of such repeal or modification.
ARTICLE VII
CERTIFICATES OF STOCK
Section 1.   General.   The shares of the Corporation shall be represented by certificates; provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the board of directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation certifying the number of shares owned by such holder in the Corporation. Any of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.
Section 2.   Transfers of Stock.   Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares in compliance with the requirements of Section 8-401 of Title 6 of the Delaware Code Annotated, as amended, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.
Section 3.   Lost or Destroyed Stock Certificates; Issuance of New Certificates.   The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
Section 4.   Fixing Date for Determination of Stockholders of Record.   In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting; (b) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not precede nor be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors; and (c) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the board of directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the board of directors is required by law, shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

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Section 5.   Registered Stockholders.   The Corporation shall be entitled to treat the record holder of any shares of the Corporation as the owner thereof for all purposes, including all rights deriving from such shares, and shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares, on the part of any other person, including, but without limiting the generality thereof, a purchaser, assignee or transferee of such shares or rights deriving from such shares, unless and until such purchaser, assignee, transferee or other person becomes the record holder of such shares, whether or not the Corporation shall have either actual or constructive notice of the interest of such purchaser, assignee, transferee or other person. Any such purchaser, assignee, transferee or other person shall not be entitled to receive notice of the meetings of stockholders, to vote at such meetings, to examine a complete list of the stockholders entitled to vote at meetings, or to own, enjoy, and exercise any other property or rights deriving from such shares against the Corporation, until such purchaser, assignee, transferee or other person has become the record holder of such shares.
ARTICLE VIII
INTERESTED OFFICERS OR DIRECTORS
No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board of directors or committee thereof which authorizes the contract or transaction, or solely because any such director’s or officer’s votes are counted for such purpose, if:
(a)   the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum;
(b)   the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or
(c)   the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the stockholders.
Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or a committee thereof which authorized the contract or transaction.
ARTICLE IX
GENERAL PROVISIONS
Section 1.   Dividends.   Dividends upon the capital stock of the Corporation, subject to the provisions of the certificate of incorporation, may be declared by the board of directors at any regular or special meeting, or by written consent, pursuant to applicable law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their sole discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.
Section 2.   Voting Securities of Other Corporations.   The President or such other officers or agents of the Corporation as he or she shall designate shall have the authority to vote on behalf of the Corporation the securities of any other corporation, which are owned or held by the Corporation and may attend meetings of stockholders or execute and deliver proxies for such purpose.
Section 3.   Fiscal Year.   The fiscal year of the Corporation shall be as determined by the board of directors.

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Section 4.   Seal.   The corporate seal, if any, shall be in such form as the board of directors shall determine.
ARTICLE X
AMENDMENTS
These bylaws may be altered or repealed by a majority vote of the stock outstanding or by resolution adopted by a majority vote of the board of directors.

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Annex B
Canaccord Genuity LLC 99 High Street Suite 1200 Boston, MA USA 02110
T1: 1.617.371.3900
T2: 1.800.225.6201
cgf.com

April 3, 2021
Board of Directors
Leaf Group Ltd.
1655 26th Street
Santa Monica, CA 90404
Members of the Board:
You have requested our opinion (the “Fairness Opinion”) as to the fairness, from a financial point of view, to the holders (other than Parent and Merger Sub (each as defined below) and their respective affiliates) of common stock, par value $0.0001 per share (the “Company Common Stock”), of Leaf Group Ltd., a Delaware corporation (the “Company”), of the Merger Consideration (as defined below) to be paid to such holders pursuant to an Agreement and Plan of Merger (the “Agreement”), by and among the Company, Graham Holdings Company, a Delaware corporation (“Parent”), and Pacifica Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”).
Pursuant to the terms and subject to the conditions set forth in the Agreement, we understand the following will occur (collectively, the “Transaction”):
a)
Merger Sub will merge with and into the Company, with the Company surviving the merger and becoming a wholly owned subsidiary of Parent (the “Merger”); and

b)
Pursuant to the Merger, each share of Company Common Stock issued and outstanding immediately prior to the effectiveness of the Merger (other than shares of Company Common Stock directly owned by Parent, Merger Sub or the Company) will be converted into and represent the right to receive an amount in cash equal to $8.50 per share of Company Common Stock without interest thereon (the “Merger Consideration”).

Canaccord Genuity LLC (“Canaccord Genuity”), as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company, Parent, certain of their respective affiliates and any other company that may be involved in the Transaction, as well as provide investment banking and other financial services to such companies. In December 2020, we acted as lead underwriter for the Company for a common stock offering for which we received compensation. During the past two years, we have not received any compensation from Parent. We may in the future provide investment banking and other services to Parent. We have been engaged to serve as financial advisor to the Company solely in connection with the Transaction, and will receive a fee for our services upon delivery of this Fairness Opinion.

In connection with our review of the proposed Transaction and developing our Fairness Opinion, we have, among other things:
(i)
reviewed certain publicly available business and financial information relating to the Company;

(ii)
analyzed certain internal financial statements and other business and financial information, including certain historical and projected financial and operating data concerning the Company provided to us by senior management of the Company;

(iii)
conducted discussions with members of senior management of the Company regarding past and current operations and financial condition and the prospects of the Company;

(iv)
compared the projected results of operations of the Company with those of certain publicly traded companies we deemed to be relevant and comparable to the Company;

(v)
compared the financial terms of the Transaction with the financial terms of certain other acquisitions we deemed to be relevant and comparable to the Transaction;

(vi)
reviewed the terms of the Agreement furnished to us by the Company; and

(vii)
reviewed such other financial studies and analyses, performed such other investigations, and took into account such other matters as we deemed necessary, including an assessment of general economic, market and monetary conditions.

In connection with our review and arriving at our Fairness Opinion, we have not independently verified any of the foregoing information, have relied on such information, have assumed that all such information is complete and accurate in all material respects, and have relied on assurances of the management of the Company that they are not aware of any facts that would make such information misleading. With respect to the internal financial forecasts and other forward-looking financial information provided to us by senior management of the Company, we have assumed, with your consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management. We have also assumed that the Transaction will be consummated upon the terms set forth in the Agreement, without waiver, modification or amendment of any material term, condition or agreement therein which would be in any way meaningful to our analysis. We have also assumed that, in the course of obtaining necessary regulatory and third party approvals and consents for the Transaction, no modification, delay, limitation, restriction or conditions will be imposed that will have an adverse effect on the Company, Parent or the contemplated benefits of the Transaction in any way meaningful to our analysis.
This Fairness Opinion has been approved by a fairness committee of Canaccord Genuity in accordance with FINRA Rule 5150. Our Fairness Opinion is rendered on the basis of securities, economic and market conditions prevailing as of the date hereof and on the prospects, financial and otherwise, of the Company, known to us as of the date hereof. It should be understood that (i) subsequent developments may affect the conclusions expressed in this Fairness Opinion if this Fairness Opinion were rendered as of a later date, and (ii) Canaccord Genuity disclaims any obligation to advise any person of any change in any manner affecting this Fairness Opinion that may come to our attention after the date of this Fairness Opinion. We have not undertaken to reaffirm or revise this Fairness Opinion or otherwise comment upon any events occurring after the date hereof and do not have any obligation to update, revise or reaffirm this Fairness Opinion. We have not been requested to conduct and we have not conducted, nor have we relied upon, any independent valuation or appraisal of any of the assets of the Company. We also have not evaluated the solvency of any party to the Agreement under any state or federal laws, rules or regulations relating to bankruptcy, insolvency or similar matters. In addition, we have assumed, with your consent, that any material liabilities (contingent or otherwise, known or unknown) of the Company are as set forth in the financial statements of the Company provided to us.
This Fairness Opinion is limited to the fairness, from a financial point of view, to the holders of Company Common Stock (other than Parent and Merger Sub and their respective affiliates) of the Merger Consideration, and we express no opinion as to the fairness of the Transaction to the holders of any other class of securities, creditors or other constituencies of the Company. Our Fairness Opinion does not address the relative merits of the Transaction as compared to other business strategies or transactions that might be available to the Company, nor does it address the underlying business decision of the Company to proceed with the Transaction or any view on any other term or aspect of the Agreement. We also note that we are not legal, accounting, regulatory or tax experts and have relied on the assessments made by the Company and its advisors with respect to such matters. We have not considered, and we express no opinion as to, the fairness of the amount or nature of the compensation to be paid to any of the Company’s officers, directors or employees, or class of such persons, relative to the Merger Consideration to be paid to the stockholders of the Company in the Transaction.
This Fairness Opinion, as set forth in this letter form, is directed to and for the information of the Board of Directors of the Company (in its capacity as such) in connection with its evaluation of the Transaction and does not constitute advice or a recommendation to any stockholder as to how such stockholder should vote with respect to the Merger or any other aspect of the Transaction or how such stockholders should otherwise act on any matter relating to the Transaction. It is understood that this letter may not be disclosed or otherwise referred to without our prior written consent.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be paid to the holders of Company Common Stock (other than Parent and Merger Sub and their respective affiliates) pursuant to the Agreement is fair, from a financial point of view, to such holders.
Sincerely,
/s/ CANACCORD GENUITY LLC

Annex C
Section 262 of the General Corporation Law of the State of Delaware
§ 262. Appraisal rights.
(a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.
(b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:
(1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:
a.   Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;
b.   Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c.   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d.   Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4)   [Repealed.]
(c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d),(e), and (g) of this section, shall apply as nearly as is practicable.
(d)   Appraisal rights shall be perfected as follows:
(1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or
(2)   If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.
(f)   Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.
(g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

(h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.
(i)   The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.
(j)   The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.
(k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.
(l)   The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Annex D
Execution Version
VOTING AND SUPPORT AGREEMENT
among
GRAHAM HOLDINGS COMPANY
and
CERTAIN STOCKHOLDERS OF LEAF GROUP LTD.
Dated as of
April 3, 2021

VOTING AND SUPPORT AGREEMENT dated as of April 3, 2021 (this “Agreement”), among Graham Holdings Company, a Delaware corporation (“Parent”), and each of the individuals listed on the signature pages hereto (each, a “Stockholder” and, collectively, the “Stockholders”).
INTRODUCTION
WHEREAS, each Stockholder is, as of the date hereof, the record and beneficial owner (for purposes of this Agreement, “beneficial owner” (including “beneficially own” and other correlative terms) shall have the meaning set forth in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”)) of the number of the shares of Company Common Stock (“Shares”), as set forth opposite the name of such Stockholder on Schedule I hereto;
WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Pacifica Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Leaf Group Ltd., a Delaware corporation (the “Company”) are entering into that certain Agreement and Plan of Merger, dated as of the date hereof (as may be amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement), which provides, among other things, for the merger of Merger Sub with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent upon the terms and subject to the conditions set forth therein; and
WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, each of Parent and Merger Sub has required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement with respect to the Subject Shares (as defined below).
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
ARTICLE 1
VOTING AGREEMENT
SECTION 1.01   Voting Agreement.   (a) During the Agreement Period (as defined below), each Stockholder hereby agrees that, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of the Shares, however called (each, a “Stockholders Meeting”), and in connection with any written consent of the holders of the Shares, such Stockholder shall appear at such meeting or otherwise cause all of such Stockholder’s Subject Shares to be counted as present thereat for purposes of calculating a quorum and vote (or cause to be voted) or, if applicable, deliver (or caused to be delivered) a written consent with respect to all of such Stockholder’s Subject Shares, in each case, to the fullest extent that such Subject Shares are entitled to be voted at the time of any vote or action by written consent:
(i)   in favor of (A) the adoption of the Merger Agreement, the Merger and the approval of all agreements related to the Merger and any actions related thereto; and (B) without limitation of the preceding clause (A), the approval of any proposal to adjourn or postpone the Stockholders Meeting to a later date if there are not sufficient votes for adoption of the Merger Agreement on the date on which the Stockholders Meeting is held; and
(ii)   against (A) any Acquisition Proposal or any Alternative Acquisition Agreement related to such Acquisition Proposal; (B) any election of new directors to the Company Board, other than nominees to the Company Board who are serving as directors of the Company on the date hereof or who are nominated for election by a majority of the Company Board, or as otherwise provided in the Merger Agreement; (C) any action, proposal, transaction or agreement that would reasonably be expected to result in a material breach of any covenant, representation or warranty of such Stockholder under this Agreement or of the Company under the Merger Agreement; (D) each of the following actions (other than the transactions contemplated by the Merger Agreement): (I) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any of its Subsidiaries, (II) any sale, lease, license or other transfer of a material amount of the assets of the Company or any of its Subsidiaries, taken as a whole, and (III) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its Subsidiaries; and (E) any corporate action the consummation of which would reasonably be expected to prevent or materially impair or delay the consummation of the Merger prior to the End Date.
(b)   Subject to Section 3.02(b), each Stockholder shall retain at all times the right to vote or exercise such Stockholder’s right to consent with respect to such Stockholder’s Subject Shares in such Stockholder’s sole discretion and without any other limitation on those matters other than those set forth in Section 1.01(a) that are at any time or from time to time presented for consideration to the holders of the Shares generally.
ARTICLE 2
REPRESENTATIONS AND WARRANTIES
SECTION 2.01   Representations and Warranties of Stockholder.   Each Stockholder, severally but not jointly as to any other Stockholder, represents and warrants to Parent as follows (it being understood that, except where expressly stated to be given or made as of the date hereof only, the representations and warranties contained in this Section 2.01 shall be made as of the date hereof and as of the date of each Stockholders Meeting):
(a)   Authorization.   Such Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform such Stockholder’s obligations hereunder. This Agreement has been duly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery hereof by Parent, constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception. If such Stockholder is a married individual, and any of the Subject Shares of such Stockholder constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly executed and delivered by such Stockholder’s spouse (including pursuant to Section 3.07) and, assuming the due authorization, execution and delivery hereof by Parent, is enforceable against such Stockholder’s spouse in accordance with its terms, subject to the Bankruptcy and Equity Exception. If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement.
(b)   No Conflict.   (i) Neither the execution and delivery of this Agreement by such Stockholder nor the consummation by such Stockholder of the transactions contemplated hereby, nor compliance by such Stockholder with any of the terms or provisions hereof, will (A) assuming that each of the filings referred to in Section 2.01(b)(ii) are made, contravene, conflict with or result in any violation or breach of any provision of any applicable Law, (B) require any consent or other action by any Person under, constitute a breach or default, or an event that, with or without notice or lapse of time or both, would constitute a breach or default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which such Stockholder is entitled under any provision of any Contract binding on such Stockholder or (C) result in the creation or imposition of any Lien upon such Stockholder’s Subject Shares, other than, in the case of clauses (A) and (B), as has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Stockholder’s ability to perform his or her obligations under this Agreement.
(ii)   Except for (A) compliance with any applicable requirements of the Securities Act, the Exchange Act and any other applicable U.S. state or federal or any foreign securities Laws and the rules and requirements of the NYSE, and (B) actions or filings the failure of which to be made or obtained has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Stockholder’s ability to perform his or her obligations under this Agreement, no consents or approvals of, or filings, declarations or registrations with, any Governmental Entity or any other Person are necessary for the execution, delivery or performance of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby.

(c)   Ownership of Subject Shares.   As of the date hereof, such Stockholder (together with such Stockholder’s spouse if such Stockholder is married and the Subject Shares constitute community property under applicable Law) is, and (except with respect to any Subject Shares Transferred (as defined below) in accordance with Section 3.02) at all times during the Agreement Period will be, the record and beneficial owner of such Shares as set forth opposite the name of such Stockholder on Schedule I hereto (together with any Shares or other Company Securities that may become subject to this Agreement as provided in Section 3.04, including pursuant to any exercise of Company Options or vesting of any Company RSU Awards, the “Subject Shares”) free and clear of any Liens and with no restrictions on such Stockholder’s rights of voting or disposition pertaining thereto, except for any applicable restrictions on Transfer (as defined below) under the Securities Act. Except to the extent of any Subject Shares acquired after the date hereof (which shall become Subject Shares upon that acquisition), the Subject Shares set forth on Schedule I opposite the name of such Stockholder are the only Shares beneficially owned by such Stockholder on the date hereof. Other than as set forth on Schedule I, such Stockholder does not beneficially own any (i) shares of capital stock or other voting securities of or ownership interests in the Company, (ii) securities of the Company convertible into or exchangeable or exercisable for shares of capital stock or other voting securities of or ownership interests in the Company, or (iii) warrants, calls, options or other rights to acquire from the Company, or other obligations of the Company to issue, any capital stock or other voting securities or ownership interests in or any securities convertible into or exchangeable or exercisable for capital stock or other voting securities or ownership interests in the Company.
(d)   Proxy.   Except for this Agreement, none of such Stockholder’s Subject Shares are subject to any voting agreement, voting trust or other agreement or arrangement, including any proxy, consent or power of attorney, with respect to the voting of the Subject Shares on the date hereof. Such Stockholder further represents that any proxies heretofore given in respect of the Subject Shares, if any, are revocable.
(e)   Absence of Litigation.   With respect to such Stockholder, as of the date hereof, there is no Legal Proceeding pending or, to the knowledge of such Stockholder, threatened against such Stockholder or any of his or her properties, assets or Affiliates (including such Stockholder’s Subject Shares) that could reasonably be expected to impair the ability of such Stockholder to perform his or her obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.
(f)   Reliance.   Such Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.
(g)   Finder’s Fees.   No agent, broker, investment banker, finder or other intermediary is or will be entitled to any fee or commission or reimbursement of expenses from Parent, Merger Sub or the Company or any of their respective Affiliates in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Stockholder.
SECTION 2.02   Representations and Warranties of Parent.   Parent hereby represents and warrants, as of the date hereof and as of the date of each Stockholders Meeting, to the Stockholders as follows:
(a)   Organization.   Parent has been duly organized, is validly existing and in good standing (where such concept is recognized under applicable Law) under the Laws of its jurisdiction of organization.
(b)   Authorization.   Parent has the requisite authority, and has taken all action necessary, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and, assuming the due authorization, execution and delivery hereof by the Stockholders, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its respective terms, subject in each case to the Bankruptcy and Equity Exception.

ARTICLE 3
CERTAIN COVENANTS
SECTION 3.01   No Solicitation.   Without limiting and subject to the provisions of Section 4.18, during the Agreement Period, each Stockholder agrees that he or she will not, directly or indirectly, take any action or omit to take any action that the Company is not permitted to take or omit to take pursuant to Section 5.2 of the Merger Agreement.
SECTION 3.02   No Proxies for or Liens on Subject Shares.   (a) Except pursuant to the terms of this Agreement, including Section 3.02(b), during the Agreement Period, no Stockholder shall (nor permit any Person under such Stockholder’s control to), without the prior written consent of Parent, directly or indirectly, (i) grant any proxies, consents, powers of attorney, rights of first offer or refusal or enter into any voting trust or voting agreement or arrangement with respect to the voting of any Subject Shares, (ii) sell (including short sell), assign, transfer, tender, pledge, encumber, grant a participation interest in, hypothecate, place in trust or otherwise dispose of (including by gift), whether voluntarily or by operation of Law, or limit his or her right, title or interest or right to vote in any manner with respect to (except, in each case, by will or under the laws of intestacy) any Subject Shares (any transaction described in this clause (ii), a “Transfer”), (iii) enter into any Contract with respect to the direct or indirect Transfer of any Subject Shares, or (iv) otherwise permit any Liens to be created on any Subject Shares. Any Transfer or attempted Transfer of Subject Shares or any interest therein in violation of this Section 3.02 shall be null and void. Each Stockholder further agrees to authorize and request the Company to notify the Company’s transfer agent that during the Agreement Period there is a stop transfer order with respect to all of such Stockholder’s Subject Shares and that this Agreement places limits on the voting and Transfer of such Subject Shares.
(b)   Notwithstanding anything in this Agreement, including Section 3.02(a) to the contrary, any Stockholder may Transfer Subject Shares (i) to any member of such Stockholder’s immediate family, (ii) to a trust for the sole benefit of such Stockholder or any member of such Stockholder’s immediate family (i.e., spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild or the spouse of any child, adopted child, grandchild or adopted grandchild), (iii) upon the death of such Stockholder, (iv) by will, divorce decree, intestacy or other similar law, (v) to effect a cashless exercise for the primary purpose of paying the exercise price of Company Options or to cover Tax withholding obligations in connection with such exercise to the extent permitted by the instruments representing such Company Options, (vi) for the net settlement of Company RSU Awards settled in Subject Shares (to pay any Tax withholding obligations) or for receipt upon settlement of Company RSU Awards, and the sale of a sufficient number of such Subject Shares acquired upon settlement of such securities as would generate sales proceeds sufficient to pay the aggregate Taxes payable by the Stockholder as a result of such settlement, and (vii) pursuant to a Rule 10b5-1 trading plan in effect as of the date hereof; provided that any such Transfer referred to in this Section 3.02(b) (other than in the case of clauses (v), (vi) and (vii)) shall be permitted only if the applicable transferee agrees in writing to be bound by the terms of this Agreement.
SECTION 3.03   Documentation and Information.   Each Stockholder (a) consents to and authorizes the publication and disclosure by Parent or the Company of such Stockholder’s identity and holding of Subject Shares, the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement (including, for clarity, the disclosure of this Agreement) and any other information, in each case, that Parent or the Company reasonably determines is required to be disclosed by applicable Law in any press release, any schedules and documents filed by Parent or the Company with the SEC or any other disclosure document in connection with the transactions contemplated by the Merger Agreement, and (b) agrees promptly to give to Parent (or the Company, if so directed by Parent) any information related to such Stockholder that Parent or the Company may reasonably require for the preparation of any such disclosure documents. Each Stockholder agrees promptly to notify Parent of any required corrections with respect to any information supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect. Parent hereby consents to and authorizes each Stockholder to make such disclosure or filings to the extent required by the SEC or the NYSE.

SECTION 3.04   Additional Subject Shares.   In the event that, during the Agreement Period, a Stockholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional Company Securities with voting rights, or any other voting interest with respect to the Company, such Company Securities and voting interests shall, without further action of the parties, be subject to the provisions of this Agreement, and the number of Subject Shares set forth on Schedule I opposite the name of such Stockholder will be deemed amended accordingly. During the Agreement Period, each Stockholder shall promptly notify Parent of any such event.
SECTION 3.05   Certain Adjustments.   In the event of a stock split, stock dividend or distribution, or any change in the Shares by reason of a stock split, reverse stock split, recapitalization, combination, reclassification, readjustment, exchange of shares or the like, the term “Subject Shares” shall be deemed to refer to and include such Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such Shares may be changed or exchanged.
SECTION 3.06   Waiver of Appraisal Rights and Actions.   Each Stockholder hereby (a) irrevocably waives and agrees not to exercise any and all rights such Stockholder may have as to appraisal, dissent or any similar or related matter with respect to any of such Stockholder’s Subject Shares that may arise with respect to the Merger or any of the other transactions contemplated by the Merger Agreement and (b) agrees (i) not to commence or participate in, and (ii) to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective Affiliates relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any such claim (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, or (B) alleging a breach of any fiduciary duty of the Company Board in connection with the Merger Agreement or the other transactions contemplated thereby.
SECTION 3.07   Spousal Consent.   If Stockholder is a married individual and any of the Subject Shares constitutes community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, such Stockholder shall deliver to Parent, concurrently herewith, a duly executed consent of such Stockholder’s spouse, in the form attached hereto as Exhibit A.
SECTION 3.08   Further Assurances.   Parent and each Stockholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws, in order to perform their respective obligations under this Agreement.
ARTICLE 4
MISCELLANEOUS
SECTION 4.01   Termination.   This Agreement shall automatically terminate and become void and of no further force or effect on the earlier of (the period from the date hereof through such earlier time being referred to as the “Agreement Period”): (a) the Effective Time; (b) the termination of this Agreement by written notice from Parent to the Stockholders; (c) the termination of the Merger Agreement in accordance with its terms; and (d) with respect to a particular Stockholder, the termination of this Agreement by such Stockholder upon the entry by the Company without the prior written consent of such Stockholder into any amendment, waiver or modification of the Merger Agreement that results in (x) a change to the form of consideration to be paid thereunder or (y) a decrease in the Merger Consideration; provided that (i) this Section 4.01, Section 4.03, Section 4.04, Section 4.05, Section 4.06, Section 4.07, Section 4.08, Section 4.09, Section 4.10, Section 4.13, Section 4.16, Section 4.17 and Section 4.18 shall survive such termination, and (ii) upon termination of this Agreement, all obligations of the parties hereunder will terminate, without any liability or other obligation on the part of any party hereto to any Person in respect hereof or the transactions contemplated hereby, and no party shall have any claim against another (and no Person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter hereof; provided, further, that the termination of this Agreement shall not relieve any party from liability arising from fraud or any willful and intentional breach prior to such termination. For clarity, this Agreement shall not terminate upon a Change in Recommendation (pursuant to Section 5.2 of the Merger Agreement) unless the Merger Agreement is terminated in accordance with its terms.

SECTION 4.02   No Ownership Interest.   Nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the Stockholders, and Parent shall have no authority to direct any Stockholder in the voting or disposition of any of the Subject Shares, except as otherwise provided herein.
SECTION 4.03   Representations and Warranties.   The representations and warranties contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time or the termination of this Agreement.
SECTION 4.04   Notices.   Any notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt or otherwise on the next succeeding Business Day in the place of receipt:
if to Parent, to:
Graham Holdings Company
1300 North 17th Street
17th Floor
Arlington, VA 22209
Attention:
Senior Vice President and General Counsel

E-mail:
[omitted]

with a copy (which shall not constitute notice) to:
Covington & Burling LLP
One CityCenter
850 Tenth Street, NW
Washington, DC 20001-4956
Attention:
Paul V. Rogers
Jack S. Bodner

E-mail:
progers@cov.com
jbodner@cov.com

if to a Stockholder, to his or her address set forth on such Stockholder’s signature page hereto, with a copy (which shall not constitute notice) to:
Goodwin Procter LLP
100 Northern Avenue
Boston, MA 02210
Attention:
Joseph L. Johnson III
Andrew H. Goodman

E-mail:
jjohnson@goodwinlaw.com
agoodman@goodwinlaw.com

or to such other address as such party may hereafter specify for the purpose by notice to the other parties hereto pursuant to this Section 4.04.
SECTION 4.05   Amendment; Waiver.   Any provision of this Agreement may be amended or waived during the Agreement Period if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver thereof; and no single or partial exercise thereof shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law.

SECTION 4.06   Expenses.   Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses, whether or not the transactions are consummated.
SECTION 4.07   Binding Effect; Benefit; Assignment.
(a)   The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
(b)   No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the express written consent of each other party hereto, except that Parent may transfer or assign its respective rights and obligations under this Agreement, in whole or from time to time in part, to one or more of its Affiliates at any time; provided that such transfer or assignment shall not relieve Parent of its obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to Parent.
SECTION 4.08   Governing Law.   This Agreement is made under, and shall be construed and enforced in accordance with, the Laws of the State of Delaware applicable to agreements made and to be performed solely therein, without giving effect to principles of conflicts of Law that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.
SECTION 4.09   Jurisdiction.   Each of the parties hereto (a) consents to and submits to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware (the “Delaware Courts”) in any action or proceeding arising out of or relating to this Agreement or any of the Transactions, including for enforcement of any judgment, (b) agrees that all claims in respect of such action or proceeding shall be heard and determined in any Delaware Court, (c) shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Delaware Court and (d) shall not bring any action or proceeding arising out of or relating to this Agreement or any of the Transactions in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other Person with respect thereto. Each of the parties hereto irrevocably agrees that, subject to any available appeal rights, any decision or Order issued by any Delaware Court shall be binding and enforceable, and irrevocably agrees to abide by any such decision or Order. Without limiting the foregoing, each party agrees that service of process in English upon such party in any such action or proceeding shall be effective if such process is given as a notice in accordance with Section 4.04.
SECTION 4.10   WAIVER OF JURY TRIAL.   EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
SECTION 4.11   Counterparts; Effectiveness.   This Agreement may be executed and delivered (including by electronic transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).
SECTION 4.12   Entire Agreement.   This Agreement (including the Schedules hereto), together with the Merger Agreement, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among or between any of the parties hereto with respect to the subject matter hereof and thereof.
SECTION 4.13   Severability.   Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.
SECTION 4.14   Specific Performance.   The parties hereto agree that irreparable damage would occur and that the parties hereto would not have any adequate remedy at Law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, except as expressly provided in the following sentence. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Courts and, in any action for specific performance, each party waives the defense of adequacy of a remedy at Law and waives any requirement for the securing or posting of any bond in connection with such remedy, this being in addition to any other remedy to which they are entitled at Law or in equity.
SECTION 4.15   No Third Party Beneficiaries.   This Agreement is not intended to and shall not confer upon any Person other than the parties hereto (and their respective heirs, successors and permitted assigns) any rights, remedies, benefits, obligations, liabilities or claims hereunder.
SECTION 4.16   Construction.   The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. The word “or” is not exclusive. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References to any statute are to that statute and to the rules and regulations promulgated thereunder, in each case as amended from time to time. References to “$” and “dollars” are to the currency of the United States. References from or through any date shall mean, unless otherwise specified, from and including or through and including, respectively. All references to “days” shall be to calendar days unless otherwise indicated as a “Business Day.” Except as otherwise specifically indicated, for purposes of measuring the beginning and ending of time periods in this Agreement (including for purposes of “Business Day” and for hours in a day or Business Day), the time at which a thing, occurrence or event shall begin or end shall be deemed to occur in the time zone where such thing, occurrence or event shall take place.
SECTION 4.17   No Presumption.   Each of the parties hereto agrees that he, she or it has had the opportunity to review this Agreement with counsel of his, her or its own choosing and, therefore, waives the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.
SECTION 4.18   Obligations; Stockholder Capacity.   The obligations of each Stockholder under this Agreement are several and not joint, and no Stockholder shall have any liability or obligation under this Agreement for any breach hereunder by any other Stockholder. Each Stockholder is signing and entering this Agreement solely in his or her capacity as the beneficial owner of such Stockholder’s Subject Shares, and not in such Stockholder’s capacity as a director or officer of the Company or any of the Company’s

Subsidiaries, or in such Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust, if applicable. Subject to the terms of the Merger Agreement, nothing in this Agreement shall (or shall require any Stockholder to attempt to) limit or restrict a director or officer of the Company in the exercise of his or her fiduciary duties consistent with the terms of the Merger Agreement solely in his or her capacity as a director or officer of the Company or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent, or be construed to create any obligation on the part of any director or officer of the Company or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee or fiduciary.
SECTION 4.19   No Agreement Until Executed.   Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a Contract, agreement, arrangement or understanding between Parent and any Stockholder unless and until (a) the Merger Agreement is executed by all parties thereto, and (b) this Agreement is executed by Parent and such Stockholder.
[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties has executed this Agreement or caused this Agreement to be executed on its behalf by its duly authorized officers, as applicable, as of the day and year first above written.
GRAHAM HOLDINGS COMPANY
a Delaware corporation
By:

Name:
Title:
[Signature page to Voting and Support Agreement]

[NAME OF STOCKHOLDER]

Address:

Attention:

Facsimile:

Email:

[Signature page to Voting and Support Agreement]

EXHIBIT A
CONSENT OF SPOUSE
In consideration of the execution of that certain Voting and Support Agreement, (the “Voting Agreement”), dated as of April 3, 2021, by and among Graham Holdings Company, a Delaware corporation (“Parent”), and each of the individuals listed on the signature pages thereto, including [•] (the “Stockholder”), I, the undersigned, spouse of the Stockholder, have been given a copy of, and have had an opportunity to review, the Voting Agreement and clearly understand the provisions contained therein.
I hereby approve the Voting Agreement and appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Voting Agreement. I agree to be bound by and accept the provisions of the Voting Agreement in lieu of all other direct or indirect legal, equitable, beneficial, representative community property or other interest I may have in the Subject Shares (as defined in the Voting Agreement) held by my spouse under the laws in effect in the state or other applicable jurisdiction of our residence as of the date of the signing of the Voting Agreement.

(Signature)
Name:

(Please Print)
Dated:

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY D51851-TBD 2. To consider and vote on a non-binding, advisory proposal to approve the compensation that may be paid or may become payable to the Company’s named executive officers in connection with the merger of the merger subsidiary with and into the Company pursuant to the merger agreement (referred to as the “advisory, non-binding compensation proposal”); and 3. To consider and vote on a proposal to adjourn or postpone the special meeting of the Company's stockholders (referred to as the "special meeting") to a later date or time, if necessary or appropriate as determined by the Company, to solicit additional proxies if there are insufficient votes at the time of the special meeting or any adjournment or postponement thereof to approve the merger proposal. 1. To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of April 3, 2021 as it may be amended, supplemented or otherwise modified from time to time (referred to as the “merger agreement”), by and among Leaf Group Ltd. (referred to as the
“Company”), Graham Holdings Company, a Delaware corporation (referred to as “Parent”), and Pacifica Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (referred to as the “merger subsidiary”) (referred to as the “merger proposal”); The Board of Directors recommends you vote FOR each of the following proposals: NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the special meeting and any adjournments or postponements thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS. For Against Abstain ! ! ! ! ! ! LEAF GROUP LTD. LEAF GROUP LTD. 1655 26TH STREET SANTA MONICA, CA 90404 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! ! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 9, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/LEAF2021SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions until 11:59 P.M. ET on June 9, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. D51852-TBD LEAF GROUP LTD. Special Meeting of Stockholders June 10, 2021 at 9:00 AM (Pacific Time) This proxy is solicited by the Board of Directors The undersigned hereby appoints Sean Moriarty and Adam Wergeles, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of common stock of Leaf Group Ltd. (the "Company") that the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of the Company to be held on June 10, 2021 via live webcast at www.virtualshareholdermeeting.com/LEAF2021SM or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Special Meeting of Stockholders of the Company. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE THE AUTHORITY TO VOTE FOR PROPOSALS 1, 2 AND 3
AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES, TO THE EXTENT PERMITTED BY RULE 14a-4(c), AS AMENDED, ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. Continued and to be signed on reverse side